SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  July 30, 1997
(Date of earliest event reported)

Commission File No. 333-2209




                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------



                   Delaware                              52-1972128
---------------------------------------    -------------------------------------
           (State of Incorporation)        (I.R.S. Employer Identification No.)



7485 New Horizon Way, Frederick, Maryland                        21703
------------------------------------------------------    ----------------------
    Address of principal executive offices                     (Zip Code)




                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

     On July 30, 1997, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1997-10, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of $371,902,948.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of July 30, 1997, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), First Union National Bank as trust administrator, and Firstar Trust Company, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1997-10, Class A-1, Class B-3, Class B-4 and Class B-5, having an aggregate initial principal balance of $78,013,530.10 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 82.66% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Certificates, distributions on which (other than with respect to the Class A-1 Certificates) are subordinated to distributions on the Offered Certificates.

     Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1 PAC Component, Class A-1 Scheduled Accrual Component, Class A-1 PO A Component, Class A-1 PO B Component and Class A-1 IO Component, the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificate will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.  Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------

(EX-4) Pooling and Servicing Agreement, dated as of July 30, 1997, among Norwest Asset Securities Corporation, Norwest Bank Minnesota, National Association, First Union National Bank, as trust administrator and Firstar Trust Company, as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION

July 30, 1997

                                            ------------------------------------
                                            Alan McKenney
                                            Assistant Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                               Paper (P) or
Exhibit No.       Description                                  Electronic (E)
-----------       -----------                                  --------------

 (EX-4)           Pooling and Servicing                         E
                  Agreement, dated as of July 30, 1997
                  among Norwest Asset Securities
                  Corporation, Norwest Bank Minnesota,
                  National Association, First Union
                  National Bank, as trust administrator,
                  and Firstar Trust Company, as trustee.

--------------------------------------------------------------------------------




                      NORWEST ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                              FIRSTAR TRUST COMPANY

                                    (Trustee)

                                       and

                            FIRST UNION NATIONAL BANK

                              (Trust Administrator)



                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 30, 1997

                                 $449,916,478.10




                       Mortgage Pass-Through Certificates
                                 Series 1997-10




--------------------------------------------------------------------------------

     This Pooling and Servicing Agreement, dated as of July 30, 1997 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, FIRSTAR TRUST COMPANY, as Trustee and FIRST UNION NATIONAL BANK, as Trust Administrator.


                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Seller, the Master Servicer, the Trustee and the Trust Administrator agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.     Definitions.

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

     Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Principal Balance: As to any Distribution Date and the Class M Certificates or any Class B Subclass, the greater of (A) zero and (B) (i) the principal balance of such Class or Subclass with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less, with respect to the Class M Certificates, the Class B Principal Balance or, with respect to any Class B Subclass, the Class B Subclass Principal Balances for any Class B Subclasses with higher numerical designations.

     Adjustment Amount: For any Distribution Date, the difference between (A) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount and Class B-5 Optimal Principal Amount.

     Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

     Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

     Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

     Authenticating  Agent:  Any  authenticating  agent  appointed  by the Trust
Administrator   pursuant  to  Section   8.11.   There  shall   initially  be  no
Authenticating Agent for the Certificates.

     Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

     Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

     Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trust Administrator in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

     Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $100,000 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

     Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

     Book-Entry  Certificate:  Any of the  Class  A-2  Certificates,  Class  A-3
Certificates,   Class  A-4  Certificates,  Class  A-5  Certificates,  Class  A-6
Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates or Class A-12 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota, State of North Carolina or State of Wisconsin or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota, State of North Carolina or State of Wisconsin are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the Class A Certificates, Class M Certificates or Class B Certificates.

     Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

     Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trust Administrator.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

     Class: All certificates whose form is identical except for (i) variations in the Percentage Interest evidenced thereby and (ii) in the case of the Class A Certificates and Class B Certificates, variations in Subclass designation and other Subclass characteristics.

     Class  A  Certificate:  Any  one  of  Class  A-1  Certificates,  Class  A-2
Certificates,   Class  A-3  Certificates,  Class  A-4  Certificates,  Class  A-5
Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-R Certificate or Class A-LR Certificate.

     Class A Certificateholder:  The registered holder of a Class A Certificate.

     Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Subclasses of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a)(i) on such Distribution Date.

     Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

     Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date.

     Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Class A Subclass Principal Balances of the Class A
Certificates (other than the Class A-1 and Class A-5 Certificates), (ii) the Component Principal Balances of the Class A-1 PAC Component and Class A-1 PO B Component, (iii) the lesser of the Component Principal Balance of the Class A-1 Scheduled Accrual Component and the Original Component Principal Balance of the Class A-1 Scheduled Accrual Component and (iv) the lesser of the Class A Subclass Principal Balance of the Class A-5 Certificates and the Original Class A Subclass Principal Balance of the Class A-5 Certificates.

     Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the sum of the Class A Subclass Unpaid Interest Shortfalls for each Class A Subclass and
(iii) the Class A Non-PO Optimal Principal Amount.

     Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

          (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

     Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Subclasses pursuant to Paragraph third clause (A) of Section 4.01(a)(i).

     Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Component Principal Balance of the Class A-1 PO A Component.

     Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Class A-1 Scheduled Accrual Component Distribution Amount, if any, with respect to such Distribution Date, (ii) the Class A-5 Accrual Distribution Amount, if any, with respect to such Distribution Date and (iii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

     Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

     Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in July 2002, 100%. As to any Distribution Date subsequent to July 2002 to and including the Distribution Date in July 2003, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2003 to and including the Distribution Date in July 2004, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2004 to and including the Distribution Date in July 2005, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2005 to and including the Distribution Date in July 2006, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2006, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of
(a) Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the July preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class M Principal Balance and the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including August 2002 and July 2003, (2) 35% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including August 2003 and July 2004, (3) 40% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including August 2004 and July 2005, (4) 45% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including August 2005 and July 2006, and (5) 50% of the Original Subordinated Principal Balance if such Distribution Date occurs during or after August 2006. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trust Administrator, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

     Class A Principal Balance: As of any date, an amount equal to the sum of the Class A Subclass Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8
Certificates, Class A-9 Certificates, Class A-12 Certificates, Class A-R Certificate and Class A-LR Certificate.

     Class A Subclass: Any of the Subclasses of Class A Certificates consisting of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-R Certificate and Class A-LR Certificate.

     Class A Subclass Distribution Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-1 and Class A-5 Certificates), the amount distributable to such Class A Subclass pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i). As to the Class A-1
Certificates, the sum of (a) the amount distributable to the Class A-1 Certificates with respect to the Class A-1 PAC Component pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i); (b)(i) as to any Distribution Date prior to the Class A-1 Scheduled Accrual Component Accretion Termination Date, the amount distributable to the Class A-1 Certificates with respect to the Class A-1 Scheduled Accrual Component pursuant to the provisos in Paragraph first and second of Section 4.01(a)(i) and Paragraph third clause (A) of Section 4.01(a)(i), and (ii) as to any Distribution Date on or after the Class A-1 Scheduled Accrual Component Accretion Termination Date, the amount distributable to the Class A-1 Certificates with respect to the Class A-1 Scheduled Accrual Component pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i); (c) the amount distributable to the Class A-1 Certificates with respect to the Class A-1 IO Component pursuant to Paragraphs first and second of Section 4.01(a)(i), (d) the amount distributable to the Class A-1 Certificates with respect to the Class A-1 PO A Component pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (e) the amount distributable to the Class A-1 Certificates with respect to the Class A-1 PO B Component pursuant to Paragraph third clause (A) of Section 4.01(a)(i). As to the Class A-5 Certificates, (a) as to any Distribution Date prior to the Class A-5 Accretion Termination Date, the amount distributable to the Class A-5 Certificates pursuant to the provisos in Paragraphs first and second of Section 4.01(a)(i) and Paragraph third clause (A) of Section 4.01(a)(i) and (b) as to any Distribution Date on or after the Class A-5 Accretion Termination Date, the amount distributable to the Class A-5 Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i).

     Class A Subclass Interest Accrual Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-1, Class A-10, Class A-11 and Class A-13 Certificates), (i) the product of (a) 1/12th of the Class A Subclass
Pass-Through  Rate  for  such  Class A  Subclass  and (b) the  Class A  Subclass
Principal Balance of such Class A Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of such Class A Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date,
(y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). As to the Class A-1 Certificates, the sum of the Component Interest Accrual Amounts for the Class A-1 PAC Component, the Class A-1 IO Component and the Class A-1 Scheduled Accrual Component. As to any Distribution Date and the Class A-10 Certificates, the Class A-10 Interest Accrual Amount. As to any Distribution Date and the Class A-11 Certificates, the Class A-11 Interest Accrual Amount. As to any Distribution Date and the Class A-13 Certificates, the Class A-13 Interest Accrual Amount.

     Class A Subclass Interest Percentage: As to any Distribution Date and any Class A Subclass (other than the Class A-1 Certificates), the percentage calculated by dividing the Class A Subclass Interest Accrual Amount of such Class A Subclass (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount and each Component Interest Accrual Amount).

     Class A Subclass Interest Shortfall Amount: As to any Distribution Date and any Subclass of Class A Certificates, any amount by which the Class A Subclass Interest Accrual Amount of such Class A Subclass with respect to such Distribution Date exceeds the amount distributed in respect of such Class A Subclass on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i) including (i) in the case of the Class A-1 Certificates with respect to the Class A-1 Scheduled Accrual Component prior to the Class A-1 Scheduled Accrual Component Accretion Termination Date, the amount included in the Class A-1 Scheduled Accrual Component Distribution Amount pursuant to clause (i) of the definition thereof and (ii) in the case of the Class A-5 Certificates prior to the Class A-5 Accretion Termination Date, the amount included in the Class A-5 Accrual Distribution Amount pursuant to clause (i) of the definition thereof.

     Class A Subclass Interest Shortfall Percentage: As to any Distribution Date and Class A Subclass, the percentage calculated by dividing the Class A Subclass Unpaid Interest Shortfall for such Class A Subclass by the Class A Unpaid Interest Shortfall, in each case determined as of the Business Day preceding the applicable Distribution Date.

     Class A Subclass Loss Percentage: As to any Determination Date and any Subclass of Class A Certificates (other than the Class A-1, Class A-9, Class A-10, Class A-11 and Class A-13 Certificates) then outstanding, the percentage calculated by dividing the Class A Subclass Principal Balance of such Subclass (or, in the case of the Class A-5 Certificates, the Original Class A Subclass Principal Balance of such Subclass, if lower) by the Class A Loss Denominator (determined without regard to any such Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-1 and Class A-9 Certificates) or Component Principal Balance of the Class A-1 PAC Component, Class A-1 PO B Component, Class A-1 Scheduled Accrual Component or Class A-9 Component not then outstanding), in each case determined as of the preceding Determination Date.

     Class A Subclass Pass-Through Rate: As to the Class A-11, Class A-12, Class A-R and Class A-LR Certificates, the Class A Fixed Pass-Through Rate. The Class A-1 Certificates have no Class A Subclass Pass-Through Rate. As to the Class A-2 Certificates, 6.500% per annum. As to the Class A-3 and Class A-8 Certificates, 7.250% per annum. As to the Class A-4 and Class A-7 Certificates, 7.00% per annum. As to the Class A-5 Certificates, 7.650% per annum. As to the Class A-6 Certificates, 6.750% per annum. As to the Class A-9, Class A-10 and Class A-13 Certificates, the Class A-9 Pass-Through Rate, Class A-10 Pass-Through Rate and Class A-13 Pass-Through Rate, respectively.

     Class A Subclass Principal Balance: As of the first Determination Date and as to any Class A Subclass (other than the Class A-1, Class A-9, Class A-10, Class A-11 and Class A-13 Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class A Subclass (other than the Class A-1, Class A-9, Class A-10, Class A-11 and Class A-13 Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass (increased in the case of the Class A-5 Certificates by the Class A-5 Principal Accretion Amount with respect to prior Distribution Dates) less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i) (B) as a result of a Principal Adjustment, (C), if applicable, from the Class A-1 Scheduled Accrual Component Distribution Amounts for such prior Distribution Dates and (D), if applicable, from the Class A-5 Accrual Distribution Amounts for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Class A Subclass pursuant to Section 4.02(b). After the Cross-Over Date, each such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date. As to the Class A-1 Certificates, the sum of the Component Principal Balances of the Class A-1 PAC Component, Class A-1 PO A Component, Class A-1 PO B Component and Class A-1 Scheduled Accrual Component. As to the Class A-9 Certificates, the sum of the Component Principal Balances of the Class A-9 Components. The Class A-10, Class A-11 and Class A-13 Certificates will not have Class A Subclass Principal Balances.

     Class A Subclass Unpaid Interest Shortfall: As to any Distribution Date and Class A Subclass, the amount, if any, by which the aggregate of the Class A Subclass Interest Shortfall Amounts for such Class A Subclass for prior Distribution Dates is in excess of the amounts distributed in respect of such Class A Subclass (or (a) in the case of the Class A-1 Certificates with respect to the Class A-1 Scheduled Accrual Component prior to the Class A-1 Scheduled Accrual Component Accretion Termination Date, the amount included in the Class A-1 Scheduled Accrual Component Distribution Amount pursuant to clause (ii) of the definition thereof and (b) in the case of the Class A-5 Certificates prior to the Class A-5 Accretion Termination Date, the amount included in the Class A-5 Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

     Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Subclass Unpaid Interest Shortfalls for all the Class A Subclasses.

     Class A Voting Interest: The sum of (A) the product of (i) the then applicable Class A Percentage and (ii) the Non-PO Voting Interest and (B) the Pool Balance (PO Portion) divided by the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

     Class A-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit D hereto.

     Class  A-1  Certificateholder:   The  registered  holder  of  a  Class  A-1
Certificate.

     Class A-1 Component: Any of the Class A-1 PAC Component, Class A-1 PO A Component, Class A-1 PO B Component, Class A-1 IO Component or Class A-1 Scheduled Accrual Component.

     Class A-1 IO Component Interest Accrual Amount: As to any Distribution Date, (i) the product of (A) 1/12th of the Component Rate for such Component and
(B) the Class A-1 IO Component Notional Amount as of such Distribution Date minus (ii) the Component Interest Percentage of such Component of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

     Class A-1 IO Component Notional Amount: As to any Distribution Date, the product of (i) 64.00% and (ii) the aggregate Scheduled Principal Balance of the Premium Mortgage Loans as of such Distribution Date.

     Class A-1 PO A Component Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (i) the amount by which the sum of the Class A-1 PO A Component Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-1 Certificates with respect to the Class A-1 PO A Component on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a)(i) and (ii) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-1 Certificates with respect to the Class A-1 PO A Component on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the Cross-Over Date, the Class A-1 PO A Component Deferred Amount will be zero. No interest will accrue on any Class A-1 PO A Component Deferred Amount.

     Class A-1 PO A Component Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of

          (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section
     2.02 or 2.03;

          (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan.

     Class A-1 PO A Component Principal Balance: As of the first Determination Date, the Original Component Principal Balance of the Class A-1 PO A Component. As of any subsequent Determination Date prior to the Cross-Over Date, the Original Component Principal Balance of the Class A-1 PO A Component less the sum of (a) all amounts previously distributed in respect of the Class A-1 PO A Component on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class A-1 PO A Component pursuant to Section 4.02(b). On or after the Cross-Over Date, the Class A-1 PO A Component Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between the Class A-1 PO A Component Principal Balance as of such Determination Date and the Adjusted Pool Amount (PO Portion) as of the preceding Distribution Date.

     Class A-1 Scheduled Accrual Component Accretion Termination Date: The earlier of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balance of the Class A-3 Certificates and the Component Principal Balance of the Class A-9 Scheduled Component have been reduced to zero or (ii) the Cross-Over Date.

     Class A-1 Scheduled Accrual Component Distribution Amount: As to any Distribution Date prior to the Class A-1 Scheduled Accrual Component Accretion Termination Date, an amount equal to the sum of (i) the Component Interest Percentage of the Class A-1 Scheduled Accrual Component of the Current Class A Interest Distribution Amount and (ii) the Component Shortfall Percentage of the Class A-1 Scheduled Accrual Component of the amount distributed in respect of the Class A-1 Certificates pursuant to Paragraph second of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date on or after the Class A-1 Scheduled Accrual Component Accretion Termination Date, zero.

     Class A-1 Scheduled Accrual Component Loss Percentage: As to any Determination Date, the percentage calculated by dividing (i) the lesser of the Component Principal Balance of such Component and the Original Component Principal Balance of such Component by (ii) the Class A Loss Denominator (determined without regard to any such Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-1 Certificates) or Component Principal Balance of the Class A-1 PAC Component, Class A-1 PO B Component, Class A-1 Scheduled Accrual Component or Class A-9 Component not then outstanding), in each case determined as of the preceding Determination Date.

     Class A-1 Scheduled Accrual Component Principal Accretion Amount: As to any Distribution Date prior to the Class A-1 Scheduled Accrual Component Accretion Termination Date, an amount equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Class A-1 Scheduled Accrual Component Distribution Amount with respect to such Distribution Date.

     Class A-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit D hereto.

     Class  A-2  Certificateholder:   The  registered  holder  of  a  Class  A-2
Certificate.

     Class A-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit D hereto.

     Class  A-3  Certificateholder:   The  registered  holder  of  a  Class  A-3
Certificate.

     Class A-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit D hereto.

     Class  A-4  Certificateholder:   The  registered  holder  of  a  Class  A-4
Certificate.

     Class A-4 Percentage: The Class A Subclass Principal Balance of the Class A-4 Certificates divided by the Pool Balance (Non-PO Portion).

     Class A-4 Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                            Class A-4 Prepayment
Distribution Date Occurring In                                Shift Percentage
------------------------------                                ----------------

August 1997 through July 2002...................                      0%
August 2002 through July 2003...................                     30%
August 2003 through July 2004...................                     40%
August 2004 through July 2005...................                     60%
August 2005 through July 2006...................                     80%
August 2006 and thereafter......................                    100%

     Class A-4 Priority Amount: For any Distribution Date, the lesser of (i) the Class A Subclass Principal Balance of the Class A-4 Certificates and (ii) the sum of (A) the product of (1) the Class A-4 Percentage and (2) the Scheduled Principal Amount and (B) the product of (1) the Class A-4 Percentage, (2) the Class A-4 Prepayment Shift Percentage, and (3) the Unscheduled Principal Amount.

     Class A-5 Accretion Termination Date: The earlier of (i) the Distribution Date following the Distribution Date on which the Class A Subclass Principal Balance of the Class A-3 Certificates, the Component Principal Balance of the Class A-9 Scheduled Component and the Component Principal Balance of the Class A-1 Scheduled Accrual Component have been reduced to zero or (ii) the Cross-Over Date.

     Class A-5 Accrual Distribution Amount: As to any Distribution Date prior to the Class A-5 Accretion Termination Date, an amount equal to the sum of (i) the Class A Subclass Interest Percentage of the Class A-5 Certificates of the Current Class A Interest Distribution Amount and (ii) the Class A Subclass Interest Shortfall Percentage of the Class A-5 Certificates of the amount distributed in respect of the Class A Subclasses pursuant to Paragraph second of
Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date on or after the Class A-5 Accretion Termination Date, zero.

     Class A-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit D hereto.

     Class  A-5  Certificateholder:   The  registered  holder  of  a  Class  A-5
Certificate.

     Class A-5 Principal Accretion Amount: As to any Distribution Date prior to the Accretion Termination Date, an amount equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Class A-5 Accrual Distribution Amount with respect to such Distribution Date.

     Class A-6 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit D hereto.

     Class  A-6  Certificateholder:   The  registered  holder  of  a  Class  A-6
Certificate.

     Class A-7 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit D hereto.

     Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

     Class A-8 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit D hereto.

     Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

     Class A-9 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit D hereto.

     Class  A-9  Certificateholder:   The  registered  holder  of  a  Class  A-9
Certificate.

     Class A-9 Component: Any of the Class A-9 PAC A Component, Class A-9 PAC B Component, Class A-9 PAC C Component, Class A-9 PAC D Component or Class A-9 Scheduled Component.

     Class A-9 Pass-Through Rate: With respect to the Distribution Date occurring in August 1997, 6.1375% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trust Administrator on the Rate Determination Date occurring in the month preceding the month in which such Distribution Date occurs in the manner specified in Section 4.07 hereof, equal to the lesser of (i) 0.45% plus LIBOR and (ii) 9.00%.

     Class A-10 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit D hereto.

     Class A-10 Certificateholder: The registered holder of a Class A-10 Certificate.

     Class A-10 Interest Accrual Amount: As to any Distribution Date, (i) the product of (A) 1/12th of the Class A-10 Pass-Through Rate and (B) the Class A-10 Notional Amount as of such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-10 Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

     Class A-10 Notional Amount: As to any Distribution Date, an amount equal to the Class A Subclass Principal Balance of the Class A-9 Certificates.

     Class A-10 Pass-Through Rate: With respect to the Distribution Date occurring in August 1997, 2.8625% per annum. With respect to each succeeding Distribution Date, a per annum rate, subject to a minimum rate of 0.00% and a maximum rate of 8.55% determined by the Trust Administrator on the Rate
Determination Date occurring in the month preceding the month in which such Distribution Date occurs in the manner specified in Section 4.07 hereof, equal to 8.55% minus LIBOR.

     Class A-11 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit D hereto.

     Class A-11 Certificateholder: The registered holder of a Class A-11 Certificate.

     Class A-11 Interest Accrual Amount: As to any Distribution Date, (i) the product of (A) 1/12th of the Class A-11 Pass-Through Rate and (B) the Class A-11 Notional Amount as of such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-11 Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

     Class A-11 Notional Amount: As to any Distribution Date, the Class A-11 Notional Amount will be equal to the product of (i) 8.1967213115% and (ii) the Class A Subclass Principal Balance of the Class A-4 Certificates.

     Class A-12 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-12 and Exhibit D hereto.

     Class A-12 Certificateholder: The registered holder of a Class A-12 Certificate.

     Class A-12 Percentage: The Class A Subclass Principal Balance of the Class A-12 Certificates divided by the Pool Balance (Non-PO Portion).

     Class A-12 Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                           Class A-12 Prepayment
Distribution Date Occurring In                                Shift Percentage
------------------------------                                ----------------

August 1997 through July 2002...................                    0%
August 2002 through July 2003...................                   30%
August 2003 through July 2004...................                   40%
August 2004 through July 2005...................                   60%
August 2005 through July 2006...................                   80%
August 2006 and thereafter......................                  100%

     Class A-12 Priority Amount: For any Distribution Date, the lesser of (i) the Class A Subclass Principal Balance of the Class A-12 Certificates and (ii) the sum of (A) the product of (1) the Class A-12 Percentage and (2) the Scheduled Principal Amount and (B) the product of (1) the Class A-12 Percentage,
(2) the Class A-12 Prepayment Shift Percentage, and (3) the Unscheduled Principal Amount.

     Class A-13 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-13 and Exhibit D hereto.

     Class A-13 Certificateholder: The registered holder of a Class A-13 Certificate.

     Class A-13 Interest Accrual Amount: As to any Distribution Date, (i) the product of (a) 1/12th of the Class A-13 Pass-Through Rate and (b) the Class A-13 Notional Amount as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of the Class A-13 Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

     Class A-13 Notional Amount: As to any Distribution Date, the product of (i) 36.00% and (ii) the aggregate Scheduled Principal Balance of the Premium Mortgage Loans as of such Distribution Date.

     Class A-13 Pass-Through Rate: As to any Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans minus 7.625%

     Class AIO-L Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L1 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L2 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L3 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L4 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L5 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L6 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L7 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L8 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L9 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-L12 Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-LPO Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-LR Certificate: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit D hereto.

     Class A-LR Certificateholder: The registered holder of the Class A-LR Certificate.

     Class A-LUR Interest:  A regular  interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-LPO A Interest: A regular interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-LPO B Interest: A regular interest in the Lower-Tier REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class A-R Certificate: The Certificate executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit D hereto.

     Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

     Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

     Class B Certificateholder: The registered holder of a Class B Certificate.

     Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Class B Subclass Interest Accrual Amounts with respect to such Distribution Date.

     Class B Pass-Through Rate: As to any Distribution Date, 7.625% per annum.

     Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance and Class B-5 Principal Balance.

     Class  B  Subclass:   Any  of  the  Class  B-1   Certificates,   Class  B-2
Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

     Class B Subclass Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Distribution Amounts.

     Class B Subclass Interest Accrual Amount: As to any Distribution Date and any Class B Subclass, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Class B Subclass Principal Balance of such Class B Subclass as of the Determination Date preceding such Distribution Date minus
(ii) the Class B Subclass Interest Percentage of such Class B Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess
Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

     Class B Subclass Interest Percentage: As to any Distribution Date and any Class B Subclass, the percentage calculated by dividing the Class B Subclass Interest Accrual Amount of such Class B Subclass (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class B Subclass Interest Accrual Amount).

     Class B Subclass Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest
Shortfall Amount, Class B-4 Interest Shortfall Amount or Class B-5 Interest Shortfall Amount.

     Class B Subclass  Loss  Percentage:  As to any  Determination  Date and any
Class B Subclass then outstanding, the percentage calculated by dividing the Class B Subclass Principal Balance of such Class B Subclass by the Class B Principal Balance (determined without regard to any Class B Subclass Principal Balance of any Class B Subclass not then outstanding), in each case determined as of the preceding Determination Date.

     Class B Subclass Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage or Class B-5 Percentage.

     Class B Subclass  Prepayment  Percentage:  Any of the Class B-1  Prepayment
Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage or Class B-5 Prepayment Percentage.

     Class B Subclass Principal Balance: Any of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

     Class B Subclass Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid
Interest Shortfall, Class B-4 Unpaid Interest Shortfall or Class B-5 Unpaid Interest Shortfall.

     Class B-1 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit D hereto.

     Class  B-1  Certificateholder:   The  registered  holder  of  a  Class  B-1
Certificate.

     Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

     Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

     Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

     Class B-1 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Percentage for such Distribution Date will be zero.

     Class B-1 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Prepayment Percentage for such Distribution Date will be zero.

     Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class M Principal Balance as of such Determination Date.

     Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

     Class B-2 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit D hereto.

     Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

     Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

     Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

     Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

     Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

     Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

     Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance the Class M Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

     Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

     Class B-3 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit D hereto.

     Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

     Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a)(i).

     Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

     Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

     Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

     Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

     Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses through such Determination Date allocated to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

     Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

     Class B-4 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit D hereto.

     Class  B-4  Certificateholder:   The  registered  holder  of  a  Class  B-4
Certificate.

     Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a)(i).

     Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a)(i).

     Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

     Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

     Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

     Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

     Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

     Class B-5 Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit D hereto.

     Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

     Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs twentieth, twenty-first, and twenty-second of Section 4.01(a)(i).

     Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

     Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

     Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

     Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

     Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

     Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

     Class B-L1 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L2 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L3 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L4 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class B-L5 Interest:  A regular  interest in the Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Class M Certificate: Any one of the Certificates executed by the Trust Administrator and authenticated by the Trust Administrator or the Authenticating Agent in substantially the form set forth in Exhibit C and Exhibit D hereto.

     Class M  Certificateholder:  The  registered  holder of a Class M
Certificate.

     Class M Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class M Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

     Class M Interest Accrual Amount: As to any Distribution Date, an amount equal to (i) the product of 1/12th of the Class M Pass-Through Rate and the Class M Principal Balance as of the Determination Date preceding such Distribution Date minus (ii) (x) any Non-Supported Interest Shortfall allocated to the Class M Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

     Class M Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class M Interest Accrual Amount with respect to such Distribution Date exceeds the amount distributed in respect of the Class M Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

     Class M Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

          (i) the Class M Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

          (ii) the Class M Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

          (iii) the Class M Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
     Section 2.02 or 2.03; and

          (iv) the Class M Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trust Administrator in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class M Optimal Principal Amount will equal the lesser of (A) the Class M Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class M Certificates.

     Class M Pass-Through Rate: As to any Distribution Date, 7.625% per annum.

     Class M Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.

     Class M Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.

     Class M Principal Balance: As to the first Determination Date, the Original Class M Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class M Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class M Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a)(i) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class M Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

     Class M Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class M Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class M Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

     Class M-L Interest:  A regular  interest in the  Lower-Tier  REMIC which is
held  as  an  asset  of  the  Upper-Tier   REMIC  and  is  entitled  to  monthly
distributions as provided in Section 4.01(a)(ii) hereof.

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

     Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.25.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     Compensating Interest: As to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

     Component:  Any one of the  Class  A-1  Components  or Class  A-9
Components.

     Component Interest Accrual Amount: As to any Distribution Date and the Class A-1 PAC Component and Class A-1 Scheduled Accrual Component, (i) the product of (a) 1/12th of the Component Rate for such Component and (b) the Component Principal Balance for such Component as of the Determination Date preceding such Distribution Date minus (ii) the Component Interest Percentage of such Component of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). As to the Class A-1 IO Component, the Class A-1 IO Component Interest Accrual Amount. The Class A-1 PO A Component and Class A-1 PO B Component will not have Component Interest Accrual Amounts.

     Component Interest Percentage: As to any Distribution Date and Class A-1 Component (other than the Class A-1 PO A Component and the Class A-1 PO B Component), the percentage calculated by dividing the Component Interest Accrual Amount of such Component (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount (other than for the Class A-1 Certificates) and each Component Interest Accrual Amount).

     Component Interest Shortfall Amount: As to any Distribution Date and Class A-1 Component (other than the Class A-1 PO A Component and Class A-1 PO B Component), the product of (a) the Class A Subclass Interest Shortfall Amount of the Class A-1 Certificates for such Distribution Date and (b) a fraction, the numerator of which is the applicable Component Interest Accrual Amount and the denominator of which is the Class A Subclass Interest Accrual Amount of the Class A-1 Certificates.

     Component Interest Shortfall Distribution: As to any Distribution Date and Class A-1 Component (other than the Class A-1 PO A Component and Class A-1 PO B Component), the product of (i) the amount that would be distributable in respect of the Class A-1 Certificates with respect to such Distribution Date pursuant to Paragraph second of Section 4.01(a)(i) without regard to the proviso set forth in such Paragraph and (ii) the Component Shortfall Percentage for such Distribution Date.

     Component Loss Percentage: As to any Determination Date and the Class A-1 PAC Component, Class A-1 PO B Component and Class A-9 Components, the percentage calculated by dividing (i) the Component Principal Balance of such Component by
(ii) the Class A Loss Denominator (determined without regard to any such Class A Subclass Principal Balance of any Class A Subclass (other than the Class A-1 Certificates) or Component Principal Balance of the Class A-1 PAC Component, Class A-1 PO A Component, Class A-1 PO B Component, Class A-1 Scheduled Accrual Component or Class A-9 Component not then outstanding), in each case determined as of the preceding Determination Date. As to the Class A-1 Scheduled Accrual Component, the Class A-1 Scheduled Accrual Component Loss Percentage.

     Component Principal Balance: As of the first Determination Date and as to any Component (other than the Class A-1 IO Component and the Class A-1 PO A Component), the Original Component Principal Balance. As of any subsequent Determination Date and as to any Component (other than the Class A-1 IO Component and the Class A-1 PO A Component) prior to the Cross-Over Date, the Original Component Principal Balance (increased in the case of the Class A-1 Scheduled Accrual Component by the Class A-1 Scheduled Accrual Component
Principal Accretion Amount with respect to prior Distribution Dates) less the sum of (a) all amounts previously distributed in respect of such Component on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (B) as a result of a Principal Adjustment and (C) from the Class A-1 Scheduled Accrual Component Distribution Amounts and Class A-5 Accrual Distribution Amounts for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Component pursuant to
Section 4.02(b). After the Cross-Over Date, the Component Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Component Loss Percentage for such Component and the excess, if any, of (i) the Class A Non-PO Principal Balance for such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date. As to the Class A-1 PO A Component, the Class A-1 PO A Component Principal Balance. The Class A-1 IO Component has no Component Principal Balance.

     Component Rate: As to any Distribution Date and for each of the Class A-1 PAC Component and the Scheduled Accrual Component, 7.650% per annum. As to any Distribution Date and for the Class A-1 IO Component, a per annum rate equal to the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans minus 7.625%.

     Component Shortfall Percentage: As to any Distribution Date and Class A-1 Component (other than the Class A-1 PO A Component and Class A-1 PO B Component), the percentage calculated by dividing the Component Unpaid Interest Shortfall for such Component by the Class A Subclass Unpaid Interest Shortfall for the Class A-1 Certificates, in each case determined as of the Business Day preceding the applicable Distribution Date.

     Component Unpaid Interest Shortfall: As to any Distribution Date and Class A-1 Component (other than the Class A-1 PO A Component and Class A-1 PO B Component), (i) the sum of the Component Interest Shortfall Amounts for such Component for prior Distribution Dates minus (ii) the Component Interest Shortfall Distributions for such Component for prior Distribution Dates.

     Co-op Shares: Shares issued by private non-profit housing corporations.

     Corporate Trust Office: The principal office of the Trust Administrator or the Trustee, as the case may be, at which at any particular time its corporate trust business shall be administered, which office, with respect to the Trust Administrator, at the date of the execution of this instrument is located at 230 South Tryon Street, Charlotte, North Carolina 28288 and, with respect to the Trustee, at the date of the execution of this instrument is located at 615 East Michigan Street, Lewis Center, 4th Floor, Milwaukee, Wisconsin 53202.

     Corresponding   Upper-Tier   Class  or  Component:   As  to  the  following
Uncertificated   Lower-Tier  Interests,   the  Corresponding  Upper-Tier  Class,
Classes, Component or Components, as follows:

                                           Corresponding Upper-Tier
     Uncertificated Lower-Tier Interest    Class or Component
     ----------------------------------    -------------------------------------

     Class A-L1 Interest                   Class A-1 Scheduled Accrual Component

     Class A-L2 Interest                   Class A-2 Certificates

     Class A-L3 Interest                   Class A-3 Certificates and Class A-8
                                             Certificates

     Class A-L4 Interest                   Class A-4 Certificates and Class A-11
                                             Certificates

     Class A-L5 Interest                   Class A-5 Certificates

     Class A-L6 Interest                   Class A-6 Certificates

     Class A-L7 Interest                   Class A-7 Certificates

     Class A-L8 Interest                   Class A-1 PAC Component

     Class A-L9 Interest                   Class A-9 and Class A-10 Certificates

     Class A-L12 Interest                  Class A-12 Certificates

     Class A-LPO A Interest                Class A-1 PO A Component

     Class A-LPO B Interest                Class A-1 PO B Component

     Class AIO-L Interest                  Class A-1 IO Component and Class A-13
                                             Certificates

     Class A-LUR Interest                  Class A-R Certificate

     Class B-L1 Interest                   Class B-1 Certificates

     Class B-L2 Interest                   Class B-2 Certificates

     Class B-L3 Interest                   Class B-3 Certificates

     Class B-L4 Interest                   Class B-4 Certificates

     Class B-L5 Interest                   Class B-5 Certificates

     Class M-L Interest                    Class M Certificates

     Cross-Over Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

     Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

     (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

     (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

     Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Subclasses pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

     Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class B Certificates pursuant to Paragraphs eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

     Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

     Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

     Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

     Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Subclass Principal Balance of the Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

     Current Class M Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class M Fractional Interest.

     Current Class M Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class M Certificates pursuant to Paragraph fifth of Section 4.01(a)(i) on such Distribution Date.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

     Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trust Administrator, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

     Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

     Custodian: Initially, the Trust Administrator, and thereafter the Custodian, if any, hereafter appointed by the Trust Administrator pursuant to
Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee, the Trust Administrator or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

     Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

     Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

     Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

     DCR:  Duff & Phelps Credit Rating Co., or its successor in interest.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificates:  As defined in Section 5.01(b).

     Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-10, Class A-11 and Class A-13 Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-10 and Class A-11 Certificates, the amount specified on the face of such Certificate representing the portion of the Original Class A-10 Notional Amount or Original Class A-11 Notional Amount, as the case may be, evidenced by such Certificate. As to the Class A-13 Certificates, the Percentage Interest specified on the face of each Class A-13 Certificate.

     Determination  Date:  The  17th  day of the  month  in  which  the  related
Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

     Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.625%.

     Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

     Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

     Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trust Administrator, such that the Trust Administrator, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either of the Upper-Tier REMIC or the Lower-Tier REMIC.

     Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

          (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

          (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

          (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

          (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

          (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

          (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

     In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Prohibited Holder: As defined in Section 5.02(d).

     Errors  and  Omissions   Policy:  As  defined  in  each  of  the  Servicing
Agreements.

     Event of Default: Any of the events specified in Section 7.01.

     Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

     Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

     Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

     Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

     Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

     Exhibit F-3 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

     FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

     Fidelity Bond:  As defined in each of the Servicing Agreements.

     Final   Distribution  Date:  The  Distribution  Date  on  which  the  final distribution in respect of the Certificates is made pursuant to Section 9.01.

     FNMA: Fannie Mae or any successor thereto.

     Foreclosure  Profits:  As to any Distribution  Date, the excess, if any, of
(i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over
(ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

     Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

     Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $8,998,329.56 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

     Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

     Holder:  See "Certificateholder."

     Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, trust administrator, partner, director or person performing similar functions.

     Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

     Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

     Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

     LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one-month Eurodollar deposits, as determined by the Trust Administrator on the related Rate Determination Date in accordance with Section 4.07.

     LIBOR Based Interest Accrual Period: The one month period commencing on the 25th day of each month and ending on the 24th day of the following month.

     LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

     Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

     Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

     Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trust Administrator pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

     Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

     Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

     Lower-Tier Distribution Amount: As defined in Section 4.01(a)(ii).

     Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

     Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

     Master Servicing Fee Rate:  As set forth in Section 11.30.

     Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

     Monthly Payment: As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

     Month End Interest: As defined in each Servicing Agreement.

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

     Mortgage Loan Rider: The standard FNMA/FHLMC riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

     Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trust Administrator on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section
2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

               (i)  the Mortgage Loan identifying number;

               (ii) the city, state and zip code of the Mortgaged Property;

               (iii) the type of property;

               (iv) the Mortgage Interest Rate;

               (v)  the Net Mortgage Interest Rate;

               (vi) the Monthly Payment;

               (vii) the original number of months to maturity;

               (viii) the scheduled maturity date;

               (ix) the Cut-Off Date Principal Balance;

               (x)  the Loan-to-Value Ratio at origination;

               (xi) whether such Mortgage Loan is a Subsidy Loan;

               (xii)whether such  Mortgage  Loan is covered by primary  mortgage insurance;

               (xiii) the Servicing Fee Rate;

               (xiv) whether such Mortgage Loan is a T.O.P. Mortgage Loan;

               (xv) the Master Servicing Fee; and

               (xvi)for Mortgage  Loans  identified  on Exhibit F-3, the name of the Servicer with respect thereto.

     Such schedule may consist of multiple reports that collectively set forth all of the information required.

     Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trust Administrator on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

     Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

     Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

     Mortgagor:  The obligor on a Mortgage Note.

     Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

     Net Liquidation Proceeds: As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

     Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.29 with respect to such Mortgage Loan and (b) the Master Servicing Fee Rate, as set forth in
Section 11.30 with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

     Net Partial Liquidation Proceeds: Partial Liquidation Proceeds with respect to a Mortgage Loan net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loan. For all purposes of this Agreement, Net Partial Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

     Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

     Non-permitted Foreign Holder:  As defined in Section 5.02(d).

     Non-PO Fraction: With respect to any Mortgage Loan, the lesser of (i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.625%.

     Non-PO Voting Interest: The ratio obtained by dividing the Pool Balance (Non-PO Portion) by the sum of the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

     Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trust Administrator, as the case may be, and which the Servicer or the Master Servicer or the Trust Administrator determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trust Administrator (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trust Administrator or, in the case of a Master Servicer or Trust Administrator determination, an Officer's Certificate of the Master Servicer or the Trust Administrator delivered to the Trustee, in each case detailing the reasons for such determination.

     Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance, (b) the Class M Certificates according to the percentage obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (c) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance.

     Non-U.S. Person:  As defined in Section 4.01(g).

     Norwest Mortgage:  Norwest Mortgage, Inc., or its successor in interest.

     Norwest Mortgage Correspondents: The entities, listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

     Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 and Exhibit F-2 Mortgage Loans initially by Norwest Mortgage.

     Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee or Trust Administrator, as the case may be.

     Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee, or acceptable to the Trust Administrator if such opinion is to be delivered to the Trust Administrator; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

     Optimal Adjustment Event: With respect to the Class M Certificates or any Class B Subclass and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class or Subclass if: (i) the principal balance of such Class or Subclass on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such principal balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii) (a) any Class A Subclass Principal Balance (other than with respect to the Class A-1 and Class A-9 Certificates) or Component Principal Balance would be subject to further reduction as a result of the third sentences of the definition of Class A Subclass Principal Balance, Component Principal Balance or Class A-1 PO A Component Principal Balance, as applicable, or (b) with respect to any Class B Subclass, the Class M Principal Balance or the Class B Subclass Principal Balance of a Class B Subclass with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class M Principal Balance, Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

     Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

     Original Class A Non-PO Principal Balance: The sum of the (i) Original Class A Subclass Principal Balances of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-12, Class A-R and Class A-LR Certificates and (ii) the Original Component Principal Balances of the Class A-1 Components (other than the Class A-1 PO A Component) and the Class A-9 Components, as set forth in Section 11.05.

     Original Class A Subclass Principal Balance: Any of the Original Class A Subclass Principal Balances as set forth in Section 11.05.

     Original Class A-10 Notional Amount: The Original Class A-10 Notional Amount, as set forth in Section 11.07.

     Original Class A-11 Notional Amount: The Original Class A-11 Notional Amount, as set forth in Section 11.08.

     Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3
Principal Balance, Original Class B-4 Principal Balance and Original Class B-5 Principal Balance, as set forth in Section 11.19.

     Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.21.

     Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.22.

     Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.23.

     Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.24.

     Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.14.

     Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

     Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.16.

     Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.18.

     Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.20.

     Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.20.

     Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.20.

     Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.20.

     Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.20.

     Original Class M Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class M Fractional Interest is specified in Section 11.13.

     Original Class M Percentage: The Class M Percentage as of the Cut-Off Date, as set forth in Section 11.11.

     Original Class M Principal Balance: The Class M Principal Balance as of the Cut-Off Date, as set forth in Section 11.12.

     Original Component Principal Balance: Any of the Original Component Principal Balances, as set forth in Section 11.09.

     Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.10.

     Original Subordinated Principal Balance: The sum of the Original Class M Principal Balance and the Original Class B Principal Balance.

     Other Servicer: Any of the Servicers other than Norwest Mortgage.

     Other Servicing Agreements: The Servicing Agreements other than the Norwest Servicing Agreement.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

     Owner Mortgage Loan File: A file maintained by the Trust Administrator (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

     PAC Certificates: The Class A-2 Certificates, Class A-6 Certificates, Class A-7 Certificates or Class A-8 Certificates.

     PAC Components: The Class A-1 PAC Component, Class A-9 PAC A Component, Class A-9 PAC B Component, Class A-9 PAC C Component and Class A-9 PAC D Component.

     PAC Principal Amount:  As defined in Section 4.01(b).

     Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

     Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

     Paying Agent: The Person authorized on behalf of the Trust Administrator, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee or the Trust Administrator. The initial Paying Agent is appointed in Section 4.03(a).

     Payment Account: The account maintained pursuant to Section 4.03(b).

     Percentage Interest: With respect to a Class A Certificate (other than the Class A-10, Class A-11 or Class A-13 Certificate), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class A Subclass. With respect to a Class A-10 Certificate, the undivided percentage interest obtained by dividing the Original Class A-10 Notional Amount evidenced by such Certificate by the aggregate Original Class A-10 Notional Amount. With respect to a Class A-11 Certificate, the undivided percentage interest obtained by dividing the Original Class A-11 Notional Amount evidenced by such Certificate by the aggregate Original Class A-11 Notional Amount. With respect to a Class A-13 Certificate, the percentage interest specified on the face of such Certificate. With respect to a Class M Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class. With respect to a Class B Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class B Subclass.

     Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trust Administrator hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trust Administrator and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trust Administrator, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trust Administrator to be Nonrecoverable Advances.

     Person:   Any   individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     Plan:  As defined in Section 5.02(c).

     PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

     Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

     Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

     Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trust Administrator on or prior to the Distribution Date, but excluding the following:

          (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trust Administrator has made one or more unreimbursed Periodic Advances;

          (b) the portion of Net Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trust Administrator;

          (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the applicable Servicing Fee and (ii) the Master Servicing Fee;

          (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

          (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

          (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

          (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

          (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

          (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

          (j) Net Foreclosure Profits;

          (k) Month End Interest; and

          (l) the amount of any Recoveries in respect of principal which had previously been allocated as a loss to one or more Subclasses of Class A or Class B Certificates or the Class M Certificates pursuant to Section 4.02 other than Recoveries covered by the last sentence of Section 4.02(d).

     Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

     Premium Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of 7.625% or greater.

     Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

     Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

     Principal Adjustment: In the event that the Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount or Class B-5 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for the Class M Certificates or such Class B Subclass shall equal the difference between (i) the amount that would have been distributed to such Class or Subclass as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class or Subclass.

     Principal Balance: Each of the Class A Subclass Principal Balances, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance.

     Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

     Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

     Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

     Rate Determination Date: As to any Distribution Date, the second LIBOR Business Day preceding the Distribution Date in the month preceding the month in which such Distribution Date occurs.

     Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates and Class M Certificates are DCR and Moody's. The Rating Agency for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates is DCR. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee, the Trust Administrator and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean D-1+ in the case of DCR, P-1 in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of DCR, Aaa in the case of Moody's, and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

     Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and (ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

     Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

     Relevant Anniversary:  See "Bankruptcy Loss Amount."

     REMIC:  A "real  estate  mortgage  investment  conduit"  as defined in Code
Section 860D.

     REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or, with respect to proposed regulations, are proposed to be in effect) from time to time.

     Remittance Date:  As defined in each of the Servicing Agreements.

     REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

     REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

     Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

     Responsible Officer: When used with respect to the Trustee or the Trust Administrator, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee or the Trust Administrator, as the case may be, customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

     Scheduled Certificates:  The Class A-3 Certificates.

     Scheduled Components: The Class A-1 Scheduled Accrual Component and the Class A-9 Scheduled Component.

     Scheduled Amount: As defined in Section 4.01(b).

     Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(i) and y(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Percentage.

     Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the related Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

     Seller: Norwest Asset Securities Corporation, or its successor in interest.

     Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Non-PO Optimal Amount and (b) the Class A-1 PO A Component Optimal Principal Amount.

     Servicer   Mortgage  Loan  File:  As  defined  in  each  of  the  Servicing
Agreements.

     Servicers: Each of Cimmarron Mortgage Corporation, Citicorp Mortgage, Inc., Countrywide Home Loans, Inc., First Union Mortgage Corporation, HomeSide
Lending, The Huntington Mortgage Company, National City Mortgage Company, Norwest Mortgage Inc. and SunTrust Mortgage Inc. as Servicer under the related Servicing Agreement.

     Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

     Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

     Servicing  Fee Rate:  With  respect  to a  Mortgage  Loan,  as set forth in
Section 11.29.

     Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

     Similar Law: As defined in Section 5.02(e).

     Single Certificate: A Certificate of any Class or Subclass that evidences the smallest permissible Denomination for such Class or Subclass, as set forth in Section 11.28.

     Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

     (1) normal wear and tear;

     (2) infidelity, conversion or other dishonest act on the part of the Trustee, the Trust Administrator or the Servicer or any of their agents or employees; or

     (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement.

     Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $4,499,164.78 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates, as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trust Administrator. On and or after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

     Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

     Startup Day:  As defined in Section 2.05.

     Subclass: Each subdivision of the Class A Certificates, denominated respectively as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-R and Class A-LR and each subdivision of the Class B Certificates, denominated respectively as Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5.

     Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

     Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

     Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

     Substitute Mortgage Loan:  As defined in Section 2.02

     Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

     T.O.P. Mortgage Loan: Any Mortgage Loan that was originated by Norwest Mortgage or an affiliate thereof in connection with the "Title Option Plus" program and which is not covered by a title insurance policy. Each T.O.P. Mortgage Loan shall be identified as such in the Mortgage Loan Schedule.

     Trust  Administrator:   First  Union  National  Bank,  a  national  banking
association, or any successor trust administrator appointed as herein provided.

     Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans, such amounts as may be held from time to time in the Certificate Account, and the rights of the Trust Administrator, on behalf of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Trustee: Firstar Trust Company, or any successor trustee appointed as herein provided.

     Uncertificated Lower-Tier Interests: Any of the Class A-L1, Class A-L2, Class A-L3, Class A-L4, Class A-L5, Class A-L6, Class A-L7, Class A-L8, Class A-L9, Class A-L12, Class A-LUR, Class M-L, Class B-L1, Class B-L2, Class B-L3, Class B-L4 and Class B-L5 Interests.

     Unpaid Interest Shortfalls: Each of the Class A Subclass Unpaid Interest Shortfalls, the Class M Unpaid Interest Shortfall, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall and the Class B-5 Unpaid Interest Shortfall.

     Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(ii) and y(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Prepayment Percentage.

     Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts. Except as set forth in the last sentence of Section 4.02(d), a Recovery shall not be treated as an Unscheduled Principal Receipt.

     Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

     Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate), the Class M Certificates and the Class B Certificates.

     Upper-Tier   Certificate   Account:   The  trust  account  established  and
maintained pursuant to Section 4.01(e).

     Upper-Tier  REMIC:  One of the two  separate  REMICs  comprising  the Trust
Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

     Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, (a) the Holders of the Class A Certificates will collectively be entitled to the Class A Voting Interest, (b) the Holders of the Class M Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the product of (i) the ratio obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (ii) the Non-PO Voting Interest and (c) the Holders of the Class B Certificates will collectively be entitled to the balance of the aggregate Voting Interest represented by all Series 1997-10 Certificates. The aggregate Voting Interests of each Subclass of Class A Certificates (other than the Class A-10, Class A-11 and Class A-13 Certificates) on any date will be equal to the product of (a) 97% of the Class A Voting Interest represented by clause (A) of the definition thereof and (b) the fraction obtained by dividing the Class A Subclass Principal Balance of such Class A Subclass by the Class A Non-PO Principal Balance on such date. With respect to the Class A-10, Class A-11 and Class A-13 Certificates, the aggregate Voting Interest of each such Subclass will be 1% of the amount of the Class A Voting interest on such date represented by clause (A) of the definition of Class A Voting Interest. In addition to the Voting Interest of the Class A-1 Certificates determined in accordance with the second preceding sentence, the Class A-1 Certificates will be entitled to the Class A Voting Interest represented by clause (B) of the definition thereof. The aggregate Voting Interests of each Subclass of Class B Certificates will equal such Subclass's pro rata portion of the Voting Interest allocated to the Class B
Certificates based on such Subclass's outstanding principal balance. Each Certificateholder of a Class or Subclass will have a Voting Interest equal to the product of the Voting Interest to which such Class or Subclass is collectively entitled and the Percentage Interest in such Class or Subclass represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class or Subclass of Certificates or specified Classes or Subclasses of Certificates, each Certificateholder of a Class or Subclass will have a Voting Interest in such Class or Subclass equal to such Holder's Percentage Interest in such Class or Subclass.

     Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

Section 1.02.       Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Trust Administrator. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust Administrator, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee, the Trust Administrator and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Trust Administrator, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Trust Administrator, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Section 1.03.       Effect of Headings and Table of Contents.

     The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

Section 1.04.       Benefits of Agreement.

     Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01.       Conveyance of Mortgage Loans.

     The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and
(d) proceeds of all the foregoing.

     In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trust Administrator, as initial custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trust Administrator or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trust Administrator promptly following its recordation, but in no event later than one (1) year following the Closing Date. The Seller shall also cause to be delivered to the Trust Administrator any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trust Administrator within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage not delivered to the Trust Administrator on the Closing Date.

     In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in any Servicing Agreement, deliver or cause to be delivered to the Trust Administrator the assignment of the Mortgage Loan from the Seller to the Trust Administrator in a form suitable for recordation, together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trust Administrator and the Trust Administrator shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trust Administrator) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

Section 2.02.       Acceptance by Trust Administrator.

     The Trust Administrator on behalf of the Trustee, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trust Administrator agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trust Administrator may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trust Administrator finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trust Administrator shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trust Administrator's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

     In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trust Administrator and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, Master Servicer or Trust Administrator with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trust Administrator of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trust Administrator shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders, the Trust Administrator on behalf of the Trustee and the Trustee on behalf of the Certificateholders. The failure of the Trust Administrator to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

     The Trust Administrator may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trust Administrator appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trust Administrator, as agent for the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

Section 2.03. Representations and Warranties of the Master Servicer and the Seller.

     (a) The Master Servicer hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement:

          (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

          (ii) The  execution  and  delivery  of this  Agreement  by the  Master
     Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Servicer or any of its assets;

          (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

          (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator or the Custodian.

     (b) The Seller hereby represents and warrants to the Trustee and the Trust Administrator for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

          (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

          (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trust Administrator or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

          (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
     Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trust Administrator or the Custodian pursuant to Section 2.01;

          (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

          (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

          (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trust Administrator by the Seller;

          (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

          (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

          (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

          (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

          (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

          (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

          (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

          (xv) The Mortgage Loan (except any Mortgage Loan identified on the Mortgage Loan Schedule as a T.O.P. Mortgage Loan and any Mortgage Loan secured by Mortgaged Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan,
     (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trust Administrator, on behalf of the Trustee, of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trust Administrator on behalf of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

          (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

          (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

          (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

          (xx)Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

          (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

          (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

          (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code;

          (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trust Administrator in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

          (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with FNMA or FHLMC standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

          (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

     Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trust Administrator and shall inure to the benefit of the Trust Administrator, on behalf of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

     (c) Upon discovery by either the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trust Administrator on behalf of the Trustee or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

Section 2.04.       Execution and Delivery of Certificates.

     The Trust Administrator acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

Section 2.05.       Designation of Certificates; Designation of
                    Startup Day and Latest Possible Maturity Date.

     The Seller hereby designates the Subclasses of Class A Certificates (other than the Class A-1, Class A-R and Class A-LR Certificates), the Class M Certificates, the Subclasses of Class B Certificates and each Class A-1 Component as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class AL-1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-L4 Interest, Class A-L5 Interest, Class A-L6 Interest, Class A-L7 Interest, Class A-L8 Interest, Class A-L9 Interest, Class A-L12, Class A-IOL Interest, Class A-LPO A Interest, Class A-LPO B Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class M-L Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is August 25, 2027 for purposes of Code Section 860G(a)(1).

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01.       Certificate Account.

     (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

     (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

          (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trust Administrator, if any; and

          (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

     (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 3.02.       Permitted Withdrawals from the Certificate Account.

     (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

          (i) to reimburse the Master Servicer, the Trust Administrator or any Servicer for Periodic Advances made by the Master Servicer or the Trust Administrator pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

          (ii) to reimburse any Servicer, the Master Servicer or the Trust Administrator for any Periodic Advances determined in good faith to have become Nonrecoverable Advances;

          (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

          (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

          (v) to reimburse the Master Servicer, any Servicer or the Trust Administrator (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

          (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

          (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

          (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

          (ix) to pay to the Master Servicer or any Servicer out of Net Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to such Servicer's Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

          (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

          (xi) to clear  and  terminate  the  Certificate  Account  pursuant  to
     Section 9.01.

     (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

Section 3.03.       Advances by Master Servicer and Trust Administrator.

     (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trust Administrator shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trust Administrator has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trust Administrator with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced, (iii) the amount that the Trust Administrator or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trust Administrator or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trust Administrator will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trust Administrator may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

     (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trust Administrator that such failure has occurred. Upon receipt of such certification, the Trust Administrator shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

     (c) The Master Servicer and the Trust Administrator shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and
(a)(ii). The Master Servicer and the Trust Administrator shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to
Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trust Administrator, withdraw from the Certificate Account and remit to the Trust Administrator any amounts to which the Trust Administrator is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and (v).

     (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trust Administrator shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

Section 3.04.       Trust Administrator to Cooperate;
                    Release of Owner Mortgage Loan Files.

     Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trust Administrator that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trust Administrator. The Trust Administrator shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trust Administrator and the Trust Administrator shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trust Administrator by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation
Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trust Administrator a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trust Administrator to the Master Servicer or such Servicer, as appropriate.

     Upon written certification of the Master Servicer or the Servicer of such Mortgage Loan, the Trust Administrator shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trust Administrator and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trust Administrator will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

Section 3.05. Reports to the Trustee and Trust Administrator; Annual Compliance Statements.

     (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee and the Trust Administrator a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

     (b) The Master Servicer shall deliver to the Trustee and the Trust Administrator on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii) (A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in (iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trust Administrator to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trust Administrator.

Section 3.06.       Title, Management and Disposition of Any REO Mortgage Loan.

     The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

Section 3.07.       Amendments to Servicing Agreements,
                    Modification of Standard Provisions.

     (a) Subject to the prior written consent of the Trustee and the Trust Administrator pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee and the Trust Administrator such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended, (ii) the modification or amendment that the Master Servicer desires to issue and (iii) the reason or reasons for such proposed amendment or modification.

     (b) The Trustee and the Trust Administrator shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee and the Trust Administrator of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, either the Trustee or the Trust Administrator may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

     (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any
Certificateholder, the Trustee or the Trust Administrator, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

     (ii) The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

Section 3.08.       Oversight of Servicing.

     The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's, the Trust Administrator's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

     For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trust Administrator or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trust Administrator an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

     During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

     The relationship of the Master Servicer to the Trustee and the Trust Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trust Administrator on behalf of the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

     The Seller shall be entitled, at its option, to repurchase any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor; provided, however, that the Cut-Off Date Principal Balances of the Mortgage Loans repurchased pursuant to this provision shall not exceed 2.5% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trust Administrator the certification required by Section
3.04 and the Trust Administrator and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

     In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trust Administrator shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trust Administrator shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trust Administrator, the Master Servicer nor any Servicer, acting on behalf of the Trust Administrator, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

     The Master Servicer, on behalf of the Trust Administrator, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or Lower-Tier REMIC.

     The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class B Subclass or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

Section 3.09.       Termination and Substitution of Servicing Agreements.

     Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller, the Trust Administrator and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trust Administrator is obligated to make an advance pursuant to Section 3.03 and (ii) the Trust Administrator provides Norwest Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trust Administrator shall recommend to the Trustee the termination of the Norwest Servicing Agreement without the recommendation of the Master Servicer and upon such recommendation the Trustee shall terminate the Norwest Servicing Agreement. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold each harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee or the Trust Administrator in connection with termination of such Servicing Agreement at the direction of the Master Servicer. In addition, the Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with the termination of the Norwest Servicing Agreement as provided in the second preceding sentence. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Trust Administrator, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

Section 3.10.       1934 Act Reports.

     The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates (other than the Class A-1 Certificates), the Class M Certificates and the Class B-1 and Class B-2 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01.       Distributions.

     (a)(i) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

     first, to the Subclasses of Class A Certificates, pro rata based on their respective Class A Subclass Interest Accrual Amounts in an aggregate amount up to the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date; provided that (i) prior to the Class A-1 Scheduled Accrual Component Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-1 Certificates with respect to the Class A-1 Scheduled Accrual Component pursuant to this provision will be distributed in reduction of the Component Principal Balance thereof, the Class A Subclass Principal Balance of the Class A-3 Certificates and the Component Principal Balance of the Class A-9 Scheduled Component and
(ii) prior to the Class A-5 Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-5 Certificates pursuant to this provision will instead be distributed in reduction of the Class A Subclass Principal Balance thereof, the Class A Subclass Principal Balance of the Class A-3 Certificates, the Component
Principal Balance of the Class A-9 Scheduled Component and the Component Principal Balance of the Class A-1 Scheduled Accrual Component, in each case in accordance with Section 4.01(b);

     second, to the Subclasses of Class A Certificates, pro rata based on their respective unpaid Class A Subclass Interest Shortfall Amounts, in an aggregate amount up to the sum of the Class A Subclass Interest Shortfall Amounts; provided that (i) prior to the Class A-1 Scheduled Accrual Component Accretion Termination Date, an amount equal to the amount that would otherwise be distributable as interest shortfalls to the Class A-1 Certificates with respect to the Class A-1 Scheduled Accrual Component pursuant to this provision will be distributed in reduction of the Component Principal Balance thereof, the Class A Subclass Principal Balance of the Class A-3 Certificates and the Component Principal Balance of the Class A-9 Scheduled Component and (ii) prior to the Class A-5 Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Class A-5 Certificates pursuant to this provision will instead be distributed in reduction of the Class A Subclass Principal Balance thereof, the Class A Subclass Principal Balance of the Class A-3 Certificates, the Component Principal Balance of the Class A-9 Scheduled Component and the Component Principal Balance of the Class A-1 Scheduled Accrual Component, in each case in accordance with Section 4.01(b);

     third, concurrently, to the Class A Certificates (other than the Class A-1 Certificates with respect to the Class A-1 PO A Component) and the Class A-1 Certificates with respect to the Class A-1 PO A Component, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-1 PO A Component Optimal Principal Amount, (A) to the Subclasses of Class A Certificates (other than the Class A-1 Certificates with respect to the Class A-1 PO A Component), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Subclasses in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-1 Certificates with respect to the Class A-1 PO A Component in an amount up to the Class A-1 PO A Component Optimal Principal Amount;

     fourth, to the Class A-1 Certificates with respect to the Class A-1 PO A Component in an amount up to the Class A-1 PO A Component Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-5 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-4 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-3 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-2 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-1 Certificates pursuant to Paragraph tenth below, and sixth to the Class M Certificates pursuant to Paragraph seventh below;

     fifth, to the Class M Certificates in an amount up to the Class M Interest Accrual Amount with respect to such Distribution Date;

     sixth, to the Class M Certificates in an amount up to the Class M Unpaid Interest Shortfall;

     seventh, to the Class M Certificates in an amount up to the Class M Optimal Principal Amount; provided, however, that the amount distributable to the Class M Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class M Certificates hereunder used to pay the Class A-1 PO A Component Deferred Amount as provided in Paragraph fourth above;

     eighth, to the Class B-1 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

     ninth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

     tenth, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-1 PO A Component Deferred Amount as provided in Paragraph fourth above;

     eleventh, to the Class B-2 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

     twelfth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

     thirteenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-1 PO A Component Deferred Amount as provided in Paragraph fourth above;

     fourteenth, to the Class B-3 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

     fifteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

     sixteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-1 PO A Component Deferred Amount as provided in Paragraph fourth above;

     seventeenth, to the Class B-4 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

     eighteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

     nineteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-1 PO A Component Deferred Amount as provided in Paragraph fourth above;

     twentieth, to the Class B-5 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

     twenty-first, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

     twenty-second, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-1 PO A Component Deferred Amount as provided in Paragraph fourth above; and

     twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

     Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class or Subclass (other than the Class A-1, Class A-R or Class A-LR Certificates) has been reduced to zero or, in the case of the Class A-1 Certificates, after the latter to occur of (i) the Class A Subclass Principal Balance of such Subclass have been reduced to zero or (ii) the Class A-1 IO Component Notional Amount has been reduced to zero, such Class or Subclass will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

     In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-LR Certificate.

     With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Subclass will be allocated pro rata based on principal balance among the Class A Certificates (other than the Class A-1 Certificates with respect to the Class A-1 PO A Component), the Class M Certificates and any Class B Subclass with a lower numerical designation and the amount of the Principal Adjustment, if any, attributable to the Class M Certificates will be allocated to the Subclasses of Class A Certificates (other than the Class A-1 Certificates with respect to the Class A-1 PO A Component) pro rata based on the Class A Subclass Principal Balances.

     (ii) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest (or, in the case of the Class A-L1 Interest and Class A-L5 Interest, as described below shall have such amounts added to their principal balances) in an amount equal to (i) Class A Subclass Interest Accrual Amount and Class A Subclass Unpaid Interest Shortfall, (ii) Component Interest Accrual Amount and Component Unpaid Interest Shortfall, (iii) Class M Interest Accrual Amount and Class M Unpaid Interest Shortfall or (iv) Class B Subclass Interest Accrual Amount and Class B Subclass Unpaid Interest Shortfall, as the case may be, in respect of its Corresponding Upper-Tier Class, Classes, Component or Components, in each case to the extent actually distributed (or, in the case of the Class A-1 Scheduled Accrual Component and the Class A-5 Certificates, added to their Component Principal Balance or Class A Subclass Principal Balance) thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

     As of any date, the principal balance of each Uncertificated Lower-Tier Interest (other than the Class AIO-L Interest) equals the Class A Subclass Principal Balances, Component Principal Balances, Class M Principal Balance or Class B Subclass Principal Balance, as the case may be, of the respective Corresponding Upper-Tier Class, Classes, Component or Components. The Class AIO-L Interest has no principal balance. The notional amount of the Class AIO-L Interest equals the notional amounts of its Corresponding Upper-Tier Class, Classes, Component or Components. The initial principal balance of each Uncertificated Lower-Tier Interest (other than the Class AIO-L Interest) equals the Original Class A Subclass Principal Balances, Original Component Principal Balances, Original Class M Principal Balance, Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal
Balance, Original Class B-4 Principal Balance or Original Class B-5 Principal Balance as the case may be, of the respective Corresponding Upper-Tier Class, Classes, Component or Components. The initial notional amount of the Class AIO-L Interest equals the initial notional amounts of its Corresponding Class, Classes, Component or Components.

     The  pass-through  rate  with  respect  to each  Uncertificated  Lower-Tier
Interest (other than the Class A-L1 Interest, Class A-L2 Interest, Class A-L3 Interest, Class A-L5 Interest, Class A-L6 Interest, Class A-L7 Interest, Class A-L8 Interest, Class A-L9 Interest, Class AIO-L Interest, Class A-LPO A Interest and Class A-LPO B Interest) shall be 7.625% per annum. The pass-through rate with respect to the Class A-L1 Interest shall be 7.650% per annum. The pass-through rate with respect to the Class A-L2 Interest shall be 6.500% per annum. The pass-through rate with respect to the Class A-L3 Interest shall be 7.250% per annum. The pass-through rate with respect to the Class A-L5 Interest shall be 7.650% per annum. The pass-through rate with respect to the Class A-L6 Interest shall be 6.750% per annum. The pass-through rate with respect to the Class A-L7 Interest shall be 7.000% per annum. The pass-through rate with respect to the Class A-L8 Interest shall be 7.650% per annum. The pass-through rate with respect to the Class A-9 Certificates shall be 9.00% per annum. Prior to the Class A-1 Scheduled Accrual Component Accretion Termination Date, interest will accrue in respect of the Class A-L1 Interest and will be added to the principal balance thereof to the same extent that interest accrues and is added to the Component Principal Balance of the Class A-1 Scheduled Accrual Component. Prior to the Class A-5 Accretion Termination Date, interest will accrue in respect of the Class A-L5 Interest and will be added to the principal balance thereof to the same extent that interest accrues and is added to the Class A Subclass Principal Balance of the Class A-5 Certificates. The pass-through rate with respect to the Class AIO-L Interest shall be the Class A-13 Pass-Through Rate. The Class A-LPO A Interest and the Class A-LPO B Interest are principal-only interests and are not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

     (b)  The  Class  A-10,   Class  A-11  and  Class  A-13   Certificates   are
interest-only Certificates and are not entitled to distributions in respect of principal.

     On each Distribution Date occurring prior to the Class A-1 Scheduled Accrual Component Accretion Termination Date, an amount equal to the Class A-1 Scheduled Accrual Component Distribution Amount, if any, for such Distribution Date will be allocated as follows: first, concurrently, to the Class A-3 Certificates and the Class A-9 Scheduled Component, pro rata, up to their respective Scheduled Amounts for such Distribution Date, second, to the Class A-1 Scheduled Accrual Component up to its Scheduled Amount for such Distribution Date, third, concurrently, 65.5714287079% to the Class A-3 Certificates, 19.4285712921% to the Class A-9 Scheduled Component and 15.0000000000% to the Class A-1 Scheduled Accrual Component, without regard to their Scheduled
Amounts, until the Class A Subclass Principal Balance of the Class A-3 Certificates and the Component Principal Balance of the Class A-9 Scheduled Component have been reduced to zero and fourth, to the Class A-1 Scheduled Accrual Component, until the Component Principal Balance thereof has been reduced to zero.

     On each Distribution Date occurring prior to the Class A-5 Accretion Termination Date, an amount equal to the Class A-5 Accrual Distribution Amount, if any, for such Distribution Date will be allocated as follows: first, concurrently, to the Class A-3 Certificates and the Class A-9 Scheduled Component, pro rata, up to their respective Scheduled Principal Amounts for such Distribution Date, second, to the Class A-1 Scheduled Accrual Component up to its Scheduled Amount for such Distribution Date and third, to the Class A-5 Certificates, until the Class A Subclass Principal Balance thereof has been reduced to zero.

     On each Distribution Date occurring prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount (other than the Class A-1 Scheduled Accrual Component Distribution Amount and the Class A-5 Accrual Distribution Amount) will be allocated among and distributed in reduction of the Class A Subclass Principal Balances of the Class A Certificates as follows:

     first, concurrently, to the Class A-4 and Class A-12 Certificates, pro rata, up to the Class A-4 Priority Amount and Class A-12 Priority Amount;

     second, concurrently, to the Class A-R and Class A-LR Certificates, pro rata, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

     third, concurrently, as follows:

     (i) 0.3267974921% to the Class A-1 PO B Component until the Component Principal Balance thereof has been reduced to zero;

     (ii) 99.6732025079%, sequentially, as follows:

          (a) concurrently, 54.0000000000% to the Class A-2 Certificates and 46.0000000000% to the Class A-9 PAC A Component up to their respective PAC Principal Amounts for such Distribution Date;

          (b) concurrently, 60.0000000000% to the Class A-6 Certificates and 40.0000000000% to the Class A-9 PAC B Component up to their respective PAC Principal Amounts for such Distribution Date;

          (c) concurrently, 67.4999991007% to the Class A-7 Certificates and 32.5000008993% to the Class A-9 PAC C Component up to their respective PAC Principal Amounts for such Distribution Date;

          (d) concurrently, 77.1428333333% to the Class A-8 Certificates and 22.8571666667% to the Class A-9 PAC D Component up to their respective PAC Principal Amounts for such Distribution Date;

          (e) to the Class A-1 PAC Component up to its PAC Principal Amount for such Distribution Date;

          (f) concurrently, 77.1428573034% to the Class A-3 Certificates and 22.8571426966% to the Class A-9 Scheduled Component up to their respective Scheduled Amounts for such Distribution Date;

          (g) to the Class A-1 Scheduled Accrual Component up to its Scheduled Amount with respect to such Distribution Date;

          (h) to the Class A-5 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero;

          (i) concurrently, 65.5714287079% to the Class A-3 Certificates, 19.4285712921% to the Class A-9 Scheduled Component, and 15.0000000000% to the Class A-1 Scheduled Accrual Component, without regard to their Scheduled Amounts, until the Class A Subclass Principal Balance of the Class A-3 Certificates and the Component
          Principal Balance of the Class A-9 Scheduled Component have been reduced to zero;

          (j) to the Class A-1 Scheduled Accrual Component, without regard to its Scheduled Amount, until the Component Principal Balance thereof has been reduced to zero;

          (k) concurrently, 54.0000000000% to the Class A-2 Certificates and 46.0000000000% to the Class A-9 PAC A Component, without regard to their PAC Principal Amounts, until the Class A Subclass Principal Balance and Component Principal Balance thereof have been reduced to zero;

          (l) concurrently, 60.0000000000% to the Class A-6 Certificates and 40.0000000000% to the Class A-9 PAC B Component, without regard to their PAC Principal Amounts, until the Class A Subclass Principal Balance and Component Principal Balance thereof have been reduced to zero;

          (m) concurrently, 67.4999991007% to the Class A-7 Certificates and 32.5000008993% to the Class A-9 PAC C Component, without regard to their PAC Principal Amounts, until the Class A Subclass Principal Balance and Component Principal Balance thereof have been reduced to zero;

          (n) concurrently, 77.1428333333% to the Class A-8 Certificates and 22.8571666667% to the Class A-9 PAC D Component, without regard to their PAC Principal Amounts, until the Class A Subclass Principal Balance and Component Principal Balance thereof have been reduced to zero;

          (o) to the Class A-1 PAC Component, without regard to its PAC Principal Amount, until the Component Principal Balance thereof has been reduced to zero; and

     fourth, concurrently, to the Class A-4 and Class A-12 Certificates, pro rata, without regard to the Class A-4 Priority Amount and Class A-12 Priority Amount, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero.

     As used above, the "PAC Principal Amount" for any Distribution Date and any of the PAC Certificates and PAC Components means the amount, if any, that would reduce the Class A Subclass Principal Balance or Component Principal Balance of such Subclass or Component to the percentage of its Original Class A Subclass Principal Balance or Original Component Principal Balance shown in the tables set forth below with respect to such Distribution Date.

     As used above, the "Scheduled Amount" for any Distribution Date and any of the Scheduled Certificates and Scheduled Components means the amount, if any, that would reduce the Class A Subclass Principal Balance or Component Principal Balance of such Subclass or Component to the percentage of its Original Class A Subclass Principal Balance or Original Component Principal Balance shown in the tables set forth below with respect to such Distribution Date.

     The following tables set forth for each Distribution Date the planned Class A Subclass Principal Balances and Component Principal Balances for the PAC Certificates and Components and the scheduled Class A Subclass Principal Balances and Component Principal Balances for the Scheduled Certificates and Scheduled Components, expressed as a percentage of the Original Class A Subclass Principal Balance or Original Component Principal Balance of such Subclass or Component.

            PLANNED CLASS A SUBCLASS PRINCIPAL BALANCES AND COMPONENT
         PRINCIPAL BALANCES AS PERCENTAGES OF INITIAL CLASS A SUBCLASS
                PRINCIPAL BALANCE OR COMPONENT PRINCIPAL BALANCE
                ------------------------------------------------

                                                 CLASS A-1 PAC COMPONENT

Up to and including
  September 2002            100.00000000%
October 2002                 41.35950305%
November 2002
  and thereafter              0.00000000%


                                                 CLASS A-2 CERTIFICATES

Up to and including
   May 1999                 100.00000000%     November 1999             59.20419248%       May 2000                  16.15591412%
June 1999                    93.65367957%     December 1999             51.94534242%       June 2000                  9.11262297%
July 1999                    87.11270677%     January 2000              44.71046499%       July 2000                  2.10711696%
August 1999                  80.38540596%     February 2000             37.51426314%       August 2000 and
September 1999               73.48111209%     March 2000                30.35655660%          thereafter              0.00000000%
October 1999                 66.40994306%     April 2000                23.23716632%





                                                 CLASS A-6 CERTIFICATES

Up to and including
   July 2000                100.00000000%     November 2000             56.98435614%        March 2001               11.41484088%
August 2000                  91.81342518%     December 2000             45.49941588%        April 2001                0.17578982%
September 2000               80.14107237%     January 2001              34.07637237%        May 2001
October 2000                 68.53147912%     February 2001             22.71494149%           and thereafter         0.00000000%




                                                 CLASS A-7 CERTIFICATES

Up to and including                           October 2001              62.41188554%       May 2002                  19.97258024%
   April 2001               100.00000000%     November 2001             56.24929365%       June 2002                 14.04154412%
May 2001                     93.73313437%     December 2001             50.12023032%       July 2002                  8.14299720%
June 2001                    87.40059739%     January 2002              44.02454430%       August 2002                2.73517990%
July 2001                    81.10235957%     February 2002             37.96208520%       September 2002
August 2001                  74.83826486%     March 2002                31.93270366%          and thereafter          0.00000000%
September 2001               68.60815821%     April 2002                25.93625117%




                                                 CLASS A-8 CERTIFICATES

Up to and including
  August 2002              100.00000000%
September 2002              51.03639209%
October 2002
  and thereafter             0.00000000%



                                                CLASS A-9 PAC A COMPONENT

Up to and including
   May 1999                 100.00000000%     November 1999             59.20419246%       May 2000                  16.15591406%
June 1999                    93.65367955%     December 1999             51.94534246%       June 2000                  9.11262296%
July 1999                    87.11270679%     January 2000              44.71046501%       July 2000                  2.10711698%
August 1999                  80.38540598%     February 2000             37.51426311%       August 2000
September 1999               73.48111209%     March 2000                30.35655659%          and thereafter          0.00000000%
October 1999                 66.40994307%     April 2000                23.23716630%



                                                CLASS A-9 PAC B COMPONENT

Up to and including
   July 2000                100.00000000%     November 2000             56.98435618%       March 2001                11.41484092%
August 2000                  91.81342513%     December 2000             45.49941579%       April 2001                 0.17578987%
September 2000               80.14107237%     January 2001              34.07637237%       May 2001 and
October 2000                 68.53147908%     February 2001             22.71494145%          thereafter              0.00000000%



                                                CLASS A-9 PAC C COMPONENT

Up to and including                           October 2001              62.41188554%       May 2002                  19.97258017%
   April 2001               100.00000000%     November 2001             56.24929367%       June 2002                 14.04154409%
May       2001               93.73313439%     December 2001             50.12023035%       July 2002                  8.14299719%
June      2001               87.40059741%     January  2002             44.02454432%       August 2002                2.73517992%
July      2001               81.10235955%     February 2002             37.96208521%       September 2002
August    2001               74.83826486%     March 2002                31.93270361%          and thereafter          0.00000000%
September 2001               68.60815826%     April 2002                25.93625119%


                                                CLASS A-9 PAC D COMPONENT

Up to and including
  August 2002              100.00000000%
September 2002              51.03639267%
October 2002
  and thereafter             0.00000000%

 SCHEDULED CLASS A SUBCLASS PRINCIPAL BALANCES AND COMPONENT PRINCIPAL BALANCES AS PERCENTAGES OF INITIAL CLASS A SUBCLASS
                                    PRINCIPAL BALANCE OR COMPONENT PRINCIPAL BALANCE

                                          CLASS A-1 SCHEDULED ACCRUAL COMPONENT

August 1997                 100.63750000%     March 2002               142.74175117%       November 2006             42.68194541%
September 1997              101.27906406%     April 2002               143.65172983%       December 2006             41.62872743%
October 1997                101.92471810%     May 2002                 144.56750961%       January 2007              40.58750926%
November 1997               102.57448817%     June 2002                145.48912749%       February 2007             39.55811293%
December 1997               103.22840054%     July 2002                146.41662067%       March 2007                38.54036270%
January 1998                103.88648159%     August 2002              147.35002663%       April 2007                37.53408509%
February 1998               104.54875791%     September 2002           148.28938304%       May 2007                  36.53910877%
March 1998                  105.21525624%     October 2002             149.23472787%       June 2007                 35.55526469%
April 1998                  105.88600350%     November 2002            150.18609926%       July 2007                 34.58238583%
May 1998                    106.56102677%     December 2002            150.01809329%       August 2007               33.62030739%
June 1998                   107.24035331%     January 2003             146.30261254%       September 2007            32.66886657%
July 1998                   107.92401057%     February 2003            142.64312761%       October 2007              31.72790273%
August 1998                 108.61202614%     March 2003               139.03885589%       November 2007             30.79725717%
September 1998              109.30442780%     April 2003               135.48902519%       December 2007             29.87677326%
October 1998                110.00124353%     May 2003                 131.99287359%       January 2008              28.96629630%
November 1998               110.70250146%     June 2003                128.54964933%       February 2008             28.06567359%
December 1998               111.40822990%     July 2003                125.15861061%       March 2008                27.17475431%
January 1999                112.11845737%     August 2003              121.99438726%       April 2008                26.29338957%
February 1999               112.83321254%     September 2003           118.87887313%       May 2008                  25.42143236%
March 1999                  113.55252427%     October 2003             115.81136839%       June 2008                 24.55873747%
April 1999                  114.27642161%     November 2003            112.79118260%       July 2008                 23.70516156%
May 1999                    115.00493380%     December 2003            109.81763459%       August 2008               22.86056306%
June 1999                   115.73809024%     January 2004             106.89005233%       September 2008            22.02480219%
July 1999                   116.47592057%     February 2004            104.00777286%       October 2008              21.19774091%
August 1999                 117.21845457%     March 2004               101.17014206%       November 2008             20.37924291%
September 1999              117.96572221%     April 2004                98.37651463%       December 2008             19.56917357%
October 1999                118.71775370%     May 2004                  95.62625394%       January 2009              18.76739997%
November 1999               119.47457937%     June 2004                 92.91873191%       February 2009             17.97379081%
December 1999               120.23622981%     July 2004                 90.25332890%       March 2009                17.18821646%
January 2000                121.00273579%     August 2004               87.95385246%       April 2009                16.41054887%
February 2000               121.77412823%     September 2004            85.69018416%       May 2009                  15.64066160%
March 2000                  122.55043829%     October 2004              83.46177961%       June 2009                 14.87842976%
April 2000                  123.33169734%     November 2004             81.26810200%       July 2009                 14.12373001%
May 2000                    124.11793690%     December 2004             79.10862191%       August 2009               13.37644056%
June 2000                   124.90918876%     January 2005              76.98281730%       September 2009            12.63644104%
July 2000                   125.70548483%     February 2005             74.89017329%       October 2009              11.90361267%
August 2000                 126.50685730%     March 2005                72.83018220%       November 2009             11.17783807%
September 2000              127.31333851%     April 2005                70.80234336%       December 2009             10.45900129%
October 2000                128.12496104%     May 2005                  68.80616301%       January 2010               9.74698783%
November 2000               128.94175767%     June 2005                 66.84115430%       February 2010              9.04168459%
December 2000               129.76376139%     July 2005                 64.90683706%       March 2010                 8.34297983%
January 2001                130.59100536%     August 2005               63.29300091%       April 2010                 7.65076320%
February 2001               131.42352301%     September 2005            61.70275411%       May 2010                   6.96492567%
March 2001                  132.26134797%     October 2005              60.13572486%       June 2010                  6.28535956%
April 2001                  133.10451407%     November 2005             58.59154663%       July 2010                  5.61195849%
May 2001                    133.95305534%     December 2005             57.06985810%       August 2010                4.94461733%
June 2001                   134.80700607%     January 2006              55.57030307%       September 2010             4.28323227%
July 2001                   135.66640074%     February 2006             54.09253041%       October 2010               3.62770074%
August 2001                 136.53127404%     March 2006                52.63619393%       November 2010              2.97792140%
September 2001              137.40166091%     April 2006                51.20095237%       December 2010              2.33379414%
October 2001                138.27759650%     May 2006                  49.78646931%       January 2011               1.69522001%
November 2001               139.15911619%     June 2006                 48.39241309%       February 2011              1.06210131%
December 2001               140.04625554%     July 2006                 47.01845676%       March 2011                 0.43434147%
January 2002                140.93905043%     August 2006               45.91541301%       April 2001 and
February 2002               141.83753687%     September 2006            44.82510440%          thereafter              0.00000000%
                                              October 2006              43.74734353%



                                                 CLASS A-3 CERTIFICATES

August 1997                 99.28020482%      June 1999                 59.37257247%       April 2001                23.87123369%
September 1997              98.45476602%      July 1999                 57.67987326%       May 2001                  22.51767591%
October 1997                97.52399334%      August 1999               55.95507958%       June 2001                 21.18601879%
November 1997               96.48821404%      September 1999            54.20189936%       July 2001                 19.87587396%
December 1997               95.34788533%      October 1999              52.42420411%       August 2001               18.58685819%
January 1998                94.10359440%      November 1999             50.63132629%       September 2001            17.31859325%
February 1998               92.75605835%      December 1999             48.84453411%       October 2001              16.07070592%
March 1998                  91.30612371%      January 2000              47.08328385%       November 2001             14.84282789%
April 1998                  89.75476581%      February 2000             45.35090544%       December 2001             13.63459567%
May 1998                    88.10308774%      March 2000                43.64691825%       January 2002              12.44565057%
June 1998                   86.35231920%      April 2000                41.97084798%       February 2002             11.27563857%
July 1998                   84.50381493%      May 2000                  40.32222668%       March 2002                10.12421030%
August 1998                 82.55905293%      June 2000                 38.70059257%       April 2002                 8.99102099%
September 1998              80.51963246%      July 2000                 37.10549003%       May 2002                   7.87573034%
October 1998                78.38727169%      August 2000               35.53646945%       June 2002                  6.77800256%
November 1998               76.16380513%      September 2000            33.99308720%       July 2002                  5.69750618%
December 1998               73.85124262%      October 2000              32.47490552%       August 2002                4.76786029%
January 1999                71.45169325%      November 2000             30.98149246%       September 2002             3.85377735%
February 1999               68.96731821%      December 2000             29.51242178%       October 2002               2.95494140%
March 1999                  66.40045634%      January 2001              28.06727287%       November 2002              1.41740709%
April 1999                  63.75367624%      February 2001             26.64563069%       December 2002
May 1999                    61.02970312%      March 2001                25.24708567%          and thereafter          0.00000000%



                                              CLASS A-9 SCHEDULED COMPONENT

August    1997              99.28020482%      June      1999            59.37257247%       May       2001           22.51767591%
September 1997              98.45476601%      July      1999            57.67987326%       June      2001           21.18601878%
October   1997              97.52399334%      August    1999            55.95507959%       July      2001           19.87587397%
November  1997              96.48821404%      September 1999            54.20189937%       August    2001           18.58685818%
December  1997              95.34788533%      October   1999            52.42420411%       September 2001           17.31859325%
January   1998              94.10359440%      November  1999            50.63132629%       October   2001           16.07070592%
February  1998              92.75605836%      December  1999            48.84453413%       November  2001           14.84282790%
March     1998              91.30612372%      January   2000            47.08328385%       December  2001           13.63459567%
April     1998              89.75476581%      February  2000            45.35090543%       January   2002           12.44565058%
May       1998              88.10308776%      March     2000            43.64691825%       February  2002           11.27563857%
June      1998              86.35231919%      April     2000            41.97084797%       March     2002           10.12421031%
July      1998              84.50381493%      May       2000            40.32222669%       April     2002            8.99102098%
August    1998              82.55905294%      June      2000            38.70059257%       May       2002            7.87573034%
September 1998              80.51963247%      July      2000            37.10549003%       June      2002            6.77800257%
October   1998              78.38727168%      August    2000            35.53646946%       July      2002            5.69750618%
November  1998              76.16380511%      September 2000            33.99308721%       August    2002            4.76786029%
December  1998              73.85124263%      October   2000            32.47490552%       September 2002            3.85377735%
January   1999              71.45169324%      November  2000            30.98149247%       October   2002            2.95494138%
February  1999              68.96731821%      December  2000            29.51242178%       November  2002            1.41740708%
March     1999              66.40045634%      January   2001            28.06727288%       December  2002
April     1999              63.75367624%      February  2001            26.64563068%          and thereafter         0.00000000%
May       1999              61.02970313%      March     2001            25.24708567%
                                              April     2001            23.87123370%

     (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Subclasses of Class A Certificates (other than the Class A-1 Certificates with respect to the Class A-1 PO A Component) pro rata in accordance with their outstanding Class A Subclass Principal
Balances (less, in the case of the Class A-1 Certificates, the Component Principal Balance of the Class A-1 PO A Component) without regard to either the proportions or the priorities set forth in Section 4.01(b).

     (d) (i) For purposes of determining whether the Subclasses of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

          (A) if the Current Class M Fractional Interest is less than the Original Class M Fractional Interest and the Class M Principal Balance is greater than zero, the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (B) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (C) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (D) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

          (E) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 Certificates shall not be eligible to receive distributions of principal.

     (ii)  Notwithstanding  the  foregoing,  if on  any  Distribution  Date  the aggregate distributions to Holders of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal would reduce the Class M Principal Balance and/or the Class B Subclass Principal Balances of the Subclasses of Class B Certificates entitled to receive distributions of principal below zero, first the Class M Prepayment Percentage and/or the Class B Subclass Prepayment Percentage of any affected Class B Subclass for such Distribution Date beginning with the affected Subclass with the lowest numerical Subclass designation and then, if necessary, the Class M Percentage and/or the Class B Subclass Percentage of such Subclass of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balance of such Class B Subclass to zero. The Class B Subclass Prepayment Percentages and the Class B Subclass Percentages of the remaining Class B Subclasses will be recomputed substituting for the
Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balances of the affected Class B Subclasses to zero; provided, however, that if the Class B
Subclass Principal Balances of all the Class B Subclasses eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Subclass Prepayment Percentage and the Class B Subclass Percentage of the Class B Subclass with the lowest numerical Subclass designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class M Prepayment Percentage and the Class B Subclass Prepayment Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class M Percentage and the Class B Subclass Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, respectively. Any entitlement of any Class B Subclass to principal payments solely pursuant to this clause (ii) shall not cause such Subclass to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Subclass Percentage or Class B Subclass Prepayment Percentage.

     (e) The Trust Administrator shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Subclass Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trust Administrator may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

     (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class A-LR Certificateholder) on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this
Section 4.01(f) respecting the final distribution in respect of any Class or Subclass) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.27, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share (based on, with respect to each Class or Subclass, the aggregate of the Percentage Interests represented by Certificates of the applicable Class or Subclass of Certificates held by such Holder of the Class A Subclass Distribution Amount with respect to each Subclass of Class A Certificates, the Class M Distribution Amount with respect to the Class M Certificates and the Class B Subclass Distribution Amount with respect to each such Subclass of Class B Certificates.

     In the event that, on any Distribution Date prior to the Final Distribution Date, the Class A Subclass Principal Balance of any Subclass of Class A Certificates (other than the Class A-1, Class A-10, Class A-11, Class A-13, Class A-R or A-LR Certificates), the Class M Principal Balance of the Class M Certificates or the Class B Subclass Principal Balance of any Subclass of Class B Certificates would be reduced to zero or (i) in the case of the Class A-1 Certificates, upon the later of (a) the Class A Subclass Principal Balance being reduced to zero or (b) the Class A-1 IO Component Notional Amount being reduced to zero, (ii) in the case of the Class A-10 Certificates, the Class A-10 Notional Amount would be reduced to zero, (iii) in the case of the Class A-11 Certificates, the Class A-11 Notional Amount would be reduced to zero or (iv) in the case of the Class A-13 Certificates, the Class A-13 Notional Amount would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trust Administrator. The Trust Administrator will then send a notice to each Certificateholder of such Class or Subclass with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class or Subclass will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trust Administrator therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a)(i).

     (g) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Non-U.S. Persons. Amounts withheld pursuant to this Section 4.01(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or for taxable years beginning after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

Section 4.02.       Allocation of Realized Losses.

     (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

     first, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

     second, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

     third, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

     fourth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

     fifth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero;

     sixth, to the Class M Certificates until the Class M Principal Balance has been reduced to zero; and

     seventh, concurrently, to the Class A Certificates (other than the Class A-1 Certificates with respect to the Class A-1 PO A Component) and Class A-1 Certificates with respect to the Class A-1 PO A Component, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

     This allocation of Realized Losses will be effected through the reduction of the applicable Class's or Subclass's Principal Balance.

     (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-1 Certificates with respect to the Class A-1 PO A Component will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-1 Certificates with respect to the Class A-1 PO A Component in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-1 Certificates with respect to the Class A-1 PO A Component), Class M Certificates and Class B Certificates based on the Class A Non-PO Principal Balance, Class M Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Subclasses of Class A Certificates (other than the Class A-1 and Class A-9 Certificates), the Class A-1 PAC Component, the Class A-1 PO B Component, the Class A-1 Scheduled Accrual Component and the Class A-9 Components in accordance with the Class A Subclass Loss Percentages and Component Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Principal Balances.

     (c) Any Realized Losses allocated to a Subclass of Class A Certificates or Class B Certificates or to the Class M Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Subclass or Class based on their Percentage Interests.

     (d) In the event that there is a Recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Subclasses of Class A Certificates, the Class M Certificates or any Subclasses of Class B Certificates, each outstanding Class or Subclass to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-1 Certificates with respect to the Class A-1 PO A Component, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-1 Certificates with respect to the Class A-1 PO A Component), Class M Certificates and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such Recovery up to the amount of such Realized Loss previously allocated to such Class or Subclass on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class or Subclass of Certificates has been reduced to zero, such Class or Subclass shall not be entitled to any share of such Recovery. In the event that the amount of such Recovery exceeds the amount of such recovery allocated to each outstanding Class or Subclass in accordance with the preceding provisions, each outstanding Class or Subclass shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class or Subclass. Notwithstanding the foregoing provisions, but subject to the following proviso, if such Recovery occurs within two years of the realization of such loss and (i) is the result of an event that would have given rise to the repurchase of the related Mortgage Loan by the Seller pursuant to Section 2.02 or 2.03, or (ii) represents in whole or part funds which the applicable Servicer had received in respect of a Liquidated Loan but failed to remit to the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a
Liquidated Loan such Recovery may, at the sole discretion of the Master Servicer, be treated as a repurchase or an Unscheduled Principal Receipt with respect to such Mortgage Loan, as the case may be, the Realized Loss previously recognized may be reversed and treated for all subsequent purposes as if it had never occurred and the Master Servicer may make such adjustments to interest or principal distributions on the Certificates and to the principal balances of the Certificates as the Master Servicer in its good faith judgment and sole discretion deems necessary or desirable to effectuate the reversal of the Realized Loss and the treatment of such amount as a repurchase or as an Unscheduled Principal Receipt, as the case may be; provided that such actions do not result in the aggregate distributions made in respect of each Class and Subclass of Certificates whose principal balances were previously reduced as a result of such Realized Loss being less than such Class or Subclass would have received if such Recovery had been deposited in the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan.

     (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated among the Class A Certificates, Class M Certificates and Class B Certificates, pro rata based on the Class A Interest Accrual Amount, the Class M Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Subclasses of Class A Certificates (other than the Class A-1 Certificates) and the Class A-1 Components (other than the Class A-1 PO A and Class A-1 PO B Components) based on their Class A Subclass Interest Percentages and Component Interest Percentages, as the case may be. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Interest Percentages. In addition, after the Class M Principal Balance and the Class B Principal Balance have been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Subclasses of Class A Certificates (other than the Class A-1 Certificates) and the Class A-1 Components (other than the Class A-1 PO A Component) based on their Class A Subclass Interest Percentages and Component Interest Percentages, as the case may be.

     (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

     (g) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided above.

     With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

Section 4.03.       Paying Agent.

     (a) The Master Servicer hereby appoints the Trust Administrator as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

     The Master Servicer may, at any time, remove or replace the Paying Agent.

     The Master Servicer shall cause any Paying Agent that is not the Trust Administrator to execute and deliver to the Trust Administrator an instrument in which such Paying Agent agrees with the Trust Administrator that such Paying Agent shall:

          (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

          (ii) give the Trust Administrator notice of any default by the Master Servicer in remitting any required amount; and

          (iii) at any time during the continuance of any such default, upon the written request of the Trust Administrator, forthwith pay to the Trust Administrator all amounts held in trust by such Paying Agent.

     (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trust Administrator, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

Section 4.04.       Statements to Certificateholders;
                    Report to the Trust Administrator and the Seller.

     Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

          (i) the amount of such distribution to Holders of each Class A Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (ii)(a) the amount of such distribution to Holders of each Subclass of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class A Subclass,
     (c) any Class A Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Subclass Unpaid Interest Shortfall with respect to each Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class A Subclass for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Subclass for such Distribution Date;

          (iii) the amount of such distribution to Holders of the Class M Certificates allocable to principal, identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (iv)(a) the amount of such distribution to Holders of the Class M Certificates allocable to interest, (b) the amount of the Current Class M Interest Distribution Amount, (c) any Class M Interest Shortfall Amount arising with respect to such Distribution Date and any remaining Class M Unpaid Interest Shortfall after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to the Class M Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates for such Distribution Date;

          (v) the amount of such distribution to Holders of each Class B Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

          (vi)(a) the amount of such distribution to Holders of each Class B Subclass allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class B Subclass and the Pass-Through Rate applicable to such Distribution Date, (c) any Class B Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Subclass Unpaid Interest Shortfall with respect to each Class B Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class B Subclass for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class B Subclass for such Distribution Date;

          (vii) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trust Administrator pursuant to the Servicing Agreements or this Agreement;

          (viii) the number of Mortgage Loans outstanding as of the preceding Determination Date;

          (ix) the Class A Principal Balance, the Class A Subclass Principal Balance of each Subclass of Class A Certificates, the Component Principal Balance of each Component, the Class M Principal Balance, the Class B Principal Balance and the Class B Subclass Principal Balance of each Subclass of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

          (x) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

          (xi) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

          (xii) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiii) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xiv) the Class M Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xv) the Class M Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xvi) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xvii) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

          (xviii) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

          (xix) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

          (xx) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

          (xxi) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

          (xxii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

          (xxiii) the aggregate amount of Bankruptcy Losses allocated to each Subclass of Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

          (xxiv) the amount by which the Class B Subclass Principal Balance of each Subclass of Class B Certificates and the Class M Principal Balance has been reduced as a result of Realized Losses allocated as of such Distribution Date;

          (xxv) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

          (xxvi) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

          (xxviii) in the case of the Class A-1 Certificates, the Class A-1 IO Component Notional Amount;

          (xxix) in the case of the Class A-10 Certificates, the Class A-10 Notional Amount;

          (xxx) in the case of the Class A-11 Certificates, the Class A-11 Notional Amount;

          (xxxi) in the case of the Class A-13 Certificate, the Class A-13 Notional Amount;

          (xxxii) the Class A-1 PO A Component Deferred Amount, if any;

          (xxxiii) in the case of the Class A-9 and Class A-10 Certificates, the Class A-9 Pass-Through Rate and the Class A-10 Pass-Through Rate; and

          (xxiv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trust Administrator, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

     In the case of information furnished with respect to a Subclass of Class A Certificates pursuant to clauses (i) and (ii) above, with the Class M
Certificates pursuant to clauses (iii) and (iv) above and with respect to a Class B Subclass pursuant to clauses (v) and (vi) above, the amounts shall be expressed as a dollar amount per Class A, Class M or Class B Certificate (other than the Class A-R and Class A-LR Certificates) with a $1,000 Denomination, as a dollar amount per Class A-R and Class A-LR Certificate with a $100 Denomination and as a dollar amount per Class A-13 Certificate with a 1% Denomination.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder, the information set forth in clauses (iii) and (iv)(a) above in the case of a Class M Certificateholder and the information contained in clauses (v) and (vi)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

     Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trust Administrator, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Subclass Distribution Amount with respect to each Class A Subclass, the Class M Distribution Amount and the Class B Subclass Distribution Amount with respect to each Class B Subclass. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trust Administrator and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

     In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class A-1, Class M or Class B Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

Section 4.05.       Reports to Mortgagors and the Internal Revenue Service.

     The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trust Administrator acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

Section 4.06 Calculation of Amounts; Binding Effect of Interpretations and Actions of Master Servicer.

     The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates or the allocation of losses to the Certificates, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

Section 4.07.  Determination of LIBOR.

     On each Rate Determination Date, the Trust Administrator shall determine LIBOR for the succeeding LIBOR Based Interest Accrual Period on the basis of the offered LIBOR quotations of the Reference Banks (as defined below), as such quotations are provided to the Trust Administrator as of 11:00 a.m. (London time) on such Rate Determination Date. As used herein with respect to a Rate
Determination Date, "Reference Banks" means four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the Rate Determination Date in question and
(iii) which have been designated as such by the Trust Administrator and are able and willing to provide such quotations to the Trust Administrator on each Rate Determination Date; and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rate quotations of major banks). If a Reference Bank should be removed from the Reuters Screen LIBO Page or in any other way fails to meet the qualifications of a Reference Bank, the Trust Administrator may, in its sole discretion, designate an alternative Reference Bank.

     On each Rate Determination Date, LIBOR for the Distribution Date in the succeeding months will be established by the Trust Administrator as follows:

          (i) If on any Rate Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the Distribution Date in the succeeding month will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%).

          (ii) If on any Rate Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the Distribution Date in the succeeding month will be whichever is higher of
     (x) LIBOR as determined on the previous Rate Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trust Administrator determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that New York City banks selected by the Trust Administrator are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Trust Administrator can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Trust Administrator are quoting on such Rate Determination Date to leading European banks.

          (iii) If on any Rate Determination Date the Trust Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in the paragraph (ii) above, LIBOR for the Distribution Date in the succeeding month will be LIBOR as determined on the previous Rate Determination Date, or, in the case of the first Rate Determination Date, 5.6875%.

The establishment of LIBOR by the Trust Administrator and the Trust Administrator's subsequent calculation of the rates of interest applicable to the Class A-9 and Class A-10 Certificates, in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Trust Administrator shall provide the Class A Subclass Pass-Through Rates of the Class A-9 and Class A-10 Certificates for the related Distribution Date to Beneficial Owners or Holders of Class A-9 and Class A-10 Certificates who place a telephone call to the Trust Administrator at (704) 590-6161 and make a request therefor.

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01.       The Certificates.

     (a) Except as set forth in the next sentence, the Class A, Class M and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R and Class A-LR Certificates, integral multiples of $1,000 in excess thereof or, in the case of the Class A-13 Certificates, 1% Percentage Interest in excess thereof (except, if necessary, for one Certificate of each Class or Subclass (other than the Class A-13, Class A-R or Class A-LR Certificate) that evidences one Single Certificate plus such additional principal portion or notional amount as is required in order for all Certificates of such Class or Subclass to equal the aggregate Original Class A Subclass Principal Balance (or Original Class A-10 Notional Amount in the case of the Class A-10 Certificates or Original Class A-11 Notional Amount in the case of the Class A-11 Certificates), Original Class M Principal Balance or the aggregate Original Class B Subclass Principal Balance of such Class or Subclass, as the case may be), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12,
A-13, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, C, and D (reverse side of Certificates) hereto. Subject to the provisions of Section 5.02(f), the Class A-10 Certificates may be issued in any minimum denomination of not less than $2,000,000.00 Original Class A-10 Notional Amount. On original issue the Certificates shall be executed and delivered by the Trust Administrator to or upon the order of the Seller upon receipt by the Trust Administrator or the Custodian of the documents specified in Section 2.01. The aggregate principal portion (or notional amount) evidenced by the Class A, Class M and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trust Administrator, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Until such time as Definitive Certificates are issued pursuant to Section 5.07, each Book-Entry Certificate shall bear the following legend:

     "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Trust Administrator or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

     (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

          (i) the provisions of this Section 5.01(b) shall be in full force and effect;

          (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trust Administrator may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

          (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

          (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

          (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

     Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trust Administrator at the Corporate Trust Office.

Section 5.02.       Registration of Transfer and Exchange of Certificates.

     (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trust Administrator shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of Certificates, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trust Administrator or the Authenticating Agent in accordance with their standard procedures.

     (b) No transfer of a Class A-1, Class B-3, Class B-4 or Class B-5 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trust Administrator or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-1, Class B-3, Class B-4 or Class B-5 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer, and (ii) the Trust Administrator shall require the transferee to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trust Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Holder of a Class A-1, Class B-3, Class B-4 or Class B-5 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trust Administrator is under an obligation to register the Class A-1, Class B-3, Class B-4 or Class B-5 Certificates under said Act or any other securities law.

     (c) No transfer of a Class M or Class B Certificate shall be made unless the Trust Administrator shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class B-3, Class B-4 or Class B-5 Certificate, or in the form of Exhibit K hereto, in the case of a Class M, Class B-1 or Class B-2 Certificate, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, or subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer or (b) if such transferee is an insurance company, the source of funds used to purchase the Class M or Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (ii) in the case of any such Class M or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trust Administrator and the Seller to the effect that the purchase or holding of such Class M or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trust Administrator, the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer. The Class M and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

     (d) No legal or beneficial interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person investing the assets of a Plan (such plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or
(iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trust Administrator shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trust Administrator shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trust Administrator an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

     Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

     (e) No transfer of a Class A-1 Certificate shall be made unless the Trust Administrator shall have received a representation letter in the form of Exhibit J hereto to the effect that if the transferee is a Plan or a person acting on behalf of or using the assets of a Plan such transferee is an "accredited investor"as defined in Rule 501(a)(1) of Regulation D of the Securities Act of 1933, as amended, which representation letter shall not be an expense of the Trust Administrator, the Trustee, the Seller or the Master Servicer.

     (f) No transfer of a Class A-10 Certificate that has a denomination of less than a Single Certificate shall be made (except in connection with the transfer of the Class A-10 Certificates by the Seller to Donaldson, Lufkin & Jenrette Securities Corporation on the Closing Date) unless the Trust Administrator shall have received a representation letter from the transferee of such Class A-10 Certificate, substantially in the form attached hereto as Exhibit N, stating that such person: (a)(i) is a substantial, sophisticated, institutional investor having knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Class A-10 Certificates, such that such investor is capable of evaluating the merits and risks of an investment in the Class A-10 Certificates, and (ii) has a net worth of at least $10,000,000; or (b) will hold such Class A-10 Certificate solely as nominee for a person meeting the criteria set forth in clause (a). The Class A-10 Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

Section 5.03.       Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Trust Administrator or the Authenticating Agent, or the Trust Administrator or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trust Administrator or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trust Administrator or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class or Subclass. Upon the issuance of any new Certificate under this Section, the Trust Administrator or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trust Administrator or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

Section 5.04.       Persons Deemed Owners.

     Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Trust Administrator, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee, the Trust Administrator, or the Certificate Registrar shall be affected by notice to the contrary.

Section 5.05.       Access to List of Certificateholders' Names and Addresses.

     (a) If the Trust Administrator is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trust Administrator, within 15 days after receipt by the Certificate Registrar of a request by the Trust Administrator in writing, a list, in such form as the Trust Administrator may reasonably require, of the names and addresses of the Certificateholders of each Class or Subclass as of the most recent Record Date.

     (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trust Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trust Administrator shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trust Administrator. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trust Administrator is not the Certificate Registrar, the Trust Administrator shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

     (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar, the Trust Administrator nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

Section 5.06.       Maintenance of Office or Agency.

     The Trust Administrator will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

Section 5.07.       Definitive Certificates.

     If (i)(A) the Master Servicer advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Subclass of Book-Entry Certificates advise the Trust Administrator through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trust Administrator shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trust Administrator by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trust Administrator shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer, the Trustee nor the Trust Administrator shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

Section 5.08.       Notices to Clearing Agency.

     Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01.       Liability of the Seller and the Master Servicer.

     The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

Section 6.02. Merger or Consolidation of the Seller or the Master Servicer.

     Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

Section 6.03.       Limitation on Liability of the Seller,
                    the Master Servicer and Others.

     Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A, Class M and Class B Certificates in the same manner as Realized Losses are allocated pursuant to
Section 4.02(a).

Section 6.04.       Resignation of the Master Servicer.

     The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust Administrator. No such resignation shall become effective until the Trustee, the Trust Administrator or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

Section 6.05.       Compensation to the Master Servicer.

     The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

Section 6.06.       Assignment or Delegation of Duties by Master Servicer.

     The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee and the Trust Administrator, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee or the Trust Administrator (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee and the Trust Administrator, in the exercise of its reasonable judgment, and executes and delivers to the Trustee and the Trust Administrator an agreement, in form and substance reasonably satisfactory to the Trustee and the Trust Administrator, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee, the Trust Administrator or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

Section 6.07. Indemnification of Trustee, Trust Administrator and Seller by Master Servicer.

     The Master Servicer shall indemnify and hold harmless the Trustee, the Trust Administrator and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee, the Trust Administrator or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

Section 7.01.       Events of Default.

     In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

          (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both FNMA and FHMLC, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer and the Trust Administrator (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator on behalf of the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trust Administrator on behalf of the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trust Administrator and the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trust Administrator on behalf of the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

Section 7.02.       Other Remedies of Trustee.

     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 7.03.       Directions by Certificateholders and
                    Duties of Trustee During Event of Default.

     During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

Section 7.04.       Action upon Certain Failures of the
                    Master Servicer and upon Event of Default.

     In the event that the Trustee or the Trust Administrator shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or
(ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee or Trust Administrator may, but need not if the Trustee or Trust Administrator, as the case may be, deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee or the Trust Administrator, the Trustee or the Trust Administrator, as the case may be, shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

Section 7.05.       Trust Administrator to Act; Appointment of Successor.

     When the Master Servicer receives notice of termination pursuant to Section
7.01 or the Trustee or the Trust Administrator receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trust Administrator on behalf of the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trust Administrator is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trust Administrator shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trust Administrator and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trust Administrator may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trust Administrator shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trust
Administrator is required to solicit bids as provided above, the Trust Administrator shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trust Administrator shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trust Administrator shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trust Administrator from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trust Administrator to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trust Administrator and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trust Administrator and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trust Administrator or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trust Administrator or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trust Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section
7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trust Administrator) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

Section 7.06.       Notification to Certificateholders.

     Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trust Administrator shall also, within 45 days after the occurrence of any Event of Default known to the Trust Administrator, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

               CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

Section 8.01.       Duties of Trustee and Trust Administrator.

     The Trustee and the Trust Administrator, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee and the Trust Administrator, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Trust Administrator, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee and the Trust
Administrator shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Servicers pursuant to Articles III, IV and IX.

     No provision of this Agreement shall be construed to relieve the Trustee and the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trust Administrator and, in the absence of bad faith on the part of the Trustee and the Trust Administrator, the Trustee and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Trust Administrator, and conforming to the requirements of this Agreement;

          (ii) The Trustee and the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of
     Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee and the Trust Administrator, or exercising any trust or power conferred upon the Trustee and the Trust Administrator, under this Agreement; and

          (iii) The Trustee and the Trust Administrator shall not be liable for any error of judgment made in good faith by any of their respective Responsible Officers, unless it shall be proved that the Trustee or the Trust Administrator or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

     None of the provisions contained in this Agreement shall require the Trustee or the Trust Administrator to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 8.02.       Certain Matters Affecting the Trustee and the
                    Trust Administrator.

     Except as otherwise provided in Section 8.01:

          (i) Each of the Trustee and the Trust Administrator may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) Each of the Trustee and the Trust Administrator may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Neither of the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

          (iv) Each of the Trustee and the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

Section 8.03. Neither Trustee nor Trust Administrator Required to Make Investigation.

     Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, not reasonably assured to the Trustee or the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee or the Trust Administrator, shall be repaid by the Master Servicer upon demand.

Section 8.04. Neither Trustee nor Trust Administrator Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Trust Administrator assumes responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. Neither the Trustee nor the Trust Administrator makes any representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

Section 8.05.       Trustee and Trust Administrator May Own Certificates.

     Each of the Trustee, the Trust Administrator and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, Trust Administrator or such agent.

Section 8.06.       The Master Servicer to Pay Fees and Expenses.

     The Master Servicer covenants and agrees to pay to each of the Trustee and the Trust Administrator from time to time, and each of the Trustee and the Trust Administrator shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Trust Administrator, as the case may be, and the Master Servicer will pay or reimburse the Trustee or the Trust Administrator, as the case may be, upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

Section 8.07.       Eligibility Requirements.

     Each of the Trustee and the Trust Administrator hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, such entity shall resign immediately in the manner and with the effect specified in
Section 8.08.

Section 8.08.       Resignation and Removal.

     Either of the Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust
Administrator, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator.

     If at any time the  Trustee or the Trust  Administrator  shall  cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of the property or affairs of the Trustee or the Trust Administrator for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and/or the Trust Administrator, as the case may be, and appoint a successor trustee and/or successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee or Trust Administrator so removed and one copy to the successor trustee or successor trust administrator, as the case may be.

     The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and/or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

     Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

Section 8.09.       Successor.

     Any successor trustee or successor trust administrator appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee or trust administrator, as the case may be, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or trust administrator, as the case may be, herein. The predecessor trustee or trust administrator shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor trust administrator, as the case may be, all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

     Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee or trust administrator, as the case may be, the successor trustee or trust administrator shall cause such notice to be mailed at the expense of the Master Servicer.

Section 8.10.       Merger or Consolidation.

     Any Person into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee or Trust Administrator, as the case may be, hereunder; provided, however, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee or the Trust Administrator, as the case may be, shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee or the Trust Administrator, as the case may be.

Section 8.11.       Authenticating Agent.

     The Trust Administrator may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trust Administrator in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trust Administrator or the Trust Administrator's countersignature, such reference shall be deemed to include authentication on behalf of the Trust Administrator by the Authenticating Agent and a certificate of authentication executed on behalf of the Trust Administrator by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trust Administrator or the Authenticating Agent.

     The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Trust Administrator, the Seller and the Master Servicer. The Trust Administrator may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trust Administrator promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

     The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trust Administrator. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

Section 8.12.       Separate Trustees and Co-Trustees.

     The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

          (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

          (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

          (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

     Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

     No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under
Section 8.09 hereof.

     The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

     The  Master   Servicer  shall  pay  the  reasonable   compensation  of  the
co-trustees to the extent,  and in accordance  with the standards,  specified in
Section 8.06 hereof.

Section 8.13.       Appointment of Custodians.

     The Trust Administrator may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trust Administrator, by entering into a Custodial Agreement. Subject to this Article VIII, the Trust Administrator agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in
Section 10.01(a).

Section 8.14.       Tax Matters; Compliance with REMIC Provisions.

     (a) Each of the Trustee, the Trust Administrator and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trust Administrator, the Trust Administrator, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax returns, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trust Administrator and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1 PAC Component, Class A-1 PO A
Component, Class A-1 PO B Component, Class A-1 IO Component and Class A-1 Scheduled Accrual Component, the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13 and Class A-R Certificates, the Class M Certificates and the Class B-l, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L2, Class A-L3, Class A-L4, Class A-L5, Class A-L6, Class A-L7, Class A-L8, Class A-L9, Class A-L12, Class A-LPO A, A-LPO B, AIO-L, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class M-L Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee and the Trust Administrator that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Upper-Tier REMIC or Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master
Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be tax matters persons in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence. In order to enable the Master Servicer, the Trust Administrator or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class and Subclass of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer, the Trust Administrator or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer, the Trust Administrator or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer, the Trust Administrator or the Trustee arising from any errors or miscalculations by the Master Servicer, the Trust Administrator or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer, the Trust Administrator or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller, the Trust Administrator and the Trustee for any losses, liabilities, damages, claims or expenses of the
Seller, the Trust Administrator or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trust Administrator prepares any of the federal, state and local tax returns of the REMIC as described above, the Trust Administrator hereby indemnifies the Seller, the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller, the Master Servicer or the Trustee arising from the Trust Administrator's willful misfeasance, bad faith or negligence in connection with such preparation.

     (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer, the Trust Administrator and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer, the Trust Administrator or the Trustee to perform its obligations under this Section 8.14.

Section 8.15.       Monthly Advances.

     In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trust Administrator shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trust Administrator shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trust Administrator shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

Section 9.01.       Termination upon Purchase by the
                    Seller or Liquidation of All Mortgage Loans.

     Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer, the Trust Administrator and the Trustee created hereby (other than the obligation of the Trust Administrator to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section 9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.26. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trust Administrator the certification required by Section 3.04 and the Trust Administrator and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

     Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trust Administrator for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trust Administrator (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trust Administrator therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trust Administrator therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trust Administrator and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

     Upon presentation and surrender of the Certificates, the Trust Administrator shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Subclasses of Class A Certificates, the respective Class A Subclass Principal Balance together with any related Class A Subclass
Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class A Subclass Interest Accrual Amount, (ii) as to the Class M Certificates, the Class M Principal Balance together with any related Class M Unpaid Interest Shortfall and one month's interest at the Class M Pass-Through Rate on the Class M Principal Balance, (iii) as to the Subclasses of Class B Certificates, the respective Class B Subclass Principal Balance together with any related Class B Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class B Subclass Interest Accrual Amount and (iv) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class, Classes, Component or Components in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trust Administrator of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

     In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trust Administrator shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trust Administrator (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

Section 9.02.       Additional Termination Requirements.

     In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trust Administrator has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

          (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and Lower-Tier REMIC; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trust Administrator shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01.      Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein,
(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Upper-Tier REMIC or the Lower-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect,
(v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier REMIC or the Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class or Subclass of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or Subclass; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class or Subclass in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class or Subclass evidencing, as to such Class or Subclass, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class or Subclass the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class or Subclass then outstanding.

     Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Trust Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of Certificateholders  under this
Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

     (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder, the Trust Administrator or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

          (a) changing the Applicable Unscheduled Principal Receipt Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

          (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month
               Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

     A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trust Administrator.

Section 10.02.      Recordation of Agreement.

     This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 10.03.      Limitation on Rights of Certificateholders.

     The death or  incapacity  of any  Certificateholder  shall not  operate  to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

Section 10.04.      Governing Law; Jurisdiction.

     This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 10.05.      Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way,
Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office and (iv) in the case of the Trust Administrator, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee or the Trust Administrator, in each case Attention: Corporate Trust Department Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer, the Trust Administrator or the Trustee shall not be effective until received.

     For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Trust Administrator, such Servicer or a Certificateholder.

Section 10.06.      Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.07.      Special Notices to Rating Agencies.

     (a) The Trust Administrator shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

          (i) any amendment to this Agreement pursuant to Section 10.01(a);

          (ii) any sale or  transfer  of the Class B  Certificates  pursuant  to
     Section 5.02 to an affiliate of the Seller;

          (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

          (iv) any resignation of the Master Servicer pursuant to Section 6.04;

          (v) the  occurrence  of any of the  Events  of  Default  described  in
     Section 7.01;

          (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

          (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

          (viii) the making of a final payment pursuant to Section 9.01.

     (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

          (i) the appointment of a Custodian pursuant to Section 2.02;

          (ii)  the   resignation  or  removal  of  the  Trustee  or  the  Trust
     Administrator pursuant to Section 8.08;

          (iii) the appointment of a successor trustee or trust administrator pursuant to Section 8.09; or

          (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

     (c) The Master Servicer shall deliver to each Rating Agency:

          (i) reports prepared pursuant to Section 3.05; and

          (ii) statements prepared pursuant to Section 4.04.

Section 10.08.      Covenant of Seller.

     The  Seller  shall  not  amend   Article  Third  of  its   Certificate   of
Incorporation without the prior written consent of each Rating Agency rating the Certificates.

Section 10.09.      Recharacterization.

     The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01.      Class A Fixed Pass-Through Rate.

     The Class A Fixed Pass-Through Rate is 7.625% per annum.

Section 11.02.      Cut-Off Date.

     The Cut-Off Date for the Certificates is July 1, 1997.

Section 11.03.      Cut-Off Date Aggregate Principal Balance.

     The Cut-Off Date Aggregate Principal Balance is $449,916,478.10.

Section 11.04.      Original Class A Percentage.

     The Original Class A Percentage is 95.83517929%.

Section 11.05.      Original Class A Subclass Principal Balances.

     As to the following Subclasses of Class A Certificates, the Class A Subclass Principal Balance of such Subclass as of the Cut-Off Date, as follows:

                                                  Original Class A
     Class A Subclass                        Subclass Principal Balance
     ----------------                        --------------------------
       Class A-2                                 $ 17,280,000.00
       Class A-3                                 $137,314,286.00
       Class A-4                                 $ 71,275,000.00
       Class A-5                                 $  6,898,192.00
       Class A-6                                 $ 11,400,000.00
       Class A-7                                 $ 22,516,350.00
       Class A-8                                 $  1,388,571.00
       Class A-9                                 $ 74,258,349.00
       Class A-12                                $ 14,725,000.00
       Class A-LR                                $        100.00
       Class A-R                                 $        100.00

Section 11.06.      Original Class A Non-PO Principal Balance.

     The Original Class A Non-PO Principal Balance is $429,654,000.00.

Section 11.07.      Original Class A-10 Notional Amount.

     The Original Class A-10 Notional Amount is $74,258,349.00.

Section 11.08.      Original Class A-11 Notional Amount.

     The Original Class A-11 Notional Amount is $5,842,213.11.

Section 11.09.  Original Component Principal Balances.

     As to the following Class A-1 Components, the Component Principal Balance of such Component as of the Cut-Off Date, as follows:

                                                        Original Component
     Class A-1 Components                               Principal Balance
     --------------------                               -----------------

     Class A-1 PAC Component                             $ 1,475,000.00
     Class A-1 PO A Component                            $ 1,590,505.14
     Class A-1 PO B Component                            $ 1,123,052.00
     Class A-1 Scheduled Accrual Component               $70,000,000.00

     As to the following Class A-9 Components, the Component Principal Balance of such Component as of the Cut-Off Date, as follows:

                                                        Original Component
     Class A-9 Components                               Principal Balance
     --------------------                               -----------------

     Class A-9 PAC A Component                           $14,720,000.00
     Class A-9 PAC B Component                           $ 7,600,000.00
     Class A-9 PAC C Component                           $10,841,206.00
     Class A-9 PAC D Component                           $   411,429.00
     Class A-9 Scheduled Component                       $40,685,714.00

Section 11.10.      Original Subordinated Percentage.

     The Original Subordinated Percentage is 4.16482071%.

Section 11.11.      Original Class M Percentage.

     The Original Class M Percentage is 1.40500448%.

Section 11.12.      Original Class M Principal Balance.

     The Original Class M Principal Balance is $6,299,000.00.

Section 11.13.      Original Class M Fractional Interest.

     The Original Class M Fractional Interest is 2.75981622%.

Section 11.14.      Original Class B-1 Percentage.

     The Original Class B-1 Percentage is 1.35481778%.

Section 11.15.      Original Class B-2 Percentage.

     The Original Class B-2 Percentage is 0.55183062%.

Section 11.16.      Original Class B-3 Percentage.

     The Original Class B-3 Percentage is 0.30112019%.

Section 11.17.      Original Class B-4 Percentage.

     The Original Class B-4 Percentage is 0.25093349%.

Section 11.18.      Original Class B-5 Percentage.

     The Original Class B-5 Percentage is 0.30111415%.

Section 11.19.      Original Class B Principal Balance.

     The Original Class B Principal Balance is $12,372,972.96.

Section 11.20.      Original Class B Subclass Principal Balances.

     As to any Class B Certificate, the Class B Subclass Principal Balance of such Subclass as of the Cut-Off Date, is as follows:

                                                 Original Class B
     Class B Subclass                            Subclass Principal Balance
     ----------------                            --------------------------

        Class B-1                                     $6,074,000.00
        Class B-2                                     $2,474,000.00
        Class B-3                                     $1,350,000.00
        Class B-4                                     $1,125,000.00
        Class B-5                                     $1,349,972.96

Section 11.21.      Original Class B-1 Fractional Interest.

     The Original Class B-1 Fractional Interest is 1.40499844%.

Section 11.22.      Original Class B-2 Fractional Interest.

     The Original Class B-2 Fractional Interest is 0.85316782%.

Section 11.23.      Original Class B-3 Fractional Interest.

     The Original Class B-3 Fractional Interest is 0.55204764%.

Section 11.24.      Original Class B-4 Fractional Interest.

     The Original Class B-4 Fractional Interest is 0.30111415%.

Section 11.25.      Closing Date.

     The Closing Date is July 30, 1997.

Section 11.26.      Right to Purchase.

     The right of the Seller to purchase all of the Mortgage  Loans  pursuant to
Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $44,991,647.81 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

Section 11.27.      Wire Transfer Eligibility.

     With respect to the Class A Certificates (other than the Class A-10, Class A-11, Class A-13, Class A-R and Class A-LR Certificates), Class M Certificates, Class B-1 Certificates and Class B-2 Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $5,000,000. With respect to the Class A-10, Class A-11 and Class A-13 Certificates, the minimum
Denomination eligible for wire transfer on each Distribution Date is 100% Percentage Interest. The Class A-R, Class A-LR, Class B-3, Class B-4 and Class B-5 Certificates are not eligible for wire transfer.

Section 11.28.      Single Certificate.

     A Single Certificate for each Subclass of Class A Certificates (other than the Class A-10, Class A-11, Class A-13, Class A-R and Class A-LR Certificates), the Class M Certificates and the Class B Certificates (other than the Class B-3, Class B-4, and Class B-5 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-10 Certificates represents a Denomination equal to the $9,282,000 Original Class A-10 Notional Amount. A Single Certificate for the Class A-11 Certificates represents a Denomination equal to the $973,000 Original Class A-11 Notional Amount. A Single Certificate for the Class A-13 Certificates represents 33% Percentage Interest. A Single Certificate for the Class A-R and Class A-LR Certificates represents a $100 Denomination. A Single Certificate for the Class B-3, Class B-4 and Class B-5 Certificates represents a $250,000 Denomination.

Section 11.29.      Servicing Fee Rate.

     The rate used to calculate the Servicing Fee is equal to 0.250% per annum.

Section 11.30.      Master Servicing Fee Rate.

     The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.016% per annum.

     IN WITNESS WHEREOF, the Seller, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                              NORWEST ASSET SECURITIES CORPORATION
                                as Seller

                              By:---------------------------------
                                 Name:
                                 Title:

                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION
                                as Master Servicer

                              By:---------------------------------
                                 Name:
                                 Title:

                              FIRST UNION NATIONAL BANK
                                as Trust Administrator

                              By:---------------------------------
                                 Name:
                                 Title:

Attest:
By:-------------------------
Name:-----------------------
Title:----------------------


                              FIRSTAR TRUST COMPANY
                                as Trustee

                              By:---------------------------------
                                 Name:
                                 Title:

                              By:---------------------------------
                                 Name:
                                 Title:

STATE OF NEW YORK                   )
                                        ss.:
COUNTY OF NEW YORK                  )

     On this 30th day of July, 1997, before me, a notary public in and for the State of New York, personally B. David Bialzak, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF                            )
                                        ss.:
COUNTY OF                           )

     On this 30th day of July, 1997, before me, a notary public in and for the State of -----------, personally appeared --------------, known to me who, being by me duly sworn, did depose and say that he resides at ------------, ------------; that he is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA  )
                         )ss.:
COUNTY OF                )

     On this 30th day of July, 1997, before me, a notary public in and for the State of North Carolina, personally appeared -------------------, known to me who, being by me duly sworn, did depose and say that s/he resides at -----------------, North Carolina; that s/he is a -------------------- of First
Union National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA  )
                         )ss.:
COUNTY OF                )

     On this 30th day of July, 1997, before me, a notary public in and for the State of North Carolina, personally appeared ---------------------, known to me who, being by me duly sworn, did depose and say that he resides at ------------------, North Carolina; that he is a --------------------- of First
Union National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF WISCONSIN              )
                                    ss.:
COUNTY OF                       )

     On this 30th day of July, 1997, before me, a notary public in and for the State of Wisconsin, personally appeared -------------------, known to me who, being by me duly sworn, did depose and say that s/he resides at
----------------,  Wisconsin;  that s/he is a  --------------------  of  Firstar
Trust Company, a ------------------------, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF WISCONSIN              )
                                    ss.:
COUNTY OF                       )

     On this 30th day of July, 1997, before me, a notary public in and for the State of Wisconsin, personally appeared -------------------, known to me who, being by me duly sworn, did depose and say that s/he resides at
----------------,  Wisconsin;  that s/he is a  --------------------  of  Firstar
Trust Company, a ------------------------, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said corporation.


-------------------------
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

                      Norwest Asset Securities Corporation,
               Mortgage Pass-Through Certificates, Series 1997-10
                 Applicable Unscheduled Principal Receipt Period

                                       Full Unscheduled      Partial Unscheduled
Servicer                               Principal Receipts    Principal Receipts
--------                               ------------------    ------------------

Cimarron Mortgage Corp.                Prior Month           Prior Month

Citicorp Mortgage, Inc.                Prior Month           Prior Month

Countrywide Home Loans, Inc.           Prior Month           Prior Month

First Union Mortgage Corporation       Prior Month           Prior Month

HomeSide Lending                       Prior Month           Prior Month

The Huntington Mortgage Company        Prior Month           Prior Month

National City Mortgage Company         Prior Month           Prior Month

Norwest Mortgage, Inc. (Exhibit F-1)   Prior Month           Prior Month

Norwest Mortgage, Inc. (Exhibit F-2)   Mid-Month             Mid-Month

Suntrust Mortgage, Inc.                Prior Month           Prior Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT
FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     A PURCHASER OF THIS CERTIFICATE THAT IS A PLAN (AS DEFINED IN SECTION 5.02(c) OF THE POOLING AND SERVICING AGREEMENT) OR PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN WILL BE REQUIRED TO REPRESENT THAT IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1) OF REGULATION D UNDER THE ACT.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     UNTIL THE CLASS A-1 SCHEDULED ACCRUAL COMPONENT ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON A PORTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. For the purposes of determining distributions of interest and in reduction of principal balance, the Class A-1 Certificates consist of five components (each, a "Component" and individually, the "Class A-1 PAC Component," "Class A-1 Scheduled Accrual Component," the "Class A-1 IO Component," the "Class A-1 PO A Component" and the "Class A-1 PO B Component"). The amount of interest which accrues on the Class A-1 Certificates in any one-month period will equal the sum of the interest which accrues on the Class A-1 PAC Component, the Class A-1 Scheduled Accrual Component and the Class A-1 IO Component. Interest with respect to the Class A-1 IO Component will accrue during each one-month period in an amount equal to the product of (A) 1/12th of (i) the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans on the first day of such month minus (ii) 7.625% and (B) the Class A-1 IO Component Notional Amount as of the related Distribution Date. Interest with respect to the Class A-1 PAC Component and Class A-1 Scheduled Accrual Component will accrue during each one-month period in an amount equal to the product of (i) 1/12th of the Component Rate for such Component and (ii) the outstanding Component Principal Balance of such Component. Prior to the Class A-1 Scheduled Accrual Component Accretion Termination Date, no distribution of interest on this Certificate with respect to its Class A-1 Scheduled Accrual Component will be made. Prior to the Class A-1 Scheduled Accrual Component
Accretion Termination Date, interest otherwise available for distribution on this Certificate with respect to its Class A-1 Accrual Component will be added to the Component Principal Balance of such Component on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates with respect to their Class A-1 PAC Component, Class A-1 Scheduled Accrual Component and Class A-1 IO Component. The Class A-1 Certificates are not entitled to distributions of interest with respect to the Class A-1 PO A Component and Class A-1 PO B Component.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class A-1 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with the Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Act, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Act and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require if the transferee is a Plan or a person acting on behalf of or investing the assets of a Plan, a representation letter, in the form as described in the Agreement, stating that such transferee is an "accredited investor" as defined in Rule 501(a)(1) of the Act.

     This  Certificate  is  issued  on July  30,  1997,  at an  issue  price  of
100.44512%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 245% SPA (as defined in the Prospectus Supplement dated July 24, 1997 with respect to the offering of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate:(i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 88.32615847%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.22%; and (iii) the amount of OID allocable to the short first accrual period (July 30, 1997 to August 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.57316768%.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Each Component of this Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                     First Union National Bank,
                                         Trust Administrator

                                     By----------------------------
                                       Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
       OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS
        AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
       CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
         OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
      DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
    TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
          PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                         CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                           First Union National Bank,
                               Trust Administrator

                           By ----------------------------
                              Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
       OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS
        AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
       CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
         OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
       DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
      TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
        ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                              CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                           First Union National Bank,
                             Trust Administrator

                           By ----------------------------
                              Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
       OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS
        AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
       CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
         OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
       DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
      TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
        ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                              CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE,THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE
       OF THE DEPOSITORY TRUST COMPANY TO THE TRUST ADMINISTRATOR OR ITS
        AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
       CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
         OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
       DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
      TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
        ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                         CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     UNTIL THE CLASS A-5 ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 7.650% per annum. Prior to the Class A-5 Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the Class A-5 Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Class A Subclass Principal Balance of the Class A-5 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on July 30, 1997, at an issue price of 95.61625%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 245% SPA (as defined in the Prospectus Supplement dated July 24, 1997 with respect to the offering of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 280.82768458%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.93%; and (iii) the amount of OID allocable to the short first accrual period (July 30, 1997 to August 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.52609981%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
          CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
       REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
        MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
         REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
       ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
      OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
          CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
       REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
        MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
         REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
        ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
       OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
           CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
      IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
         REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
           REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
       ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
      OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
          CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
      IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
         REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997


Percentage Interest evidenced          Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. Interest on this Certificate will accrue with respect to each Distribution Date during the period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (each a "LIBOR Based Interest Accrual Period"). The pass-through rate applicable with respect to the initial LIBOR Based Interest Accrual Period will be 6.1375% per annum. Thereafter, with respect to each LIBOR Based Interest Accrual Period, the pass-through will be a per annum rate equal to the lesser of (i) 0.45% plus LIBOR, as determined on the second business day preceding the commencement of such LIBOR Based Interest Accrual Period, and (ii) 9.00%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                  EXHIBIT A-10
                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

        THIS CERTIFICATE MAY NOT BE TRANSFERRED IN DENOMINATIONS OF LESS
         THAN $9,282,000 ORIGINAL CLASS A-10 NOTIONAL AMOUNT EXCEPT AS PROVIDED IN SECTIONS 5.01(a) AND 5.01(f) OF THE POOLING AND SERVICING
                          AGREEMENT REFERRED TO HEREIN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   July 1, 1997

CUSIP No.:                         First Distribution Date:  August 25, 1997

Percentage Interest evidenced      Denomination:  $         (initial Class A-10
by this Certificate: %                                      Notional Amount)

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-10 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-10 Certificates are not entitled to receive distributions of principal. The pass-through rate on the Class A-10 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. Interest on this Certificate will accrue with respect to each Distribution Date during the period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (each a "LIBOR Based Interest Accrual Period"). The pass-through rate applicable with respect to the initial LIBOR Based Interest Accrual Period will be 2.8625% per annum. Thereafter, with respect to each LIBOR Based Interest Accrual Period, the pass-through rate will be a per annum rate equal to 8.55% minus LIBOR, as determined on the second business day preceding the commencement of such LIBOR Based Interest Accrual Period, subject to a minimum rate of 0.00% and a maximum rate of 8.55%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     This Certificate is issued on July 30, 1997, at an issue price of 5.10226% of the initial Class A-10 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming (a) that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 245% SPA (as defined in the Prospectus Supplement dated July 24, 1997 with respect to the offering of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate and (b) that the interest rate at which distributions of interest on this Certificate actually will be made will be determined as though the Pass-Through Rate on this Certificate applicable to the first Distribution Date will not change thereafter: (i) the amount of OID as a percentage of the initial Class A-10 Notional Amount is approximately 3.30818871%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 32.28%; and (iii) the amount of OID allocable to the short first accrual period (July 30, 1997 to August 25, 1997) as a percentage of the initial Class A-10 Notional Amount, calculated using the exact method, is approximately 0.11410483%.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                  EXHIBIT A-11
                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   July 1, 1997

CUSIP No.:                         First Distribution Date:  August 25, 1997

Percentage Interest evidenced      Denomination:  $         (initial Class A-11
by this Certificate: %                                      Notional Amount)

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-11 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-11 Certificate required to be distributed to the Holder of the Class A-11 Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-11 Certificate is not entitled to distributions in respect of principal. Interest will accrue on the Class A-11 Certificate each month in an amount equal to the product of (i) 1/12th of 7.625% and (ii) the Class A-11 Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     This Certificate is issued on July 30, 1997, at an issue price of 60.61424% of the initial Class A-11 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 245% SPA (as defined in the Prospectus Supplement dated July 24, 1997 with respect to the offering of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this
Certificate: (i) the amount of OID as a percentage of the initial Class A-11 Notional Amount is approximately 26.68427550%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 5.87%; and (iii) the amount of OID allocable to the short first accrual period (July 30, 1997 to August 25, 1997) as a percentage of the initial Class A-11 Notional Amount, calculated using the exact method, is approximately 0.24706461%.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                  EXHIBIT A-12
                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
          REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUST
       ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
      OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF
          CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT
      IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
          VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-12

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997


Percentage Interest evidenced          Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-12 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-12 Certificates required to be distributed to Holders of Class A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-12 Certificates applicable to each Distribution Date will be 7.625% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-12 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                  EXHIBIT A-13
                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10 CLASS A-13

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-13 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-13 Certificates required to be distributed to Holders of Class A-13 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-13 Certificates will not be entitled to distributions in respect of principal. Interest will accrue on the Class A-13 Certificates during each month in an amount equal to the product of (A) 1/12th of (i) the Weighted Average Net Mortgage Interest Rate of the Premium Mortgage Loans on the first day of such month minus (ii) 7.625% and (B) the Class A-13 Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-13 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     This Certificate is issued on July 30, 1997, at an issue price of 0.62950% of the initial Class A-13 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming (a) that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 245% SPA (as defined in the Prospectus Supplement dated July 24, 1997 with respect to the offering of the
Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate and (b) that the Pass-Through Rate on this Certificate changes in accordance with the Prepayment Assumption: (i) the amount of OID as a percentage of the initial Class A-13 Notional Amount is approximately 0.35634142%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 9.99%; and (iii) the amount of OID allocable to the short first accrual period (July 30, 1997 to August 25, 1997) as a percentage of the initial Class A-13 Notional Amount, calculated using the exact method, is approximately 0.00436343%.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

PURCHASERS OF THIS CLASS A-R CERTIFICATE SHOULD BE AWARE THAT ON JANUARY 3, 1995, THE INTERNAL REVENUE SERVICE ISSUED PROPOSED REGULATIONS UNDER CODE
SECTION 475 THAT, IF ADOPTED IN FINAL FORM, WOULD APPLY TO THIS CLASS A-R CERTIFICATE AND WOULD NOT PERMIT THIS CLASS A-R CERTIFICATE TO BE MARKED TO MARKET.

                       MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10, CLASS A-R


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $100.00
by this Certificate: 100%

     THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.625% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer

Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

PURCHASERS OF THIS CLASS A-LR CERTIFICATE SHOULD BE AWARE THAT ON JANUARY 3, 1995, THE INTERNAL REVENUE SERVICE ISSUED PROPOSED REGULATIONS UNDER CODE
SECTION 475 THAT, IF ADOPTED IN FINAL FORM, WOULD APPLY TO THIS CLASS A-LR CERTIFICATE AND WOULD NOT PERMIT THIS CLASS A-LR CERTIFICATE TO BE MARKED TO MARKET.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 1997-10, CLASS A-LR


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $100.00
by this Certificate: 100%

     THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-LR Certificate required to be distributed to the Holders of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date will be 7.625% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer

Countersigned:

First Union National Bank,
  Trust Administrator

By ------------------------
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10, CLASS B-1

     evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and the Class M Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.625% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No  transfer  of a Class B-1  Certificate  will be made  unless  the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10, CLASS B-2

     evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.625% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No  transfer  of a Class B-2  Certificate  will be made  unless  the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10, CLASS B-3

     evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.625% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on July 30, 1997, and based on its issue price of 91.52049%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus five days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 245% SPA (as defined in the Prospectus Supplement dated July 24, 1997 with respect to the offering of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 8.58541667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.89%; and (iii) the amount of OID allocable to the short first accrual period (July 30, 1997 to August 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.03545334%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10, CLASS B-4

     evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.625% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on July 30, 1997, and based on its issue price of 71.36424%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus five days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 245% SPA (as defined in the Prospectus Supplement dated July 24, 1997 with respect to the offering of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 28.74166667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 12.72%; and (iii) the amount of OID allocable to the short first accrual period (July 30, 1997 to August 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.10026606%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1997-10, CLASS B-5

     evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ---------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, the Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.625% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trust Administrator or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trust Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trust Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on July 30, 1997, and based on its issue price of 35.61424%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus five days of interest at the Pass-Through Rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the Prepayment Assumption of 245% SPA (as defined in the Prospectus Supplement dated July 24, 1997 with respect to the offering of the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-R, Class A-LR, Class M, Class B-1 and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 64.49166667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 26.72%; and (iii) the amount of OID allocable to the short first accrual period (July 30, 1997 to August 25, 1997) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.13011635%.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                    EXHIBIT C

                      [Form of Face of Class M Certificate]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1997-10, CLASS M


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:   July 1, 1997

CUSIP No.:                             First Distribution Date:  August 25, 1997

Percentage Interest evidenced          Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ------------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class M Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), First Union National Bank, as trust administrator (the "Trust Administrator") and Firstar Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class M Distribution Amount required to be distributed to Holders of Class M Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The Class M Pass-Through Rate applicable to each Distribution Date will be 7.625% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class M Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trust Administrator for that purpose in the notice of final distribution.

     No transfer of a Class M Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trust Administrator (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trust Administrator and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed as of the date set forth below.


Dated:  July 30, 1997

                                   First Union National Bank,
                                     Trust Administrator

                                   By ----------------------------
                                      Authorized Officer


Countersigned:

First Union National Bank,
  Trust Administrator


By ------------------------
   Authorized Officer

                                    EXHIBIT D


                [Form of Reverse of Series 1997-10 Certificates]


                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-10

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trust Administrator, such advances are reimbursable to such Servicer, the Master Servicer or the Trust Administrator to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

     As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trust Administrator, as applicable, of advances made by such Servicer, the Master Servicer or the Trust Administrator.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, the Trust Administrator, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trust Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Seller, the Master Servicer, the Trust Administrator, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trust Administrator, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trust Administrator on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ---------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   (Please print or typewrite name and address
                     including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Social Security or other Identifying Number of Assignee:

--------------------------------------------------------------------------------

Dated:

                                      -----------------------------------
                                      Signature by or on behalf of assignor

                                      -----------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to -----------------------------------------------
-----------------    for   the    account   of    ------------------------------
-----------------  account  number  -------------,  or, if  mailed by check,  to
-------------------------------------------------------.  Applicable  statements
should   be    mailed   to    --------------------------------------------------
------------------------------------.

     This information is provided by ----------------------, the assignee named above, or -----------------------------------, as its agent.


                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of -------------, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trust Administrator (including its successors under the Pooling and Servicing Agreement defined below, the "Trust Administrator"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and --------------------------- (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                           W I T N E S S E T H  T H A T
                           - - - - - - - - - -  - - - -

     WHEREAS, the Seller, the Master Servicer, the Trust Administrator and Firstar Trust Company, as trustee, have entered into a Pooling and Servicing Agreement dated as of July 30, 1997 relating to the issuance of Mortgage Pass-Through Certificates, Series 1997-10 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

     WHEREAS, the Custodian has agreed to act as agent for the Trust Administrator for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trust Administrator, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

     Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trust Administrator for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trust Administrator subsequent to the date hereof (the "Custodial Files") as agent for the Trust Administrator, in trust, for the use and benefit of all present and future Certificateholders.

     Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trust Administrator of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

     Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trust Administrator.

     Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trust Administrator.

     Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

     Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

     Section 3.1. Custodian a Bailee and Agent of the Trust Administrator. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trust Administrator, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

     Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section  3.3.  Custodian  May  Own  Certificates.   The  Custodian  in  its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.5. Custodian May Resign; Trust Administrator May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trust Administrator shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trust Administrator shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trust Administrator may remove the Custodian at any time. In such event, the Trust Administrator shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trust Administrator shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trust Administrator without the prior approval of the Seller and the Master Servicer.

     Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

     Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trust Administrator shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trust Administrator shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

     Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trust Administrator, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                     FIRST UNION NATIONAL BANK

230 South Tryon Street                       By:--------------------------------
Charlotte, North Carolina,  28288            Name:------------------------------
                                             Title:-----------------------------



Address:                                     NORWEST ASSET SECURITIES
                                             CORPORATION
7485 New Horizon Way
Frederick, Maryland  21703                   By:--------------------------------
                                             Name:------------------------------
                                             Title:-----------------------------



Address:                                     NORWEST BANK MINNESOTA, NATIONAL
                                                ASSOCIATION
7485 New Horizon Way
Frederick, Maryland  21703                   By:--------------------------------
                                             Name:------------------------------
                                             Title:-----------------------------


Address:                                     [CUSTODIAN]

                                             By:--------------------------------
                                             Name:------------------------------
                                             Title:-----------------------------

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ---- day of ---------, 19--, before me, a notary public in and for the State of ------------, personally appeared ---------------, known to me who, being by me duly sworn, did depose and say that he resides at --------------------------; that he is the ---------- of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                   --------------------------------
                                             Notary Public



[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ---- day of ---------, 19--, before me, a notary public in and for the State of ------------, personally appeared ---------------, known to me who, being by me duly sworn, did depose and say that he resides at --------------------------; that he is the ---------- of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                   --------------------------------
                                             Notary Public



[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this --- day of --------, 19--, before me, a notary public in and for the State of ------------, personally appeared ---------- ---------, known to me who, being by me duly sworn, did depose and say that he resides at --------------------------; that he is the -------------------- of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                   --------------------------------
                                             Notary Public



[NOTARIAL SEAL]

STATE OF                            )
                                    :  ss.:
COUNTY OF                           )

     On this ---- day of --------, 19 , before me, a notary public in and for the State of ----------, personally appeared ---------- ----------, known to me who, being by me duly sworn, did depose and say that he resides at
--------------------------;   that   he  is   the   -----------------------   of
----------------------,  a  -------------------------,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                   --------------------------------
                                             Notary Public



 [NOTARIAL SEAL]

                                   EXHIBIT F-1

            [Schedule of Mortgage Loans Serviced by Norwest Mortgage
                 from locations other than Frederick, Maryland]

NASCOR
NMI / 1997-10  Exhibit F-1
20 & 30 YEAR FIXED RATE
NON-RELOCATION LOANS


(i)     (ii)                             (iii)    (iv)     (v)      (vi)    (vii)    (viii)   (ix)
-----   --------------------------- ------------- -------- -------- ---------------- -----------------------
                                                           NET                                      CUT-OFF
MORTGAGE                                          MORTGAGE MORTGAGE CURRENT   ORIGINAL   SCHEDULED  DATE
LOAN                                ZIP  PROPERTY INTEREST INTEREST MONTHLY   TERM TO    MATURITY   PRINCIPAL
NUMBER  CITY                 STATE  CODE TYPE     RATE     RATE     PAYMENT   MATURITY   DATE       BALANCE
------------------------------------------------------------------- ---------------- -----------------------

6992297 VIENNA               VA     22182  PUD     7.875    7.609   $2,704.51   360    1-Sep-26   $370,256.21
6992937 RIDGWAY              CO     81432  SFD     8.375    8.109   $1,694.96   360    1-Oct-26   $221,717.14
6993406 BLOOMFIELD HILLS     MI     48302  SFD     9.000    8.734   $3,149.04   240    1-Nov-16   $345,695.96
6993430 PHOENIX              AZ     85014  LCO     8.375    8.109   $2,432.23   360    1-Nov-26   $318,369.42
6993484 LARCHMONT            NY     10538  SFD     7.875    7.609   $5,619.29   360    1-Oct-26   $770,071.88
6993612 PARK RIDGE           IL     60068  SFD     8.375    8.109   $1,840.14   360    1-Nov-26   $240,866.31
6993642 CHASKA               MN     55318  SFD     8.250    7.984   $2,010.39   360    1-Nov-26   $266,201.59
6993648 LAGUNA BEACH         CA     92651  SFD     8.375    8.109   $3,610.34   360    1-Nov-26   $472,579.61
6993675 WAUNAKEE             WI     53597  SFD     8.750    8.484   $1,788.96   360    1-Nov-26   $225,997.34
6994323 DEERFIELD            IL     60015  SFD     7.500    7.234   $1,875.29   360    1-Dec-26   $266,780.32
6994592 CHANHASSEN           MN     55331  SFD     7.875    7.609   $2,110.68   360    1-Dec-26   $289,669.72
6994819 RICHTON PARK         IL     60471  SFD     8.625    8.359   $1,749.25   360    1-Dec-26   $223,365.66
6994821 EDEN PRAIRIE         MN     55347  SFD     8.000    7.734   $1,834.42   360    1-Dec-26   $248,801.98
6994878 BOXBOROUGH           MA     01719  SFD     7.500    7.234   $1,748.04   360    1-Jan-27   $247,246.66
6994883 LOS ANGELES          CA     91316  SFD     7.625    7.359   $2,840.02   360    1-Jan-27   $399,479.62
6994915 LOS ALTOS HILLS      CA     94022  SFD     8.000    7.734   $7,337.65   360    1-Jan-27   $995,906.40
6994954 TUCSON               AZ     85718  SFD     7.875    7.609   $2,030.19   360    1-Jan-27   $278,824.72
6995073 SANTA ANA            CA     92705  SFD     8.250    7.984   $5,823.82   360    1-Feb-27   $772,694.18
6995470 MALIBU               CA     90265  SFD     8.375    8.109   $4,682.04   360    1-Feb-27   $613,551.71
6995806 REDMOND              WA     98052  PUD     7.750    7.484   $2,346.97   360    1-Feb-27   $326,428.87
6996092 SAN JOSE             CA     95138  PUD     7.500    7.234   $3,175.25   240    1-Dec-16   $389,072.90
6996349 SANTA CRUZ           CA     95060  SFD     8.250    7.984   $3,428.03   360    1-Mar-27   $454,949.11
6996431 JACKSON              TN     38305  SFD     8.000    7.734   $1,916.59   360    1-Mar-27   $260,491.93
6996575 LAGUNA HILLS         CA     92653  SFD     8.000    7.734   $3,222.69   360    1-Mar-27   $438,009.41
6996602 DURANGO              CO     81301  SFD     8.125    7.859   $1,692.89   360    1-Mar-27   $227,397.35
6996611 RUMSON               NJ     07760  SFD     8.000    7.734   $1,276.75   360    1-Apr-27   $173,561.20
6996627 POTOMAC              MD     20854  SFD     8.125    7.859   $6,140.45   360    1-Mar-27   $824,814.05
6996674 MOKENA               IL     60448  SFD     8.000    7.734   $1,948.15   360    1-Mar-27   $264,780.24
6996691 SAN DIEGO            CA     92130  SFD     7.500    7.234   $1,538.27   360    1-Jan-27   $218,926.59
6996808 SNOWMASS VILLAGE     CO     81615  SFD     8.250    7.984   $3,681.21   360    1-Apr-27   $489,056.16
6996975 DANVILLE             CA     94506  PUD     7.875    7.609   $3,451.33   360    1-Apr-27   $475,010.80
6996979 SAN JOSE             CA     95138  SFD     8.000    7.734   $1,831.48   360    1-Mar-27   $248,923.35
6997030 GARRISON             NY     10524  SFD     7.625    7.359   $1,672.16   360    1-Apr-27   $235,700.33
6997129 CHEVY CHASE          MD     20815  SFD     7.625    7.359   $2,321.56   360    1-Apr-27   $327,283.29
6997201 RIDGEWOOD            NJ     07450  SFD     8.500    8.234   $1,833.86   360    1-Apr-27   $238,063.46
6997208 CENTERVILLE          OH     45458  SFD     8.875    8.609   $1,918.22   360    1-Apr-27   $240,681.51
6997209 SEATTLE              WA     98103  SFD     7.875    7.609   $1,734.37   360    1-Apr-27   $238,702.89
6997213 LIVERMORE            CA     94550  SFD     8.125    7.859   $2,045.06   360    1-Mar-27   $274,701.97
6997215 PARK CITY            UT     84098  SFD     8.250    7.984   $1,818.82   360    1-Apr-27   $241,633.67
6997216 BLAINE COUNTY        ID     83340  SFD     8.000    7.734   $7,264.27   360    1-Feb-27   $986,634.07
6997218 AGOURA               CA     91301  PUD     8.375    8.109   $1,801.37   360    1-Mar-27   $236,404.57
6997220 ACTON                CA     93510  SFD     8.250    7.984   $1,824.90   360    1-Apr-27   $242,442.12
6997221 SANTA CLARITA        CA     91354  SFD     7.875    7.609   $1,820.79   360    1-Apr-27   $250,598.15
6997222 LOS ANGELES          CA     91367  SFD     8.125    7.859   $1,890.40   360    1-Apr-27   $254,096.97
6997224 ALAMO                CA     94507  SFD     7.625    7.359   $3,538.26   360    1-Apr-27   $498,683.00
6997225 SAN RAMON            CA     94583  SFD     7.750    7.484   $2,256.70   360    1-Apr-27   $314,328.70
6997226 WEST LAKELAND        MN     55042  SFD     8.125    7.859   $1,461.23   360    1-Apr-27   $196,411.19
6997229 LAS VEGAS            NV     89108  SFD     8.250    7.984     $638.58   360    1-Apr-27    $84,836.27
6997231 EVANSTON             IL     60201  SFD     8.125    7.859   $3,088.79   360    1-Apr-27   $415,178.09
6997232 SAN DIEGO            CA     92131  PUD     8.625    8.359   $2,164.98   360    1-May-26   $275,837.16
6997236 WESTBORO             MA     01581  SFD     8.375    8.109   $1,862.18   360    1-Mar-27   $244,384.46
6997239 SAN ANTONIO          TX     78261  SFD     8.250    7.984   $2,253.80   360    1-Apr-27   $299,422.14
6997240 HUNT                 TX     78024  SFD     8.000    7.734   $1,231.70   360    1-Mar-27   $167,405.97
6997241 EVERETT              WA     98203  SFD     8.250    7.984   $3,098.97   360    1-Apr-27   $411,124.26
6997243 RANCHO SANTA FE      CA     92067  SFD     8.500    8.234   $7,689.14   360    1-Apr-27   $998,169.67
6997244 LA MESA              CA     91941  SFD     7.875    7.609   $2,111.40   360    1-Apr-27   $290,594.84
6997245 SAN JUAN CAPISTRA    CA     92675  PUD     7.875    7.609   $3,126.50   360    1-Apr-27   $430,303.89
6997246 CAMARILLO            CA     93012  SFD     8.000    7.734   $1,775.71   360    1-Apr-27   $241,509.61
6997247 NEWPORT BEACH        CA     92660  PUD     8.250    7.984   $5,634.50   360    1-Jan-27   $747,080.72
6997248 HAYWARD              CA     94542  SFD     7.750    7.484   $2,481.65   360    1-Apr-27   $345,661.81
6997249 SAN JOSE             CA     95138  SFD     8.000    7.734   $1,866.70   360    1-Mar-27   $253,615.12
6997250 TRABUCO CANYON       CA     92679  SFD     8.000    7.734   $2,056.38   360    1-Mar-27   $279,490.26
6997251 DANVILLE             CA     94506  SFD     8.250    7.984   $3,985.09   360    1-Jan-27   $528,385.33
6997256 GROSSE POINTE        MI     48236  SFD     8.250    7.984   $3,005.07   360    1-Apr-27   $399,229.52
6997257 MONUMENT             CO     80132  SFD     8.250    7.984   $2,451.01   360    1-Apr-27   $325,621.58
6997259 EDEN PRAIRIE         MN     55347  SFD     8.125    7.859   $3,066.51   360    1-Apr-27   $412,184.02
6997260 ORONO                MN     55356  SFD     8.000    7.734   $4,292.52   360    1-Apr-27   $583,814.57
6997261 MINNEAPOLIS          MN     55409  SFD     8.125    7.859   $2,227.49   360    1-May-27   $299,606.19
6997265 CHEVY CHASE          MD     20815  SFD     7.500    7.234   $2,712.95   360    1-Apr-27   $387,130.74
6997266 POTOMAC              MD     20854  SFD     7.875    7.609   $1,916.00   360    1-May-27   $263,885.09
6997268 SAN ANTONIO          TX     78258  SFD     8.000    7.734   $3,074.47   360    1-Mar-27   $417,707.33
6997269 WESTWOOD             MA     02090  SFD     8.125    7.859   $2,153.24   360    1-Apr-27   $289,306.92
6997271 HARRISBURG           PA     17110  SFD     8.250    7.984   $1,855.63   360    1-Mar-27   $245,688.74
6997272 EASTON               PA     18042  SFD     8.500    8.234   $1,979.57   360    1-Apr-27   $256,978.78
6997273 EASTON               PA     18045  SFD     8.375    8.109   $1,859.14   360    1-Apr-27   $244,140.69
6997275 CHESTER              NJ     07930  SFD     8.125    7.859   $1,856.24   360    1-Apr-27   $249,506.08
6997277 ADAMS                MA     01247  SFD     8.000    7.734   $1,717.01   360    1-Apr-27   $233,525.82
6997280 SUMNER               WA     98390  SFD     8.125    7.859   $1,694.01   360    1-May-27   $227,427.66
6997281 BROOKEVILLE          MD     20833  PUD     7.750    7.484   $1,970.13   360    1-Apr-27   $274,413.97
6997283 APTOS                CA     95003  SFD     8.250    7.984   $2,935.20   360    1-Apr-27   $389,947.44
6997284 ESCONDIDO            CA     92029  SFD     8.250    7.984   $2,067.64   360    1-May-27   $274,867.79
6997286 SAN RAMON            CA     94583  SFD     7.875    7.609   $1,595.15   360    1-May-27   $219,696.21
6997287 PISCATAWAY           NJ     08854  SFD     8.375    8.109   $1,915.38   360    1-May-27   $251,685.65
6997288 TEMPLETON            CA     93465  SFD     8.000    7.734   $2,025.19   360    1-Apr-27   $275,440.72
6997291 MONUMENT             CO     80132  SFD     8.000    7.734   $1,834.41   360    1-May-27   $249,663.40
6997292 ROCHESTER            MN     55902  SFD     7.875    7.609   $2,204.21   360    1-Apr-27   $303,368.25
6997296 POTOMAC              MD     20854  SFD     7.875    7.609   $4,241.66   360    1-Mar-27   $583,373.68
6997298 FLAGSTAFF            AZ     86001  SFD     7.875    7.609   $1,522.65   360    1-Apr-27   $209,563.58
6997299 WOODSTOCK            MD     21163  SFD     7.875    7.609   $2,320.22   360    1-Apr-27   $319,334.99
6997300 MIDDLETOWN           DE     19709  SFD     7.625    7.359   $1,936.88   360    1-Apr-27   $273,052.03
6997301 CASTLE PINES         CO     80104  SFD     7.875    7.609   $3,335.32   360    1-Apr-27   $459,044.04
6997302 PHILADELPHIA         PA     19118  SFD     8.250    7.984   $3,005.07   360    1-Apr-27   $399,229.52
6997303 UPLAND               CA     91784  SFD     7.875    7.609   $1,769.17   360    1-Apr-27   $243,492.93
6997309 ANAHEIM HILLS        CA     92808  SFD     8.250    7.984   $2,000.62   360    1-Mar-27   $265,613.74
6997310 ANAHEIM              CA     92808  SFD     8.125    7.859   $2,055.23   360    1-Apr-27   $276,253.13
6997311 CASTRO VALLEY        CA     94552  SFD     8.000    7.734   $1,995.84   360    1-Apr-27   $271,448.82
6997312 TRABUCO CANYON       CA     92679  LCO     7.875    7.609   $1,892.07   360    1-Apr-27   $260,407.70
6997314 COTO DE CAZA AREA    CA     92679  SFD     8.250    7.984   $1,839.10   360    1-Jan-27   $243,847.16
6997316 NEWARK               CA     94560  SFD     7.875    7.609   $1,798.17   360    1-Apr-27   $247,484.62
6997317 APPLETON             WI     54915  SFD     8.125    7.859   $2,301.74   360    1-Apr-27   $309,387.26
6997319 BOULDER              CO     80304  SFD     7.500    7.234   $1,762.02   360    1-Apr-27   $251,435.42
6997320 PISMO BEACH          CA     93449  SFD     7.875    7.609   $2,139.68   360    1-Apr-27   $294,486.73
6997322 BIGFORK              MT     59911  SFD     7.750    7.484   $1,568.94   360    1-Apr-27   $218,533.30
6997324 BOSSIER CITY         LA     71111  SFD     8.125    7.859   $1,904.51   360    1-Mar-27   $255,821.99
6997327 BEVERLY              MA     01915  SFD     7.875    7.609   $1,595.15   360    1-May-27   $219,696.21
6997331 TELLURIDE            CO     81435  SFD     8.500    8.234   $2,806.53   360    1-Apr-27   $364,331.95
6997337 MAKAWAO              HI     96768  MF2     7.375    7.109   $1,450.42   360    1-Feb-27   $209,191.13
6997338 CORAL SPRINGS        FL     33076  SFD     8.500    8.234   $3,287.56   360    1-Apr-27   $426,776.43
6997339 DEERFIELD BEACH      FL     33441  SFD     8.500    8.234     $415.21   360    1-Mar-27    $53,867.76
6997341 ELKTON               MD     21921  SFD     8.500    8.234   $2,306.74   360    1-Apr-27   $299,450.91
6997344 SAN JOSE             CA     95118  SFD     8.125    7.859   $1,982.47   360    1-Apr-27   $266,472.47
6997346 LINWOOD              NJ     08221  SFD     8.375    8.109   $2,067.40   360    1-Mar-27   $271,316.62
6997349 FORT COLLINS         CO     80525  SFD     8.125    7.859   $1,868.53   360    1-Apr-27   $251,150.62
6997350 DENVER               CO     80220  SFD     8.125    7.859   $2,702.69   360    1-May-27   $363,522.17
6997351 PORTLAND             OR     97212  SFD     8.625    8.359   $1,987.64   360    1-May-27   $255,247.17
6997353 EVERETT              WA     98203  SFD     7.750    7.484   $1,900.00   360    1-Apr-27   $264,544.16
6997355 CASTRO VALLEY        CA     94546  SFD     8.375    8.109   $2,219.41   360    1-Apr-27   $291,451.71
6997358 LAGUNA NIGUEL        CA     92677  SFD     7.875    7.609   $1,989.59   360    1-Apr-27   $273,829.75
6997359 LOS ANGELES          CA     91367  SFD     8.250    7.984   $2,223.75   360    1-Apr-27   $295,127.78
6997360 SAN RAMON            CA     94583  SFD     7.875    7.609   $2,274.54   360    1-Apr-27   $313,048.09
6997361 CHINO HILLS          CA     91709  SFD     7.750    7.484   $1,611.93   360    1-Apr-27   $224,520.50
6997363 SAN JOSE             CA     95138  SFD     7.875    7.609   $3,261.00   360    1-Dec-26   $447,509.06
6997364 SAN RAMON            CA     94583  SFD     7.625    7.359   $1,990.67   360    1-Jan-27   $280,009.07
6997366 WAYZATA              MN     55391  SFD     8.125    7.859   $2,238.63   360    1-Apr-27   $300,904.32
6997367 FREDERICK            MD     21702  SFD     8.750    8.484   $1,871.73   360    1-May-27   $237,647.24
6997369 GILROY               CA     95020  SFD     8.125    7.859   $1,603.79   360    1-Dec-26   $214,990.64
6997373 VESTAL               NY     13850  SFD     7.875    7.609   $1,827.17   360    1-May-27   $251,652.02
6997375 MINNETRISTA          MN     55364  SFD     7.500    7.234   $3,192.61   360    1-Apr-27   $455,577.05
6997377 PROSPER              TX     75078  SFD     7.875    7.609   $3,045.29   360    1-Feb-27   $418,379.41
6997378 LITTLETON            CO     80127  SFD     7.875    7.609   $1,629.96   360    1-May-27   $224,489.56
6997379 BROOMFIELD           CO     80020  SFD     8.000    7.734   $1,244.46   360    1-Apr-27   $169,256.34
6997380 HESPERUS             CO     81326  SFD     7.875    7.609   $1,806.87   360    1-Apr-27   $247,893.69
6997381 WILLIAMSBURG         VA     23185  SFD     7.875    7.609   $3,045.29   360    1-Apr-27   $419,127.17
6997382 NOBLESVILLE          IN     46060  SFD     8.375    8.109   $1,808.97   360    1-Apr-27   $237,518.27
6997385 VALPARAISO           IN     46383  SFD     8.375    8.109   $1,738.67   360    1-May-27   $228,464.63
6997386 PRINCETON            NJ     08540  PUD     8.500    8.234   $1,747.36   360    1-Apr-27   $226,834.05
6997388 SANTA BARBARA        CA     93108  LCO     8.125    7.859   $2,049.29   360    1-May-27   $275,637.70
6997391 BENICIA              CA     94510  SFD     7.875    7.609   $1,768.49   360    1-May-27   $243,569.18
6997394 SOLANA BEACH         CA     92075  LCO     8.375    8.109   $2,551.18   360    1-Apr-27   $335,019.76
6997395 REDWOOD CITY         CA     94062  SFD     7.625    7.359   $3,432.80   360    1-Apr-27   $483,940.21
6997396 DALLAS               TX     75225  SFD     7.875    7.609   $2,900.28   360    1-Apr-27   $399,168.73
6997399 BOUNTIFUL            UT     84010  SFD     8.000    7.734   $1,652.07   360    1-Apr-27   $224,312.23
6997400 VISTA                CA     92084  SFD     7.875    7.609   $1,856.18   360    1-Apr-27   $255,467.98
6997402 SAN DIEGO            CA     92122  SFD     7.875    7.609   $1,633.22   360    1-Apr-27   $224,781.89
6997403 VENTURA              CA     93004  SFD     7.750    7.484   $1,621.96   360    1-May-27   $226,079.38
6997408 ISSAQUAH             WA     98027  SFD     8.125    7.859   $1,700.69   360    1-May-27   $228,324.77
6997411 WOODSIDE             CA     94062  SFD     7.875    7.609   $8,628.33   360    1-May-27 $1,188,356.72
6997413 APPLE VALLEY         MN     55124  SFD     8.125    7.859   $1,496.87   360    1-Apr-27   $201,201.71
6997414 EDEN PRAIRIE         MN     55346  SFD     8.125    7.859   $2,004.74   360    1-May-27   $269,645.57
6997418 BROOKLYN             NY     11217  MF2     7.875    7.609   $3,299.07   360    1-May-27   $454,371.68
6997420 BLOOMINGTON          MN     55437  SFD     8.125    7.859   $1,856.24   360    1-Apr-27   $249,506.08
6997422 NORTHFIELD           MN     55057  SFD     7.875    7.609   $1,716.24   360    1-May-27   $236,279.22
6997423 BEALLSVILLE          MD     20839  SFD     7.750    7.484   $2,507.44   360    1-Apr-27   $349,254.14
6997425 HOPATCONG            NJ     07843  SFD     8.125    7.859     $519.75   360    1-Apr-27    $69,861.70
6997429 ROGUE RIVER          OR     97537  SFD     7.875    7.609   $1,876.12   360    1-May-27   $258,392.69
6997430 BETHESDA             MD     20814  SFD     7.500    7.234   $2,118.27   360    1-Apr-27   $302,271.28
6997434 MALIBU               CA     90265  LCO     7.500    7.234   $3,146.47   360    1-May-27   $449,329.97
6997436 SAN DIEGO            CA     92130  SFD     7.875    7.609   $2,020.04   360    1-May-27   $278,215.28
6997437 CAMARILLO            CA     93012  SFD     7.625    7.359   $1,840.62   360    1-May-27   $259,672.37
6997440 POWAY                CA     92064  SFD     8.500    8.234   $1,334.06   360    1-Jan-27   $172,858.11
6997444 SEATTLE              WA     98115  SFD     8.500    8.234   $1,862.69   360    1-Apr-27   $241,806.62
6997445 VILLA HILLS          KY     41017  SFD     8.000    7.734   $2,212.30   360    1-Apr-27   $300,889.04
6997446 APTOS                CA     95003  SFD     8.125    7.859   $1,893.37   360    1-Apr-27   $254,496.18
6997450 CONIFER              CO     80433  SFD     8.375    8.109   $2,021.79   360    1-May-27   $265,668.18
6997453 CORBETT              OR     97019  SFD     8.250    7.984   $1,690.35   360    1-Apr-27   $224,565.49
6997456 BASALT               CO     81621  SFD     8.250    7.984   $3,380.70   360    1-May-27   $449,424.13
6997459 TENAFLY              NJ     07870  SFD     7.875    7.609   $2,354.66   360    1-May-27   $324,301.56
6997468 SAN CARLOS           CA     94010  SFD     8.375    8.109   $2,690.66   360    1-Apr-27   $353,335.28
6997469 SAN DIEGO            CA     92130  SFD     8.375    8.109   $2,219.41   360    1-May-27   $291,635.75
6997470 THOUSAND OAKS        CA     91360  LCO     7.750    7.484   $1,633.36   360    1-Dec-26   $226,843.55
6997474 TIBURON              CA     94920  SFD     8.000    7.734   $4,769.47   360    1-Apr-27   $648,682.85
6997476 CHAPEL HILL          NC     27514  SFD     7.875    7.609   $2,544.99   360    1-Apr-27   $350,270.58
6997478 MINNEAPOLIS          MN     55416  SFD     8.000    7.734   $3,504.46   360    1-Apr-27   $476,632.19
6997480 YACOLT               WA     98675  SFD     7.875    7.609   $1,604.94   360    1-Apr-27   $220,886.51
6997481 ALPHARETTA           GA     30202  SFD     7.875    7.609   $2,666.07   360    1-Mar-27   $366,675.79
6997483 NUTLEY               NJ     07110  SFD     8.875    8.609   $1,889.66   360    1-May-27   $237,232.72
6997488 AUSTIN               TX     78746  SFD     8.125    7.859   $4,826.23   360    1-Apr-27   $648,715.77
6997490 PLACENTIA            CA     92870  SFD     8.000    7.734   $1,650.97   360    1-Mar-27   $224,390.05
6997491 BELLINGHAM           WA     98225  SFD     8.000    7.734   $2,476.46   360    1-Apr-27   $336,816.08
6997492 SIOUX FALLS          SD     57108  SFD     8.250    7.984   $1,798.53   360    1-Apr-27   $238,938.89
6997499 BELL CANYON          CA     91307  PUD     8.125    7.859   $3,348.66   360    1-Apr-27   $450,108.96
6997501 FORT MYERS           FL     33908  SFD     8.250    7.984   $3,020.09   360    1-Apr-27   $401,225.68
6997503 COLORADO SPRINGS     CO     80904  SFD     8.250    7.984   $2,986.28   360    1-Apr-27   $396,734.36
6997505 CARY                 NC     27513  SFD     8.250    7.984   $1,652.79   360    1-May-27   $219,718.46
6997506 MINNETRISTA          MN     55364  SFD     7.750    7.484   $2,998.19   360    1-Apr-27   $417,608.12
6997508 ANNANDALE            VA     22003  SFD     7.875    7.609   $1,925.06   360    1-Apr-27   $264,948.24
6997510 MINNEAPOLIS          MN     55419  SFD     8.125    7.859   $2,613.60   360    1-Apr-27   $351,304.50
6997511 CHICAGO              IL     60605  SFD     8.375    8.109   $2,667.85   360    1-May-27   $350,562.16
6997513 SCOTTSDALE           AZ     85259  SFD     8.125    7.859   $1,979.50   360    1-May-27   $266,250.02
6997514 ATLANTA              GA     30319  SFD     8.500    8.234   $2,299.73   240    1-May-17   $264,151.71
6997518 CLACKAMAS            OR     97015  SFD     8.125    7.859   $2,104.98   360    1-May-27   $283,127.85
6997521 SIMI VALLEY          CA     93065  SFD     8.000    7.734   $1,973.83   360    1-Apr-27   $268,454.89
6997523 CARLSBAD             CA     92008  SFD     8.000    7.734   $1,882.47   360    1-Jan-27   $255,309.22
6997524 SAN JOSE             CA     95138  SFD     7.750    7.484   $4,401.64   360    1-Jan-27   $611,755.78
6997525 PORTLAND             OR     97210  MF2     8.250    7.984   $2,030.67   360    1-May-27   $269,954.10
6997527 SAN DIEGO            CA     92117  SFD     8.125    7.859   $1,851.42   360    1-May-27   $248,657.32
6997529 LAKEWOOD             CO     80215  SFD     8.125    7.859   $2,301.74   360    1-Apr-27   $309,387.53
6997530 VIRGINIA BEACH       VA     23451  SFD     7.375    7.109   $2,983.72   360    1-May-27   $431,340.54
6997534 PUEBLO               CO     81001  SFD     8.000    7.734   $2,201.29   360    1-May-27   $299,596.08
6997535 HAWTHORN WOODS       IL     60047  SFD     8.125    7.859   $2,227.49   360    1-May-27   $299,505.51
6997536 TACOMA               WA     98403  SFD     7.875    7.609   $2,577.62   360    1-Apr-27   $354,761.22
6997538 PASADENA             CA     91103  LCO     8.250    7.984   $1,923.24   360    1-May-27   $255,672.40
6997542 LAFAYETTE            CA     94549  SFD     8.000    7.734   $2,113.24   360    1-May-27   $287,612.23
6997544 BEECH BLUFF          TN     38313  SFD     8.250    7.984   $1,915.73   360    1-May-27   $254,673.68
6997545 RYE BROOK            NY     10573  LCO     8.375    8.109   $1,636.06   360    1-May-27   $214,981.48
6997546 BAINBRIDGE ISLAND    WA     98110  SFD     7.875    7.609   $3,262.81   360    1-Apr-27   $449,064.84
6997550 LAGUNA NIGUEL        CA     92677  SFD     8.500    8.234   $2,498.97   360    1-May-27   $324,604.83
6997552 NEENAH               WI     54956  SFD     7.750    7.484   $1,812.16   360    1-Apr-27   $252,410.96
6997554 MORGAN HILL          CA     95037  SFD     7.750    7.484   $2,257.77   360    1-Apr-27   $314,478.40
6997555 PISMO BEACH          CA     93449  SFD     8.250    7.984   $2,073.50   360    1-May-27   $275,646.79
6997556 OVERLAND PARK        KS     66221  SFD     8.000    7.734   $1,843.22   360    1-Apr-27   $250,690.96
6997557 ERIE                 PA     16505  SFD     8.250    7.984   $3,089.59   240    1-May-17   $361,402.47
6997558 BURNET               TX     78611  SFD     8.875    8.609   $2,227.81   360    1-May-27   $279,684.88
6997560 OAK PARK             IL     60302  SFD     8.375    8.109   $1,718.52   360    1-Apr-27   $225,675.46
6997563 CENTERVILLE          MD     21644  SFD     8.125    7.859   $1,781.99   360    1-May-27   $239,684.96
6997564 MEDFORD              MA     02155  SFD     7.625    7.359   $1,840.26   360    1-May-27   $259,622.45
6997565 GREENSBORO           NC     27407  SFD     8.250    7.984   $1,682.84   360    1-May-27   $223,713.34
6997568 ALBANY               CA     94706  LCO     8.250    7.984     $875.60   360    1-Mar-27   $115,441.36
6997572 CHICAGO              IL     60657  SFD     7.875    7.609   $2,443.48   360    1-Mar-27   $336,063.16
6997573 WASHINGTON TWP       NJ     07853  SFD     8.000    7.734   $1,702.33   360    1-Apr-27   $231,529.89
6997574 WASHINGTON TWP       NJ     07854  SFD     8.375    8.109   $1,732.96   360    1-May-27   $227,715.59
6997577 CHINO HILLS          CA     91709  SFD     8.250    7.984   $1,873.01   360    1-May-27   $248,993.94
6997578 SWANNANOA            NC     28778  SFD     7.750    7.484   $1,579.69   360    1-Apr-27   $220,030.10
6997579 CHESTERFIELD         VA     23832  SFD     8.125    7.859   $2,019.59   360    1-Apr-27   $271,462.61
6997580 LITTLETON            CO     80124  SFD     7.875    7.609   $1,943.91   360    1-May-27   $267,631.95
6997584 OJAI                 CA     93023  SFD     8.375    8.109   $2,462.63   360    1-May-27   $323,595.83
6997586 SAN RAFAEL           CA     94901  PUD     8.000    7.734   $1,834.41   360    1-May-27   $249,663.40
6997588 SAN DIEGO            CA     92130  SFD     7.875    7.609   $2,177.02   360    1-May-27   $299,533.42
6997589 SAN DIEGO            CA     92130  SFD     7.875    7.609   $2,297.02   360    1-May-27   $316,362.53
6997590 THOUSAND OAKS        CA     91360  LCO     8.000    7.734   $2,166.81   360    1-Feb-27   $294,296.00
6997592 ANAHEIM              CA     92808  SFD     7.500    7.234   $2,562.27   360    1-Mar-27   $363,833.10
6997593 RIVERSIDE            CA     92503  SFD     8.500    8.234   $1,935.36   360    1-Apr-27   $251,239.29
6997594 CHARLOTTE            NC     28270  SFD     8.500    8.234     $645.89   360    1-Apr-27    $83,846.25
6997596 SIMI VALLEY          CA     93065  SFD     8.000    7.734   $1,843.22   360    1-Apr-27   $250,690.96
6997597 CARLSBAD             CA     92009  LCO     8.375    8.109   $1,813.91   360    1-Apr-27   $238,201.89
6997598 SAN DIEGO            CA     92131  SFD     7.875    7.609   $1,838.78   360    1-Jan-27   $252,535.48
6997600 MENDOTA HEIGHTS      MN     55120  SFD     8.000    7.734   $1,849.09   360    1-Apr-27   $251,395.66
6997601 SAN DIEGO            CA     92106  SFD     8.125    7.859   $2,221.55   360    1-May-27   $298,807.24
6997602 EL CAJON             CA     92021  SFD     8.125    7.859   $2,492.93   360    1-May-27   $335,309.27
6997603 PARADISE VALLEY      AZ     85253  SFD     8.000    7.734   $1,926.02   360    1-May-27   $262,131.59
6997609 GLEN ALLEN           VA     23060  SFD     8.750    8.484   $2,753.45   360    1-Apr-27   $343,791.49
6997613 RIVERTON             UT     84065  SFD     8.500    8.234   $3,014.14   360    1-May-27   $391,523.37
6997615 LIVERMORE            CA     94550  SFD     7.500    7.234   $2,173.86   360    1-Apr-27   $310,203.46
6997616 SAN JOSE             CA     95138  SFD     7.750    7.484   $2,865.65   360    1-Jan-27   $398,278.51
6997619 TEHACHAPI            CA     93561  SFD     8.125    7.859   $2,346.29   360    1-Apr-27   $315,375.66
6997620 GRAND LAKE           CO     80447  SFD     8.625    8.359     $762.23   360    1-May-27    $97,883.88
6997623 HEALDSBURG           CA     95448  SFD     8.000    7.734   $2,714.93   360    1-Apr-27   $369,047.56
6997625 BURKE                VA     22015  SFD     7.500    7.234   $1,617.28   360    1-May-27   $230,955.62
6997626 HOUSTON              TX     77005  SFD     7.750    7.484   $2,865.65   360    1-May-27   $399,433.54
6997627 DAVIDSON             NC     28036  SFD     8.000    7.734   $1,819.74   360    1-May-27   $247,666.07
6997633 CALABASAS            CA     91302  SFD     8.000    7.734   $3,155.19   360    1-Apr-27   $429,128.65
6997637 GARDNERVILLE         NV     89410  SFD     7.750    7.484   $2,285.35   360    1-May-27   $318,548.26
6997638 SAN JOSE             CA     95138  SFD     7.750    7.484   $3,126.06   360    1-May-27   $435,732.07
6997639 MISSION VIEJO        CA     92692  SFD     8.375    8.109   $1,832.15   360    1-Apr-27   $240,597.39
6997643 GRAYSLAKE            IL     60030  SFD     8.250    7.984   $1,987.85   360    1-May-27   $264,261.40
6997645 SAN LUIS OBISPO      CA     93405  SFD     8.000    7.734   $1,744.89   360    1-May-27   $237,479.82
6997648 MEDINA               MN     55391  SFD     8.250    7.984   $1,915.73   360    1-May-27   $254,673.68
6997649 PARKER               CO     80134  SFD     8.000    7.734   $1,966.49   360    1-Apr-27   $267,137.09
6997650 WESTMINISTER         CO     80234  SFD     8.000    7.734   $1,644.40   360    1-May-27   $223,802.91
6997651 EL DORADO HILLS      CA     95762  SFD     8.500    8.234   $3,460.11   360    1-Apr-27   $449,095.74
6997657 CARLSBAD             CA     92009  SFD     8.750    8.484   $2,262.94   360    1-May-27   $287,317.81
6997658 SAN DIEGO            CA     92128  SFD     7.875    7.609   $1,644.46   360    1-May-27   $226,486.81
6997660 WAYZATA              MN     55391  SFD     8.375    8.109   $1,824.17   360    1-Apr-27   $239,549.36
6997663 SALT LAKE CITY       UT     84105  SFD     8.375    8.109   $1,805.17   360    1-May-27   $237,203.73
6997665 WADDELL              AZ     85355  SFD     8.000    7.734   $2,098.52   360    1-Apr-27   $285,413.45
6997670 MESA                 AZ     85215  SFD     7.875    7.609   $1,848.93   360    1-May-27   $254,647.87
6997671 SHOREVIEW            MN     55126  SFD     8.125    7.859   $1,770.11   360    1-May-27   $238,072.05
6997672 LOS ANGELES          CA     91302  SFD     7.625    7.359   $3,185.07   360    1-Apr-27   $448,855.41
6997674 BEVERLY HILLS        CA     90210  SFD     8.625    8.359   $4,277.84   360    1-Apr-27   $549,018.84
6997675 SAN MARTIN           CA     95046  SFD     8.375    8.109   $1,824.17   360    1-May-27   $239,700.62
6997677 SAN DIEGO            CA     92130  SFD     7.125    6.859   $1,724.72   360    1-May-27   $255,589.34
6997679 GRANITE BAY          CA     95746  SFD     8.250    7.984   $1,791.02   360    1-Apr-27   $237,940.79
6997680 SAN JOSE             CA     95117  SFD     8.375    8.109   $2,523.44   360    1-May-27   $331,585.84
6997682 SAN JOSE             CA     95138  SFD     8.250    7.984   $3,066.29   360    1-May-27   $407,627.69
6997688 COLORADO SPRINGS     CO     80919  SFD     7.625    7.359   $1,942.89   360    1-May-27   $274,101.40
6997690 WARREN               NJ     07059  SFD     8.625    8.359   $3,111.16   360    1-May-27   $399,525.98
6997693 BAYTOWN TWP          MN     55082  SFD     8.125    7.859   $2,177.50   360    1-May-27   $292,882.02
6997694 MINNETRISTA          MN     55364  SFD     8.250    7.984   $2,248.92   360    1-May-27   $298,966.91
6997696 SHARON               MA     02067  SFD     7.875    7.609   $2,494.24   360    1-May-27   $343,524.97
6997699 COLUMBIA             MD     21044  SFD     8.125    7.859   $1,725.56   360    1-Apr-27   $230,905.53
6997701 AVALON               NJ     08202  SFD     7.375    7.109   $2,935.37   360    1-May-27   $424,351.23
6997703 SUNNYVALE            CA     94086  SFD     8.000    7.734   $1,655.37   360    1-May-27   $225,212.93
6997704 PISMO BEACH          CA     93449  SFD     8.125    7.859   $2,258.68   360    1-Apr-27   $303,598.97
6997705 KENSINGTON           MD     20895  SFD     8.375    8.109   $2,736.26   360    1-May-27   $359,550.92
6997707 BARRINGTON           IL     60010  SFD     8.250    7.984   $2,065.98   360    1-May-27   $274,648.09
6997708 OMAHA                NE     68135  SFD     8.750    8.484   $1,237.87   360    1-May-27   $156,908.81
6997710 BELLINGHAM           WA     98226  SFD     8.375    8.109   $2,186.27   360    1-May-27   $287,281.19
6997713 SOLANA BEACH         CA     92075  SFD     8.375    8.109   $2,790.99   360    1-May-27   $366,741.93
6997714 MORGAN HILL          CA     95037  SFD     8.125    7.859   $1,923.07   360    1-May-27   $258,660.01
6997716 PALATINE             IL     60067  SFD     8.500    8.234   $1,691.61   360    1-May-27   $219,732.50
6997717 SIOUX FALLS          SD     57101  SFD     8.500    8.234   $3,106.41   360    1-Apr-27   $403,162.94
6997743 TRACY                CA     95376  SFD     8.250    7.984   $1,652.79   360    1-Dec-26   $218,997.48
6997745 ENCINITAS            CA     92024  SFD     8.125    7.859   $2,554.19   360    1-Apr-27   $343,070.14
6997746 DEER HARBOR          WA     98243  SFD     8.375    8.109   $1,884.98   360    1-May-27   $247,690.63
6997749 AGOURA HILLS         CA     91301  SFD     8.500    8.234   $3,661.95   360    1-May-27   $475,670.93
6997750 SAN JOSE             CA     95125  SFD     8.500    8.234   $2,460.52   360    1-May-27   $319,610.92
6997754 MITCHELLVILLE        MD     20721  SFD     7.750    7.484   $1,732.11   360    1-May-27   $241,432.60
6997755 GRAND JUNCTION       CO     81505  SFD     8.250    7.984   $2,854.81   360    1-May-27   $379,513.71
6997759 PRINCETON            NJ     08540  SFD     8.125    7.859   $7,424.97   360    1-May-27   $998,687.29
6997761 DENVER               CO     80220  SFD     8.375    8.109   $2,531.04   360    1-May-27   $332,584.60
6997762 MOORPARK             CA     93021  SFD     8.250    7.984   $2,085.89   360    1-May-27   $277,294.69
6997764 MODESTO              CA     95356  SFD     7.625    7.359   $2,151.69   360    1-May-27   $303,558.56
6997765 SANTA CLARITA        CA     91350  SFD     8.250    7.984   $1,872.57   360    1-May-27   $248,936.03
6997766 HUNTINGTON BEACH     CA     92648  SFD     8.500    8.234   $2,020.70   360    1-May-27   $262,480.47
6997767 PLEASANTON           CA     94566  SFD     7.750    7.484   $3,724.63   360    1-Mar-27   $518,417.95
6997768 CRYSTAL LAKE         IL     60013  SFD     8.125    7.859   $2,375.99   360    1-Apr-27   $319,367.77
6997773 HERNDON              VA     20171  SFD     7.750    7.484   $1,819.69   360    1-May-27   $253,640.30
6997776 BOSTON               MA     02116  LCO     7.875    7.609   $1,993.94   360    1-May-27   $274,620.26
6997780 LAKE ZURICH          IL     60047  SFD     8.000    7.734   $2,048.67   360    1-May-27   $278,824.02
6997781 WILMETTE             IL     60091  SFD     8.125    7.859   $3,118.49   360    1-May-27   $419,448.66
6997819 SAN JOSE             CA     95138  SFD     7.750    7.484   $2,623.14   360    1-May-27   $365,631.49
6997851 HENDERSON            NV     89014  PUD     8.375    8.109   $2,583.49   360    1-Aug-26   $337,493.22
6997852 CHICAGO              IL     60657  MF3     8.250    7.984   $3,194.39   360    1-May-27   $424,655.86
6997854 MAMMOTH LAKES        CA     93546  SFD     8.500    8.234   $1,270.25   360    1-May-27   $164,999.13
6997857 MONTGOMERY TWP       NJ     08558  SFD     8.125    7.859   $1,744.87   360    1-May-27   $234,691.51
6997861 WOODMERE             NY     11598  SFD     8.375    8.109     $744.87   360    1-May-27    $97,877.75
6997867 VISALIA              CA     93277  SFD     8.625    8.359   $1,838.61   360    1-May-27   $236,108.87
6997868 UNION CITY           CA     94587  SFD     8.500    8.234   $2,287.52   360    1-Jun-27   $297,319.77
6997870 PISCATAWAY           NJ     08854  SFD     7.875    7.609   $2,098.71   360    1-May-27   $289,049.28
6997873 ENGLEWOOD            CO     80111  SFD     7.750    7.484   $2,023.15   360    1-May-27   $282,000.08
6997874 SOMERSET TOWNSHIP    WI     54082  SFD     8.125    7.859   $1,670.62   360    1-May-27   $224,704.64
6997875 LISLE                IL     60532  SFD     8.125    7.859   $1,609.73   360    1-May-27   $216,414.74
6997886 SAN RAMON            CA     94583  SFD     7.875    7.609   $2,330.01   360    1-May-27   $320,735.14
6997889 MANITOU SPRINGS      CO     80829  SFD     8.250    7.984   $4,507.60   360    1-Apr-27   $598,844.29
6997890 NEWBURYPORT          MA     01950  SFD     8.250    7.984   $1,852.06   360    1-May-27   $246,209.52
6997892 LAKEVILLE            MN     55044  SFD     8.125    7.859   $1,924.55   360    1-May-27   $258,859.75
6997894 WASHINGTON           DC     20037  SFD     8.500    8.234   $2,525.11   360    1-May-27   $328,000.71
6997896 MAHTOMEDI            MN     55115  SFD     8.375    8.109   $1,824.17   360    1-May-27   $239,700.62
6997897 WILMETTE             IL     60091  SFD     8.500    8.234   $1,895.37   360    1-May-27   $246,200.28
6997899 EDEN PRAIRIE         MN     55347  SFD     7.750    7.484   $1,568.94   360    1-Apr-27   $218,533.30
6997904 POTTSTOWN            PA     19464  SFD     8.000    7.734     $566.83   360    1-May-27    $77,145.99
6997909 PASADENA             CA     91103  SFD     7.875    7.609   $2,900.28   360    1-May-27   $399,447.63
6997910 CLEAR LAKE           CA     95423  SFD     9.000    8.734     $236.56   360    1-May-27    $29,367.76
6997912 VILLA PARK           CA     92870  SFD     8.000    7.734   $3,228.56   360    1-Feb-27   $438,504.05
6997914 CASTRO VALLEY        CA     94552  SFD     8.375    8.109   $2,116.04   360    1-May-27   $278,052.71
6997923 CANTON               MA     02021  SFD     7.750    7.484   $2,445.34   360    1-May-27   $340,847.62
6997924 ALTADENA             CA     91001  SFD     8.375    8.109   $2,565.24   360    1-Apr-27   $336,866.28
6997927 COLTS NECK           NJ     07722  SFD     8.625    8.359   $3,994.73   360    1-May-27   $512,991.36
6997933 SIMI VALLEY          CA     93065  SFD     7.875    7.609   $2,022.94   360    1-May-27   $278,512.92
6997935 SAN DIEGO            CA     92130  SFD     7.750    7.484   $1,983.75   360    1-Apr-27   $276,309.89
6997936 CASTRO VALLEY        CA     94552  SFD     8.250    7.984   $1,905.21   360    1-May-27   $253,275.47
6997948 AUDUBON              PA     19403  SFD     8.250    7.984   $1,690.35   360    1-May-27   $224,712.07
6997955 WINDER               GA     30680  SFD     8.000    7.734   $2,494.80   360    1-Apr-27   $339,311.03
6997963 PARK CITY            UT     84060  LCO     8.375    8.109   $2,531.04   360    1-May-27   $332,560.56
6997970 NORTH OAKS           MN     55127  SFD     8.125    7.859   $3,754.07   360    1-May-27   $504,936.28
6997977 VIENNA               VA     22180  SFD     7.750    7.484   $2,017.42   360    1-May-27   $281,201.21
6997980 CORONADO             CA     92118  SFD     8.125    7.859   $2,969.99   360    1-May-27   $399,474.91
6997981 LUBBOCK              TX     79416  SFD     8.750    8.484   $1,363.94   360    1-Mar-27   $172,971.62
6997983 SAN JOSE             CA     95135  LCO     8.500    8.234   $1,722.37   360    1-Jun-27   $223,714.30
6997985 PALATINE             IL     60067  SFD     8.125    7.859   $3,341.24   360    1-Apr-27   $449,110.91
6997989 LEXINGTON            KY     40515  SFD     8.000    7.734   $1,705.27   360    1-Jun-27   $232,244.06
6997990 OMAHA                NE     68130  SFD     8.250    7.984   $3,005.07   360    1-May-27   $399,488.11
6997992 FAIRFAX STATION      VA     22039  SFD     7.875    7.609   $2,192.61   360    1-May-27   $301,982.41
6997993 BOALSBURG            PA     16827  SFD     8.500    8.234   $2,512.04   360    1-Jun-27   $326,502.08
6997994 RAMSEY               MN     55303  SFD     8.375    8.109   $1,983.79   360    1-Jun-27   $260,837.77
6997995 OLATHE               KS     66061  SFD     7.875    7.609   $2,416.29   360    1-May-27   $332,789.82
6997998 CARLSBAD             CA     92008  SFD     8.875    8.609   $2,609.72   360    1-May-27   $327,630.86
6997999 CHARLOTTE            NC     28210  SFD     8.000    7.734   $2,091.23   360    1-May-27   $284,616.27
6998004 BELMONT              CA     94002  SFD     8.250    7.984   $2,625.46   360    1-May-27   $349,023.77
6998005 CHINO HILLS          CA     91709  SFD     8.625    8.359   $1,866.70   360    1-May-27   $239,715.58
6998007 SIMI VALLEY          CA     93065  SFD     7.875    7.609   $1,740.17   360    1-May-27   $239,668.58
6998008 PLEASANTON           CA     94566  SFD     8.250    7.984   $2,978.77   360    1-May-27   $395,992.60
6998012 HAMILTON             VA     23411  SFD     8.000    7.734   $1,638.13   360    1-May-27   $222,949.40
6998014 EDEN PRAIRIE         MN     55347  SFD     8.250    7.984   $3,177.86   360    1-Jun-27   $422,730.27
6998015 MENDOTA HEIGHTS      MN     55118  SFD     8.375    8.109   $1,900.18   360    1-Jun-27   $249,844.61
6998016 WALNUT CREEK         CA     94596  SFD     8.500    8.234   $2,398.70   360    1-Jun-27   $311,771.02
6998017 YORBA LINDA          CA     92887  SFD     8.125    7.859   $2,019.59   360    1-May-27   $271,642.95
6998025 WILMINGTON           NC     28405  SFD     8.250    7.984   $2,090.93   360    1-Jun-27   $278,142.52
6998028 NORTH ANDOVER        MA     01845  SFD     7.875    7.609   $2,511.64   360    1-May-27   $345,921.66
6998029 CINCINNATI           OH     45226  SFD     8.000    7.734   $2,259.99   360    1-Jun-27   $307,793.34
6998030 WEST LAFAYETTE       IN     47906  SFD     8.250    7.984   $2,467.91   360    1-May-27   $328,079.62
6998034 ISSAQUAH             WA     98027  SFD     8.000    7.734   $2,491.86   360    1-May-27   $339,142.76
6998035 SCOTCH PLAINS TWP    NJ     07076  SFD     8.250    7.984   $1,630.25   360    1-May-27   $216,722.30
6998038 ALPINE               CA     91901  SFD     8.000    7.734   $2,421.42   360    1-May-27   $329,555.68
6998039 TEMECULA             CA     92590  SFD     8.125    7.859   $2,672.99   360    1-May-27   $359,527.43
6998044 OAKTON               VA     22124  SFD     8.625    8.359   $1,991.14   360    1-May-27   $255,596.36
6998048 PLYMOUTH             MN     55441  SFD     7.875    7.609   $1,933.76   360    1-May-27   $266,331.71
6998055 WOODINVILLE          WA     98072  SFD     8.125    7.859   $2,116.12   360    1-May-27   $284,625.88
6998056 ARMONK               NY     10504  SFD     8.500    8.234     $768.91   360    1-May-27    $99,290.32
6998059 COLORADO SPRINGS     CO     80906  SFD     8.250    7.984   $2,593.52   360    1-May-27   $344,647.65
6998064 WEST LINN            OR     97068  SFD     8.375    8.109   $3,800.36   360    1-May-27   $499,376.27
6998069 LEESBURG             VA     20175  SFD     8.000    7.734   $1,944.48   360    1-May-27   $264,139.85
6998070 BETHESDA             MD     20817  SFD     7.750    7.484   $1,748.05   360    1-May-27   $243,654.45
6998074 EDEN PRAIRE          MN     55346  SFD     8.500    8.234   $2,011.48   360    1-Jun-27   $261,441.52
6998075 SAN FRANCISCO        CA     94107  LCO     8.500    8.234   $2,366.28   360    1-May-27   $307,368.82
6998076 PHOENIX              AZ     85016  PUD     8.125    7.859   $4,826.23   360    1-Jun-27   $649,574.81
6998079 CHATSWORTH           CA     91311  SFD     8.500    8.234   $1,789.26   360    1-May-27   $232,417.06
6998082 SCOTTSDALE           AZ     85260  SFD     8.625    8.359   $2,488.93   360    1-Jun-27   $319,811.07
6998086 SAN JUAN CAPISTRA    CA     92675  SFD     8.625    8.359   $2,955.60   360    1-May-27   $379,549.69
6998087 CLAYTON              CA     94517  SFD     8.125    7.859   $2,596.88   360    1-Mar-27   $348,808.31
6998088 APPLETON             WI     54915  SFD     8.750    8.484   $2,775.48   360    1-May-27   $352,392.56
6998092 CORONADO             CA     92118  SFD     8.125    7.859   $4,826.23   360    1-Jun-27   $649,574.81
6998098 WYCKOFF              NJ     07481  SFD     8.500    8.234   $2,614.31   360    1-Jun-27   $339,794.02
6998101 AUSTIN               TX     78746  SFD     8.250    7.984   $2,584.36   360    1-May-27   $343,559.77
6998111 FREMONT              CA     94539  SFD     8.000    7.734   $3,081.81   360    1-Jun-27   $419,718.19
6998114 GOLDEN VALLEY        MN     55426  SFD     8.500    8.234   $2,691.20   360    1-May-27   $349,574.43
6998116 MARBLEHEAD           MA     01945  SFD     8.125    7.859   $1,930.49   360    1-Jun-27   $259,829.93
6998118 WINCHESTER           MA     01890  SFD     7.625    7.359   $2,123.38   360    1-Jun-27   $299,782.87
6998121 ST. CHARLES          IL     60174  PUD     8.125    7.859   $1,781.99   360    1-Jun-27   $239,843.01
6998122 MAPLE GROVE          MN     55311  SFD     8.375    8.109   $1,998.99   360    1-Jun-27   $262,836.53
6998123 EDINA                MN     55436  SFD     8.000    7.734   $2,201.29   360    1-Jun-27   $299,798.71
6998127 INDIANAPOLIS         IN     46250  SFD     8.250    7.984   $1,953.29   360    1-May-27   $259,667.28
6998128 ANAHEIM              CA     92807  SFD     8.375    8.109   $4,682.04   360    1-Jun-27   $615,617.13
6998131 HOUSTON              TX     77055  SFD     8.250    7.984   $2,043.45   360    1-Jun-27   $271,826.55
6998133 CHEHALIS             WA     98532  SFD     8.250    7.984   $2,028.42   360    1-May-27   $269,654.48
6998134 DALLAS               TX     75205  SFD     7.750    7.484   $3,582.06   360    1-May-27   $499,291.94
6998135 DES MOINES           WA     98198  SFD     8.000    7.734   $1,994.37   360    1-May-27   $271,407.20
6998140 MOUNT KISCO          NY     10549  SFD     7.875    7.609   $2,900.28   360    1-May-27   $399,447.63
6998151 MARBLEHEAD           MA     01945  SFD     7.750    7.484   $2,235.21   360    1-May-27   $311,558.16
6998153 SOUTH BARRINGTON     IL     60010  SFD     8.250    7.984   $2,854.82   360    1-Jun-27   $379,757.68
6998154 PLYMOUTH             MN     55447  SFD     8.250    7.984   $1,772.99   360    1-Jun-27   $235,849.50
6998166 PARK RIDGE           IL     60068  SFD     8.000    7.734   $1,614.28   360    1-Jun-27   $219,852.39
6998167 WOODBURY             MN     55125  SFD     8.125    7.859   $2,227.49   360    1-Jun-27   $299,803.76
6998169 REDWOOD CITY         CA     94065  LCO     8.500    8.234   $1,865.08   360    1-Jun-27   $242,413.05
6998172 MONTVILLE            NJ     07045  LCO     8.250    7.984   $1,953.29   360    1-May-27   $259,667.28
6998178 ROSEVILLE            CA     95661  SFD     8.125    7.859   $2,086.42   360    1-Apr-27   $280,444.81
6998179 SAN JOSE             CA     95120  SFD     8.000    7.734   $2,935.06   360    1-May-27   $399,461.43
6998192 ALBANY               CA     94706  LCO     8.375    8.109     $788.50   360    1-May-27   $103,610.59
6998198 BEDMINSTER           NJ     07921  PUD     8.875    8.609   $2,076.63   360    1-Jun-27   $260,853.68
6998199 KEY LARGO            FL     33037  SFD     8.500    8.234   $6,535.76   360    1-Jul-27   $850,000.00
6998201 LAGUNA NIGUEL        CA     92677  SFD     8.375    8.109   $2,401.83   360    1-May-27   $315,605.72
6998203 PENDLETON            OR     97801  SFD     8.125    7.859   $2,375.99   360    1-Jun-27   $319,790.68
6998205 HERRIMAN             UT     84065  SFD     8.750    8.484   $2,635.45   360    1-Jun-27   $334,807.26
6998206 LONG BEACH           CA     90803  SFD     8.125    7.859   $1,885.94   360    1-May-27   $253,666.58
6998223 ROCKVILLE            MD     20852  SFD     7.750    7.484   $2,547.56   360    1-Jun-27   $355,349.02
6998225 BREWSTER             NY     10509  SFD     8.125    7.859   $2,227.49   360    1-Jun-27   $299,803.76
6998227 YARDLEY              PA     19067  SFD     8.250    7.984     $826.39   360    1-Jun-27   $109,929.86
6998230 HERNDON              VA     20171  SFD     7.500    7.234   $1,922.84   360    1-Jun-27   $274,795.91
6998231 MCLEAN               VA     22101  SFD     8.250    7.984   $1,990.86   360    1-Jun-27   $264,831.02
6998234 SADDLE RIVER         NJ     07458  SFD     8.500    8.234   $6,612.66   360    1-Jun-27   $859,479.01
6998236 SANTA ANA            CA     92705  SFD     8.375    8.109   $4,444.90   360    1-May-27   $584,070.50
6998237 SANTA ANA            CA     92705  SFD     8.375    8.109   $3,184.70   360    1-May-27   $418,477.32
6998242 GRAYSLAKE            IL     60030  SFD     8.750    8.484   $2,267.44   360    1-Jun-27   $288,056.18
6998245 MORGAN HILL          CA     95037  SFD     8.000    7.734   $2,224.26   360    1-May-27   $302,721.86
6998246 SEATTLE              WA     98112  SFD     8.125    7.859   $2,988.55   360    1-Jun-27   $402,236.71
6998247 NEWPORT BEACH        CA     92663  SFD     8.000    7.734   $3,045.12   360    1-May-27   $414,441.24
6998248 MONROVIA             CA     91016  SFD     8.000    7.734   $1,951.81   360    1-Jun-27   $265,821.52
6998250 CASTRO VALLEY        CA     94552  PUD     8.000    7.734   $1,868.16   360    1-Jun-27   $254,429.17
6998253 INDEPENDENCE         MN     55447  SFD     8.125    7.859   $3,712.49   360    1-May-27   $499,343.64
6998255 LITTLETON            CO     80126  SFD     8.375    8.109   $2,073.48   360    1-May-27   $272,459.69
6998256 MORRISON             CO     80465  SFD     8.500    8.234   $1,719.68   360    1-May-27   $223,378.06
6998258 WOODBURY             MN     55129  SFD     8.375    8.109   $2,707.76   360    1-May-27   $355,058.45
6998261 CARY                 IL     60013  SFD     7.875    7.609   $2,056.30   360    1-Jun-27   $283,404.83
6998265 OVIEDO               FL     32765  SFD     7.875    7.609   $1,913.60   360    1-May-27   $263,555.56
6998269 SUTTON               MA     01590  SFD     8.250    7.984   $1,637.76   360    1-May-27   $217,519.65
6998272 CHATHAM              NJ     07928  SFD     7.875    7.609   $1,867.05   360    1-Jun-27   $257,322.79
6998274 SAN JOSE             CA     95135  SFD     8.375    8.109   $2,697.46   360    1-Jun-27   $354,674.41
6998281 HONOLULU             HI     96816  SFD     8.375    8.109   $2,120.60   360    1-May-27   $278,651.97
6998290 ALAMEDA              CA     94502  SFD     8.500    8.234   $2,748.10   360    1-Jun-27   $357,183.00
6998319 EASTON               PA     18042  SFD     8.250    7.984   $1,840.60   360    1-May-27   $244,520.35
6998320 HAM LAKE             MN     55304  SFD     8.375    8.109   $1,786.17   360    1-Jun-27   $234,409.58
6998321 BLOOMINGTON          MN     55437  SFD     8.250    7.984   $1,690.35   360    1-Jun-27   $224,856.53
6998323 SAN ANTONIO          TX     78257  PUD     8.250    7.984   $3,343.14   360    1-May-27   $444,430.52
6998324 GUTTENBERG           NJ     07093  LCO     8.500    8.234   $1,433.25   360    1-Apr-27   $186,058.84
6998333 CORONADO             CA     92118  SFD     7.750    7.484   $2,020.28   360    1-Jun-27   $281,800.97
6998340 CHAPEL HILL          NC     27514  SFD     7.875    7.609   $2,537.74   360    1-Jun-27   $349,759.14
6998343 SIOUX CITY           IA     51104  SFD     8.625    8.359   $2,240.03   360    1-May-27   $287,658.72
6998351 VICTORIA             MN     55386  SFD     8.000    7.734   $1,693.90   360    1-May-27   $230,453.90
6998353 EDEN PARIRIE         MN     55346  SFD     8.125    7.859   $2,286.89   360    1-Jun-27   $307,798.53
6998358 BRENTWOOD            CA     94513  SFD     8.500    8.234   $2,691.20   360    1-May-27   $349,574.43
6998359 ALBUQUERQUE          NM     87110  SFD     8.500    8.234   $2,311.35   360    1-May-27   $300,234.51
6998361 LOVELAND             CO     80537  SFD     8.250    7.984   $1,757.96   360    1-May-27   $233,700.55
6998372 HASTINGS             NY     10706  LCO     8.000    7.734   $2,494.80   360    1-Jun-27   $339,771.87
6998376 SAN DIEGO            CA     92130  SFD     8.375    8.109     $934.89   360    1-May-27   $122,846.56
6998378 PORTLAND             OR     97201  SFD     8.500    8.234   $2,054.54   360    1-May-27   $266,875.11
6998380 RENO                 NV     89511  SFD     8.875    8.609   $5,171.69   360    1-Jun-27   $649,635.60
6998384 FAYETTEVILLE         GA     30214  PUD     8.250    7.984   $1,794.96   360    1-Jun-27   $238,772.65
6998389 RESTON               VA     22094  SFD     7.750    7.484   $1,756.64   360    1-Jun-27   $245,026.94
6998391 ROCHESTER            MN     55902  SFD     8.125    7.859   $2,071.57   360    1-Jun-27   $278,817.49
6998396 EDEN PRAIRIE         MN     55347  SFD     8.375    8.109   $2,119.08   360    1-Jun-27   $278,626.71
6998400 CEDAR GROVE          NJ     07009  LCO     8.625    8.359   $2,527.04   360    1-Jun-27   $324,708.18
6998405 STERLING             VA     20165  SFD     7.875    7.609   $2,281.68   360    1-Jun-27   $314,468.44
6998417 WILMINGTON           DE     19807  SFD     7.500    7.234   $2,138.90   360    1-May-27   $305,444.54
6998421 SEATTLE              WA     98199  SFD     7.750    7.484   $2,977.41   360    1-Jun-27   $415,306.67
6998423 KIRKLAND             WA     98033  SFD     8.375    8.109   $2,094.95   360    1-Jun-27   $275,453.68
6998428 AURORA               CO     80016  SFD     7.125    6.859   $1,576.50   360    1-Apr-27   $233,435.29
6998431 FAIRFAX              VA     22031  SFD     8.000    7.734   $1,904.12   360    1-Jun-27   $259,325.88
6998436 LOS ANGELES          CA     91401  SFD     8.250    7.984   $1,676.83   360    1-Jun-27   $223,057.67
6998438 ST LOUIS             MO     63128  SFD     8.500    8.234   $2,019.01   360    1-May-27   $262,260.73
6998443 LIVERMORE            CA     94550  SFD     7.750    7.484   $3,126.42   360    1-Jun-27   $436,092.00
6998445 CHADDS FORD          PA     19317  SFD     7.750    7.484   $2,149.24   360    1-Jun-27   $299,788.26
6998446 BAKERSFIELD          CA     93312  SFD     7.875    7.609   $1,776.42   360    1-Jun-27   $244,831.39
6998448 ORONO                MN     55356  SFD     8.375    8.109   $1,938.18   360    1-Jun-27   $254,841.51
6998449 LAS CRUCES           NM     88011  SFD     8.250    7.984   $1,675.32   360    1-Jun-27   $222,857.81
6998453 SILVER SPRING        MD     20905  SFD     8.375    8.109   $3,164.56   360    1-Jun-27   $416,091.22
6998456 CEDAR RAPIDS         IA     52411  SFD     8.000    7.734   $2,201.29   360    1-May-27   $299,596.08
6998461 SCOTTSDALE           AZ     85254  SFD     8.125    7.859   $3,266.99   360    1-Jun-27   $439,712.18
6998462 KEYSTONE             CO     80435  SFD     8.000    7.734   $3,668.82   360    1-May-27   $499,326.79
6998470 LOS ANGELES          CA     90031  SFD     7.750    7.484   $2,149.24   360    1-Mar-27   $299,144.80
6998475 COLORADO SPRINGS     CO     80906  SFD     8.250    7.984   $2,893.88   360    1-May-27   $384,707.05
6998476 MCGREGOR             TX     76657  SFD     8.250    7.984   $3,380.70   360    1-May-27   $449,424.13
6998477 GRANDBY              CT     06035  SFD     8.625    8.359   $3,328.94   360    1-Jun-27   $427,747.31
6998478 DENMARK TOWNSHIP     MN     55033  SFD     8.250    7.984   $1,826.70   360    1-May-27   $242,838.56
6998480 LITTLETON            CO     80122  PUD     8.000    7.734   $2,201.29   360    1-May-27   $298,792.04
6998482 ANNANDALE            VA     22003  SFD     7.500    7.234   $1,608.19   360    1-Jun-27   $229,829.31
6998484 BARRINGTON           IL     60010  SFD     8.250    7.984   $2,253.80   360    1-Jun-27   $299,808.70
6998485 BLAINE               MN     55449  SFD     8.250    7.984   $2,169.29   360    1-Jul-27   $288,750.00
6998486 NAPERVILLE           IL     60565  SFD     8.250    7.984   $1,934.52   360    1-Jun-27   $257,335.79
6998493 LOS ANGELES          CA     90036  SFD     8.000    7.734   $1,731.68   360    1-May-27   $235,682.25
6998494 LOMPOC               CA     93436  SFD     8.000    7.734   $2,760.42   360    1-May-27   $375,693.48
6998495 FREMONT              CA     94536  SFD     8.250    7.984   $2,559.29   360    1-Jun-27   $340,446.78
6998496 SAN CARLOS           CA     94070  SFD     8.125    7.859   $2,077.14   360    1-Jul-27   $279,750.00
6998497 FAIR HAVEN           NJ     07704  SFD     7.875    7.609   $2,066.45   360    1-Jun-27   $284,803.86
6998498 MIDDLETOWN           NJ     07760  SFD     8.375    8.109   $2,432.23   360    1-Jun-27   $319,801.10
6998501 ANNAPOLIS            MD     21403  LCO     7.875    7.609   $2,813.27   360    1-May-27   $387,464.21
6998503 EL CAJON             CA     92021  SFD     8.625    8.359   $2,333.37   360    1-May-27   $299,644.49
6998506 SAN JOSE             CA     95125  SFD     8.250    7.984   $3,666.18   360    1-Jun-27   $487,688.82
6998507 SAN JOSE             CA     95138  SFD     8.125    7.859   $2,210.79   360    1-Jul-27   $297,750.00
6998508 SAN JOSE             CA     95138  SFD     8.125    7.859   $1,906.73   360    1-Jul-27   $256,800.00
6998509 TUSTIN RANCH         CA     92782  SFD     8.125    7.859   $1,817.63   360    1-Jun-27   $244,639.87
6998511 GREEN VALLEY         AZ     85614  SFD     8.250    7.984   $2,141.11   360    1-Jun-27   $284,818.27
6998513 TONKA BAY            MN     55311  SFD     8.250    7.984   $1,863.14   360    1-Jun-27   $247,841.86
6998516 ROCKVILLE CENTRE     NY     11570  SFD     8.500    8.234     $938.07   360    1-Jun-27   $121,926.10
6998517 LITTLETON            CO     80120  SFD     8.375    8.109   $1,740.57   360    1-Jun-27   $228,857.66
6998518 MANCHESTER           MA     01944  SFD     8.375    8.109   $2,280.22   360    1-Jun-27   $299,813.53
6998520 LAS VEGAS            NV     89110  SFD     8.375    8.109   $2,580.45   360    1-Jun-27   $339,288.98
6998522 RENO                 NV     89509  SFD     7.875    7.609   $2,336.17   360    1-Jun-27   $321,978.27
6998528 FORT WORTH           TX     76132  SFD     8.125    7.859   $2,509.64   360    1-Jun-27   $337,778.90
6998530 NEWPORT BEACH        CA     92660  SFD     8.000    7.734   $2,733.27   360    1-Jun-27   $372,250.06
6998531 TACOMA               WA     98422  SFD     8.500    8.234   $1,826.17   360    1-Jun-27   $237,356.12
6998533 SEASIDE              OR     97138  SFD     8.500    8.234   $2,029.93   360    1-Jul-27   $264,000.00
6998534 ORONO                MN     55391  SFD     8.625    8.359   $3,266.72   360    1-Jun-27   $419,752.03
6998535 DOYLESTOWN           PA     18901  SFD     7.750    7.484   $1,934.31   360    1-Jun-27   $269,809.44
6998536 PARK CITY            UT     84060  LCO     8.750    8.484   $3,492.95   360    1-Jun-27   $443,744.55
6998539 MOUNT KISCO          NY     10549  SFD     7.500    7.234   $3,195.41   360    1-Jun-27   $456,660.84
6998541 RANCHO MIRAGE        CA     92270  SFD     8.375    8.109   $1,197.11   360    1-Jun-27   $157,402.11
6998544 SAN DIEGO            CA     92116  SFD     8.000    7.734   $1,755.16   360    1-Jun-27   $239,039.51
6998545 WOODLAND HILLS       CA     91364  SFD     8.250    7.984   $2,961.12   360    1-Jun-27   $393,898.66
6998547 COLLEGE STATION      TX     77845  SFD     8.625    8.359   $1,802.92   360    1-Jun-27   $231,663.14
6998549 ORONO                MN     55356  SFD     8.250    7.984   $4,319.78   360    1-May-27   $574,264.17
6998550 PLYMOUTH             MN     55446  SFD     8.375    8.109   $1,787.69   360    1-Jun-27   $235,053.81
6998551 SHOREWOOD            MN     55331  SFD     8.250    7.984   $2,863.16   360    1-Jul-27   $381,111.00
6998552 CORONADO             CA     92118  SFD     8.000    7.734   $2,935.06   360    1-Jun-27   $399,731.61
6998554 CHEVY CHASE          MD     20815  SFD     8.000    7.734   $3,081.81   360    1-Jun-27   $419,718.19
6998557 LAS VEGAS            NV     89128  SFD     8.500    8.234   $2,393.24   360    1-May-27   $310,871.56
6998558 MINNEAPOLIS          MN     55410  SFD     8.250    7.984   $2,085.52   360    1-Jul-27   $277,600.00
6998560 SACRAMENTO           CA     95819  SFD     8.000    7.734   $2,356.49   360    1-May-27   $320,717.58
6998561 SACRAMENTO           CA     95819  SFD     8.125    7.859   $2,672.99   360    1-Jun-27   $359,764.51
6998564 ALPHARETTA           GA     30202  SFD     8.375    8.109   $2,356.22   360    1-May-27   $309,613.30
6998565 WOODCLIFF LAKE       NJ     07675  SFD     8.375    8.109   $2,584.25   360    1-Jun-27   $339,788.67
6998567 MADISON              NJ     07940  SFD     7.625    7.359   $2,839.67   360    1-Jul-27   $401,200.00
6998571 MERION               PA     19066  SFD     7.500    7.234   $2,125.61   360    1-Jul-27   $304,000.00
6998572 MARLBORO TWP         NJ     07733  SFD     8.250    7.984   $2,253.80   360    1-Jun-27   $299,808.70
6998576 ANCHORAGE            AK     99516  SFD     8.375    8.109   $2,065.12   360    1-Jun-27   $271,531.12
6998580 CLAYTON              MO     63105  SFD     8.250    7.984   $3,155.32   360    1-Jun-27   $419,732.18
6998582 MOUNT KISCO          NY     10549  SFD     8.250    7.984   $1,848.12   360    1-Jun-27   $245,843.13
6998587 COLORADO SPRINGS     CO     80919  SFD     8.000    7.734   $1,666.01   360    1-Jun-27   $226,897.66
6998589 SAVANNAH             GA     31410  SFD     8.750    8.484   $2,478.11   360    1-Jun-27   $314,818.77
6998590 ATLANTA              GA     30306  SFD     8.000    7.734   $1,981.16   360    1-Jun-27   $269,818.84
6998591 COAST (AREA)         CA     92667  SFD     8.500    8.234   $2,401.32   360    1-May-27   $311,920.26
6998593 FOUNTAIN VALLEY      CA     92708  SFD     8.375    8.109   $1,710.16   360    1-Jul-27   $225,000.00
6998595 SHERWOOD             OR     97140  SFD     8.000    7.734   $2,935.06   360    1-Jun-27   $399,731.61
6998597 SHREWSBURY           MA     01545  SFD     7.875    7.609   $2,090.38   360    1-Jun-27   $288,101.59
6998598 AUSTIN               TX     78734  PUD     8.625    8.359   $2,695.04   360    1-Jun-27   $346,295.43
6998605 FALLS CHURCH         VA     22046  SFD     8.375    8.109   $2,189.01   360    1-Jun-27   $287,820.99
6998607 DARNESTOWN           MD     20878  SFD     8.000    7.734   $2,201.29   360    1-Jun-27   $299,798.71
6998608 LINO LAKES           MN     55038  SFD     8.250    7.984   $2,283.85   360    1-Jun-27   $303,790.00
6998610 EUGENE               OR     97401  SFD     8.375    8.109   $2,017.99   360    1-Jul-27   $265,500.00
6998611 TUCSON               AZ     85750  SFD     8.500    8.234   $2,191.40   360    1-May-27   $284,653.48
6998614 OLNEY                MD     20832  SFD     8.125    7.859   $1,764.17   360    1-Jun-27   $237,444.58
6998615 SOUTH JORDAN         UT     84095  SFD     7.750    7.484   $1,122.98   360    1-Mar-27   $156,303.15
6998617 MAHWAH TOWNSHIP      NJ     07430  SFD     8.375    8.109   $2,280.22   360    1-Apr-27   $299,436.68
6998618 OMAHA                NE     68132  SFD     8.250    7.984   $2,163.35   360    1-May-27   $287,591.49
6998619 SEATTLE              WA     98115  SFD     8.000    7.734   $1,761.04   360    1-May-27   $239,628.87
6998620 ORANGE               CA     92869  SFD     8.000    7.734   $3,281.40   360    1-Jul-27   $447,200.00
6998622 EASTHAMPTON          NY     11937  SFD     8.000    7.734   $2,568.18   360    1-Jun-27   $349,765.15
6998624 SAN RAMON            CA     94583  SFD     8.125    7.859   $1,942.78   360    1-Jul-27   $261,655.00
6998625 OCEANPORT            NJ     07757  SFD     7.750    7.484   $2,607.74   360    1-Jun-27   $363,743.09
6998626 HILTON HEAD ISLAN    SC     29926  SFD     8.375    8.109   $2,888.27   360    1-Jul-27   $380,000.00
6998627 BERKELEY HEIGHTS     NJ     07922  SFD     8.375    8.109   $2,774.26   360    1-Jul-27   $365,000.00
6998628 WALNUT CREEK         CA     94595  SFD     8.250    7.984   $2,107.30   360    1-Jun-27   $280,321.14
6998629 CHARLOTTE            NC     28207  SFD     8.250    7.984   $2,208.72   360    1-May-27   $293,623.66
6998630 PORTLAND             OR     97236  SFD     8.375    8.109   $2,128.20   360    1-Jun-27   $279,825.97
6998631 WOODBURY             MN     55125  SFD     8.625    8.359   $2,611.04   360    1-Jun-27   $335,501.80
6998632 ALPINE               UT     84004  SFD     8.375    8.109   $2,277.25   360    1-Jun-27   $299,423.78
6998633 EVERETT              WA     98208  SFD     7.750    7.484   $1,554.61   360    1-Jul-27   $217,000.00
6998634 DEL MAR              CA     92014  SFD     8.625    8.359   $2,870.04   360    1-May-27   $368,562.73
6998635 SAN FRANCISCO        CA     94107  LCO     8.375    8.109   $1,875.48   360    1-Jun-27   $246,596.63
6998636 SAN LUIS OBISPO      CA     93401  SFD     8.250    7.984   $2,884.86   360    1-Jul-27   $384,000.00
6998637 MENLO PARK           CA     94025  SFD     8.125    7.859   $2,969.99   360    1-May-27   $399,474.91
6998639 SAN JOSE             CA     95138  SFD     8.375    8.109   $2,292.38   360    1-Jul-27   $301,600.00
6998642 NORTH ANDOVER        MA     01845  SFD     8.125    7.859   $1,998.06   360    1-Jun-27   $268,923.97
6998643 ESCONDIDO            CA     92025  SFD     7.875    7.609   $2,355.03   360    1-Jun-27   $324,576.47
6998645 SILVER SPRING        MD     20910  SFD     8.000    7.734   $1,631.16   360    1-Jun-27   $222,069.28
6998646 POTOMAC              MD     20854  SFD     8.250    7.984   $3,080.19   360    1-Jul-27   $410,000.00
6998647 RIDGEWOOD            NJ     07450  SFD     8.375    8.109   $2,432.23   360    1-Jun-27   $319,801.10
6998648 NORTH CANTON         OH     44721  SFD     8.375    8.109   $1,744.37   360    1-Jun-27   $229,357.35
6998649 BIG SKY              MT     59716  SFD     8.750    8.484   $2,819.53   360    1-Jun-27   $358,193.80
6998650 GRAND JUNCTION       CO     81503  SFD     8.250    7.984   $3,245.47   360    1-May-27   $431,447.17
6998651 SHOREWOOD            MN     55331  SFD     7.750    7.484   $4,656.68   360    1-May-27   $649,079.51
6998652 BLOOMINGTON          MN     55438  SFD     8.250    7.984   $1,727.16   360    1-Jul-27   $229,900.00
6998654 MESA                 AZ     85207  SFD     8.250    7.984     $788.83   360    1-Jun-27   $104,933.05
6998655 ATHENS               GA     30606  SFD     8.125    7.859   $2,472.52   360    1-Jun-27   $332,782.17
6998656 ESSEX FELLS          NJ     07021  SFD     8.375    8.109   $3,017.49   360    1-Jul-27   $397,000.00
6998661 EAST HANOVER TWP     NJ     07936  SFD     7.750    7.484   $2,435.09   360    1-Jun-27   $339,660.10
6998662 PARSIPPANY           NJ     07054  SFD     8.250    7.984   $1,391.72   360    1-Jul-27   $185,250.00
6998668 BRENTWOOD            CA     94513  SFD     8.000    7.734   $1,623.45   360    1-Jun-27   $221,101.55
6998669 REDONDO BEACH        CA     90278  LCO     8.750    8.484   $2,618.93   360    1-Jun-27   $332,708.47
6998670 NORTH LAS VEGAS      NV     89031  SFD     8.375    8.109   $2,468.71   360    1-Jul-27   $324,800.00
6998671 LOS ANGELES          CA     91342  SFD     8.875    8.609   $1,853.85   360    1-May-27   $232,737.79
6998674 LOS GATOS            CA     95030  SFD     8.000    7.734   $2,568.18   360    1-Jul-27   $350,000.00
6998675 MORGAN HILL          CA     95037  SFD     7.875    7.609   $2,359.01   360    1-Jul-27   $325,350.00
6998677 COLORADO SPRINGS     CO     80906  SFD     7.750    7.484   $2,349.83   360    1-Jun-27   $327,768.50
6998679 CRANFORD             NJ     07016  SFD     8.125    7.859   $1,930.49   360    1-Jul-27   $260,000.00
6998680 CHAPEL HILL          NC     27516  SFD     8.250    7.984   $2,028.42   360    1-Jun-27   $269,827.83
6998682 ANDOVER              MA     01810  SFD     7.875    7.609   $2,175.21   360    1-Jun-27   $299,793.54
6998684 COUNCIL BLUFFS       IA     51503  SFD     8.250    7.984   $1,727.91   360    1-Jul-27   $230,000.00
6998686 MINNEAPOLIS          MN     55416  SFD     8.000    7.734   $1,834.41   360    1-Jun-27   $249,832.26
6998687 SHOREWOOD            MN     55331  SFD     8.250    7.984   $1,051.02   360    1-Jun-27   $139,810.79
6998689 LITTLETON            CO     80127  SFD     8.875    8.609   $2,679.73   360    1-Jun-27   $336,611.19
6998690 WASHINGTON           DC     20015  SFD     8.375    8.109   $2,189.01   360    1-Jun-27   $287,820.99
6998691 ESCONDIDO            CA     92026  SFD     8.250    7.984   $1,927.00   360    1-Jun-27   $256,336.44
6998692 CHAPEL HILL          NC     27514  SFD     8.000    7.734   $2,201.29   360    1-May-27   $299,596.08
6998694 MEMPHIS              TN     38111  SFD     8.375    8.109   $3,392.96   360    1-Jul-27   $446,400.00
6998695 TONKA BAY            MN     55331  SFD     7.875    7.609   $3,117.80   360    1-Jul-27   $430,000.00
6998697 ISSAQUAH             WA     98029  SFD     8.125    7.859   $3,014.54   360    1-Jul-27   $406,000.00
6998698 BELLEVUE             WA     98005  SFD     8.125    7.859   $2,101.27   360    1-Jun-27   $282,814.88
6998699 MAPLE VALLEY         WA     98038  SFD     8.500    8.234   $2,013.78   360    1-Jun-27   $261,741.34
6998703 SHERWOOD             OR     97140  SFD     8.250    7.984   $2,404.05   360    1-Jul-27   $320,000.00
6998704 PARK CITY            UT     84060  SFD     8.625    8.359   $2,310.04   360    1-May-27   $296,648.04
6998706 GARDEN CITY          NY     11530  SFD     8.125    7.859   $2,672.99   360    1-Jun-27   $359,764.51
6998708 BERLIN               MD     21811  SFD     8.500    8.234   $2,283.67   360    1-Jun-27   $296,820.08
6998711 SAN FRANCISCO        CA     94108  HCO     8.250    7.984   $2,313.90   360    1-May-27   $307,605.85
6998712 LOS ANGELES          CA     90041  SFD     8.250    7.984   $1,762.76   360    1-Jun-27   $234,489.38
6998714 MOORPARK             CA     93021  LCO     8.250    7.984   $1,785.01   360    1-Jun-27   $237,448.49
6998715 ANAHEIM HILLS        CA     92808  SFD     8.125    7.859   $1,974.79   360    1-Jun-27   $265,792.02
6998719 VALENCIA             CA     91354  SFD     8.375    8.109   $1,951.11   360    1-Jun-27   $256,540.44
6998722 MAPLEWOOD            NJ     07040  SFD     8.375    8.109   $1,957.95   360    1-Jun-27   $257,439.88
6998723 COUPEVILLE           WA     98239  SFD     8.125    7.859   $1,989.89   360    1-Jun-27   $267,824.69
6998724 CHAPEL HILL          NC     27514  SFD     8.000    7.734   $2,237.98   360    1-Jul-27   $305,000.00
6998726 FAIRFAX STATION      VA     22039  PUD     7.750    7.484   $1,891.33   360    1-Jun-27   $263,813.67
6998727 MEDINA               MN     55340  SFD     8.250    7.984   $1,998.37   360    1-Jun-27   $265,780.38
6998756 FREMONT              CA     94536  SFD     8.500    8.234   $2,768.09   360    1-Jun-27   $359,781.91
6998789 PARK CITY            UT     84098  SFD     8.000    7.734   $2,039.87   360    1-Jul-27   $278,000.00
6998809 EDEN PRAIRIE         MN     55344  SFD     7.750    7.484   $1,898.49   360    1-Jul-27   $265,000.00

                                                                                              $200,013,326.56

COUNT:                   635
WAC:             8.136458417
WAM:             356.8463092
WALTV:           76.61068457



NASCOR
NMI / 1997-10  Exhibit F-1
20 & 30 YEAR FIXED RATE
NON-RELOCATION LOANS


(i)     (ii)                 (x)  (xi)   (xii)    (xiii) (xIv)    (xv)
-----   ---------------------------------------------------------------------

MORTGAGE                                 MORTGAGE        T.O.P.   MASTER
LOAN                                     INSURANCESERVICEMORTGAGE SERVICE
NUMBER  CITY                 LTV  SUBSIDYCODE     FEE    LOAN     FEE
-----------------------------------------------------------------------------

6992297 VIENNA               80.00                 0.250           0.016
6992937 RIDGWAY              44.60                 0.250           0.016
6993406 BLOOMFIELD HILLS     56.45                 0.250           0.016
6993430 PHOENIX              80.00                 0.250           0.016
6993484 LARCHMONT            58.49                 0.250           0.016
6993612 PARK RIDGE           90.00          01     0.250           0.016
6993642 CHASKA               80.00                 0.250           0.016
6993648 LAGUNA BEACH         74.33                 0.250           0.016
6993675 WAUNAKEE             84.99          13     0.250           0.016
6994323 DEERFIELD            90.00          01     0.250           0.016
6994592 CHANHASSEN           79.99                 0.250           0.016
6994819 RICHTON PARK         94.96          11     0.250           0.016
6994821 EDEN PRAIRIE         68.75                 0.250           0.016
6994878 BOXBOROUGH           60.96                 0.250           0.016
6994883 LOS ANGELES          75.00                 0.250           0.016
6994915 LOS ALTOS HILLS      57.31                 0.250           0.016
6994954 TUCSON               49.12                 0.250           0.016
6995073 SANTA ANA            80.00                 0.250           0.016
6995470 MALIBU               80.00                 0.250           0.016
6995806 REDMOND              80.00                 0.250           0.016
6996092 SAN JOSE             80.00                 0.250           0.016
6996349 SANTA CRUZ           80.00                 0.250           0.016
6996431 JACKSON              78.53                 0.250           0.016
6996575 LAGUNA HILLS         80.00                 0.250           0.016
6996602 DURANGO              80.00                 0.250           0.016
6996611 RUMSON               57.05                 0.250           0.016
6996627 POTOMAC              78.76                 0.250           0.016
6996674 MOKENA               90.00          06     0.250           0.016
6996691 SAN DIEGO            49.69                 0.250           0.016
6996808 SNOWMASS VILLAGE     70.00                 0.250           0.016
6996975 DANVILLE             80.00                 0.250           0.016
6996979 SAN JOSE             80.00                 0.250           0.016
6997030 GARRISON             75.00                 0.250           0.016
6997129 CHEVY CHASE          80.00                 0.250           0.016
6997201 RIDGEWOOD            90.00          33     0.250           0.016
6997208 CENTERVILLE          95.00          33     0.250           0.016
6997209 SEATTLE              80.00                 0.250           0.016
6997213 LIVERMORE            80.00                 0.250           0.016
6997215 PARK CITY            90.00          33     0.250           0.016
6997216 BLAINE COUNTY        26.76                 0.250           0.016
6997218 AGOURA               70.75                 0.250           0.016
6997220 ACTON                90.00          33     0.250           0.016
6997221 SANTA CLARITA        80.00                 0.250           0.016
6997222 LOS ANGELES          95.00          33     0.250           0.016
6997224 ALAMO                79.99                 0.250           0.016
6997225 SAN RAMON            60.52                 0.250           0.016
6997226 WEST LAKELAND        80.00                 0.250           0.016
6997229 LAS VEGAS            50.00                 0.250           0.016
6997231 EVANSTON             69.92                 0.250           0.016
6997232 SAN DIEGO            79.99                 0.250           0.016
6997236 WESTBORO             67.87                 0.250           0.016
6997239 SAN ANTONIO          54.05                 0.250           0.016
6997240 HUNT                 25.82                 0.250           0.016
6997241 EVERETT              75.00                 0.250           0.016
6997243 RANCHO SANTA FE      47.62                 0.250           0.016
6997244 LA MESA              80.00                 0.250           0.016
6997245 SAN JUAN CAPISTRA    79.99                 0.250           0.016
6997246 CAMARILLO            49.69                 0.250           0.016
6997247 NEWPORT BEACH        63.83                 0.250           0.016
6997248 HAYWARD              80.00                 0.250           0.016
6997249 SAN JOSE             79.99                 0.250           0.016
6997250 TRABUCO CANYON       95.00          13     0.250           0.016
6997251 DANVILLE             80.00                 0.250           0.016
6997256 GROSSE POINTE        80.00                 0.250           0.016
6997257 MONUMENT             75.00                 0.250           0.016
6997259 EDEN PRAIRIE         70.00                 0.250           0.016
6997260 ORONO                79.99                 0.250           0.016
6997261 MINNEAPOLIS          67.42                 0.250           0.016
6997265 CHEVY CHASE          80.00                 0.250           0.016
6997266 POTOMAC              70.00                 0.250           0.016
6997268 SAN ANTONIO          79.81                 0.250           0.016
6997269 WESTWOOD             80.00                 0.250           0.016
6997271 HARRISBURG           95.00          33     0.250           0.016
6997272 EASTON               95.00          13     0.250           0.016
6997273 EASTON               94.99          06     0.250           0.016
6997275 CHESTER              56.82                 0.250           0.016
6997277 ADAMS                90.00          11     0.250           0.016
6997280 SUMNER               90.00          17     0.250           0.016
6997281 BROOKEVILLE          67.07                 0.250           0.016
6997283 APTOS                57.04                 0.250           0.016
6997284 ESCONDIDO            79.20                 0.250           0.016
6997286 SAN RAMON            80.00                 0.250           0.016
6997287 PISCATAWAY           80.00                 0.250           0.016
6997288 TEMPLETON            80.00                 0.250           0.016
6997291 MONUMENT             66.67                 0.250           0.016
6997292 ROCHESTER            80.00                 0.250           0.016
6997296 POTOMAC              75.00                 0.250           0.016
6997298 FLAGSTAFF            66.46                 0.250           0.016
6997299 WOODSTOCK            80.00                 0.250           0.016
6997300 MIDDLETOWN           89.99          17     0.250           0.016
6997301 CASTLE PINES         80.00                 0.250           0.016
6997302 PHILADELPHIA         80.00                 0.250           0.016
6997303 UPLAND               80.00                 0.250           0.016
6997309 ANAHEIM HILLS        95.00          11     0.250           0.016
6997310 ANAHEIM              89.99          13     0.250           0.016
6997311 CASTRO VALLEY        80.00                 0.250           0.016
6997312 TRABUCO CANYON       89.99          13     0.250           0.016
6997314 COTO DE CAZA AREA    79.99                 0.250           0.016
6997316 NEWARK               80.00                 0.250           0.016
6997317 APPLETON             68.89                 0.250           0.016
6997319 BOULDER              80.00                 0.250           0.016
6997320 PISMO BEACH          89.97          17     0.250           0.016
6997322 BIGFORK              79.64                 0.250           0.016
6997324 BOSSIER CITY         95.00          33     0.250           0.016
6997327 BEVERLY              73.83                 0.250           0.016
6997331 TELLURIDE            71.57                 0.250           0.016
6997337 MAKAWAO              66.67                 0.250           0.016
6997338 CORAL SPRINGS        80.00                 0.250           0.016
6997339 DEERFIELD BEACH      57.45                 0.250           0.016
6997341 ELKTON               94.56          17     0.250           0.016
6997344 SAN JOSE             79.97                 0.250           0.016
6997346 LINWOOD              80.00                 0.250           0.016
6997349 FORT COLLINS         95.00          33     0.250           0.016
6997350 DENVER               84.85          33     0.250           0.016
6997351 PORTLAND             95.00          01     0.250           0.016
6997353 EVERETT              78.00                 0.250           0.016
6997355 CASTRO VALLEY        80.00                 0.250           0.016
6997358 LAGUNA NIGUEL        80.00                 0.250           0.016
6997359 LOS ANGELES          80.00                 0.250           0.016
6997360 SAN RAMON            80.00                 0.250           0.016
6997361 CHINO HILLS          80.00                 0.250           0.016
6997363 SAN JOSE             79.99                 0.250           0.016
6997364 SAN RAMON            74.99                 0.250           0.016
6997366 WAYZATA              90.00          24     0.250           0.016
6997367 FREDERICK            95.00          33     0.250           0.016
6997369 GILROY               90.00          11     0.250           0.016
6997373 VESTAL               80.00                 0.250           0.016
6997375 MINNETRISTA          79.96                 0.250           0.016
6997377 PROSPER              80.00                 0.250           0.016
6997378 LITTLETON            80.00                 0.250           0.016
6997379 BROOMFIELD           80.00                 0.250           0.016
6997380 HESPERUS             57.95                 0.250           0.016
6997381 WILLIAMSBURG         64.62                 0.250           0.016
6997382 NOBLESVILLE          78.55                 0.250           0.016
6997385 VALPARAISO           75.00                 0.250           0.016
6997386 PRINCETON            90.00          33     0.250           0.016
6997388 SANTA BARBARA        80.00                 0.250           0.016
6997391 BENICIA              95.00          12     0.250           0.016
6997394 SOLANA BEACH         89.99          33     0.250           0.016
6997395 REDWOOD CITY         79.51                 0.250           0.016
6997396 DALLAS               67.62                 0.250           0.016
6997399 BOUNTIFUL            95.00          33     0.250           0.016
6997400 VISTA                80.00                 0.250           0.016
6997402 SAN DIEGO            85.00          33     0.250           0.016
6997403 VENTURA              80.00                 0.250           0.016
6997408 ISSAQUAH             90.00          11     0.250           0.016
6997411 WOODSIDE             70.00                 0.250           0.016
6997413 APPLE VALLEY         80.00                 0.250           0.016
6997414 EDEN PRAIRIE         66.18                 0.250           0.016
6997418 BROOKLYN             70.00                 0.250           0.016
6997420 BLOOMINGTON          80.00                 0.250           0.016
6997422 NORTHFIELD           90.00          33     0.250           0.016
6997423 BEALLSVILLE          63.64                 0.250           0.016
6997425 HOPATCONG            51.85                 0.250           0.016
6997429 ROGUE RIVER          90.00          33     0.250           0.016
6997430 BETHESDA             49.44                 0.250           0.016
6997434 MALIBU               75.00                 0.250           0.016
6997436 SAN DIEGO            74.99                 0.250           0.016
6997437 CAMARILLO            90.00          17     0.250           0.016
6997440 POWAY                69.99                 0.250           0.016
6997444 SEATTLE              95.00          06     0.250           0.016
6997445 VILLA HILLS          90.00          33     0.250           0.016
6997446 APTOS                79.69                 0.250           0.016
6997450 CONIFER              95.00          33     0.250           0.016
6997453 CORBETT              78.95                 0.250           0.016
6997456 BASALT               66.67                 0.250           0.016
6997459 TENAFLY              61.56                 0.250           0.016
6997468 SAN CARLOS           80.00                 0.250           0.016
6997469 SAN DIEGO            80.00                 0.250           0.016
6997470 THOUSAND OAKS        80.00                 0.250           0.016
6997474 TIBURON              63.11                 0.250           0.016
6997476 CHAPEL HILL          90.00          13     0.250           0.016
6997478 MINNEAPOLIS          80.00                 0.250           0.016
6997480 YACOLT               95.00          17     0.250           0.016
6997481 ALPHARETTA           85.00          11     0.250           0.016
6997483 NUTLEY               95.00          33     0.250           0.016
6997488 AUSTIN               74.95                 0.250           0.016
6997490 PLACENTIA            90.00          17     0.250           0.016
6997491 BELLINGHAM           90.00          33     0.250           0.016
6997492 SIOUX FALLS          95.00          12     0.250           0.016
6997499 BELL CANYON          79.12                 0.250           0.016
6997501 FORT MYERS           73.09                 0.250           0.016
6997503 COLORADO SPRINGS     72.94                 0.250           0.016
6997505 CARY                 68.75                 0.250           0.016
6997506 MINNETRISTA          72.04                 0.250           0.016
6997508 ANNANDALE            90.00          24     0.250           0.016
6997510 MINNEAPOLIS          80.00                 0.250           0.016
6997511 CHICAGO              90.00          06     0.250           0.016
6997513 SCOTTSDALE           80.00                 0.250           0.016
6997514 ATLANTA              78.40                 0.250           0.016
6997518 CLACKAMAS            90.00          01     0.250           0.016
6997521 SIMI VALLEY          89.87          06     0.250           0.016
6997523 CARLSBAD             89.98          13     0.250           0.016
6997524 SAN JOSE             80.00                 0.250           0.016
6997525 PORTLAND             85.00          17     0.250           0.016
6997527 SAN DIEGO            94.99          33     0.250           0.016
6997529 LAKEWOOD             45.26                 0.250           0.016
6997530 VIRGINIA BEACH       80.00                 0.250           0.016
6997534 PUEBLO               80.00                 0.250           0.016
6997535 HAWTHORN WOODS       77.52                 0.250           0.016
6997536 TACOMA               90.00          17     0.250           0.016
6997538 PASADENA             80.00                 0.250           0.016
6997542 LAFAYETTE            68.57                 0.250           0.016
6997544 BEECH BLUFF          89.47          33     0.250           0.016
6997545 RYE BROOK            70.00                 0.250           0.016
6997546 BAINBRIDGE ISLAND    51.99                 0.250           0.016
6997550 LAGUNA NIGUEL        85.53          17     0.250           0.016
6997552 NEENAH               80.00                 0.250           0.016
6997554 MORGAN HILL          79.99                 0.250           0.016
6997555 PISMO BEACH          80.00                 0.250           0.016
6997556 OVERLAND PARK        80.00                 0.250           0.016
6997557 ERIE                 70.00                 0.250           0.016
6997558 BURNET               88.89          33     0.250           0.016
6997560 OAK PARK             95.00          33     0.250           0.016
6997563 CENTERVILLE          76.19                 0.250           0.016
6997564 MEDFORD              76.02                 0.250           0.016
6997565 GREENSBORO           80.00                 0.250           0.016
6997568 ALBANY               70.00                 0.250           0.016
6997572 CHICAGO              89.99          33     0.250           0.016
6997573 WASHINGTON TWP       80.00                 0.250           0.016
6997574 WASHINGTON TWP       80.00                 0.250           0.016
6997577 CHINO HILLS          90.00          33     0.250           0.016
6997578 SWANNANOA            90.00          24     0.250           0.016
6997579 CHESTERFIELD         80.00                 0.250           0.016
6997580 LITTLETON            70.83                 0.250           0.016
6997584 OJAI                 78.07                 0.250           0.016
6997586 SAN RAFAEL           70.42                 0.250           0.016
6997588 SAN DIEGO            89.99          17     0.250           0.016
6997589 SAN DIEGO            84.99          13     0.250           0.016
6997590 THOUSAND OAKS        79.98                 0.250           0.016
6997592 ANAHEIM              79.99                 0.250           0.016
6997593 RIVERSIDE            94.98          06     0.250           0.016
6997594 CHARLOTTE            29.50                 0.250           0.016
6997596 SIMI VALLEY          94.97          11     0.250           0.016
6997597 CARLSBAD             94.98          13     0.250           0.016
6997598 SAN DIEGO            79.99                 0.250           0.016
6997600 MENDOTA HEIGHTS      80.00                 0.250           0.016
6997601 SAN DIEGO            80.00                 0.250           0.016
6997602 EL CAJON             85.00          24     0.250           0.016
6997603 PARADISE VALLEY      90.00          33     0.250           0.016
6997609 GLEN ALLEN           69.25                 0.250           0.016
6997613 RIVERTON             76.56                 0.250           0.016
6997615 LIVERMORE            79.99                 0.250           0.016
6997616 SAN JOSE             72.59                 0.250           0.016
6997619 TEHACHAPI            87.78          33     0.250           0.016
6997620 GRAND LAKE           80.00                 0.250           0.016
6997623 HEALDSBURG           78.72                 0.250           0.016
6997625 BURKE                90.00          06     0.250           0.016
6997626 HOUSTON              50.31                 0.250           0.016
6997627 DAVIDSON             62.00                 0.250           0.016
6997633 CALABASAS            68.80                 0.250           0.016
6997637 GARDNERVILLE         84.17          33     0.250           0.016
6997638 SAN JOSE             80.00                 0.250           0.016
6997639 MISSION VIEJO        90.00          06     0.250           0.016
6997643 GRAYSLAKE            89.84          33     0.250           0.016
6997645 SAN LUIS OBISPO      79.99                 0.250           0.016
6997648 MEDINA               28.33                 0.250           0.016
6997649 PARKER               70.53                 0.250           0.016
6997650 WESTMINISTER         95.00          06     0.250           0.016
6997651 EL DORADO HILLS      67.67                 0.250           0.016
6997657 CARLSBAD             90.00          33     0.250           0.016
6997658 SAN DIEGO            79.98                 0.250           0.016
6997660 WAYZATA              80.00                 0.250           0.016
6997663 SALT LAKE CITY       79.17                 0.250           0.016
6997665 WADDELL              90.00          33     0.250           0.016
6997670 MESA                 71.83                 0.250           0.016
6997671 SHOREVIEW            80.00                 0.250           0.016
6997672 LOS ANGELES          56.25                 0.250           0.016
6997674 BEVERLY HILLS        46.81                 0.250           0.016
6997675 SAN MARTIN           61.86                 0.250           0.016
6997677 SAN DIEGO            79.97                 0.250           0.016
6997679 GRANITE BAY          80.00                 0.250           0.016
6997680 SAN JOSE             80.00                 0.250           0.016
6997682 SAN JOSE             79.99                 0.250           0.016
6997688 COLORADO SPRINGS     90.00          24     0.250           0.016
6997690 WARREN               64.00                 0.250           0.016
6997693 BAYTOWN TWP          79.99                 0.250           0.016
6997694 MINNETRISTA          80.00                 0.250           0.016
6997696 SHARON               90.00          33     0.250           0.016
6997699 COLUMBIA             80.00                 0.250           0.016
6997701 AVALON               68.55                 0.250           0.016
6997703 SUNNYVALE            94.99          33     0.250           0.016
6997704 PISMO BEACH          90.00          17     0.250           0.016
6997705 KENSINGTON           90.00          11     0.250           0.016
6997707 BARRINGTON           72.37                 0.250           0.016
6997708 OMAHA                70.00                 0.250           0.016
6997710 BELLINGHAM           74.71                 0.250           0.016
6997713 SOLANA BEACH         80.00                 0.250           0.016
6997714 MORGAN HILL          68.34                 0.250           0.016
6997716 PALATINE             55.00                 0.250           0.016
6997717 SIOUX FALLS          72.82                 0.250           0.016
6997743 TRACY                49.44                 0.250           0.016
6997745 ENCINITAS            80.00                 0.250           0.016
6997746 DEER HARBOR          80.00                 0.250           0.016
6997749 AGOURA HILLS         75.00                 0.250           0.016
6997750 SAN JOSE             77.11                 0.250           0.016
6997754 MITCHELLVILLE        95.00          24     0.250           0.016
6997755 GRAND JUNCTION       71.03                 0.250           0.016
6997759 PRINCETON            57.14                 0.250           0.016
6997761 DENVER               90.00          24     0.250           0.016
6997762 MOORPARK             90.00          24     0.250           0.016
6997764 MODESTO              64.00                 0.250           0.016
6997765 SANTA CLARITA        90.00          24     0.250           0.016
6997766 HUNTINGTON BEACH     90.00          13     0.250           0.016
6997767 PLEASANTON           79.99                 0.250           0.016
6997768 CRYSTAL LAKE         79.30                 0.250           0.016
6997773 HERNDON              78.40                 0.250           0.016
6997776 BOSTON               69.62                 0.250           0.016
6997780 LAKE ZURICH          79.98                 0.250           0.016
6997781 WILMETTE             80.00                 0.250           0.016
6997819 SAN JOSE             80.00                 0.250           0.016
6997851 HENDERSON            79.99                 0.250           0.016
6997852 CHICAGO              80.00                 0.250           0.016
6997854 MAMMOTH LAKES        70.00                 0.250           0.016
6997857 MONTGOMERY TWP       59.08                 0.250           0.016
6997861 WOODMERE             70.00                 0.250           0.016
6997867 VISALIA              86.43          17     0.250           0.016
6997868 UNION CITY           79.99                 0.250           0.016
6997870 PISCATAWAY           89.98          06     0.250           0.016
6997873 ENGLEWOOD            80.00                 0.250           0.016
6997874 SOMERSET TOWNSHIP    83.33          12     0.250           0.016
6997875 LISLE                80.00                 0.250           0.016
6997886 SAN RAMON            79.99                 0.250           0.016
6997889 MANITOU SPRINGS      80.00                 0.250           0.016
6997890 NEWBURYPORT          95.00          11     0.250           0.016
6997892 LAKEVILLE            80.00                 0.250           0.016
6997894 WASHINGTON           80.00                 0.250           0.016
6997896 MAHTOMEDI            80.00                 0.250           0.016
6997897 WILMETTE             85.00          06     0.250           0.016
6997899 EDEN PRAIRIE         75.00                 0.250           0.016
6997904 POTTSTOWN            75.00                 0.250           0.016
6997909 PASADENA             80.00                 0.250           0.016
6997910 CLEAR LAKE           70.00                 0.250           0.016
6997912 VILLA PARK           80.00                 0.250           0.016
6997914 CASTRO VALLEY        80.00                 0.250           0.016
6997923 CANTON               80.00                 0.250           0.016
6997924 ALTADENA             90.00          33     0.250           0.016
6997927 COLTS NECK           79.02                 0.250           0.016
6997933 SIMI VALLEY          52.74                 0.250           0.016
6997935 SAN DIEGO            79.99                 0.250           0.016
6997936 CASTRO VALLEY        80.00                 0.250           0.016
6997948 AUDUBON              66.33                 0.250           0.016
6997955 WINDER               80.00                 0.250           0.016
6997963 PARK CITY            90.00          33     0.250           0.016
6997970 NORTH OAKS           80.00                 0.250           0.016
6997977 VIENNA               80.00                 0.250           0.016
6997980 CORONADO             80.00                 0.250           0.016
6997981 LUBBOCK              95.00          33     0.250           0.016
6997983 SAN JOSE             80.00                 0.250           0.016
6997985 PALATINE             69.23                 0.250           0.016
6997989 LEXINGTON            80.00                 0.250           0.016
6997990 OMAHA                53.33                 0.250           0.016
6997992 FAIRFAX STATION      90.00          33     0.250           0.016
6997993 BOALSBURG            90.00          33     0.250           0.016
6997994 RAMSEY               74.57                 0.250           0.016
6997995 OLATHE               69.99                 0.250           0.016
6997998 CARLSBAD             80.00                 0.250           0.016
6997999 CHARLOTTE            74.92                 0.250           0.016
6998004 BELMONT              80.00                 0.250           0.016
6998005 CHINO HILLS          75.00                 0.250           0.016
6998007 SIMI VALLEY          89.89          13     0.250           0.016
6998008 PLEASANTON           65.59                 0.250           0.016
6998012 HAMILTON             95.00          24     0.250           0.016
6998014 EDEN PRAIRIE         59.16                 0.250           0.016
6998015 MENDOTA HEIGHTS      65.79                 0.250           0.016
6998016 WALNUT CREEK         80.00                 0.250           0.016
6998017 YORBA LINDA          80.00                 0.250           0.016
6998025 WILMINGTON           80.00                 0.250           0.016
6998028 NORTH ANDOVER        80.00                 0.250           0.016
6998029 CINCINNATI           80.00                 0.250           0.016
6998030 WEST LAFAYETTE       90.00          24     0.250           0.016
6998034 ISSAQUAH             79.92                 0.250           0.016
6998035 SCOTCH PLAINS TWP    78.34                 0.250           0.016
6998038 ALPINE               53.23                 0.250           0.016
6998039 TEMECULA             80.00                 0.250           0.016
6998044 OAKTON               80.00                 0.250           0.016
6998048 PLYMOUTH             77.30                 0.250           0.016
6998055 WOODINVILLE          75.00                 0.250           0.016
6998056 ARMONK               16.81                 0.250           0.016
6998059 COLORADO SPRINGS     90.00          24     0.250           0.016
6998064 WEST LINN            58.89                 0.250           0.016
6998069 LEESBURG             65.43                 0.250           0.016
6998070 BETHESDA             80.00                 0.250           0.016
6998074 EDEN PRAIRE          80.00                 0.250           0.016
6998075 SAN FRANCISCO        89.99          13     0.250           0.016
6998076 PHOENIX              59.09                 0.250           0.016
6998079 CHATSWORTH           94.98          33     0.250           0.016
6998082 SCOTTSDALE           88.89          24     0.250           0.016
6998086 SAN JUAN CAPISTRA    80.00                 0.250           0.016
6998087 CLAYTON              89.99          11     0.250           0.016
6998088 APPLETON             90.00          33     0.250           0.016
6998092 CORONADO             78.79                 0.250           0.016
6998098 WYCKOFF              80.00                 0.250           0.016
6998101 AUSTIN               80.00                 0.250           0.016
6998111 FREMONT              65.99                 0.250           0.016
6998114 GOLDEN VALLEY        79.91                 0.250           0.016
6998116 MARBLEHEAD           80.00                 0.250           0.016
6998118 WINCHESTER           61.22                 0.250           0.016
6998121 ST. CHARLES          78.18                 0.250           0.016
6998122 MAPLE GROVE          64.94                 0.250           0.016
6998123 EDINA                74.07                 0.250           0.016
6998127 INDIANAPOLIS         57.78                 0.250           0.016
6998128 ANAHEIM              80.00                 0.250           0.016
6998131 HOUSTON              80.00                 0.250           0.016
6998133 CHEHALIS             90.00          06     0.250           0.016
6998134 DALLAS               66.67                 0.250           0.016
6998135 DES MOINES           90.00          06     0.250           0.016
6998140 MOUNT KISCO          68.44                 0.250           0.016
6998151 MARBLEHEAD           62.90                 0.250           0.016
6998153 SOUTH BARRINGTON     60.32                 0.250           0.016
6998154 PLYMOUTH             80.00                 0.250           0.016
6998166 PARK RIDGE           80.00                 0.250           0.016
6998167 WOODBURY             68.18                 0.250           0.016
6998169 REDWOOD CITY         80.00                 0.250           0.016
6998172 MONTVILLE            80.00                 0.250           0.016
6998178 ROSEVILLE            79.15                 0.250           0.016
6998179 SAN JOSE             59.80                 0.250           0.016
6998192 ALBANY               70.00                 0.250           0.016
6998198 BEDMINSTER           94.91          33     0.250           0.016
6998199 KEY LARGO            56.67                 0.250           0.016
6998201 LAGUNA NIGUEL        57.45                 0.250           0.016
6998203 PENDLETON            80.00                 0.250           0.016
6998205 HERRIMAN             69.79                 0.250           0.016
6998206 LONG BEACH           50.40                 0.250           0.016
6998223 ROCKVILLE            80.00                 0.250           0.016
6998225 BREWSTER             75.00                 0.250           0.016
6998227 YARDLEY              53.66                 0.250           0.016
6998230 HERNDON              67.90                 0.250           0.016
6998231 MCLEAN               43.02                 0.250           0.016
6998234 SADDLE RIVER         63.24                 0.250           0.016
6998236 SANTA ANA            80.00                 0.250           0.016
6998237 SANTA ANA            79.99                 0.250           0.016
6998242 GRAYSLAKE            95.00          33     0.250           0.016
6998245 MORGAN HILL          80.00                 0.250           0.016
6998246 SEATTLE              70.00                 0.250           0.016
6998247 NEWPORT BEACH        73.45                 0.250           0.016
6998248 MONROVIA             70.00                 0.250           0.016
6998250 CASTRO VALLEY        74.99                 0.250           0.016
6998253 INDEPENDENCE         68.97                 0.250           0.016
6998255 LITTLETON            80.00                 0.250           0.016
6998256 MORRISON             90.00          06     0.250           0.016
6998258 WOODBURY             75.00                 0.250           0.016
6998261 CARY                 80.00                 0.250           0.016
6998265 OVIEDO               80.00                 0.250           0.016
6998269 SUTTON               77.30                 0.250           0.016
6998272 CHATHAM              68.21                 0.250           0.016
6998274 SAN JOSE             80.00                 0.250           0.016
6998281 HONOLULU             60.00                 0.250           0.016
6998290 ALAMEDA              80.00                 0.250           0.016
6998319 EASTON               77.78                 0.250           0.016
6998320 HAM LAKE             74.60                 0.250           0.016
6998321 BLOOMINGTON          90.00          33     0.250           0.016
6998323 SAN ANTONIO          68.99                 0.250           0.016
6998324 GUTTENBERG           80.00                 0.250           0.016
6998333 CORONADO             67.14                 0.250           0.016
6998340 CHAPEL HILL          64.22                 0.250           0.016
6998343 SIOUX CITY           82.29          17     0.250           0.016
6998351 VICTORIA             95.00          12     0.250           0.016
6998353 EDEN PARIRIE         80.00                 0.250           0.016
6998358 BRENTWOOD            88.61          12     0.250           0.016
6998359 ALBUQUERQUE          90.00          17     0.250           0.016
6998361 LOVELAND             82.69          06     0.250           0.016
6998372 HASTINGS             80.00                 0.250           0.016
6998376 SAN DIEGO            38.08                 0.250           0.016
6998378 PORTLAND             80.00                 0.250           0.016
6998380 RENO                 70.65                 0.250           0.016
6998384 FAYETTEVILLE         95.00          06     0.250           0.016
6998389 RESTON               80.00                 0.250           0.016
6998391 ROCHESTER            77.50                 0.250           0.016
6998396 EDEN PRAIRIE         80.00                 0.250           0.016
6998400 CEDAR GROVE          89.11          11     0.250           0.016
6998405 STERLING             90.00                 0.250           0.016
6998417 WILMINGTON           90.00          06     0.250           0.016
6998421 SEATTLE              80.00                 0.250           0.016
6998423 KIRKLAND             74.90                 0.250           0.016
6998428 AURORA               57.07                 0.250           0.016
6998431 FAIRFAX              94.99          33     0.250           0.016
6998436 LOS ANGELES          80.00                 0.250           0.016
6998438 ST LOUIS             91.81          33     0.250           0.016
6998443 LIVERMORE            79.99                 0.250           0.016
6998445 CHADDS FORD          78.97                 0.250           0.016
6998446 BAKERSFIELD          86.88          17     0.250           0.016
6998448 ORONO                69.86                 0.250           0.016
6998449 LAS CRUCES           69.69                 0.250           0.016
6998453 SILVER SPRING        80.00                 0.250           0.016
6998456 CEDAR RAPIDS         80.00                 0.250           0.016
6998461 SCOTTSDALE           80.00                 0.250           0.016
6998462 KEYSTONE             65.57                 0.250           0.016
6998470 LOS ANGELES          50.13                 0.250           0.016
6998475 COLORADO SPRINGS     79.42                 0.250           0.016
6998476 MCGREGOR             68.18                 0.250           0.016
6998477 GRANDBY              80.00                 0.250           0.016
6998478 DENMARK TOWNSHIP     78.44                 0.250           0.016
6998480 LITTLETON            61.86                 0.250           0.016
6998482 ANNANDALE            80.00                 0.250           0.016
6998484 BARRINGTON           80.00                 0.250           0.016
6998485 BLAINE               75.00                 0.250           0.016
6998486 NAPERVILLE           76.30                 0.250           0.016
6998493 LOS ANGELES          80.00                 0.250           0.016
6998494 LOMPOC               90.00          33     0.250           0.016
6998495 FREMONT              80.00                 0.250           0.016
6998496 SAN CARLOS           75.00                 0.250           0.016
6998497 FAIR HAVEN           56.44                 0.250           0.016
6998498 MIDDLETOWN           80.00                 0.250           0.016
6998501 ANNAPOLIS            80.00                 0.250           0.016
6998503 EL CAJON             80.00                 0.250           0.016
6998506 SAN JOSE             80.00                 0.250           0.016
6998507 SAN JOSE             80.00                 0.250           0.016
6998508 SAN JOSE             80.00                 0.250           0.016
6998509 TUSTIN RANCH         80.00                 0.250           0.016
6998511 GREEN VALLEY         74.03                 0.250           0.016
6998513 TONKA BAY            80.00                 0.250           0.016
6998516 ROCKVILLE CENTRE     45.19                 0.250           0.016
6998517 LITTLETON            80.07          24     0.250           0.016
6998518 MANCHESTER           78.95                 0.250           0.016
6998520 LAS VEGAS            90.00          33     0.250           0.016
6998522 RENO                 90.00          24     0.250           0.016
6998528 FORT WORTH           80.00                 0.250           0.016
6998530 NEWPORT BEACH        59.60                 0.250           0.016
6998531 TACOMA               95.00          06     0.250           0.016
6998533 SEASIDE              66.00                 0.250           0.016
6998534 ORONO                80.00                 0.250           0.016
6998535 DOYLESTOWN           65.40                 0.250           0.016
6998536 PARK CITY            80.00                 0.250           0.016
6998539 MOUNT KISCO          76.81                 0.250           0.016
6998541 RANCHO MIRAGE        70.00                 0.250           0.016
6998544 SAN DIEGO            80.00                 0.250           0.016
6998545 WOODLAND HILLS       89.99          11     0.250           0.016
6998547 COLLEGE STATION      89.15          33     0.250           0.016
6998549 ORONO                47.92                 0.250           0.016
6998550 PLYMOUTH             79.99                 0.250           0.016
6998551 SHOREWOOD            85.00          01     0.250           0.016
6998552 CORONADO             80.00                 0.250           0.016
6998554 CHEVY CHASE          80.00                 0.250           0.016
6998557 LAS VEGAS            75.00                 0.250           0.016
6998558 MINNEAPOLIS          80.00                 0.250           0.016
6998560 SACRAMENTO           79.99                 0.250           0.016
6998561 SACRAMENTO           90.00          11     0.250           0.016
6998564 ALPHARETTA           75.98                 0.250           0.016
6998565 WOODCLIFF LAKE       80.00                 0.250           0.016
6998567 MADISON              74.99                 0.250           0.016
6998571 MERION               80.00                 0.250           0.016
6998572 MARLBORO TWP         60.00                 0.250           0.016
6998576 ANCHORAGE            95.00          33     0.250           0.016
6998580 CLAYTON              70.00                 0.250           0.016
6998582 MOUNT KISCO          94.98          17     0.250           0.016
6998587 COLORADO SPRINGS     79.39                 0.250           0.016
6998589 SAVANNAH             53.85                 0.250           0.016
6998590 ATLANTA              90.00          06     0.250           0.016
6998591 COAST (AREA)         90.00          33     0.250           0.016
6998593 FOUNTAIN VALLEY      90.00          13     0.250           0.016
6998595 SHERWOOD             69.96                 0.250           0.016
6998597 SHREWSBURY           80.00                 0.250           0.016
6998598 AUSTIN               90.00          33     0.250           0.016
6998605 FALLS CHURCH         80.00                 0.250           0.016
6998607 DARNESTOWN           73.17                 0.250           0.016
6998608 LINO LAKES           80.00                 0.250           0.016
6998610 EUGENE               90.00          06     0.250           0.016
6998611 TUCSON               75.00                 0.250           0.016
6998614 OLNEY                80.00                 0.250           0.016
6998615 SOUTH JORDAN         95.00          13     0.250           0.016
6998617 MAHWAH TOWNSHIP      75.00                 0.250           0.016
6998618 OMAHA                80.00                 0.250           0.016
6998619 SEATTLE              71.28                 0.250           0.016
6998620 ORANGE               80.00                 0.250           0.016
6998622 EASTHAMPTON          79.55                 0.250           0.016
6998624 SAN RAMON            77.04                 0.250           0.016
6998625 OCEANPORT            80.00                 0.250           0.016
6998626 HILTON HEAD ISLAN    80.00                 0.250           0.016
6998627 BERKELEY HEIGHTS     68.74                 0.250           0.016
6998628 WALNUT CREEK         69.17                 0.250           0.016
6998629 CHARLOTTE            79.46                 0.250           0.016
6998630 PORTLAND             71.79                 0.250           0.016
6998631 WOODBURY             90.00          01     0.250           0.016
6998632 ALPINE               90.00          33     0.250           0.016
6998633 EVERETT              68.89                 0.250           0.016
6998634 DEL MAR              80.00                 0.250           0.016
6998635 SAN FRANCISCO        70.00                 0.250           0.016
6998636 SAN LUIS OBISPO      80.00                 0.250           0.016
6998637 MENLO PARK           42.39                 0.250           0.016
6998639 SAN JOSE             80.00                 0.250           0.016
6998642 NORTH ANDOVER        90.00          11     0.250           0.016
6998643 ESCONDIDO            80.00                 0.250           0.016
6998645 SILVER SPRING        95.00          24     0.250           0.016
6998646 POTOMAC              58.16                 0.250           0.016
6998647 RIDGEWOOD            62.14                 0.250           0.016
6998648 NORTH CANTON         85.00          11     0.250           0.016
6998649 BIG SKY              80.00                 0.250           0.016
6998650 GRAND JUNCTION       80.00                 0.250           0.016
6998651 SHOREWOOD            72.86                 0.250           0.016
6998652 BLOOMINGTON          95.00          33     0.250           0.016
6998654 MESA                 62.35                 0.250           0.016
6998655 ATHENS               90.00          33     0.250           0.016
6998656 ESSEX FELLS          79.80                 0.250           0.016
6998661 EAST HANOVER TWP     80.00                 0.250           0.016
6998662 PARSIPPANY           69.12                 0.250           0.016
6998668 BRENTWOOD            75.00                 0.250           0.016
6998669 REDONDO BEACH        90.00          33     0.250           0.016
6998670 NORTH LAS VEGAS      70.00                 0.250           0.016
6998671 LOS ANGELES          89.62          24     0.250           0.016
6998674 LOS GATOS            80.00                 0.250           0.016
6998675 MORGAN HILL          79.99                 0.250           0.016
6998677 COLORADO SPRINGS     80.00                 0.250           0.016
6998679 CRANFORD             74.29                 0.250           0.016
6998680 CHAPEL HILL          62.07                 0.250           0.016
6998682 ANDOVER              60.00                 0.250           0.016
6998684 COUNCIL BLUFFS       69.70                 0.250           0.016
6998686 MINNEAPOLIS          44.64                 0.250           0.016
6998687 SHOREWOOD            48.26                 0.250           0.016
6998689 LITTLETON            80.00                 0.250           0.016
6998690 WASHINGTON           80.00                 0.250           0.016
6998691 ESCONDIDO            90.00          24     0.250           0.016
6998692 CHAPEL HILL          65.93                 0.250           0.016
6998694 MEMPHIS              80.00                 0.250           0.016
6998695 TONKA BAY            66.67                 0.250           0.016
6998697 ISSAQUAH             71.16                 0.250           0.016
6998698 BELLEVUE             67.39                 0.250           0.016
6998699 MAPLE VALLEY         84.50          06     0.250           0.016
6998703 SHERWOOD             80.00                 0.250           0.016
6998704 PARK CITY            90.00          33     0.250           0.016
6998706 GARDEN CITY          80.00                 0.250           0.016
6998708 BERLIN               90.00          13     0.250           0.016
6998711 SAN FRANCISCO        49.28                 0.250           0.016
6998712 LOS ANGELES          89.90          33     0.250           0.016
6998714 MOORPARK             94.99          17     0.250           0.016
6998715 ANAHEIM HILLS        79.99                 0.250           0.016
6998719 VALENCIA             89.90                 0.250           0.016
6998722 MAPLEWOOD            80.00                 0.250           0.016
6998723 COUPEVILLE           80.00                 0.250           0.016
6998724 CHAPEL HILL          67.78                 0.250           0.016
6998726 FAIRFAX STATION      80.00                 0.250           0.016
6998727 MEDINA               79.98                 0.250           0.016
6998756 FREMONT              79.77                 0.250           0.016
6998789 PARK CITY            77.22                 0.250           0.016
6998809 EDEN PRAIRIE         74.65                 0.250           0.016


COUNT:                   635
WAC:             8.136458417
WAM:             356.8463092
WALTV:           76.61068457

                                   EXHIBIT F-2


            [Schedule of Mortgage Loans Serviced by Norwest Mortgage
                            in Frederick, Maryland]

NASCOR
NMI / 1997-10  Exhibit F-2
20 & 30 YEAR FIXED RATE
NON-RELOCATION LOANS


(i)     (ii)                             (iii)    (iv)     (v)      (vi)    (vii)    (viii)   (ix)
-----   ------------------------  ------------- -------- -------- ---------------- -----------------------
                                                         NET                                      CUT-OFF
MORTGAGE                                        MORTGAGE MORTGAGE CURRENT   ORIGINAL   SCHEDULED  DATE
LOAN                              ZIP  PROPERTY INTEREST INTEREST MONTHLY   TERM TO    MATURITY   PRINCIPAL
NUMBER  CITY               STATE  CODE TYPE     RATE     RATE     PAYMENT   MATURITY   DATE       BALANCE
----------------------------------------------------------------- ---------------- -----------------------

4525578  BELLE MEAD        NJ    08502  SFD     8.000    7.734   $2,861.69   360   1-May-27 $389,474.88
4533509  MODESTO           CA    95355  SFD     9.000    8.734   $2,048.57   360   1-Apr-27 $254,179.66
4537033  FREEHOLD          NJ    07728  SFD     8.000    7.734   $1,981.17   360   1-Jun-27 $269,626.42
4538355  POUGHKEEPSIE      NY    12603  SFD     8.250    7.984   $2,103.55   360   1-Oct-26 $278,348.14
4540642  KINGS BEACH       CA    96143  SFD     8.250    7.984   $2,146.26   351   1-Sep-26 $283,806.24
4540859  SHINGLE SPRINGS   CA    95682  SFD     8.000    7.734   $2,345.54   354   1-Sep-26 $317,448.21
4543752  OMAHA             NE    68116  SFD     8.000    7.734   $2,905.71   360   1-May-27 $395,466.81
4544743  KENT              CT    06757  SFD     8.625    8.359   $1,890.03   360   1-Dec-26 $241,973.80
4544920  POUGHKEEPSIE      NY    12603  SFD     8.125    7.859   $1,596.37   360   1-Jul-27 $215,000.00
4545360  REHOBOTH          DE    19971  SFD     8.500    8.234     $692.03   360   1-Jun-27  $89,945.47
4545498  NEWBURGH          ME    04444  SFD     8.875    8.609     $843.39   360   1-Jun-27 $105,940.57
4545958  CLARK             NJ    07066  SFD     8.000    7.734   $1,750.03   360   1-Nov-26 $233,498.05
4546081  EUGENE            OR    97477  SFD     8.375    8.109   $2,470.24   360   1-Jun-27 $324,797.99
4548270  VIENNA            VA    22182  SFD     8.500    8.234   $3,031.06   360   1-May-27 $393,720.69
4550058  NEW ORLEANS       LA    70130  SFD     8.125    7.859   $1,811.69   360   1-Dec-26 $242,769.19
4551553  MANALAPAN         NJ    07728  SFD     7.500    7.234   $1,922.84   360   1-Jun-27 $274,795.91
4555821  CARSON CITY       NV    89703  SFD     8.250    7.984   $3,149.55   354   1-Dec-26 $417,321.45
4556947  NEW PROVIDENCE    NJ    07974  SFD     8.375    8.109   $1,307.32   360   1-Dec-26 $171,235.82
4559451  VERNON            NJ    07461  SFD     8.750    8.484   $1,976.20   360   1-May-27 $250,909.88
4561254  HONOLULU          HI    96816  MF2     7.625    7.359   $3,659.29   360   1-Jan-27 $514,675.94
4561364  BEL AIR           MD    21014  SFD     7.875    7.609   $2,231.76   360   1-Feb-27 $306,722.66
4563164  NEVADA CITY       CA    95959  SFD     7.875    7.609   $1,896.79   360   1-Dec-26 $260,219.17
4563220  LAS VEGAS         NV    89129  SFD     8.000    7.734   $1,701.97   360   1-Jan-27 $231,000.48
4564179  LIVERMORE         CA    94550  SFD     8.375    8.109   $2,310.62   360   1-Feb-27 $303,041.96
4564196  NORWALK           CT    06850  SFD     8.000    7.734   $3,125.84   360   1-May-27 $425,426.41
4564274  BELLAIRE          TX    77401  SFD     8.000    7.734   $1,951.82   360   1-Jun-27 $265,821.51
4564644  RENO              NV    89511  SFD     8.000    7.734   $3,668.82   360   1-Jun-27 $499,664.51
4564856  OAKLEY            UT    84061  SFD     8.000    7.734   $2,694.75   360   1-Jan-27 $365,746.63
4565388  COROLLA           NC    27927  SFD     8.250    7.984   $3,185.38   360   1-May-27 $423,457.38
4565533  DAYTON            OH    45414  SFD     8.625    8.359   $3,671.17   360   1-May-27 $471,440.66
4566310  WOODMERE          NY    11598  SFD     8.625    8.359   $2,087.20   360   1-Apr-27 $267,871.27
4566606  NEW YORK          NY    10021  HCO     8.250    7.984   $2,512.24   360   1-Jun-27 $334,186.76
4566805  WALNUT CREEK      CA    94598  SFD     8.375    8.109   $3,008.37   360   1-May-27 $395,306.26
4567512  GLEN MILLS        PA    19342  SFD     7.750    7.484   $2,507.45   360   1-Jun-27 $349,752.97
4567742  HOLMDEL           NJ    07733  SFD     8.250    7.984   $3,305.58   360   1-Jul-27 $440,000.00
4568294  NEEDHAM           MA    02192  SFD     7.750    7.484   $1,970.13   360   1-May-27 $274,610.58
4568416  COS COB           CT    06807  SFD     8.000    7.734   $2,935.06   360   1-Jun-27 $399,731.61
4568702  PLAINVIEW         NY    11803  SFD     8.625    8.359     $661.12   360   1-May-27  $84,899.28
4569156  CLARKSVILLE       MD    21029  SFD     7.750    7.484   $2,383.87   360   1-Jan-27 $331,317.90
4569195  OLNEY             MD    20832  PUD     7.750    7.484   $1,831.15   360   1-Jan-27 $253,990.86
4569468  CLAYTON           NC    27520  SFD     8.750    8.484   $1,266.59   360   1-Mar-27 $160,625.40
4569647  OLD WESTBURY      NY    11568  SFD     7.875    7.609   $2,537.75   360   1-May-27 $349,114.05
4569815  MIDWAY            UT    84049  SFD     8.375    8.109   $2,242.21   360   1-Mar-27 $294,258.86
4570146  SOUTHBURY         CT    06488  SFD     8.375    8.109   $1,812.78   360   1-May-27 $238,202.47
4570321  FRESNO            CA    93722  SFD     8.625    8.359   $2,040.53   360   1-Feb-27 $261,562.39
4570325  PELHAM MANOR      NY    10803  SFD     7.875    7.609   $2,453.64   360   1-Jun-27 $338,167.11
4570676  DURHAM            NC    27707  SFD     8.500    8.234   $2,264.46   360   1-May-27 $294,141.90
4570761  SOUTHLAKE         TX    76092  SFD     8.125    7.859   $1,906.74   360   1-Apr-27 $256,292.61
4570876  UNIVERSITY PLACE  WA    98466  SFD     8.125    7.859   $1,609.36   360   1-Feb-27 $216,031.43
4570879  SOUTHAMPTON       NY    11968  SFD     8.250    7.984   $2,336.44   360   1-Jul-27 $311,000.00
4571198  BELLINGHAM        WA    98226  SFD     8.125    7.859   $1,759.72   360   1-Jan-27 $236,053.92
4571281  HO-HO-KUS         NJ    07423  SFD     8.500    8.234   $1,814.64   360   1-May-27 $235,713.04
4571282  ORANGE            CA    92669  SFD     8.000    7.734   $1,624.56   360   1-Feb-27 $220,647.23
4571607  WINDHAM           NY    12496  PUD     8.750    8.484     $820.09   300   1-Apr-22  $99,425.43
4572684  MILLBURN TOWNSHIP NJ    07078  SFD     8.250    7.984   $5,258.87   360   1-May-27 $699,104.19
4572699  FREEHOLD          NJ    07728  SFD     7.875    7.609   $1,925.79   360   1-May-27 $265,233.22
4572715  EDINA             MN    55436  SFD     8.250    7.984   $1,953.30   360   1-Jun-27 $259,834.20
4572866  PLAINVIEW         NY    11803  SFD     8.375    8.109   $1,325.57   360   1-May-27 $174,182.44
4573278  HILLSBOROUGH TWP  NJ    08876  SFD     8.250    7.984   $1,772.99   360   1-Jun-27 $235,849.51
4573284  PALM BEACH        FL    33480  SFD     8.750    8.484   $2,395.51   360   1-Mar-27 $303,791.51
4573788  PEABODY           MA    01960  SFD     8.500    8.234   $1,722.37   360   1-Jun-27 $223,864.30
4573800  DENVER            CO    80210  SFD     8.500    8.234     $780.45   360   1-Feb-27 $101,188.15
4573845  QUEENS VILLAGE    NY    11428  SFD     8.750    8.484     $786.70   360   1-Apr-27  $99,826.14
4573928  RESTON            VA    22091  SFD     8.000    7.734   $1,731.69   360   1-Jun-27 $235,841.64
4574269  WILTON            CT    06897  SFD     8.250    7.984   $2,464.16   360   1-Jun-27 $327,790.84
4574479  ATLANTA           GA    30327  SFD     8.000    7.734   $2,553.50   360   1-May-27 $347,531.44
4574546  OAKLAND           CA    94611  SFD     8.125    7.859   $2,471.04   360   1-Jun-27 $332,582.29
4574562  LIVINGSTON        NJ    07039  SFD     8.000    7.734   $1,823.41   360   1-May-27 $248,165.41
4574711  LITTLE ROCK       AR    72211  SFD     8.000    7.734   $2,935.06   360   1-Apr-27 $398,988.11
4574881  LAKE OSWAGO       OR    97035  SFD     8.375    8.109   $2,166.21   360   1-May-27 $284,644.47
4575392  REDWOOD CITY      CA    94065  SFD     7.875    7.609   $2,888.68   360   1-May-27 $397,849.84
4575541  KATONAH           NY    10536  SFD     7.750    7.484   $1,577.19   360   1-Jun-27 $219,994.61
4575655  MILLSTONE         NJ    08535  SFD     8.000    7.734   $1,986.67   360   1-May-27 $270,385.45
         TOWNSHIP
4575813  SEAFORD           NY    11783  SFD     8.125    7.859     $944.46   360   1-May-27 $126,932.34
4576099  SINGER ISLAND     FL    33404  HCO     8.500    8.234   $2,422.08   360   1-Jun-27 $314,809.17
4576140  TURLOCK           CA    95380  SFD     7.750    7.484   $2,722.37   360   1-May-27 $377,455.41
4576366  BROOKLYN          NY    11219  MF2     8.750    8.484   $2,367.97   360   1-May-27 $300,652.38
4576417  SPARKS            NV    89434  SFD     8.000    7.734   $1,834.41   360   1-Apr-27 $249,493.41
4576464  EDMOND            OK    73003  SFD     8.000    7.734   $3,989.84   360   1-May-27 $543,017.89
4576503  LA CRESCENTA      CA    91214  SFD     8.375    8.109   $1,744.37   360   1-Mar-27 $227,964.52
4576506  LAKE GROVE        NY    11755  SFD     8.250    7.984     $631.06   360   1-May-27  $83,892.51
4576520  ANNAPOLIS         MD    21401  SFD     8.125    7.859   $3,125.91   360   1-May-27 $420,447.11
4576597  FISHERS           IN    46038  SFD     8.250    7.984   $2,050.96   360   1-May-27 $269,630.01
4576706  FARMINGDALE       NY    11735  SFD     7.625    7.359   $1,762.41   360   1-May-27 $248,519.51
4576723  PERRINEVILLE      NJ    08535  SFD     8.000    7.734   $2,178.55   360   1-May-27 $296,366.21
4576788  MARINA DEL REY    CA    90292  SFD     8.375    8.109   $1,520.15   360   1-Jun-27 $199,875.68
         AREA
4576803  EAST WILLISTON    NY    11596  SFD     8.500    8.234   $2,552.80   360   1-Jun-27 $331,798.87
4576838  EUGENE            OR    97405  SFD     8.000    7.734   $3,124.84   357   1-Feb-27 $424,415.04
4577103  BAYPORT           NY    11705  SFD     8.625    8.359   $2,240.04   360   1-Jun-27 $287,829.96
4577342  LANDENBERG        PA    19350  SFD     8.125    7.859   $1,829.51   360   1-May-27 $246,076.55
4577425  WEST MILFORD      NJ    07480  SFD     8.625    8.359   $1,039.13   360   1-May-27 $133,441.67
4577444  AMESBURY          MA    01913  SFD     8.750    8.484   $2,454.51   360   1-May-27 $311,639.67
4577447  NATICK            MA    01760  SFD     7.625    7.359   $1,769.48   360   1-May-27 $249,636.97
4577483  CARBONDALE        CO    81623  SFD     8.000    7.734   $1,822.68   360   1-May-27 $248,065.53
4577536  NEWBURY PARK      CA    91320  SFD     8.500    8.234   $1,743.90   360   1-May-27 $226,524.23
4577567  CENTERPORT        NY    11721  SFD     8.125    7.859   $2,111.67   360   1-Jun-27 $284,213.95
4577714  FOLSOM            CA    95630  SFD     7.875    7.609   $1,863.43   360   1-Apr-27 $256,465.91
4577733  SHAKOPEE          MN    55379  SFD     8.000    7.734   $2,923.32   360   1-May-27 $397,863.58
4577758  SOLANA BEACH      CA    92075  SFD     8.000    7.734   $3,375.32   360   1-May-27 $459,380.64
4577804  ATLANTA           GA    30338  SFD     7.875    7.609   $1,956.96   360   1-Apr-27 $269,339.10
4577806  ROLLING HILLS     CA    90274  SFD     7.750    7.484   $3,940.27   360   1-May-27 $549,221.12
         ESTATE
4577825  SHREWSBURY        MA    01545  SFD     8.375    8.109   $3,040.29   360   1-May-27 $399,501.02
4577914  MONTGOMERY        TX    77356  SFD     8.000    7.734   $1,901.92   360   1-Apr-27 $258,674.75
4577954  SCOTTSDALE        AZ    85255  SFD     8.000    7.734   $2,872.69   360   1-Apr-27 $390,706.67
4577979  MEREDITH          NH    03253  SFD     7.875    7.609   $2,900.28   360   1-May-27 $399,447.63
4578047  LEVITTOWN         NY    11756  SFD     7.875    7.609     $852.69   360   1-Jun-27 $117,519.06
4578154  TEWKSBURY         NJ    07830  SFD     8.125    7.859   $3,341.24   360   1-Apr-27 $449,110.92
         TOWNSHIP
4578411  WESTPORT          CT    06880  SFD     8.500    8.234   $2,754.25   360   1-Jun-27 $357,983.00
4578417  RENO              NV    89523  SFD     7.875    7.609   $1,645.91   360   1-Mar-27 $226,368.93
4578422  LAFAYETTE         CA    94549  SFD     8.125    7.859   $2,197.80   360   1-Feb-27 $295,017.29
4578430  SANTA CLARITA     CA    91350  SFD     8.250    7.984   $1,827.84   360   1-Feb-27 $242,513.50
4578462  ANAHEIM           CA    92808  SFD     8.000    7.734   $1,687.66   360   1-Mar-27 $229,123.82
4578468  HENDERSON         NV    89015  SFD     8.250    7.984   $1,662.18   360   1-Feb-27 $220,534.79
4578473  NORHT KINGSTOWN   RI    02852  SFD     7.750    7.484   $2,220.88   360   1-May-27 $309,560.99
4578484  STRATHAM          NH    03885  SFD     8.125    7.859   $1,775.32   360   1-May-27 $238,786.12
4578508  HUNTINGTOWN       MD    20639  SFD     8.250    7.984   $1,829.34   360   1-Mar-27 $242,872.45
4578543  BASKING RIDGE     NJ    07920  SFD     8.125    7.859   $2,114.64   360   1-May-27 $284,426.12
4578564  CITY ISLAND       NY    10464  SFD     8.875    8.609     $668.35   360   1-May-27  $83,905.45
4578662  POMONA            NY    10970  SFD     8.375    8.109   $1,824.18   360   1-May-27 $238,693.62
4578670  MOUNT KISCO       NY    10549  SFD     8.125    7.859   $4,677.74   360   1-May-27 $629,172.97
4578783  OCEANSIDE         NY    11572  SFD     8.500    8.234     $953.45   360   1-May-27 $123,648.52
4578888  SUMMIT            NJ    07901  SFD     8.000    7.734   $2,260.00   360   1-May-27 $307,585.29
4578949  BELMONT           CA    94002  SFD     8.250    7.984   $2,585.86   360   1-May-27 $342,276.64
4578990  GALVESTON         TX    77554  SFD     8.500    8.234   $3,072.58   360   1-May-27 $399,114.13
4579018  SAINT LOUIS       MO    63122  SFD     8.375    8.109   $1,778.57   360   1-May-27 $233,708.10
4579025  TRABUCO CANYON    CA    92679  SFD     8.250    7.984   $2,482.94   360   1-Apr-27 $329,863.39
4579066  WASHINGTON        NJ    07675  SFD     8.375    8.109   $2,341.03   360   1-Jun-27 $307,808.55
         TOWNSHIP
4579147  THE BOROUGH OF    NJ    08859  LCO     8.875    8.609   $1,256.33   360   1-May-27 $157,722.30
         SAYREVILLE
4579190  NEWTON            MA    02161  SFD     7.500    7.234   $2,462.35   360   1-Apr-27 $351,371.04
4579229  PATCHOGUE         NY    11772  SFD     8.125    7.859     $696.09   360   1-May-27  $93,626.94
4579252  MAHWAH            NJ    07436  LCO     7.875    7.609     $919.76   360   1-May-27 $126,674.82
4579255  HOPEWELL TOWNSHIP NJ    08525  SFD     8.875    8.609   $1,257.12   360   1-May-27 $157,822.19
4579259  LAWRENCE          NY    11559  SFD     7.750    7.484   $4,298.47   360   1-Jun-27 $599,576.53
4579309  LOMPOC            CA    93436  SFD     8.125    7.859   $2,227.50   360   1-Jun-27 $299,803.75
4579311  MONROE            CT    06468  SFD     7.750    7.484   $1,855.51   360   1-Jun-27 $258,817.20
4579328  SANTA MONICA      CA    90403  SFD     8.000    7.734   $4,109.09   360   1-May-27 $559,245.98
4579349  LOS ANGELES       CA    91403  LCO     8.750    8.484     $547.55   360   1-Jun-27  $69,559.95
4579436  POMPTON PLAINS    NJ    07444  SFD     8.750    8.484   $1,227.26   360   1-May-27 $155,719.10
4579450  LOUISVILLE        KY    40207  SFD     8.125    7.859   $2,041.87   360   1-Apr-27 $269,422.80
4579495  WINDERMERE        FL    34786  SFD     8.250    7.984   $2,112.94   360   1-May-27 $280,890.07
4579496  POTOMAC           MD    20854  SFD     8.375    8.109   $4,940.47   360   1-May-27 $649,189.16
4579509  BETHESDA          MD    20816  SFD     8.250    7.984   $3,425.78   360   1-May-27 $455,416.44
4579531  HUNTINGTON        NY    11746  SFD     8.625    8.359     $466.68   360   1-Jun-27  $59,964.57
         STATION
4579542  HATTIESBURG       MS    39402  SFD     7.750    7.484   $1,791.03   360   1-Jun-27 $249,823.55
4579579  MASSAPEQUA        NY    11758  SFD     8.375    8.109   $1,877.38   360   1-Jun-27 $246,846.47
4579687  BEDFORD           NY    10506  SFD     7.875    7.609   $1,848.93   360   1-Jun-27 $254,824.51
4579721  DULUTH            GA    30155  SFD     7.750    7.484   $3,116.40   360   1-Jun-27 $434,692.97
4579834  BROOKVILLE        NY    11545  SFD     8.125    7.859   $3,482.32   360   1-Jun-27 $468,693.20
4579957  HERNDON           VA    20170  SFD     7.875    7.609   $1,876.12   360   1-May-27 $258,392.69
4580078  SARASOTA          FL    34241  SFD     8.375    8.109   $2,234.62   360   1-Jun-27 $293,817.26
4580104  AUSTIN            TX    78746  SFD     8.250    7.984   $3,681.21   360   1-May-27 $489,372.93
4580144  MONSEY            NY    10952  SFD     8.500    8.234   $2,422.08   360   1-May-27 $314,616.99
4580145  FAIRFAX STATION   VA    22039  SFD     7.875    7.609   $2,356.48   360   1-Jun-27 $324,776.33
4580293  MOKENA            IL    60448  SFD     8.000    7.734   $1,831.48   360   1-Jun-27 $249,432.52
4580332  ANNAPOLIS         MD    21401  SFD     7.750    7.484   $2,471.62   360   1-Feb-27 $343,664.08
4580340  FOOTHILL RANCH    CA    92610  SFD     8.125    7.859   $1,897.82   360   1-Mar-27 $254,924.40
         AREA
4580355  FANWOOD           NJ    07023  SFD     8.375    8.109   $1,724.61   360   1-Jun-27 $226,758.96
4580424  PLAINVIEW         NY    11803  SFD     8.750    8.484   $1,282.33   360   1-Jun-27 $162,906.21
4580427  BETHESDA          MD    20817  SFD     8.250    7.984   $4,545.16   360   1-May-27 $603,985.79
4580432  COROLLA           NC    27948  SFD     8.375    8.109   $1,824.17   360   1-Jun-26 $237,977.48
4580458  GREAT FALLS       VA    22066  SFD     8.000    7.734   $3,075.95   360   1-Jun-27 $418,918.72
4580461  RANCHO PALOS      CA    90274  SFD     8.125    7.859   $2,643.29   360   1-May-27 $355,532.68
         VERDES
4580463  DALTON            GA    30720  SFD     7.750    7.484   $2,220.88   360   1-Feb-27 $307,928.48
4580518  LONGWOOD          FL    32751  SFD     7.875    7.609   $2,128.81   360   1-May-27 $293,194.55
4580592  SPRING GROVE      IL    60081  SFD     8.250    7.984   $2,087.77   360   1-Feb-27 $277,001.70
4580632  VIRGINIA BEACH    VA    23451  SFD     8.000    7.734   $2,348.05   360   1-May-27 $319,569.14
4580665  MARIETTA          GA    30062  SFD     8.000    7.734   $1,746.73   360   1-Apr-27 $237,567.61
4580683  SUMMERLAND KEY    FL    33043  SFD     7.750    7.484   $1,970.13   360   1-May-27 $274,610.57
4580813  SOUTHAMPTON       NY    11968  SFD     8.000    7.734   $1,614.29   360   1-Jun-27 $219,852.38
4580861  WOODMERE          NY    11598  SFD     8.250    7.984   $1,886.81   360   1-May-27 $250,428.60
4580865  MILL CREEK        WA    98012  SFD     7.875    7.609   $1,629.59   360   1-Jun-27 $224,595.33
4580868  OAKLAND           NJ    07436  SFD     8.250    7.984   $1,292.18   360   1-May-27 $171,679.20
4580893  VIRGINIA BEACH    VA    23452  SFD     8.125    7.859   $2,375.99   360   1-May-27 $319,579.94
4580899  VIRGINIA BEACH    VA    23452  SFD     8.000    7.734   $2,935.06   360   1-May-27 $399,461.43
4580934  SCOTTSDALE        AZ    85262  SFD     8.625    8.359   $1,641.14   360   1-May-27 $208,742.76
4580987  TEANECK           NJ    07666  SFD     8.000    7.734   $1,766.91   360   1-Jun-27 $240,638.42
4581031  ARDSLEY           NY    10502  SFD     8.375    8.109   $1,319.49   360   1-May-27 $173,383.43
4581048  CORTLANDT MANOR   NY    10566  SFD     8.375    8.109   $1,927.54   360   1-Jun-27 $253,442.38
4581067  SPRING            TX    77379  SFD     8.500    8.234     $719.71   360   1-Apr-27  $93,428.66
4581157  LEXINGTON         MA    02173  SFD     8.125    7.859   $1,811.70   360   1-May-27 $243,679.68
4581170  AMBLER            PA    19002  SFD     8.250    7.984   $1,660.30   360   1-May-27 $220,717.19
4581192  ALTON             OK    74331  LCO     7.875    7.609   $2,588.50   360   1-Jun-27 $356,754.31
4581224  DARIEN            CT    06820  SFD     8.875    8.609   $2,173.71   360   1-May-27 $272,892.53
4581249  BERNARDS TOWNSHIP NJ    07920  SFD     8.000    7.734   $3,118.50   360   1-Apr-27 $424,138.78
4581334  MILTON            DE    19968  SFD     8.750    8.484   $1,911.69   360   1-May-27 $242,719.36
4581464  TIGARD            OR    97224  SFD     8.125    7.859   $1,856.24   360   1-Jun-27 $249,836.47
4581467  BOULDER           CO    80304  SFD     8.250    7.984   $1,806.80   360   1-Apr-27 $240,036.74
4581478  PHOENIX           AZ    85045  PUD     8.000    7.734   $1,792.95   360   1-Jun-27 $244,186.05
4581487  MAHOMET           IL    61853  SFD     8.375    8.109   $2,654.55   360   1-May-27 $348,814.34
4581560  LANDENBERG        PA    19350  SFD     7.875    7.609   $2,095.46   360   1-Jun-27 $288,801.10
4581563  SOUTH JORDAN      UT    84095  SFD     8.125    7.859   $1,908.22   360   1-May-27 $256,662.63
4581593  WOODLAND HILLS    CA    91367  SFD     8.250    7.984   $1,930.38   360   1-May-27 $256,621.17
4581600  COTO DE CAZA      CA    92679  SFD     8.000    7.734   $2,201.30   360   1-Jun-27 $299,798.70
4581677  LAS VEGAS         NV    89117  SFD     7.875    7.609   $1,770.62   360   1-Mar-27 $243,521.13
4581694  HOLLIS HILLS      NY    11364  SFD     8.125    7.859   $1,232.55   360   1-Jun-27 $165,891.41
4581735  SEATTLE           WA    98112  SFD     8.250    7.984   $1,831.21   360   1-Jun-27 $243,594.57
4581768  MILL VALLEY       CA    94941  SFD     8.000    7.734   $3,155.19   360   1-Jun-27 $429,711.48
4581789  ALAMEDA           CA    94501  SFD     8.125    7.859   $1,930.49   360   1-Jun-27 $259,829.93
4581803  NORWOOD           NJ    07648  LCO     8.375    8.109   $2,037.00   360   1-Jun-27 $267,833.42
4581812  PORTLAND          OR    97219  SFD     8.250    7.984   $1,935.26   360   1-Apr-27 $257,038.64
4581822  ISLAND PARK       NY    11558  SFD     8.000    7.734   $2,410.42   360   1-Jun-27 $328,279.58
4581868  WEST RIVER        MD    20778  SFD     8.250    7.984   $1,968.32   360   1-May-27 $261,664.71
4581911  WEST LINN         OR    97068  SFD     7.875    7.609   $1,809.05   360   1-May-27 $249,155.46
4581923  SAN ANTONIO       TX    78250  PUD     7.500    7.234     $419.74   360   1-Apr-27  $59,895.51
4581947  LUTZ              FL    33549  SFD     8.250    7.984   $2,204.97   360   1-Apr-27 $292,934.67
4581973  ALPHARETTA        GA    30202  SFD     7.750    7.484   $1,812.53   360   1-Jun-27 $252,821.43
4581985  TROY              MI    48098  SFD     8.125    7.859   $1,819.12   360   1-May-27 $244,496.27
4582007  BERWYN            PA    19312  SFD     8.000    7.734   $2,348.05   360   1-Jun-27 $319,785.28
4582023  NEWPORT BEACH     CA    92660  PUD     8.125    7.859   $2,691.56   360   1-May-27 $362,024.13
4582092  SCOTTSDALE        AZ    85259  SFD     8.375    8.109   $2,432.24   360   1-Apr-27 $319,399.11
4582105  AMARILLO          TX    79124  SFD     7.875    7.609   $2,101.26   360   1-Apr-27 $289,197.73
4582134  NORTHRIDGE        CA    91326  SFD     8.375    8.109   $1,877.38   360   1-May-27 $246,672.54
4582210  SEWELL            NJ    08080  SFD     8.250    7.984   $1,990.86   360   1-Mar-27 $264,317.06
4582214  N. POTOMAC        MD    20878  SFD     7.750    7.484   $3,277.59   360   1-May-27 $456,852.11
4582248  MARLBOROUGH       MA    01752  SFD     8.125    7.859   $1,737.45   360   1-Jun-27 $233,846.92
4582279  LA PALMA          CA    90623  SFD     8.750    8.484   $1,942.37   360   1-May-27 $246,614.42
4582337  DACULA            GA    30211  SFD     8.250    7.984   $1,893.19   360   1-Jun-27 $251,839.31
4582345  BLUFFTON          OH    45817  SFD     8.375    8.109   $3,563.22   360   1-May-27 $468,215.19
4582366  TARZANA           CA    91356  SFD     8.875    8.609   $2,219.85   360   1-Apr-27 $278,527.29
4582382  ALPHARETTA        GA    30201  SFD     8.000    7.734   $1,650.97   360   1-Apr-27 $224,544.06
4582385  SEDONA            AZ    86351  SFD     8.125    7.859   $2,969.99   360   1-Jun-27 $399,738.34
4582412  RANCHO PALOS      CA    90275  SFD     8.125    7.859   $3,274.42   360   1-Apr-27 $440,128.68
         VERDES
4582498  BOISE             ID    83702  SFD     7.875    7.609   $2,537.74   360   1-May-27 $349,516.69
4582535  UPPER DARBY       PA    19082  SFD     8.250    7.984     $691.17   360   1-Apr-27  $91,822.78
4582554  DIX HILLS         NY    11746  SFD     8.250    7.984   $1,379.33   360   1-Jun-27 $183,482.92
4582636  BROKEN ARROW      OK    74012  SFD     8.250    7.984   $3,666.18   360   1-May-27 $487,375.50
4582642  SHREWSBURY        NJ    07702  SFD     8.000    7.734   $2,195.80   360   1-Jun-27 $299,049.20
4582684  LOS ANGELES       CA    90049  SFD     8.250    7.984   $3,035.12   360   1-May-27 $403,482.99
4582693  FRANKLIN          MA    02038  SFD     7.875    7.609   $1,798.18   360   1-May-27 $247,642.53
4582775  LEONARDTOWN       MD    20650  SFD     8.125    7.859   $1,930.50   360   1-Jun-27 $259,829.92
4582872  SIMI VALLEY       CA    93063  SFD     8.375    8.109   $1,720.43   360   1-May-27 $226,066.02
4582904  ACTON             MA    01720  SFD     7.625    7.359   $1,951.81   240   1-Jun-17 $239,573.19
4582933  MILLSTONE         NJ    08691  SFD     7.625    7.359   $1,769.48   360   1-Jun-27 $249,819.06
         TOWNSHIP
4582935  BURKE             VA    22015  SFD     8.125    7.859   $1,653.92   360   1-May-27 $222,356.90
4582954  NORTHPORT         NY    11768  SFD     8.250    7.984   $1,664.81   360   1-Jun-27 $221,458.69
4582971  HUNTINGTON BEACH  CA    92649  SFD     8.875    8.609   $1,806.52   360   1-Jun-27 $226,547.70
4582991  WINCHESTER        MA    01890  SFD     8.375    8.109   $4,180.40   360   1-Jun-27 $549,658.14
4583023  CRYSTAL LAKE      IL    60014  SFD     8.375    8.109   $2,485.44   360   1-May-27 $326,592.08
4583038  TEMPE             AZ    85284  PUD     8.500    8.234   $2,016.09   360   1-Jun-27 $262,041.16
4583068  SEA GIRT          NJ    08750  SFD     8.625    8.359   $2,479.20   360   1-May-27 $318,372.28
4583121  CHERRY HILL       NJ    08003  PUD     8.250    7.984     $655.10   360   1-Jun-27  $87,144.40
         TOWNSHIP
4583204  SUGAR GROVE       IL    60554  SFD     7.000    6.734   $2,827.54   360   1-Jun-27 $424,651.63
4583228  COON RAPIDS       MN    55433  SFD     8.125    7.859   $1,930.50   360   1-May-27 $259,658.69
4583235  SCARSDALE         NY    10583  SFD     8.250    7.984   $3,080.19   360   1-Jun-27 $409,738.56
4583245  SEATTLE           WA    98166  SFD     8.000    7.734   $1,687.66   360   1-Apr-27 $229,462.70
4583246  PELHAM MANOR      NY    10803  SFD     8.000    7.734   $1,834.42   360   1-Jun-27 $249,832.25
4583304  FOLSOM            CA    95630  SFD     8.375    8.109   $2,164.31   360   1-May-27 $284,394.78
4583320  VALPARAISO        IN    46383  SFD     8.250    7.984   $2,486.70   360   1-May-27 $330,576.40
4583321  MINNETONKA        MN    55345  SFD     8.125    7.859   $2,041.87   360   1-Jun-27 $274,820.11
4583344  WEST COVINA       CA    91791  SFD     8.250    7.984   $2,704.56   360   1-May-27 $359,539.30
4583350  JERICHO           NY    11753  LCO     8.875    8.609   $2,195.98   360   1-Jun-27 $275,845.27
4583351  CENTERPORT        NY    11721  SFD     8.625    8.359   $1,820.03   360   1-Jun-27 $233,861.85
4583471  PLAINVIEW         NY    11803  SFD     8.125    7.859   $1,930.50   360   1-Jun-27 $259,829.92
4583484  TULSA             OK    74104  SFD     8.250    7.984   $2,332.53   240   1-May-17 $272,845.90
4583504  FORT LEE          NJ    07024  HCO     8.125    7.859     $594.00   360   1-Jun-27  $79,947.67
4583517  SAN JOSE          CA    95132  SFD     8.500    8.234   $2,618.16   360   1-Jun-27 $340,293.71
4583540  FAIRHAVEN         NJ    07704  SFD     8.125    7.859   $1,707.00   360   1-Jun-27 $229,748.90
4583549  MALIBU            CA    90265  SFD     8.875    8.609   $7,956.45   360   1-May-27 $998,874.62
4583656  SAN LUIS OBISPO   CA    93401  SFD     8.000    7.734   $1,834.42   360   1-May-27 $249,663.38
4583675  MODESTO           CA    95355  SFD     8.250    7.984   $1,788.01   360   1-Jun-27 $237,848.24
4583768  CHESAPEAKE        VA    23321  SFD     8.000    7.734   $1,834.42   360   1-Jun-27 $249,832.25
4583770  ORLANDO           FL    32835  SFD     8.250    7.984   $2,072.37   360   1-May-27 $275,396.30
4583777  SAN CARLOS        CA    94070  SFD     7.875    7.609   $3,322.63   360   1-May-27 $457,617.21
4583790  BIRMINGHAM        AL    35216  SFD     8.375    8.109   $1,862.18   360   1-May-27 $244,694.37
4583797  PORTLAND          OR    97210  SFD     7.875    7.609   $1,812.67   360   1-May-27 $249,654.79
4583809  BELLINGHAM        WA    98226  SFD     7.500    7.234   $1,924.24   360   1-May-27 $274,790.24
4583963  KEW GARDENS       NY    11415  SFD     8.125    7.859   $2,542.31   360   1-Jun-27 $342,176.02
4583991  BOCA RATON        FL    33433  PUD     8.250    7.984     $604.77   360   1-Dec-26  $80,133.17
4584010  MERRICK           NY    11566  SFD     8.375    8.109   $1,368.13   360   1-May-27 $179,775.46
4584048  BOCA RATON        FL    33432  HCO     8.450    8.184   $1,530.75   360   1-Jan-27 $199,252.44
4584065  JUNO BEACH        FL    33408  LCO     8.150    7.884     $719.69   360   1-Jan-27  $96,315.92
4584079  DELRAY BEACH      FL    33444  SFD     7.900    7.634     $799.49   360   1-Jan-27 $109,540.55
4584087  SAN JOSE          CA    95127  SFD     8.100    7.834   $1,177.79   360   1-Jan-27 $158,362.07
4584101  RICHARDSON        TX    75080  SFD     7.950    7.684     $474.69   360   1-Jan-27  $64,017.98
4584152  FORT MYERS        FL    33908  SFD     8.150    7.884     $864.82   360   1-Jan-27 $115,738.46
4584166  ALEXANDRIA        VA    22304  SFD     8.750    8.484   $3,146.81   360   1-Mar-27 $399,069.32
4584167  HONOLULU          HI    96817  SFD     8.125    7.859   $3,608.54   360   1-Apr-27 $485,039.79
4584209  CORAL SPRINGS     FL    33067  SFD     8.150    7.884     $967.53   360   1-Nov-26 $129,306.77
4584217  YONKERS           NY    10701  SFD     8.450    8.184   $1,163.37   360   1-Nov-26 $151,237.10
4584228  SAN RAMON         CA    94583  PUD     7.900    7.634   $1,275.55   360   1-Jan-27 $174,766.98
4584247  BRADENTON         FL    34203  MF2     8.500    8.234     $374.47   360   1-Jan-27  $48,519.76
4584269  CORDOVA           TN    38018  SFD     8.250    7.984   $1,851.13   360   1-May-27 $246,084.66
4584336  BROOKLYN          NY    11210  SFD     8.000    7.734   $2,274.68   360   1-Jul-27 $310,000.00
4584338  SAN DIEGO         CA    92104  SFD     8.450    8.184     $857.22   360   1-Nov-26 $111,437.88
4584343  MOUNTAIN VIEW     CA    94043  SFD     8.000    7.734   $1,678.12   360   1-Jan-27 $227,763.79
4584359  DIX HILLS         NY    11746  SFD     8.050    7.784   $1,010.04   360   1-Jan-27 $136,444.78
4584366  PORT CHARLOTTE    FL    33948  SFD     7.950    7.684     $585.69   360   1-Jan-27  $79,868.36
4584372  WEST ISLIP        NY    11795  SFD     8.400    8.134   $1,142.76   360   1-Jan-27 $149,388.19
4584426  MT. JULIET        TN    37122  SFD     8.250    7.984   $2,028.42   360   1-May-27 $269,654.48
4584431  GARDEN GROVE      CA    92641  SFD     8.000    7.734     $863.65   360   1-Dec-26 $116,914.14
4584455  PAUPACK           PA    18451  SFD     7.750    7.484   $2,794.01   360   1-Jun-27 $389,724.74
4584465  CARLSBAD          CA    92009  SFD     8.000    7.734   $1,650.97   360   1-May-27 $224,697.05
4584473  LIVERMORE         CA    94550  SFD     8.100    7.834     $860.75   360   1-Dec-26 $115,654.25
4584507  BOULDER CITY      NV    89005  SFD     8.250    7.984   $1,983.35   360   1-Jun-27 $263,831.65
4584514  BIRMINGHAM        AL    35244  SFD     8.250    7.984   $2,404.05   360   1-May-27 $319,590.50
4584518  CHAPPAQUA         NY    10514  SFD     8.250    7.984   $2,253.80   360   1-Jun-27 $299,808.70
4584551  SOUTH HAMPTON     NY    11969  SFD     8.125    7.859   $2,338.87   360   1-May-27 $314,586.49
4584677  GULF SHORES       AL    36542  SFD     8.250    7.984   $2,253.80   360   1-May-27 $299,616.08
4584727  EVESHAM TWP       NJ    08053  SFD     8.625    8.359   $1,127.80   360   1-May-27 $144,426.72
4584737  LAGUNA NIGUEL     CA    92677  SFD     7.750    7.484   $3,223.86   360   1-May-27 $449,362.73
4584748  GLEN COVE         NY    11542  SFD     8.750    8.484   $1,164.32   360   1-Jun-27 $147,914.85
4584755  MIDVALE           UT    84047  SFD     8.750    8.484   $1,805.08   348   1-Apr-26 $227,364.72
4584757  LIVERMORE         CA    94550  SFD     8.500    8.234   $2,306.74   360   1-May-27 $299,635.23
4584803  FOLSOM            CA    95630  SFD     8.250    7.984   $1,983.34   360   1-May-27 $263,662.16
4584810  CLARKSVILLE       MD    21029  SFD     8.250    7.984   $2,028.42   360   1-May-27 $269,654.48
4584826  CABOT             AR    72073  SFD     8.125    7.859   $1,744.87   360   1-Jun-27 $234,846.28
4584832  MANCHESTER        MO    63021  SFD     8.375    8.109   $2,128.21   360   1-May-27 $279,650.70
4584841  NASHVILLE         TN    37215  SFD     8.000    7.734   $1,614.29   360   1-May-27 $219,703.77
4584857  ANAHEIM           CA    92807  SFD     8.125    7.859   $1,692.90   360   1-Jun-27 $227,850.85
4584917  NEW CANAAN        CT    06840  SFD     8.250    7.984   $2,629.44   360   1-May-27 $349,288.24
4584926  SALEM             OR    97306  SFD     8.375    8.109   $3,762.36   360   1-Jun-27 $494,692.33
4584928  FAIRFAX           VA    22031  SFD     8.000    7.734   $2,119.12   360   1-Jun-27 $288,606.21
4584931  NEW ROCHELLE      NY    10804  SFD     8.000    7.734   $1,981.17   360   1-Jun-27 $269,818.83
4584996  UNIVERSITY PARK   TX    75225  SFD     7.875    7.609   $2,893.03   360   1-May-27 $398,449.02
4585059  CORONA            CA    91719  PUD     8.500    8.234   $1,968.42   360   1-Jun-27 $255,844.91
4585122  WILLMINGTON       NC    28409  SFD     8.000    7.734   $2,201.30   360   1-Jul-27 $300,000.00
4585212  LAPINE            OR    97739  SFD     8.500    8.234     $565.92   360   1-Jun-27  $73,555.41
4585226  YORBA LINDA       CA    92886  SFD     8.000    7.734   $2,377.40   360   1-May-27 $323,546.12
4585308  WINCHESTER        MA    01890  SFD     8.375    8.109   $1,976.19   360   1-May-27 $259,675.66
4585388  CULVER CITY       CA    90232  SFD     8.125    7.859   $1,737.45   360   1-Jun-27 $233,846.92
4585397  ATLANTA           GA    30318  SFD     8.000    7.734   $2,017.85   360   1-Jun-27 $274,815.48
4585472  MEDFORD           OR    97504  SFD     8.375    8.109   $2,660.26   360   1-May-27 $349,563.38
4585473  WESTON            CT    06883  SFD     8.125    7.859   $2,376.00   360   1-Jul-27 $320,000.00
4585479  HOLLYWOOD         FL    33019  SFD     8.250    7.984   $2,629.44   360   1-Jun-27 $349,776.81
4585481  LAFAYETTE         CA    94549  SFD     8.250    7.984   $2,217.74   360   1-May-27 $294,822.23
4585486  TEMECULA          CA    92590  SFD     8.750    8.484   $2,407.31   360   1-May-27 $305,646.60
4585490  BENBROOK          TX    76132  SFD     8.500    8.234   $1,230.26   360   1-May-27 $159,805.46
4585515  GREAT FALLS       VA    22066  SFD     8.000    7.734   $3,375.32   360   1-May-27 $459,380.64
4585567  NORFOLK           VA    23507  SFD     8.250    7.984   $2,524.26   360   1-May-27 $335,570.01
4585699  COLUMBIAVILLE     NY    12050  SFD     8.625    8.359     $808.91   360   1-Jun-27 $103,938.59
4585719  KITTY HAWK        NC    27949  SFD     8.375    8.109     $661.27   360   1-May-27  $86,891.46
4585747  YORBA LINDA       CA    92886  SFD     7.600    7.334   $1,779.31   360   1-Feb-27 $251,071.76
4585751  EUGENE            OR    97401  SFD     8.750    8.484   $2,124.10   360   1-Jun-27 $269,844.65
4585770  FREMONT           CA    94539  SFD     7.875    7.609   $4,350.42   360   1-Jun-27 $599,587.08
4585830  SANTA BARBARA     CA    93103  SFD     8.750    8.484   $1,250.86   360   1-May-27 $158,816.37
4585835  ZION              IL    60099  SFD     8.050    7.784     $911.99   360   1-Jan-27 $123,198.64
4585843  MIAMI             FL    33176  SFD     8.300    8.034     $301.92   360   1-Feb-27  $39,871.98
4585858  MADISON           MS    39110  SFD     8.250    7.984   $1,676.83   360   1-May-27 $222,914.36
4585917  NEWTOWN TOWNSHIP  PA    19073  SFD     8.375    8.109   $1,900.19   360   1-May-27 $249,673.10
4585920  PORT CHARLOTTE    FL    33948  SFD     8.100    7.834     $488.90   360   1-Feb-27  $65,780.06
4585926  WELLINGTON        FL    33414  SFD     8.300    8.034   $1,499.76   360   1-Feb-27 $198,064.17
4585945  SARASOTA          FL    34236  MF2     8.650    8.384     $280.65   360   1-Feb-27  $35,892.71
4585971  SYRACUSE          NY    13219  SFD     8.750    8.484     $397.67   240   1-May-17  $44,860.40
4585996  HILLSBOROUGH      CA    94010  SFD     8.250    7.984   $5,709.63   360   1-Feb-27 $757,543.30
4586005  CHICAGO           IL    60641  SFD     8.125    7.859   $3,341.24   360   1-Jun-27 $449,705.63
4586010  SARATOGA          CA    95070  SFD     8.250    7.984   $4,507.30   360   1-May-27 $599,192.22
4586027  LAUDERHILL        FL    33351  HCO     8.700    8.434     $270.19   360   1-Feb-27  $34,398.22
4586034  WHITE PLAINS      NY    10607  SFD     7.800    7.534   $1,065.41   360   1-Feb-27 $147,476.19
4586069  MODESTO           CA    95357  SFD     8.500    8.234   $2,645.06   360   1-Jun-27 $343,791.61
4586075  NEWNAN            GA    30265  SFD     8.125    7.859   $1,686.96   360   1-May-27 $226,901.74
4586081  BOTHELL           WA    98011  SFD     8.250    7.984   $1,742.94   360   1-Jun-27 $231,852.06
4586083  NOVATO            CA    94947  SFD     7.650    7.384   $1,901.50   360   1-Feb-27 $266,009.83
4586084  MILWAUKIE         OR    97267  SFD     7.875    7.609   $1,863.43   360   1-Apr-27 $256,465.91
4586087  SAN JOSE          CA    95125  SFD     8.000    7.734   $3,668.83   360   1-Apr-27 $498,986.80
4586096  SARASOTA          FL    34239  SFD     8.100    7.834     $566.68   360   1-Feb-27  $76,245.06
4586163  HALLANDALE        FL    33009  HCO     8.450    8.184     $459.23   360   1-Feb-27  $59,813.74
4586168  MEMPHIS           TN    38120  SFD     8.625    8.359   $4,375.07   360   1-May-27 $561,833.40
4586173  IRVINE            CA    92620  PUD     8.375    8.109   $1,638.34   360   1-May-27 $215,281.10
4586207  EVERETT           WA    98203  SFD     8.375    8.109   $1,824.17   360   1-May-27 $239,700.62
4586215  SCOTTSDALE        AZ    85254  SFD     8.250    7.984   $1,697.79   360   1-Jun-27 $225,845.89
4586221  MILL CREEK        WA    98012  SFD     7.625    7.359   $1,794.26   360   1-Jul-27 $253,500.00
4586249  PHOENIX           AZ    85016  SFD     8.375    8.109   $2,394.23   360   1-May-27 $314,607.05
4586252  MAHWAH            NJ    07430  SFD     8.875    8.609   $4,296.49   360   1-May-27 $539,392.28
4586262  GREENVILLE        NC    27858  SFD     7.875    7.609   $1,885.18   360   1-Jun-27 $259,821.07
4586270  ALPHARETTA        GA    30202  SFD     7.875    7.609   $1,819.92   360   1-May-27 $250,503.40
4586272  DARLINGTON        MD    21034  SFD     7.875    7.609   $1,653.16   360   1-May-27 $227,685.15
4586274  VIRGINIA BEACH    VA    23451  LCO     8.500    8.234     $249.90   360   1-Jun-27  $32,480.31
4586276  ALEXANDRIA        VA    22312  SFD     7.625    7.359   $2,011.55   360   1-May-27 $283,787.30
4586280  RESTON            VA    20194  SFD     8.500    8.234   $1,730.06   360   1-May-27 $224,726.41
4586291  MECHANICSVILLE    VA    23111  SFD     8.250    7.984   $1,855.63   360   1-May-27 $246,583.22
4586296  ALBANY            OR    97321  SFD     8.250    7.984   $1,722.65   360   1-May-27 $229,006.57
4586330  PURCELLVILLE      VA    20132  SFD     8.000    7.734   $1,725.81   360   1-Jun-27 $235,042.19
4586339  PLANTATION        FL    33322  SFD     8.300    8.034     $377.40   360   1-Feb-27  $49,839.96
4586340  CUPERTINO         CA    95014  SFD     8.150    7.884   $1,302.44   360   1-Feb-27 $174,422.73
4586341  CHICAGO           IL    60645  LCO     8.500    8.234     $239.14   360   1-Jan-27  $30,682.14
4586357  ORANGE            CA    92869  SFD     8.350    8.084   $2,784.51   360   1-Feb-27 $366,036.88
4586358  COCONUT CREEK     FL    33066  HCO     8.150    7.884     $357.24   360   1-Jan-27  $47,809.34
4586362  MISSION VIEJO     CA    92692  SFD     7.750    7.484   $2,069.00   360   1-Feb-27 $287,767.59
4586364  COMPTON           CA    90221  SFD     8.500    8.234     $553.62   360   1-May-27  $71,912.45
4586375  STUART            FL    34997  SFD     8.350    8.084     $394.33   360   1-Feb-27  $51,835.24
4586413  WESTOVER          AL    35043  SFD     8.375    8.109   $2,280.22   360   1-May-27 $299,625.76
4586430  SAN MARINO        CA    91108  SFD     8.250    7.984   $1,690.35   360   1-Jun-27 $224,856.53
4586441  HOLLYWOOD         FL    33021  SFD     8.300    8.034     $910.28   360   1-Dec-26 $120,043.98
4586452  PORT JEFFERSON    NY    11776  SFD     8.000    7.734     $934.82   360   1-Jun-27 $127,314.51
4586460  APOPKA            FL    32712  SFD     8.500    8.234   $1,843.48   360   1-May-27 $238,955.15
4586562  MINNETRISTA       MN    55364  SFD     8.375    8.109   $1,687.33   360   1-Dec-23 $214,847.12
4586572  LOS ANGELES       CA    90043  SFD     8.250    7.984   $1,926.62   360   1-May-27 $256,121.82
4586573  BRANCHBURG        NJ    08876  SFD     8.125    7.859   $1,670.62   360   1-Jun-27 $224,852.82
4586575  FOUNTAIN HILLS    AZ    85268  SFD     8.625    8.359   $1,944.48   360   1-Jun-27 $249,852.40
4586627  FULLERTON         CA    92835  SFD     8.500    8.234   $2,257.53   360   1-Jun-27 $293,422.14
4586758  MONTEREY PARK     CA    91754  SFD     8.125    7.859   $1,871.10   360   1-Jun-27 $251,835.15
4586759  MONROE            CT    06468  SFD     8.250    7.984   $1,998.37   360   1-May-27 $265,619.24
4586763  SANTA MONICA      CA    90403  LCO     8.500    8.234   $1,833.86   360   1-Jun-27 $238,355.51
4586783  BOULDER           CO    80301  SFD     8.375    8.109   $1,862.18   360   1-Jun-27 $244,847.72
4586789  ALEXANDRIA        VA    22304  PUD     8.500    8.234   $1,833.86   360   1-May-27 $238,210.00
4586802  LYNBROOK          NY    11563  SFD     8.375    8.109   $1,125.67   360   1-Jul-27 $148,100.00
4586803  UPPER SADDLE      NJ    07458  SFD     8.750    8.484   $6,937.13   240   1-May-17 $782,564.81
         RIVER
4586811  LOCUST VALLEY     NY    11560  SFD     8.375    8.109   $1,781.61   360   1-Jun-27 $234,254.31
4586835  CLARKSBURG        NJ    08510  SFD     8.250    7.984   $1,652.79   360   1-Jun-27 $219,859.71
4586843  OLD HICKORY       TN    37138  SFD     8.500    8.234   $1,840.01   360   1-May-27 $238,972.15
4586874  FOUNTAIN HILLS    AZ    85268  SFD     9.125    8.859   $2,183.39   360   1-Jun-27 $268,207.19
4586880  FALLS CHURCH      VA    22044  SFD     7.750    7.484   $1,791.03   360   1-May-27 $249,645.97
4586893  PASADENA AREA     CA    91107  SFD     8.375    8.109   $2,394.23   360   1-Apr-27 $314,408.52
4587000  EUGENE            OR    97401  SFD     8.125    7.859   $5,791.48   360   1-Jun-27 $779,489.77
4587002  CHERRY HILL       NJ    08003  SFD     8.375    8.109   $1,744.37   360   1-Apr-27 $228,867.65
4587072  WESTFIELD         NJ    07090  SFD     8.500    8.234   $2,166.03   360   1-May-27 $281,357.48
4587181  HAPPY VALLEY      OR    97015  SFD     8.500    8.234   $2,583.55   360   1-May-27 $335,591.46
4587183  WESTERVILLE       OH    43082  SFD     8.750    8.484   $1,770.08   360   1-Jun-27 $224,870.55
4587191  WASHINGTON        DC    20009  SFD     7.500    7.234   $1,901.87   360   1-May-27 $271,595.00
4587240  INDIANAPOLIS      IN    46220  SFD     8.625    8.359   $1,866.70   360   1-May-27 $239,715.58
4587265  CLINTON TOWNSHIP  NJ    08833  SFD     8.500    8.234   $1,986.10   360   1-May-27 $257,701.94
4587293  NAUGATUCK         CT    06770  SFD     8.875    8.609   $5,688.87   360   1-Jun-27 $714,599.15
4587325  GLENVIEW          IL    60025  SFD     8.375    8.109   $3,112.50   360   1-May-27 $408,989.16
4587336  PROVIDENCE        UT    84332  SFD     8.500    8.234   $1,818.49   360   1-May-27 $236,212.42
4587436  BEDFORD           NY    10506  SFD     8.750    8.484   $3,127.14   360   1-Jun-27 $397,271.30
4587464  PORT ORCHARD      WA    98366  SFD     8.250    7.984   $1,990.86   360   1-Apr-27 $264,489.55
4587656  WOODBURY          MN    55125  SFD     8.125    7.859   $1,900.80   360   1-Jun-27 $255,832.53
4587685  CENTREVILLE       VA    20120  SFD     8.625    8.359   $2,310.04   360   1-Jun-27 $296,824.65
4587731  BURLINGAME        CA    94010  LCO     8.000    7.734     $953.90   360   1-Feb-27 $129,557.99
4587840  HOUSTON           TX    77025  SFD     7.750    7.484   $1,985.89   360   1-May-27 $276,807.46
4587875  FOSTER CITY       CA    94404  LCO     8.500    8.234   $2,152.96   360   1-May-27 $279,659.54
4587883  QUIOGUE           NY    11978  SFD     8.500    8.234   $1,753.13   360   1-Jun-27 $227,861.87
4587912  EAST SANDWICH     MA    02537  SFD     8.250    7.984   $2,216.24   360   1-Jun-27 $294,811.89
4587962  TRABUCO CANYON    CA    92679  SFD     8.500    8.234   $2,275.21   360   1-May-27 $295,540.23
         AREA
4587966  SOUTH SALEM       NY    10590  SFD     9.000    8.734   $1,004.17   360   1-May-27 $124,663.15
4588015  BROOKLYN          NY    11225  SFD     8.625    8.359   $1,905.58   360   1-May-27 $244,709.68
4588085  PRAIRIEVILLE      LA    70769  SFD     8.750    8.484   $1,218.60   360   1-May-27 $149,884.86
4588088  CONWAY            AR    72032  SFD     8.500    8.234   $1,678.54   360   1-May-27 $218,034.56
4588096  HICKORY HILLS     IL    60457  SFD     8.500    8.234   $1,972.26   360   1-May-27 $256,188.12
4588110  MIDDLETOWN        NJ    07748  SFD     8.250    7.984   $2,366.49   360   1-Jul-27 $315,000.00
4588311  GREAT FALLS       VA    22066  SFD     8.000    7.734   $4,769.47   360   1-Jun-27 $649,563.86
4588362  ENCINITAS         CA    92024  SFD     8.375    8.109   $2,479.74   360   1-May-27 $325,843.01
4588367  MENLO PARK        CA    94025  SFD     8.375    8.109   $3,420.33   360   1-May-27 $449,438.64
4588377  MIAMI BEACH       FL    33141  LCO     8.750    8.484     $267.48   360   1-May-27  $33,960.73
4588436  GREELEY           CO    80631  SFD     8.375    8.109   $2,204.21   360   1-May-27 $289,638.23
4588465  LEWES             DE    19958  SFD     8.250    7.984   $2,030.68   360   1-Apr-27 $269,779.33
4588528  FREEPORT          NY    11520  SFD     7.750    7.484     $644.78   360   1-Jun-27  $89,936.47
4588640  LYNBROOK          NY    11563  SFD     8.500    8.234     $990.36   360   1-Jun-27 $128,721.97
4588676  OLYMPIA           WA    98502  SFD     8.125    7.859   $1,637.21   360   1-Jun-27 $220,355.76
4588702  GREENSBORO        NC    27455  SFD     8.250    7.984   $1,973.21   360   1-Jun-27 $262,482.51
4588777  ARRINGTON         TN    37014  SFD     8.750    8.484   $2,393.15   360   1-Jun-27 $304,024.98
4588800  PALISADES PARK    NJ    07650  LCO     8.875    8.609   $1,511.73   360   1-May-27 $189,786.17
4588801  ALPHARETTA        GA    30202  SFD     7.625    7.359   $2,239.46   360   1-May-27 $315,940.54
4588821  EDEN              UT    84310  SFD     8.500    8.234   $1,741.59   360   1-May-27 $226,224.59
4588866  ARDSLEY           NY    10502  SFD     8.375    8.109   $1,805.18   360   1-Jun-27 $237,352.37
4588947  EDMOND            OK    73003  SFD     8.500    8.234   $3,217.90   360   1-May-27 $417,991.15
4588959  CHAPPAQUA         NY    10514  LCO     8.500    8.234   $1,722.37   360   1-May-27 $223,727.64
4588981  BOWIE             MD    20720  SFD     7.750    7.484   $1,966.56   360   1-May-27 $274,111.26
4589001  WESTLAKE VILLAGE  CA    91362  SFD     8.250    7.984   $2,554.31   360   1-Jun-27 $339,783.19
4589062  THE WOODLANDS     TX    77382  SFD     8.375    8.109   $2,432.24   360   1-Jun-27 $319,801.09
4589141  WEST LINN         OR    97068  SFD     8.250    7.984   $2,369.49   360   1-Jun-27 $315,198.89
4589142  GREENWICH         CT    06830  SFD     8.000    7.734   $5,503.24   360   1-Jun-27 $749,496.76
4589157  SAN RAFAEL        CA    94901  PUD     8.125    7.859   $1,848.82   360   1-May-27 $248,673.13
4589171  BRADENTON         FL    34209  LCO     8.250    7.984     $317.79   360   1-Feb-27  $41,998.12
4589175  HONOLULU          HI    96816  SFD     7.875    7.609   $3,806.62   360   1-Jul-27 $525,000.00
4589185  EDISON            NJ    08820  SFD     8.875    8.609   $2,138.70   360   1-Jun-27 $268,649.30
4589189  WILLIAMS          OR    97544  SFD     8.375    8.109   $2,774.27   360   1-Jun-27 $364,773.13
4589195  FORT SALONGA      NY    11768  SFD     8.375    8.109   $1,884.98   360   1-Jun-27 $247,845.85
4589200  EL CAJON          CA    92019  SFD     8.250    7.984   $1,690.35   360   1-Apr-27 $224,566.62
4589241  LITTLE ROCK       AR    72211  SFD     8.500    8.234   $1,860.77   360   1-May-27 $241,705.76
4589244  FENWICK ISLAND    DE    19944  SFD     8.375    8.109     $608.06   360   1-May-27  $79,900.20
4589248  MOUNT PLEASANT    SC    29464  SFD     8.750    8.484     $906.28   360   1-Jun-27 $115,133.72
4589283  FLAGSTAFF         AZ    86001  SFD     8.125    7.859   $1,967.62   360   1-Jun-27 $264,826.65
4589286  GOODLETTSVILLE    TN    37072  SFD     8.000    7.734   $2,201.30   360   1-May-27 $299,596.06
4589333  SCOTTSDALE        AZ    85255  SFD     8.500    8.234   $4,997.94   360   1-Jun-27 $649,606.23
4589339  MAPLE VALLEY      WA    98038  SFD     7.875    7.609   $2,117.20   360   1-May-27 $291,596.78
4589344  LAFAYETTE         CO    80026  SFD     8.000    7.734   $2,130.85   360   1-May-27 $290,009.00
4589401  NANUET            NY    10954  SFD     8.100    7.834     $956.31   360   1-Dec-26 $128,493.64
4589413  LA MESA           CA    91941  SFD     8.375    8.109   $2,052.20   360   1-May-27 $269,663.18
4589428  MORROW            OH    45152  SFD     8.375    8.109   $2,436.54   354   1-Oct-26 $318,521.01
4589505  FORT LAUDERDALE   FL    33316  HCO     8.600    8.334     $873.02   360   1-Jan-27 $112,092.08
4589521  MURRIETA          CA    92562  SFD     8.250    7.984     $525.89   360   1-Feb-27  $69,773.70
4589557  ORINDA            CA    94563  SFD     7.950    7.684   $3,885.11   360   1-Feb-27 $530,172.91
4589575  TUCSON            AZ    85718  SFD     8.250    7.984   $2,471.67   360   1-May-27 $328,578.97
4589576  FALLBROOK         CA    92028  SFD     8.100    7.834     $629.64   360   1-Feb-27  $84,716.75
4589697  CHULA VISTA       CA    91910  SFD     8.500    8.234   $1,668.55   360   1-May-27 $216,736.13
4589858  ATASCADERO        CA    93422  SFD     8.200    7.934     $950.40   360   1-Mar-27 $126,769.10
4589879  DALLAS            TX    75214  SFD     8.150    7.884     $462.93   360   1-Mar-27  $62,036.39
4589882  SAN JOSE          CA    95128  SFD     8.375    8.109   $2,303.02   360   1-Jun-27 $302,811.67
4589899  BERKELEY          CA    94708  SFD     8.450    8.184   $2,152.23   360   1-Dec-26 $278,864.36
4589914  OAK PARK          CA    91301  PUD     7.850    7.584     $882.47   360   1-Jan-27 $121,485.33
4589933  HOUSTON           TX    77077  SFD     8.200    7.934     $961.62   360   1-Feb-27 $128,180.04
4589981  SAN DIEGO         CA    92131  LCO     8.000    7.734     $631.78   360   1-Jan-27  $85,721.01
4590002  MODESTO           CA    95351  SFD     8.250    7.984     $4,394.91 360   1-May-27 $584,251.37
4590060  CUPERTINO         CA    95014  PUD     8.450    8.184   $2,025.18   360   1-Apr-27 $264,110.71
4590082  HUNTINGTON WOODS  MI    48070  SFD     8.625    8.359   $1,734.47   360   1-Jun-27 $222,868.35
4590086  SAN JOSE          CA    95125  SFD     7.850    7.584   $2,206.18   360   1-Apr-27 $304,362.94
4590100  BELLEVUE          WA    98007  SFD     8.000    7.734   $2,017.86   360   1-Feb-27 $274,064.97
4590108  LITTLE FALLS      NJ    07424  SFD     8.625    8.359     $408.34   360   1-Jun-27  $52,469.00
4590128  WINCHESTER        MA    01890  SFD     8.250    7.984   $3,155.32   360   1-Jun-27 $419,732.18
4590135  ANAHEIM           CA    92807  SFD     8.125    7.859   $1,574.09   360   1-Apr-27 $211,310.71
4590148  SOUTH RIDING      VA    20152  SFD     7.875    7.609   $1,347.90   360   1-May-27 $185,643.30
4590171  GAHANNA           OH    43230  SFD     8.375    8.109   $1,732.96   360   1-May-27 $227,715.59
4590180  SCOTTSDALE        AZ    85331  SFD     8.250    7.984   $1,960.81   360   1-Apr-27 $260,497.26
4590195  PHOENIX           AZ    85013  SFD     8.000    7.734   $1,598.14   360   1-Apr-27 $217,358.66
4590206  FREEHOLD          NJ    07728  SFD     8.375    8.109   $2,386.63   360   1-May-27 $313,294.57
4590227  BOUNTIFUL         UT    84010  SFD     8.625    8.359   $2,216.71   360   1-Jun-27 $282,288.98
4590250  HIGHLAND          MD    20777  SFD     8.625    8.359   $2,473.37   360   1-May-27 $317,623.17
4590254  MARIETTA          GA    30067  SFD     8.500    8.234   $3,075.66   360   1-May-27 $399,513.63
4590269  MARTINEZ          CA    94553  SFD     8.500    8.234   $2,041.47   360   1-May-27 $265,177.17
4590278  SOLANA BEACH      CA    92075  SFD     8.500    8.234   $2,633.53   360   1-May-27 $342,083.55
4590290  FORT COLLINS      CO    80524  SFD     8.375    8.109   $1,884.98   360   1-Jun-27 $247,845.85
4590322  SOUTHINGTON       CT    06489  SFD     8.250    7.984   $1,712.89   360   1-Jun-27 $227,854.61
4590339  PALO ALTO         CA    94303  SFD     7.875    7.609   $3,625.35   360   1-May-27 $499,309.54
4590342  READINGTON        NJ    08889  SFD     8.500    8.234   $3,460.12   360   1-Jul-27 $450,000.00
4590396  PORT REPUBLIC     NJ    08241  SFD     8.750    8.484     $605.76   360   1-May-27  $76,911.08
4590449  CHICAGO           IL    60647  SFD     8.625    8.359   $1,909.48   360   1-Jun-27 $245,355.05
4590464  MERIDIAN          ID    83642  SFD     8.250    7.984   $2,253.80   360   1-May-27 $299,616.08
4590468  ALEXANDRIA        VA    22311  PUD     7.750    7.484   $1,854.79   360   1-May-27 $258,533.36
4590533  ALPHARETTA        GA    30201  SFD     7.875    7.609   $2,033.82   360   1-May-27 $280,112.65
4590542  BOWLING GREEN     KY    42103  SFD     7.875    7.609   $3,625.35   360   1-May-27 $499,309.54
4590555  STAMFORD          CT    06905  SFD     8.500    8.234   $1,771.58   360   1-May-27 $230,115.66
4590574  COOPER CITY       FL    33026  SFD     8.875    8.609     $910.22   360   1-May-27 $114,271.25
4590652  SALT LAKE CITY    UT    84121  SFD     8.375    8.109   $2,121.52   360   1-May-27 $278,771.80
4590720  SALT LAKE CITY    UT    84121  SFD     8.375    8.109   $2,660.26   360   1-May-27 $349,563.38
4590731  DRIPPING SPRINGS  TX    78620  SFD     8.625    8.359     $858.68   360   1-Jun-27 $110,334.82
4590761  PORTLAND          OR    97229  SFD     8.250    7.984   $3,606.08   360   1-May-27 $479,385.74
4590781  MEDFORD           OR    97501  SFD     7.875    7.609   $2,537.75   360   1-May-27 $349,516.67
4590849  MASSAPEQUA        NY    11758  SFD     8.625    8.359   $2,862.27   360   1-Jul-27 $368,000.00
4591042  VALLEY STREAM     NY    11580  SFD     7.625    7.359   $1,301.21   240   1-Jun-17 $159,715.46
4591082  SADDLE BROOK      NJ    07662  LCO     8.750    8.484     $944.05   360   1-May-27 $119,861.40
4591085  DARIEN            CT    06820  SFD     8.000    7.734   $2,384.74   360   1-Jun-27 $324,781.93
4591091  EUGENE            OR    97405  SFD     8.500    8.234   $2,577.40   360   1-May-27 $334,792.42
4591098  MERCER ISLAND     WA    98040  SFD     8.375    8.109   $3,959.98   360   1-May-27 $520,350.08
4591121  GLEN ELLYN        IL    60137  SFD     8.375    8.109   $2,310.62   360   1-Jun-27 $303,811.05
4591159  ATLANTA           GA    30327  SFD     8.000    7.734   $3,133.18   360   1-Jul-27 $427,000.00
4591212  RIPON             CA    95366  SFD     8.125    7.859   $1,811.69   360   1-Jun-27 $243,840.39
4591229  SALT LAKE CITY    UT    84106  SFD     8.250    7.984     $691.17   360   1-May-27  $91,882.26
4591239  TEMPE             AZ    85284  SFD     8.375    8.109   $2,536.75   360   1-Jun-27 $333,542.55
4591297  ARGYLE            TX    76226  SFD     8.250    7.984   $2,022.41   360   1-May-27 $268,855.50
4591302  OCEANSIDE         NY    11572  SFD     8.500    8.234   $1,906.91   360   1-Jun-27 $247,849.76
4591316  WHITTIER          CA    90603  SFD     8.250    7.984   $1,956.30   360   1-May-27 $260,056.99
4591334  SAN ANTONIO       TX    78229  SFD     8.375    8.109   $3,283.52   360   1-May-27 $431,461.09
4591338  BASKING RIDGE     NJ    07920  SFD     7.875    7.609   $2,001.20   360   1-Jun-27 $275,810.05
4591382  BRONXVILLE        NY    10708  SFD     8.000    7.734   $1,650.98   360   1-Jun-27 $224,849.02
4591402  SAUGUS            CA    91350  SFD     8.625    8.359   $1,835.58   360   1-May-27 $235,720.34
4591439  HIGHLAND PARK     NJ    08904  SFD     8.250    7.984   $1,983.35   360   1-Jun-27 $263,831.65
4591504  DAVIE             FL    33328  SFD     8.000    7.734   $1,203.38   360   1-Mar-27 $163,555.39
4591510  REDWOOD CITY      CA    94061  SFD     8.500    8.234   $2,691.20   360   1-Apr-27 $349,359.38
4591513  WYCOMBE           PA    18980  SFD     8.500    8.234     $615.13   360   1-Jun-27  $79,951.54
4591641  HURST             TX    76054  SFD     8.500    8.234     $607.44   360   1-May-27  $78,903.94
4591647  PARK CITY         UT    84098  SFD     7.750    7.484   $2,441.53   360   1-May-27 $340,317.39
4591733  SANTA CRUZ        CA    95062  SFD     8.250    7.984   $2,253.80   360   1-Jun-27 $299,808.70
4591737  SNOHOMISH         WA    98290  SFD     8.375    8.109   $1,874.34   360   1-May-27 $246,292.37
4591800  CARBONDALE        CO    81623  SFD     8.375    8.109   $3,990.38   360   1-Jun-27 $524,673.68
4591838  ROCKLIN           CA    95765  SFD     8.375    8.109   $2,188.25   360   1-May-27 $287,540.86
4591850  EVERETT           WA    98203  SFD     8.375    8.109   $1,805.17   360   1-Jun-27 $237,352.38
4591872  MORTON            IL    61550  SFD     8.500    8.234   $1,862.70   360   1-Jun-27 $242,103.24
4591907  PORTLAND          OR    97229  SFD     8.625    8.359   $2,333.37   360   1-May-27 $299,644.49
4591908  COLORADO SPRINGS  CO    80921  SFD     8.375    8.109   $1,634.16   360   1-May-27 $214,731.80
4591918  LOS ANGELES       CA    90065  SFD     8.375    8.109   $1,854.58   360   1-May-27 $243,695.62
4591923  FLOWER MOUND      TX    75028  SFD     8.500    8.234     $944.23   360   1-May-27 $122,650.68
4591948  MATTITUCK         NY    11952  SFD     8.750    8.484   $1,298.06   360   1-Jul-27 $165,000.00
4592006  MOUNT PLEASANT    SC    29464  SFD     8.875    8.609   $1,654.95   360   1-Jun-27 $207,883.38
4592039  WESTERN SPRINGS   IL    60558  SFD     8.875    8.609   $2,028.90   360   1-Jun-27 $254,857.04
4592123  ENCINITAS         CA    92024  SFD     8.375    8.109   $2,280.22   360   1-May-27 $299,625.76
4592146  PEMBROKE PINES    FL    33027  SFD     8.625    8.359   $1,773.37   360   1-Jun-27 $227,865.38
4592311  ROBBINSVILLE      NJ    08691  SFD     8.875    8.609   $1,933.42   360   1-Jun-27 $242,863.77
4592350  PELHAM            AL    35124  SFD     8.375    8.109   $1,763.37   360   1-Jun-27 $231,855.80
4592436  ROCHESTER         MN    55902  SFD     8.375    8.109   $1,780.85   360   1-Jun-27 $234,154.37
4592511  BUENO PARK        CA    90621  SFD     8.500    8.234   $1,722.37   360   1-May-27 $223,727.64
4592587  FAIRFAX           VA    22030  SFD     8.250    7.984   $1,891.32   360   1-May-27 $251,427.82
4592620  RALEIGH           NC    27613  SFD     8.250    7.984   $1,938.27   360   1-Jun-27 $257,835.48
4592643  SOUTH OGDEN       UT    84403  SFD     8.375    8.109   $2,804.67   360   1-Jun-27 $368,770.64
4592808  WOLVERINE LAKE    MI    48390  SFD     8.625    8.359   $1,890.03   360   1-Jun-27 $242,856.53
4592868  PEMBROKE PINES    FL    33027  SFD     8.750    8.484     $654.14   360   1-May-27  $83,053.97
4592890  EDEN PRAIRIE      MN    55347  SFD     8.375    8.109   $2,493.04   360   1-Jun-27 $327,796.13
4592951  SOUTHLAKE         TX    76092  SFD     8.375    8.109   $1,824.18   360   1-Jul-27 $240,000.00
4592953  SANTA BARBARA     CA    93105  SFD     7.500    7.234   $1,573.24   360   1-Jul-27 $225,000.00
4592999  SEASIDE           OR    97138  SFD     8.625    8.359   $2,100.04   360   1-May-27 $269,680.03
4593004  FAIR OAKS RANCH   TX    78006  SFD     8.625    8.359   $2,520.04   360   1-May-27 $323,616.05
4593084  NORTH HOLLYWOOD   CA    91602  LCO     8.625    8.359   $1,556.21   360   1-Jun-27 $199,961.87
4593142  HENDERSON         NV    89014  SFD     8.250    7.984   $3,125.27   360   1-May-27 $415,467.64
4593264  HOUSTON           TX    77024  SFD     8.125    7.859   $2,702.32   360   1-Jun-27 $363,711.92
4593311  LLOYD NECK        NY    11743  SFD     8.500    8.234   $4,428.95   360   1-Jun-27 $575,651.05
4593331  LIVERMORE         CA    94550  SFD     8.250    7.984   $1,670.82   360   1-Jun-27 $222,258.18
4593396  LOS ANGELES       CA    90066  SFD     8.500    8.234   $1,993.03   360   1-May-27 $258,725.57
4593410  NEW YORK          NY    10038  HCO     8.250    7.984   $1,825.58   360   1-Jun-27 $242,845.05
4593528  SNOHOMISH         WA    98290  SFD     8.125    7.859   $1,657.25   360   1-Jun-27 $223,054.00
4593534  RICHARDSON        TX    75080  SFD     8.500    8.234   $2,306.75   360   1-Jun-27 $299,818.25
4593579  BARRINGTON        RI    02806  SFD     8.750    8.484   $2,035.59   360   1-Jun-27 $258,601.13
4593589  CLYDE HILL        WA    98004  SFD     7.750    7.484   $2,149.24   360   1-May-27 $299,575.15
4593633  SARATOGA          CA    95070  SFD     7.875    7.609   $1,711.17   360   1-Jun-27 $235,837.58
4593648  PRESCOTT          AZ    86301  SFD     8.500    8.234   $2,229.85   360   1-May-27 $289,647.39
4593650  ROCKPORT          TX    76264  SFD     8.500    8.234     $826.17   240   1-Jun-17  $95,048.16
4593657  WAINSCOTT         NY    11975  SFD     8.625    8.359   $1,493.36   360   1-Jun-27 $191,886.64
4593702  KAILUA            HI    96734  SFD     8.000    7.734   $2,854.35   360   1-Jun-27 $388,738.98
4593755  LONG BEACH        CA    90807  SFD     8.625    8.359   $2,030.04   360   1-Jun-27 $260,845.90
4593864  LOS ANGELES       CA    90077  PUD     8.625    8.359   $3,556.06   360   1-May-27 $456,658.19
4593899  ANNAPOLIS         MD    21401  HCO     7.875    7.609     $874.80   360   1-May-27 $120,483.39
4593913  GROTON            MA    01450  SFD     8.625    8.359   $2,023.04   360   1-May-27 $259,791.75
4593918  WYCKOFF           NJ    07481  SFD     7.875    7.609   $1,914.19   360   1-Jul-27 $264,000.00
4593921  KITTY HAWK        NC    27949  LCO     8.500    8.234     $547.47   360   1-Jun-27  $71,156.86
4593944  EAST PATCHOGUE    NY    11772  SFD     8.875    8.609   $2,005.03   360   1-Jun-27 $249,340.23
4593954  CLEARWATER        FL    34615  SFD     9.250    8.984   $2,344.63   360   1-May-27 $284,602.58
4594022  WESTPORT          CT    06880  SFD     8.250    7.984   $3,395.73   360   1-Jul-27 $452,000.00
4594034  NORTH SALT LAKE   UT    84054  SFD     8.625    8.359   $2,439.93   360   1-May-27 $313,328.25
4594091  FAIRFAX STATION   VA    22039  SFD     8.375    8.109   $2,420.07   360   1-Jun-27 $318,202.10
4594113  FULSHEAR          TX    77441  SFD     8.125    7.859   $1,975.05   360   1-Jun-27 $265,825.99
4594129  BELLEVUE          WA    98008  SFD     8.125    7.859   $2,227.50   360   1-Jun-27 $299,803.75
4594201  ALPHARETTA        GA    30202  SFD     8.000    7.734   $1,900.82   360   1-May-27 $258,299.87
4594244  MESA              AZ    85002  SFD     8.500    8.234     $461.35   360   1-May-27  $59,927.04
4594246  SCOTTSDALE        AZ    85258  LCO     8.500    8.234   $1,968.42   360   1-May-27 $255,688.72
4594286  LOS ALTOS         CA    94024  SFD     8.125    7.859   $2,227.50   360   1-Jul-27 $300,000.00
4594399  NAPLES            FL    34108  SFD     8.375    8.109   $3,739.56   360   1-Jun-27 $491,694.19
4594439  FORT SALONGA      NY    11768  SFD     8.375    8.109   $1,877.38   360   1-Jul-27 $247,000.00
4594465  HOUSTON           TX    77069  SFD     8.375    8.109   $2,067.40   360   1-Jun-27 $271,830.93
4594495  EDISON TWP        NJ    08820  LCO     9.000    8.734     $482.78   360   1-May-27  $59,934.19
4594548  SUN VALLEY        ID    83354  SFD     8.250    7.984   $1,765.48   360   1-May-27 $234,699.26
4594568  NEW MILFORD       NJ    07646  SFD     8.500    8.234   $1,845.39   360   1-Jun-27 $239,854.61
4594582  EAGLE VAIL        CO    81620  SFD     8.375    8.109   $1,892.58   360   1-Jun-27 $248,845.23
4594604  ZIONSVILLE        IN    46077  SFD     8.500    8.234   $2,053.00   360   1-Jun-27 $266,838.25
4594661  SAN JOSE          CA    95131  LCO     8.625    8.359     $852.46   360   1-May-27 $109,470.11
4594662  WESTWOOD          MA    02090  SFD     8.000    7.734   $1,834.42   360   1-Jul-27 $250,000.00
4594682  BAYSIDE           NY    11360  SFD     8.250    7.984   $1,878.17   360   1-Jun-27 $249,840.58
4594706  REMSENBURG        NY    11960  SFD     8.000    7.734   $3,301.94   360   1-Jun-27 $449,698.06
4594868  MASSAPEQUA        NY    11758  SFD     8.375    8.109   $2,280.22   360   1-Jun-27 $299,813.53
4594873  SPICEWOOD         TX    78669  SFD     8.000    7.734   $1,924.30   360   1-May-27 $261,896.90
4594882  FARMINGTON HILLS  MI    48335  SFD     8.125    7.859   $1,817.26   360   1-Jun-27 $244,589.90
4594897  BEAVERTON         OR    97007  SFD     8.625    8.359     $995.58   360   1-May-27 $127,848.30
4594905  FAIRFIELD         CT    06430  SFD     7.750    7.484   $2,005.95   360   1-May-27 $279,603.49
4594907  NEWTOWN           CT    06470  SFD     8.375    8.109   $1,869.78   360   1-May-27 $245,693.13
4594916  LAGUNA BEACH      CA    92651  SFD     8.000    7.734   $1,823.50   360   1-May-27 $248,178.40
4594921  UPLAND            CA    91784  SFD     8.250    7.984   $1,803.04   360   1-May-27 $239,692.87
4595025  SAN RAFAEL        CA    94903  SFD     7.375    7.109   $3,094.23   360   1-Jun-27 $447,659.10
4595037  FREMONT           CA    94539  SFD     8.125    7.859   $1,989.90   360   1-Jun-27 $267,824.68
4595046  MIAMI BEACH       FL    33139  LCO     8.750    8.484     $353.23   360   1-Jun-27  $44,874.17
4595114  POTOMAC           MD    20854  SFD     7.750    7.484   $1,970.14   360   1-Jun-27 $274,805.90
4595190  HERCULES          CA    94547  SFD     8.500    8.234   $2,000.71   360   1-May-27 $259,882.85
4595354  COUPEVILLE        WA    98239  SFD     7.750    7.484   $1,919.98   360   1-Jun-27 $267,810.85
4595358  AROMAS            CA    95004  SFD     8.500    8.234   $2,445.14   360   1-Jun-27 $317,807.36
4595387  MYRTLE BEACH      SC    29572  SFD     8.500    8.234     $384.46   360   1-May-27  $49,939.20
4595394  STUART            FL    34996  LCO     8.875    8.609   $2,386.93   360   1-May-27 $299,662.40
4595568  HUNTINGTON BEACH  CA    92648  SFD     8.250    7.984   $2,146.37   360   1-Jun-27 $285,517.82
4595670  SOUTH SAN         CA    94080  SFD     8.000    7.734   $1,761.04   360   1-Jul-27 $240,000.00
         FRANCISCO
4595693  LONG BEACH        CA    90803  SFD     8.250    7.984   $2,475.43   360   1-Jun-27 $329,289.88
4595706  SUMMIT            NJ    07901  SFD     8.375    8.109   $1,748.17   360   1-Jun-27 $229,857.03
4595801  WOODBURY          NY    11797  SFD     8.375    8.109   $3,040.29   360   1-Jun-27 $399,751.38
4595802  COTO DE CAZA      CA    92679  PUD     8.125    7.859   $4,157.99   360   1-Jun-27 $559,633.68
4595813  AURORA            CO    80014  SFD     7.750    7.484   $1,970.13   360   1-May-27 $274,610.58
4595844  WASHINGTON        DC    20008  SFD     8.500    8.234   $2,688.12   360   1-Jun-27 $349,388.21
4595848  BETHESDA          MD    20814  SFD     7.750    7.484   $1,805.36   360   1-Jun-27 $251,822.14
4595867  STAMFORD          CT    06903  SFD     8.375    8.109   $2,584.25   360   1-Jun-27 $339,788.67
4595869  MONTCLAIR         CA    91763  SFD     8.750    8.484   $1,126.56   360   1-Jun-27 $143,117.61
4595885  STUDIO CITY       CA    91604  SFD     8.500    8.234   $2,417.46   360   1-May-27 $313,413.48
4595895  APTOS             CA    95003  SFD     8.875    8.609   $1,861.81   360   1-May-27 $233,736.65
4595914  EDGEWATER         MD    21037  SFD     7.625    7.359   $1,698.71   360   1-Jun-27 $239,826.29
4595987  SOUTHAMPTON       NY    11968  SFD     8.500    8.234   $2,829.61   360   1-Jun-27 $367,777.06
4596050  SANTA MONICA      CA    90402  SFD     7.875    7.609   $7,250.70   360   1-Jun-27 $999,311.80
4596054  HUNTINGTON BEACH  CA    92647  SFD     8.250    7.984   $2,213.24   360   1-Jun-27 $294,412.14
4596071  PHOENIX           AZ    85021  SFD     8.375    8.109   $2,365.73   360   1-Jul-27 $311,250.00
4596076  OMAHA             NE    68154  SFD     7.625    7.359   $1,783.64   360   1-Jul-27 $252,000.00
4596105  JONESBORO         GA    30236  SFD     8.375    8.109   $1,444.14   360   1-May-27 $189,762.99
4596132  ATLANTA           GA    30319  SFD     8.125    7.859   $1,692.90   360   1-Jun-27 $227,850.85
4596140  WOODLAND HILLS    CA    91367  SFD     8.250    7.984   $1,947.66   360   1-May-27 $258,918.23
4596146  MISSION VIEJO     CA    92692  SFD     8.375    8.109   $2,189.01   360   1-May-27 $287,640.73
4596161  FAIRFAX STATION   VA    22039  SFD     8.125    7.859   $2,604.68   360   1-Jun-27 $350,570.53
4596205  LIVINGSTON        MT    59047  SFD     8.750    8.484   $2,230.30   360   1-Jun-27 $283,336.89
4596236  LAS FLORES AREA   CA    92688  SFD     8.250    7.984   $1,872.91   360   1-May-27 $248,980.96
4596240  PALM CITY         FL    34990  SFD     8.750    8.484   $1,872.35   360   1-May-27 $237,725.14
4596245  ENCINO AREA       CA    91436  SFD     8.625    8.359   $3,640.06   360   1-May-27 $467,445.39
4596246  ORINDA            CA    94563  SFD     8.375    8.109   $3,952.38   360   1-Jul-27 $520,000.00
4596267  COLORADO SPRINGS  CO    80904  SFD     8.125    7.859   $1,856.25   360   1-Jun-27 $249,836.46
4596293  BELMONT           CA    94002  PUD     8.000    7.734   $1,834.42   360   1-Jun-27 $249,832.25
4596296  OKLAHOMA CITY     OK    73162  SFD     8.500    8.234   $1,731.98   360   1-Jun-27 $225,113.54
4596303  TEMECULA          CA    92592  SFD     8.375    8.109   $2,128.21   360   1-Jun-27 $279,825.96
4596335  NAGS HEAD         NC    27459  SFD     8.375    8.109   $2,120.61   360   1-Jun-27 $278,826.58
4596350  FREMONT           CA    94539  SFD     8.000    7.734   $2,171.95   360   1-Jun-27 $295,801.38
4596370  YONKERS           NY    10710  SFD     8.250    7.984   $1,652.79   360   1-Jun-27 $219,859.71
4596433  HOUSTON           TX    77024  SFD     8.375    8.109   $2,979.49   360   1-Jun-27 $391,756.34
4596459  VIENNA            VA    22181  SFD     7.875    7.609   $2,714.66   360   1-May-27 $373,882.99
4596462  AGOURA HILLS      CA    91301  SFD     8.000    7.734   $1,643.64   360   1-Jun-27 $223,749.69
4596488  CHULA VISTA       CA    91910  SFD     8.500    8.234   $2,010.71   360   1-Jun-27 $261,341.58
4596493  CERRITOS          CA    90701  SFD     8.375    8.109   $1,319.49   360   1-Jun-27 $173,492.09
4596506  PRESCOTT          AZ    86301  SFD     8.625    8.359   $2,488.93   360   1-Jun-27 $319,811.07
4596571  FREDERICK         MD    21701  SFD     8.000    7.734   $1,603.28   360   1-May-27 $218,205.79
4596611  BENTON            LA    71006  SFD     8.250    7.984   $2,343.96   360   1-May-27 $311,600.71
4596703  SCOTTSDALE        AZ    85250  SFD     8.375    8.109   $3,222.71   360   1-Jun-27 $423,736.46
4596833  LOS ANGELES       CA    91436  SFD     8.250    7.984   $2,704.56   360   1-May-27 $359,539.30
4596837  POWAY             CA    92064  SFD     8.250    7.984   $1,803.04   360   1-May-27 $239,692.87
4596844  BENICIA           CA    94510  SFD     8.000    7.734   $2,242.02   360   1-May-27 $304,333.26
4596860  LAKE ARROWHEAD    CA    92352  SFD     8.875    8.609   $2,506.28   360   1-May-27 $314,645.51
4596871  MOORPARK          CA    93021  SFD     8.625    8.359   $2,009.04   360   1-Jun-27 $258,147.49
4596894  PLACENTIA         CA    92870  SFD     8.500    8.234   $1,022.66   360   1-May-27 $132,838.27
4596905  GRANADA HILLS     CA    91344  SFD     8.625    8.359   $2,420.49   360   1-Jun-27 $311,016.26
4596970  GERMANTOWN        TN    38138  SFD     8.375    8.109   $1,860.66   360   1-Jun-27 $244,647.84
4597153  VAIL              CO    81657  LCO     8.500    8.234     $999.59   360   1-Jun-27 $129,921.24
4597227  SCOTTSDALE        AZ    85254  SFD     7.875    7.609   $2,049.77   360   1-May-27 $282,309.62
4597300  SALT LAKE CITY    UT    84121  SFD     8.250    7.984   $2,223.75   360   1-Jun-27 $295,811.25
4597333  AUSTIN            TX    78722  SFD     8.500    8.234     $615.13   360   1-May-27  $79,902.73
4597388  ORLANDO           FL    32835  SFD     8.250    7.984   $1,652.79   360   1-Jun-27 $219,859.71
4597566  EAST HAMPTON      NY    11937  SFD     7.625    7.359   $2,123.39   360   1-Jul-27 $300,000.00
4597575  PRINCEVILLE       HI    96722  SFD     8.625    8.359     $855.57   360   1-Jun-27 $109,935.06
4597584  LAS VEGAS         NV    89129  PUD     8.250    7.984   $1,979.97   360   1-Jun-27 $263,381.94
4597596  IRVINGTON         NY    10533  LCO     8.000    7.734   $2,201.30   360   1-Jul-27 $300,000.00
4597616  THOUSAND OAKS     CA    91320  SFD     8.250    7.984   $2,563.32   360   1-Mar-27 $340,320.70
4597653  MANHASSET         NY    11030  SFD     8.000    7.734   $1,907.79   360   1-Jun-27 $259,825.54
4597701  HUNTINGTON        WV    25705  SFD     8.625    8.359   $1,841.03   360   1-Jul-27 $236,700.00
4597724  ORLANDO           FL    32828  SFD     8.375    8.109     $690.53   360   1-Jun-27  $90,793.53
4597770  DALLAS            TX    75243  SFD     8.125    7.859   $2,041.87   360   1-Jun-27 $274,820.11
4597833  PORT HUENEME      CA    93041  LCO     8.500    8.234     $452.13   360   1-Jun-27  $58,764.37
4597889  PARSIPPANY-TROY   NJ    07950  SFD     8.875    8.609   $1,158.46   360   1-Apr-27 $145,353.30
         HILLS
4597926  NASHVILLE         TN    37215  SFD     8.250    7.984   $1,769.99   360   1-Jun-27 $235,449.76
4597945  DALLAS            TX    75209  SFD     8.625    8.359   $2,333.37   360   1-May-27 $299,644.49
4597973  GILBERT           AZ    85296  SFD     8.625    8.359   $2,022.25   360   1-May-27 $259,691.90
4598001  ALTADENA AREA     CA    91001  SFD     8.250    7.984   $1,874.42   360   1-Jun-27 $249,340.89
4598053  SMYRNA            DE    19977  SFD     7.750    7.484   $1,708.65   360   1-May-27 $238,062.24
4598061  MT AIRY           MD    21771  SFD     8.375    8.109   $2,213.33   360   1-May-27 $290,836.74
4598121  ASHLAND           OR    97520  PUD     8.750    8.484     $944.05   360   1-Jun-27 $119,930.95
4598161  NEW CITY          NY    10956  SFD     8.000    7.734   $1,834.42   360   1-Jul-27 $250,000.00
4598190  COLUMBUS          OH    43201  SFD     8.875    8.609     $724.04   360   1-Jun-27  $90,948.98
4598218  CORAM             NY    11727  SFD     8.875    8.609     $763.82   360   1-Jun-27  $95,946.18
4598282  ENCINO            CA    91436  SFD     8.500    8.234   $2,802.69   360   1-Jun-27 $364,279.18
4598303  MOUNTAIN VIEW     CA    94040  SFD     8.375    8.109   $1,672.16   360   1-Jun-27 $219,863.26
4598349  LOS GATOS         CA    95030  PUD     8.125    7.859   $2,561.62   360   1-Jul-27 $345,000.00
4598359  STATEN ISLAND     NY    10310  SFD     8.125    7.859   $1,663.20   360   1-Jun-27 $223,853.47
4598373  NAPLES            FL    34105  SFD     8.250    7.984   $2,013.39   360   1-Jun-27 $267,829.11
4598374  PASADENA          CA    91101  SFD     8.250    7.984   $3,305.58   360   1-Jun-27 $439,719.42
4598394  FARMINGTON        CT    06032  SFD     7.875    7.609   $4,299.66   360   1-Jul-27 $593,000.00
4598405  LINCOLN           NE    68512  SFD     8.500    8.234   $2,416.70   360   1-Jul-27 $314,300.00
4598430  LITTLETON         CO    80120  SFD     8.625    8.359   $1,742.25   360   1-Jun-27 $223,867.75
4598458  LOS ANGELES       CA    91316  SFD     8.375    8.109   $2,386.63   360   1-Jun-27 $313,804.83
4598535  HOUSTON           TX    77056  SFD     7.875    7.609   $2,247.72   360   1-Jun-27 $309,786.66
4598673  VIRGINIA BEACH    VA    23454  SFD     7.750    7.484   $2,149.24   360   1-Jun-27 $299,788.26
4598705  SCOTTSDALE        AZ    85260  SFD     8.625    8.359   $2,100.03   360   1-Jun-27 $269,840.60
4598718  MORRISTOWN        NJ    07960  SFD     8.375    8.109   $2,377.13   360   1-Jul-27 $312,750.00
4598765  WOODSTOCK         GA    30188  SFD     8.125    7.859   $1,989.89   360   1-Jun-27 $267,824.69
4598808  CUTCHOGUE         NY    11935  SFD     8.375    8.109   $2,280.22   360   1-May-27 $299,436.68
4598858  MONTCLAIR         NJ    07042  SFD     7.625    7.359   $1,875.65   360   1-Jun-27 $264,808.21
4598880  COCOA             FL    32927  SFD     8.500    8.234   $1,568.59   360   1-Jun-27 $203,876.41
4598904  HAYWARD           CA    94541  SFD     8.500    8.234   $1,657.78   360   1-Jun-27 $215,469.39
4598955  CHAPPAQUA         NY    10514  SFD     7.875    7.609   $2,088.20   360   1-Jun-27 $287,801.80
4599048  IRVINE            CA    92620  SFD     8.125    7.859   $2,076.02   360   1-Jun-27 $279,417.11
4599079  OAKDALE           CA    95361  SFD     8.000    7.734   $2,935.06   360   1-May-27 $399,461.43
4599099  NOKOMIS           FL    34275  SFD     8.250    7.984   $3,341.64   360   1-Jul-27 $444,800.00
4599100  HOLLY SPRINGS     NC    27540  SFD     7.750    7.484   $1,708.65   360   1-Jul-27 $238,500.00
4599121  HOUSTON           TX    77005  SFD     8.000    7.734   $2,342.18   360   1-Jun-27 $318,985.82
4599137  MARTINEZ          CA    94553  PUD     8.125    7.859   $1,819.12   360   1-Jun-27 $244,839.73
4599151  SAN ANTONIO       TX    78209  SFD     8.000    7.734   $1,962.83   360   1-Jul-27 $267,500.00
4599174  BOWLING GREEN     KY    42103  SFD     8.125    7.859   $1,707.75   360   1-Jun-27 $229,849.54
4599199  ALEXANDRIA        VA    22305  SFD     7.625    7.359   $1,741.17   360   1-Jun-27 $245,821.96
4599243  MT JULIET         TN    37122  SFD     8.125    7.859   $1,643.89   360   1-Jun-27 $221,255.17
4599245  MILL CREKK        WA    98012  SFD     8.250    7.984   $1,682.54   360   1-Jun-27 $223,817.19
4599423  WESTON            FL    33332  SFD     8.500    8.234   $2,191.40   360   1-Jun-27 $284,827.35
4599523  LAS VEGAS         NV    89110  SFD     8.250    7.984   $1,826.33   360   1-Jun-27 $242,944.98
4599629  CONCORD           CA    94518  SFD     8.250    7.984   $1,718.90   360   1-Jun-27 $228,654.10
4599662  MADISON           CT    06443  SFD     8.000    7.734   $2,017.86   360   1-Jun-27 $274,815.47
4599664  WEST NYACK        NY    10994  SFD     8.750    8.484   $1,563.57   360   1-Jun-27 $198,635.65
4599688  COLUMBIA          MD    21044  SFD     8.750    8.484   $2,266.88   360   1-Jun-27 $287,984.21
4599740  ALAMEDA           CA    94502  SFD     8.000    7.734   $1,319.68   360   1-Jun-27 $179,729.32
4599837  CLOSTER           NJ    07624  SFD     8.500    8.234     $922.70   360   1-May-27 $119,854.09
4599881  SOUTHINGTON       CT    06489  SFD     8.250    7.984   $2,065.99   360   1-Jun-27 $274,824.64
4599889  LOS ANGELES       CA    90066  SFD     8.125    7.859     $991.98   360   1-Jun-27 $133,512.60
4599937  SAN MARINO        CA    91108  SFD     8.250    7.984   $2,404.06   360   1-Jun-27 $319,795.94
4599999  NORTHBROOK        IL    60062  SFD     8.250    7.984   $2,103.55   360   1-Jun-27 $279,821.45
4600104  IRVINE            CA    92604  SFD     8.500    8.234   $2,001.49   360   1-Jun-27 $260,142.30
4600127  BONITA SPRINGS    FL    34135  LCO     8.750    8.484     $475.17   360   1-Jun-27  $60,365.25
4600135  BENICIA           CA    94510  SFD     8.250    7.984   $1,707.56   360   1-Jun-27 $227,145.06
4600161  SOUTHLAKE         TX    76092  SFD     8.250    7.984   $2,006.64   360   1-Jul-27 $267,100.00
4600170  LEASBURG          NC    27291  SFD     8.000    7.734   $1,907.79   360   1-Jun-27 $259,825.54
4600191  WOODLAND HILLS    CA    91364  SFD     8.750    8.484   $2,371.91   360   1-Jun-27 $301,326.53
4600233  NASHVILLE         TN    37215  SFD     8.000    7.734   $2,091.23   360   1-Jun-27 $284,808.77
4600244  CLIFTON           VA    20124  SFD     8.625    8.359   $3,111.16   360   1-Jun-27 $399,763.84
4600356  STATEN ISLAND     NY    10306  SFD     8.250    7.984   $1,748.58   360   1-Jul-27 $232,750.00
4600364  KIRKLAND          WA    98033  SFD     8.625    8.359   $1,881.47   360   1-Jun-27 $241,757.19
4600408  VIENNA            VA    22180  SFD     8.125    7.859   $2,472.52   360   1-Jun-27 $332,782.17
4600424  SAN GABRIEL       CA    91776  SFD     8.750    8.484     $881.10   360   1-May-27 $111,870.67
4600427  SHERIDAN          IN    46069  SFD     8.750    8.484     $590.03   360   1-Jul-27  $75,000.00
4600431  MALVERNE          NY    11565  SFD     8.500    8.234   $1,038.03   360   1-Jun-27 $134,918.22
4600436  MESA              AZ    85522  SFD     8.250    7.984   $2,220.00   360   1-Jun-27 $295,311.56
4600454  LONGPORT          NJ    08403  SFD     8.875    8.609     $596.73   360   1-May-27  $74,915.61
4600482  MILLNECK          NY    11765  SFD     8.375    8.109   $4,560.43   360   1-Apr-27 $598,873.39
4600483  CLARKSVILLE       MD    21029  SFD     8.500    8.234   $2,368.26   360   1-May-27 $307,625.49
4600556  FLUSHING          NY    11366  SFD     8.625    8.359   $1,970.54   360   1-Jun-27 $253,200.41
4600592  ATLANTA           GA    30350  SFD     8.000    7.734   $1,570.26   360   1-Jun-27 $213,856.41
4600601  EDMONDS           WA    98026  SFD     8.125    7.859   $1,798.33   360   1-Jun-27 $242,041.57
4600612  ALEXANDRIA        VA    22302  SFD     7.750    7.484   $1,662.08   360   1-Jun-27 $231,836.25
4600725  HOUSTON           TX    77024  SFD     8.500    8.234   $2,088.37   360   1-Jun-27 $271,435.46
4600735  HIGHLAND PARK     IL    60035  SFD     8.375    8.109   $1,841.28   360   1-Jun-27 $242,099.42
4600758  COLLIERVILLE      TN    38017  SFD     8.000    7.734   $1,987.04   360   1-Jun-27 $270,618.29
4600820  CINCINNATI        OH    45244  SFD     8.375    8.109   $3,192.30   360   1-Jun-27 $419,738.95
4600905  LOS ANGELES       CA    90077  SFD     8.000    7.734   $2,039.87   360   1-Jul-27 $278,000.00
4601018  ORANGE            CA    92867  SFD     8.250    7.984   $2,997.93   360   1-Jul-27 $399,050.00
4601151  SAN CLEMENTE      CA    92673  SFD     8.375    8.109   $2,006.60   360   1-Jun-27 $263,835.90
4601180  SEATTLE           WA    98106  SFD     8.875    8.609     $827.07   360   1-Jun-27 $103,891.73
4601186  NORTHRIDGE AREA   CA    91326  SFD     8.125    7.859   $1,991.38   360   1-Jul-27 $268,200.00
4601226  DEMAREST          NJ    07627  SFD     8.250    7.984   $1,727.92   360   1-Jul-27 $230,000.00
4601266  PARK CITY         UT    84098  SFD     8.000    7.734   $2,421.42   360   1-Jul-27 $330,000.00
4601314  FAIRFAX           VA    22030  SFD     7.750    7.484   $1,862.68   360   1-May-27 $259,631.79
4601317  BENTONVILLE       AR    72712  SFD     7.875    7.609   $2,494.24   360   1-Jun-27 $343,763.26
4601318  JERICHO           NY    11753  SFD     7.750    7.484   $2,339.70   240   1-Mar-17 $282,942.22
4601429  KETCHUM           ID    83340  SFD     8.250    7.984   $2,253.80   360   1-Jun-27 $299,808.70
4601458  NANTUCKET         MA    02554  SFD     8.000    7.734   $1,893.12   360   1-Jul-27 $258,000.00
4601512  THOUSAND OAKS     CA    91362  SFD     8.375    8.109   $2,050.29   360   1-May-27 $269,388.34
4601559  TROPHY CLUB       TX    76262  SFD     8.125    7.859   $1,781.99   360   1-Jun-27 $239,843.01
4601682  CARY              NC    27511  SFD     8.000    7.734   $1,914.31   360   1-Jun-27 $260,712.94
4601767  ALPHARETTA        GA    30202  SFD     8.375    8.109   $3,891.57   360   1-Mar-27 $510,713.66
4601781  INDIAN BEACH      NC    28575  HCO     8.875    8.609     $885.56   360   1-Jun-27 $111,237.60
4601866  RANCHO PALOS      CA    90275  SFD     8.375    8.109   $3,040.29   360   1-Jun-27 $399,751.38
         VERDES
4601930  TAMPA             FL    33629  SFD     8.500    8.234   $1,153.38   360   1-Jun-27 $149,909.12
4601939  CHESTNUT HILL     MA    02167  LCO     8.625    8.359   $2,706.71   360   1-Jun-27 $347,794.54
4601959  ALEXANDRIA        VA    22305  SFD     8.375    8.109   $2,078.80   360   1-Jul-27 $273,500.00
4601967  MIDDLEBURG        VA    20117  SFD     8.250    7.984   $1,878.17   360   1-Jun-27 $249,840.58
4601982  SOUTH SAN         CA    94080  LCO     8.500    8.234   $1,051.88   360   1-Jun-27 $136,717.12
         FRANCISCO
4602000  WOODBRIDGE        VA    22192  SFD     8.250    7.984   $1,780.50   360   1-Jun-27 $236,848.88
4602053  BEDMINSTER        NJ    07921  LCO     8.750    8.484   $1,006.98   360   1-Jul-27 $128,000.00
4602055  ROCHESTER HILLS   MI    48309  SFD     8.500    8.234   $1,922.29   360   1-Jun-27 $249,848.54
4602089  EMERSON           NJ    07630  SFD     8.875    8.609   $2,613.70   360   1-Jun-27 $328,315.83
4602169  SAN ANTONIO       TX    78255  SFD     8.000    7.734   $2,142.60   360   1-Jun-27 $291,804.07
4602210  PRIOR LAKE        MN    55372  SFD     8.375    8.109   $1,763.37   360   1-Jun-27 $231,855.80
4602372  SHORT HILLS       NJ    07078  SFD     7.750    7.484   $3,094.91   360   1-Jun-27 $431,695.09
4602390  FREMONT           CA    94539  SFD     8.375    8.109   $4,146.95   360   1-Apr-27 $543,817.23
4602425  ANNAPOLIS         MD    21401  SFD     8.250    7.984   $2,324.42   360   1-Apr-27 $308,804.03
4602451  HILTON HEAD       SC    29928  SFD     8.625    8.359   $2,426.71   360   1-Jun-27 $311,815.79
         ISLAND
4602478  CANYON COUNTRY    CA    91351  SFD     8.625    8.359   $2,426.71   360   1-May-27 $311,630.26
         AREA
4602487  WOODLAND HILLS    CA    91364  SFD     8.750    8.484   $1,982.49   360   1-May-27 $251,708.96
         AREA
4602491  SNOQUALAMIE       WA    98065  SFD     8.000    7.734   $1,650.97   360   1-Jun-27 $224,849.03
4602539  NORTH PALM BEACH  FL    33408  SFD     8.750    8.484     $453.14   360   1-Jun-27  $57,566.86
4602613  THE WOODLANDS     TX    77381  SFD     8.000    7.734   $1,596.68   360   1-Jul-27 $217,600.00
4602791  MAMARONECK        NY    10543  SFD     8.250    7.984   $2,629.44   360   1-Jul-27 $350,000.00
4602844  LAWRENCEVILLE     GA    30243  SFD     8.625    8.359   $1,047.69   360   1-Jun-27 $134,620.47
4602900  PARKER            CO    80134  SFD     8.375    8.109   $2,263.50   360   1-Jun-27 $297,614.90
4602996  SAN FRANCISCO     CA    94131  SFD     8.250    7.984   $2,277.85   360   1-Jun-27 $303,006.65
4602998  GERMANTOWN        MD    20874  SFD     7.750    7.484   $1,647.75   360   1-Jun-27 $229,837.67
4602999  THOUSAND OAKS     CA    91360  SFD     8.500    8.234   $1,753.13   360   1-Jun-27 $227,861.87
4603014  ANNAPOLIS         MD    21401  SFD     8.250    7.984   $2,704.19   360   1-May-27 $359,489.36
4603036  LAS VEGAS         NV    89117  SFD     8.500    8.234   $2,001.87   360   1-Jun-27 $260,192.28
4603039  MISSION VIEJO     CA    92692  SFD     8.375    8.109   $1,717.00   360   1-May-27 $225,618.21
4603091  MANHASSET         NY    11030  SFD     8.125    7.859   $1,819.12   360   1-Jul-27 $245,000.00
4603186  VICTORVILLE       CA    92372  SFD     8.625    8.359   $2,023.04   360   1-Jun-27 $259,946.43
4603259  PAMPANO BEACH     FL    33060  SFD     8.125    7.859     $594.00   360   1-Jun-27  $79,947.67
4603261  DRESHER           PA    19025  SFD     7.500    7.234   $1,903.22   240   1-Jul-17 $236,250.00
4603286  SOUTHLAKE         TX    76092  SFD     8.125    7.859   $3,355.34   360   1-May-27 $451,306.80
4603309  HIGHLAND VILLAGE  TX    76067  SFD     8.000    7.734   $1,819.00   360   1-May-27 $247,566.23
4603475  LOS ANGELES       CA    90046  SFD     8.000    7.734   $2,935.06   360   1-Jul-27 $400,000.00
4603508  TORRANCE          CA    90503  LCO     8.500    8.234   $1,076.48   360   1-Jun-27 $139,915.19
4603566  SAN DIEGO         CA    92130  PUD     8.875    8.609   $2,219.14   360   1-May-27 $278,596.12
4603575  LAS VEGAS         NV    89131  SFD     8.500    8.234   $2,306.75   360   1-May-27 $299,158.03
4603693  MALIBU            CA    90265  LCO     7.875    7.609   $2,378.23   360   1-Jun-27 $327,774.27
4604009  WESTLAKE VILLAGE  CA    91361  SFD     8.125    7.859   $1,871.10   360   1-Jun-27 $251,835.15
4604111  SANTA ANA AREA    CA    92705  SFD     8.000    7.734   $1,702.34   360   1-Jun-27 $231,844.33
4604343  SEDALIA           CO    80135  SFD     8.500    8.234     $844.65   360   1-May-27 $109,716.43
4604375  ANNAPOLIS         MD    21401  SFD     8.000    7.734   $3,434.02   360   1-Jun-27 $467,685.98
4604408  OAKTON            VA    22124  SFD     8.500    8.234   $2,060.69   360   1-May-27 $267,674.13
4604446  THOMPSON          CT    06255  LCO     8.625    8.359     $430.12   360   1-Jun-27  $55,267.35
4604720  MURPHYS           CA    95247  SFD     8.375    8.109   $2,280.22   360   1-Jul-27 $300,000.00
4604753  LAS VEGAS         NV    89131  SFD     8.500    8.234   $1,768.51   360   1-Jun-27 $229,860.66
4604822  BROOKLYN          NY    11210  SFD     8.375    8.109   $2,109.20   360   1-Jun-27 $277,327.52
4604957  CHANDLER          AZ    85226  SFD     7.625    7.359   $1,983.95   360   1-Jun-27 $280,097.12
4605010  WOODLAND HILLS    CA    91364  SFD     7.750    7.484   $2,579.09   360   1-Jun-27 $359,745.91
4605070  HIGHLANDS RANCH   CO    80126  SFD     8.250    7.984   $1,682.84   360   1-Jul-27 $224,000.00
4605293  BETHESDA          MD    20817  SFD     7.625    7.359   $1,840.27   360   1-Jun-27 $259,811.81
4605498  PARK RIDGE        IL    60068  SFD     8.500    8.234   $1,960.73   360   1-Jun-27 $254,845.52
4605502  WESTMINSTER       CA    92683  SFD     8.250    7.984   $1,694.86   360   1-Jun-27 $225,456.14
4605506  TUCSON            AZ    85718  SFD     8.375    8.109   $3,040.29   360   1-Jul-27 $400,000.00
4605576  ANNAPOLIS         MD    21401  SFD     7.875    7.609   $2,218.72   360   1-Jun-27 $305,789.41
4605583  SCOTTSDALE        AZ    85259  SFD     8.250    7.984   $3,305.58   360   1-Jun-27 $439,719.42
4605589  TOWSON            MD    21204  SFD     8.875    8.609   $2,622.45   360   1-Jun-27 $329,415.22
4605624  EATONTON          GA    31024  SFD     8.375    8.109   $1,935.14   360   1-Jun-27 $254,441.76
4605726  CHICAGO           IL    60649  SFD     8.250    7.984   $3,080.20   360   1-Jul-27 $410,000.00
4605759  NAPLES            FL    34103  LCO     8.375    8.109     $456.05   360   1-Jul-27  $60,000.00
4605811  OXNARD            CA    93030  SFD     8.750    8.484   $1,056.15   360   1-Jun-27 $134,172.76
4605955  MONTCLAIR         NJ    07043  SFD     8.250    7.984   $1,760.97   360   1-Jun-27 $234,250.53
4606053  LAS VEGAS         NV    89115  SFD     8.500    8.234     $795.44   360   1-Jun-27 $103,387.33
4606286  MELBOURNE         FL    32935  SFD     8.750    8.484     $971.58   360   1-Jul-27 $123,500.00
4606811  SAINT PETERSBURG  FL    33710  SFD     8.750    8.484     $459.44   360   1-Jun-27  $58,366.39
4606845  PARK CITY         UT    84098  SFD     8.500    8.234     $853.49   360   1-Jun-27 $110,932.76
4606870  LOS ANGELES       CA    90731  SFD     8.250    7.984   $2,610.65   360   1-Jun-27 $347,278.41
4606876  CHINO HILLS       CA    91709  SFD     8.375    8.109   $1,852.68   360   1-Jun-27 $243,598.49
4606916  LOS ANGELES       CA    90056  SFD     8.000    7.734   $1,816.07   360   1-Jun-27 $247,333.93
4607087  BELLAIRE          TX    77401  SFD     8.000    7.734   $2,101.51   360   1-Jul-27 $286,400.00
4607143  LAS VEGAS         NV    89107  SFD     8.500    8.234   $3,037.21   360   1-Jun-27 $394,760.71
4607153  FINKSBURG         MD    21048  SFD     7.750    7.484   $1,989.12   360   1-Jun-27 $277,313.91
4607158  GLENDALE          CA    91208  SFD     8.375    8.109   $1,631.12   360   1-Jun-27 $214,466.61
4607465  SAN FRANCISCO     CA    94111  HCO     8.375    8.109   $3,078.30   360   1-Jul-27 $405,000.00
4608130  KEY LARGO         FL    33037  LCO     8.625    8.359     $700.02   360   1-Jul-27  $90,000.00
4608649  AGOURA HILLS      CA    91301  SFD     8.500    8.234   $1,674.69   360   1-Jun-27 $217,668.06
4608657  MILLEDGEVILLE     GA    31061  SFD     8.000    7.734   $1,966.49   360   1-Jun-27 $267,820.18
4608728  TEMPLE CITY       CA    91780  SFD     8.125    7.859   $2,091.62   360   1-Jun-27 $281,515.72
4609182  SAN JOSE          CA    95135  SFD     8.125    7.859   $2,724.97   360   1-Jun-27 $366,759.93
4609342  MALIBU AREA       CA    90265  LCO     8.125    7.859   $2,762.09   360   1-Jun-27 $371,756.66
4609515  THOUSAND OAKS     CA    91362  SFD     7.875    7.609   $2,146.21   360   1-Jun-27 $295,796.29
4609696  DEL MAR           CA    92014  LCO     8.125    7.859   $2,672.99   360   1-Jun-27 $359,764.51
4610057  LONGWOOD          FL    32779  SFD     8.375    8.109   $1,949.59   360   1-Jun-27 $256,340.57
4610095  DILLON            CO    80435  SFD     8.125    7.859   $1,796.84   360   1-Jun-27 $241,841.71
4610126  ORINDA            CA    94563  SFD     8.000    7.734   $2,444.90   360   1-Jun-27 $332,976.43
4610140  YORBA LINDA       CA    92686  SFD     7.875    7.609   $1,983.79   360   1-Jun-27 $273,411.71
4610149  RESTON            VA    22090  SFD     8.625    8.359   $3,031.83   360   1-Jun-27 $389,569.86
4610155  PHOENIX           AZ    85013  SFD     8.250    7.984   $1,840.61   360   1-Jun-27 $244,843.77
4610177  STOCKTON          CA    95212  SFD     8.250    7.984   $2,261.32   360   1-Jun-27 $300,808.06
4610191  DANVILLE          CA    94506  SFD     8.000    7.734   $3,304.88   360   1-May-27 $449,793.57
4610866  ENCINITAS         CA    92024  SFD     8.000    7.734   $1,907.79   360   1-Jun-27 $259,825.54
4611032  MONTVILLE         NJ    07045  SFD     8.125    7.859   $1,856.25   360   1-Jun-27 $249,836.46
4611182  TAYLORSVILLE      UT    84118  LCO     8.750    8.484     $393.36   360   1-Jul-27  $50,000.00
4618235  SUNDERLAND        MD    20689  SFD     8.125    7.859   $2,783.62   360   1-May-27 $374,407.87


COUNT:                 895                                                                $243,963,237.82
WAC:           8.235458108
WAM:           357.1038095
WALTV:         76.10476939




NASCOR
NMI / 1997-10  Exhibit F-2
20 & 30 YEAR FIXED RATE
NON-RELOCATION LOANS


(i)      (ii)              (x)  (xi)   (xii)    (xiii) (xIv)    (xv)
-----    ------------------------------------------------------------------

MORTGAGE                                MORTGAGE          T.O.P.   MASTER
LOAN                                    INSURANCE SERVICE MORTGAGE SERVICE
NUMBER   CITY              LTV  SUBSIDY CODE      FEE      LOAN     FEE
-------- ------------------------------------------------------------------

4525578  BELLE MEAD        79.61                 0.250            0.016
4533509  MODESTO           95.00          17     0.250            0.016
4537033  FREEHOLD          67.50                 0.250            0.016
4538355  POUGHKEEPSIE      89.46          13     0.250            0.016
4540642  KINGS BEACH       80.00                 0.250            0.016
4540859  SHINGLE SPRINGS   90.00          17     0.250            0.016
4543752  OMAHA             80.00                 0.250            0.016
4544743  KENT              90.00          12     0.250            0.016
4544920  POUGHKEEPSIE      84.01          33     0.250            0.016
4545360  REHOBOTH          61.43                 0.250            0.016
4545498  NEWBURGH          74.65                 0.250            0.016
4545958  CLARK             90.00          06     0.250            0.016
4546081  EUGENE            50.00                 0.250            0.016
4548270  VIENNA            89.98          33     0.250            0.016
4550058  NEW ORLEANS       80.00                 0.250            0.016
4551553  MANALAPAN         69.89                 0.250            0.016
4555821  CARSON CITY       80.00                 0.250            0.016
4556947  NEW PROVIDENCE    80.00                 0.250            0.016
4559451  VERNON            79.96                 0.250            0.016
4561254  HONOLULU          74.93                 0.250            0.016
4561364  BEL AIR           86.22                 0.250            0.016
4563164  NEVADA CITY       80.00                 0.250            0.016
4563220  LAS VEGAS         95.00          01     0.250            0.016
4564179  LIVERMORE         80.00                 0.250            0.016
4564196  NORWALK           80.00                 0.250            0.016
4564274  BELLAIRE          80.00                 0.250            0.016
4564644  RENO              62.50                 0.250            0.016
4564856  OAKLEY            66.77                 0.250            0.016
4565388  COROLLA           80.00                 0.250            0.016
4565533  DAYTON            80.00                 0.250            0.016
4566310  WOODMERE          94.99          06     0.250            0.016
4566606  NEW YORK          80.00                 0.250            0.016
4566805  WALNUT CREEK      80.00                 0.250            0.016
4567512  GLEN MILLS        65.50                 0.250            0.016
4567742  HOLMDEL           80.00                 0.250            0.016
4568294  NEEDHAM           60.44                 0.250            0.016
4568416  COS COB           73.39                 0.250            0.016
4568702  PLAINVIEW         34.00                 0.250            0.016
4569156  CLARKSVILLE       76.14                 0.250            0.016
4569195  OLNEY             80.00                 0.250            0.016
4569468  CLAYTON           70.00                 0.250            0.016
4569647  OLD WESTBURY      43.48                 0.250            0.016
4569815  MIDWAY            32.96                 0.250            0.016
4570146  SOUTHBURY         90.00          33     0.250            0.016
4570321  FRESNO            90.00                 0.250            0.016
4570325  PELHAM MANOR      90.00          33     0.250            0.016
4570676  DURHAM            95.00          11     0.250            0.016
4570761  SOUTHLAKE         79.99                 0.250            0.016
4570876  UNIVERSITY PLACE  85.00          12     0.250            0.016
4570879  SOUTHAMPTON       79.76                 0.250            0.016
4571198  BELLINGHAM        83.16          17     0.250            0.016
4571281  HO-HO-KUS         80.00                 0.250            0.016
4571282  ORANGE            90.00          11     0.250            0.016
4571607  WINDHAM           75.00                 0.250            0.016
4572684  MILLBURN TOWNSHIP 73.68                 0.250            0.016
4572699  FREEHOLD          80.00                 0.250            0.016
4572715  EDINA             80.00                 0.250            0.016
4572866  PLAINVIEW         80.00                 0.250            0.016
4573278  HILLSBOROUGH TWP  79.19                 0.250            0.016
4573284  PALM BEACH        70.00                 0.250            0.016
4573788  PEABODY           73.68                 0.250            0.016
4573800  DENVER            70.00                 0.250            0.016
4573845  QUEENS VILLAGE    55.87                 0.250            0.016
4573928  RESTON            80.00                 0.250            0.016
4574269  WILTON            80.00                 0.250            0.016
4574479  ATLANTA           80.00                 0.250            0.016
4574546  OAKLAND           80.00                 0.250            0.016
4574562  LIVINGSTON        70.00                 0.250            0.016
4574711  LITTLE ROCK       80.00                 0.250            0.016
4574881  LAKE OSWAGO       75.00                 0.250            0.016
4575392  REDWOOD CITY      80.00                 0.250            0.016
4575541  KATONAH           70.98                 0.250            0.016
4575655  MILLSTONE         95.00          06     0.250            0.016
         TOWNSHIP
4575813  SEAFORD           80.00                 0.250            0.016
4576099  SINGER ISLAND     78.75                 0.250            0.016
4576140  TURLOCK           80.00                 0.250            0.016
4576366  BROOKLYN          89.85          11     0.250            0.016
4576417  SPARKS            87.72          01     0.250            0.016
4576464  EDMOND            75.00                 0.250            0.016
4576503  LA CRESCENTA      90.00                 0.250            0.016
4576506  LAKE GROVE        80.00                 0.250            0.016
4576520  ANNAPOLIS         77.96                 0.250            0.016
4576597  FISHERS           69.11                 0.250            0.016
4576706  FARMINGDALE       68.78                 0.250            0.016
4576723  PERRINEVILLE      79.98                 0.250            0.016
4576788  MARINA DEL REY    68.03                 0.250            0.016
         AREA
4576803  EAST WILLISTON    80.00 FX30YR          0.250            0.016
4576838  EUGENE            73.91                 0.250            0.016
4577103  BAYPORT           80.00                 0.250            0.016
4577342  LANDENBERG        80.00                 0.250            0.016
4577425  WEST MILFORD      80.00                 0.250            0.016
4577444  AMESBURY          80.00                 0.250            0.016
4577447  NATICK            74.63                 0.250            0.016
4577483  CARBONDALE        90.00          01     0.250            0.016
4577536  NEWBURY PARK      90.00                 0.250            0.016
4577567  CENTERPORT        90.00          33     0.250            0.016
4577714  FOLSOM            86.65          11     0.250            0.016
4577733  SHAKOPEE          80.00                 0.250            0.016
4577758  SOLANA BEACH      80.00                 0.250            0.016
4577804  ATLANTA           90.00          12     0.250            0.016
4577806  ROLLING HILLS     52.38                 0.250            0.016
         ESTATE
4577825  SHREWSBURY        69.57                 0.250            0.016
4577914  MONTGOMERY        80.00                 0.250            0.016
4577954  SCOTTSDALE        65.25                 0.250            0.016
4577979  MEREDITH          61.54                 0.250            0.016
4578047  LEVITTOWN         80.00                 0.250            0.016
4578154  TEWKSBURY         75.13                 0.250            0.016
         TOWNSHIP
4578411  WESTPORT          90.00          06     0.250            0.016
4578417  RENO              77.65                 0.250            0.016
4578422  LAFAYETTE         78.93                 0.250            0.016
4578430  SANTA CLARITA     79.99                 0.250            0.016
4578462  ANAHEIM           80.00                 0.250            0.016
4578468  HENDERSON         75.00                 0.250            0.016
4578473  NORHT KINGSTOWN   69.35                 0.250            0.016
4578484  STRATHAM          73.57                 0.250            0.016
4578508  HUNTINGTOWN       79.99                 0.250            0.016
4578543  BASKING RIDGE     80.00                 0.250            0.016
4578564  CITY ISLAND       80.00                 0.250            0.016
4578662  POMONA            71.64                 0.250            0.016
4578670  MOUNT KISCO       50.40                 0.250            0.016
4578783  OCEANSIDE         79.74                 0.250            0.016
4578888  SUMMIT            80.00                 0.250            0.016
4578949  BELMONT           90.00          11     0.250            0.016
4578990  GALVESTON         88.80          06     0.250            0.016
4579018  SAINT LOUIS       90.00                 0.250            0.016
4579025  TRABUCO CANYON    89.99          11     0.250            0.016
4579066  WASHINGTON        80.00FX30YR           0.250            0.016
         TOWNSHIP
4579147  THE BOROUGH OF    63.65                 0.250            0.016
         SAYREVILLE
4579190  NEWTON            79.49                 0.250            0.016
4579229  PATCHOGUE         75.00                 0.250            0.016
4579252  MAHWAH            74.98                 0.250            0.016
4579255  HOPEWELL TOWNSHIP 65.29                 0.250            0.016
4579259  LAWRENCE          68.18                 0.250            0.016
4579309  LOMPOC            70.59                 0.250            0.016
4579311  MONROE            75.07                 0.250            0.016
4579328  SANTA MONICA      58.33                 0.250            0.016
4579349  LOS ANGELES       80.00                 0.250            0.016
4579436  POMPTON PLAINS    80.00                 0.250            0.016
4579450  LOUISVILLE        66.27                 0.250            0.016
4579495  WINDERMERE        75.00                 0.250            0.016
4579496  POTOMAC           69.44                 0.250            0.016
4579509  BETHESDA          80.00                 0.250            0.016
4579531  HUNTINGTON        37.74                 0.250            0.016
         STATION
4579542  HATTIESBURG       65.79                 0.250            0.016
4579579  MASSAPEQUA        79.94                 0.250            0.016
4579687  BEDFORD           76.12                 0.250            0.016
4579721  DULUTH            67.21                 0.250            0.016
4579834  BROOKVILLE        70.00                 0.250            0.016
4579957  HERNDON           80.00                 0.250            0.016
4580078  SARASOTA          73.50                 0.250            0.016
4580104  AUSTIN            68.53                 0.250            0.016
4580144  MONSEY            89.74          06     0.250            0.016
4580145  FAIRFAX STATION   65.66                 0.250            0.016
4580293  MOKENA            80.00                 0.250            0.016
4580332  ANNAPOLIS         69.00                 0.250            0.016
4580340  FOOTHILL RANCH    90.00                 0.250            0.016
         AREA
4580355  FANWOOD           94.58          11     0.250            0.016
4580424  PLAINVIEW         73.09                 0.250            0.016
4580427  BETHESDA          61.11                 0.250            0.016
4580432  COROLLA           80.00                 0.250            0.016
4580458  GREAT FALLS       80.00                 0.250            0.016
4580461  RANCHO PALOS      80.00                 0.250            0.016
         VERDES
4580463  DALTON            59.05                 0.250            0.016
4580518  LONGWOOD          80.00                 0.250            0.016
4580592  SPRING GROVE      89.07          12     0.250            0.016
4580632  VIRGINIA BEACH    74.42                 0.250            0.016
4580665  MARIETTA          90.00          11     0.250            0.016
4580683  SUMMERLAND KEY    68.75                 0.250            0.016
4580813  SOUTHAMPTON       73.33                 0.250            0.016
4580861  WOODMERE          69.00                 0.250            0.016
4580865  MILL CREEK        80.00                 0.250            0.016
4580868  OAKLAND           80.00                 0.250            0.016
4580893  VIRGINIA BEACH    80.00                 0.250            0.016
4580899  VIRGINIA BEACH    67.80                 0.250            0.016
4580934  SCOTTSDALE        67.93                 0.250            0.016
4580987  TEANECK           80.00                 0.250            0.016
4581031  ARDSLEY           80.00                 0.250            0.016
4581048  CORTLANDT MANOR   79.90                 0.250            0.016
4581067  SPRING            80.00                 0.250            0.016
4581157  LEXINGTON         60.55                 0.250            0.016
4581170  AMBLER            69.06                 0.250            0.016
4581192  ALTON             64.91                 0.250            0.016
4581224  DARIEN            80.00                 0.250            0.016
4581249  BERNARDS TOWNSHIP 72.38                 0.250            0.016
4581334  MILTON            90.00                 0.250            0.016
4581464  TIGARD            79.38                 0.250            0.016
4581467  BOULDER           78.85                 0.250            0.016
4581478  PHOENIX           89.99          01     0.250            0.016
4581487  MAHOMET           75.00                 0.250            0.016
4581560  LANDENBERG        85.00          11     0.250            0.016
4581563  SOUTH JORDAN      77.88                 0.250            0.016
4581593  WOODLAND HILLS    90.00          11     0.250            0.016
4581600  COTO DE CAZA      54.55                 0.250            0.016
4581677  LAS VEGAS         89.94          01     0.250            0.016
4581694  HOLLIS HILLS      66.40                 0.250            0.016
4581735  SEATTLE           75.00                 0.250            0.016
4581768  MILL VALLEY       71.67                 0.250            0.016
4581789  ALAMEDA           80.00                 0.250            0.016
4581803  NORWOOD           80.00                 0.250            0.016
4581812  PORTLAND          80.00                 0.250            0.016
4581822  ISLAND PARK       90.00          11     0.250            0.016
4581868  WEST RIVER        80.00                 0.250            0.016
4581911  WEST LINN         79.84                 0.250            0.016
4581923  SAN ANTONIO       70.00                 0.250            0.016
4581947  LUTZ              79.99                 0.250            0.016
4581973  ALPHARETTA        67.47                 0.250            0.016
4581985  TROY              63.47                 0.250            0.016
4582007  BERWYN            88.40                 0.250            0.016
4582023  NEWPORT BEACH     80.00                 0.250            0.016
4582092  SCOTTSDALE        80.00                 0.250            0.016
4582105  AMARILLO          92.00          01     0.250            0.016
4582134  NORTHRIDGE        95.00          11     0.250            0.016
4582210  SEWELL            71.62                 0.250            0.016
4582214  N. POTOMAC        75.00                 0.250            0.016
4582248  MARLBOROUGH       65.55                 0.250            0.016
4582279  LA PALMA          95.00          17     0.250            0.016
4582337  DACULA            80.00                 0.250            0.016
4582345  BLUFFTON          80.00                 0.250            0.016
4582366  TARZANA           90.00          11     0.250            0.016
4582382  ALPHARETTA        79.55                 0.250            0.016
4582385  SEDONA            50.00                 0.250            0.016
4582412  RANCHO PALOS      90.00          11     0.250            0.016
         VERDES
4582498  BOISE             77.78                 0.250            0.016
4582535  UPPER DARBY       80.00                 0.250            0.016
4582554  DIX HILLS         69.28                 0.250            0.016
4582636  BROKEN ARROW      80.00                 0.250            0.016
4582642  SHREWSBURY        90.00                 0.250            0.016
4582684  LOS ANGELES       80.00                 0.250            0.016
4582693  FRANKLIN          67.95                 0.250            0.016
4582775  LEONARDTOWN       80.00                 0.250            0.016
4582872  SIMI VALLEY       90.00                 0.250            0.016
4582904  ACTON             56.74                 0.250            0.016
4582933  MILLSTONE         66.67                 0.250            0.016
         TOWNSHIP
4582935  BURKE             90.00                 0.250            0.016
4582954  NORTHPORT         80.00                 0.250            0.016
4582971  HUNTINGTON BEACH  95.00                 0.250            0.016
4582991  WINCHESTER        72.37                 0.250            0.016
4583023  CRYSTAL LAKE      88.48          24     0.250            0.016
4583038  TEMPE             95.00          11     0.250            0.016
4583068  SEA GIRT          75.00                 0.250            0.016
4583121  CHERRY HILL       80.00                 0.250            0.016
         TOWNSHIP
4583204  SUGAR GROVE       68.00                 0.250            0.016
4583228  COON RAPIDS       80.00                 0.250            0.016
4583235  SCARSDALE         80.00                 0.250            0.016
4583245  SEATTLE           77.97                 0.250            0.016
4583246  PELHAM MANOR      64.10                 0.250            0.016
4583304  FOLSOM            85.00          12     0.250            0.016
4583320  VALPARAISO        76.80                 0.250            0.016
4583321  MINNETONKA        63.22                 0.250            0.016
4583344  WEST COVINA       69.90                 0.250            0.016
4583350  JERICHO           80.00                 0.250            0.016
4583351  CENTERPORT        80.00                 0.250            0.016
4583471  PLAINVIEW         80.00                 0.250            0.016
4583484  TULSA             75.00                 0.250            0.016
4583504  FORT LEE          66.67                 0.250            0.016
4583517  SAN JOSE          89.99                 0.250            0.016
4583540  FAIRHAVEN         69.69                 0.250            0.016
4583549  MALIBU            66.67                 0.250            0.016
4583656  SAN LUIS OBISPO   73.96                 0.250            0.016
4583675  MODESTO           70.00                 0.250            0.016
4583768  CHESAPEAKE        57.47                 0.250            0.016
4583770  ORLANDO           89.99          12     0.250            0.016
4583777  SAN CARLOS        75.00                 0.250            0.016
4583790  BIRMINGHAM        74.24                 0.250            0.016
4583797  PORTLAND          57.47                 0.250            0.016
4583809  BELLINGHAM        80.00                 0.250            0.016
4583963  KEW GARDENS       80.00                 0.250            0.016
4583991  BOCA RATON        72.85                 0.250            0.016
4584010  MERRICK           73.47                 0.250            0.016
4584048  BOCA RATON        45.98                 0.250            0.016
4584065  JUNO BEACH        74.96                 0.250            0.016
4584079  DELRAY BEACH      74.32                 0.250            0.016
4584087  SAN JOSE          75.00                 0.250            0.016
4584101  RICHARDSON        50.78                 0.250            0.016
4584152  FORT MYERS        74.97                 0.250            0.016
4584166  ALEXANDRIA        73.66                 0.250            0.016
4584167  HONOLULU          74.77                 0.250            0.016
4584209  CORAL SPRINGS     72.22                 0.250            0.016
4584217  YONKERS           66.81                 0.250            0.016
4584228  SAN RAMON         58.40                 0.250            0.016
4584247  BRADENTON         74.92                 0.250            0.016
4584269  CORDOVA           55.00                 0.250            0.016
4584336  BROOKLYN          80.00                 0.250            0.016
4584338  SAN DIEGO         70.00                 0.250            0.016
4584343  MOUNTAIN VIEW     74.98                 0.250            0.016
4584359  DIX HILLS         42.55                 0.250            0.016
4584366  PORT CHARLOTTE    74.95                 0.250            0.016
4584372  WEST ISLIP        58.82                 0.250            0.016
4584426  MT. JULIET        90.00          11     0.250            0.016
4584431  GARDEN GROVE      74.97                 0.250            0.016
4584455  PAUPACK           79.59                 0.250            0.016
4584465  CARLSBAD          69.25                 0.250            0.016
4584473  LIVERMORE         74.97                 0.250            0.016
4584507  BOULDER CITY      80.00                 0.250            0.016
4584514  BIRMINGHAM        87.43          13     0.250            0.016
4584518  CHAPPAQUA         54.74                 0.250            0.016
4584551  SOUTH HAMPTON     90.00          12     0.250            0.016
4584677  GULF SHORES       65.93                 0.250            0.016
4584727  EVESHAM TWP       64.79                 0.250            0.016
4584737  LAGUNA NIGUEL     79.65                 0.250            0.016
4584748  GLEN COVE         80.00                 0.250            0.016
4584755  MIDVALE           79.99                 0.250            0.016
4584757  LIVERMORE         60.00                 0.250            0.016
4584803  FOLSOM            80.00                 0.250            0.016
4584810  CLARKSVILLE       87.66                 0.250            0.016
4584826  CABOT             76.05                 0.250            0.016
4584832  MANCHESTER        79.55                 0.250            0.016
4584841  NASHVILLE         44.90                 0.250            0.016
4584857  ANAHEIM           80.00                 0.250            0.016
4584917  NEW CANAAN        34.31                 0.250            0.016
4584926  SALEM             72.26                 0.250            0.016
4584928  FAIRFAX           89.97          11     0.250            0.016
4584931  NEW ROCHELLE      65.30                 0.250            0.016
4584996  UNIVERSITY PARK   61.86                 0.250            0.016
4585059  CORONA            94.98          11     0.250            0.016
4585122  WILLMINGTON       70.60                 0.250            0.016
4585212  LAPINE            66.91                 0.250            0.016
4585226  YORBA LINDA       90.00                 0.250            0.016
4585308  WINCHESTER        80.00                 0.250            0.016
4585388  CULVER CITY       90.00                 0.250            0.016
4585397  ATLANTA           47.83                 0.250            0.016
4585472  MEDFORD           56.45                 0.250            0.016
4585473  WESTON            58.18                 0.250            0.016
4585479  HOLLYWOOD         60.34                 0.250            0.016
4585481  LAFAYETTE         80.00                 0.250            0.016
4585486  TEMECULA          90.00                 0.250            0.016
4585490  BENBROOK          80.00                 0.250            0.016
4585515  GREAT FALLS       80.00                 0.250            0.016
4585567  NORFOLK           80.00                 0.250            0.016
4585699  COLUMBIAVILLE     80.00                 0.250            0.016
4585719  KITTY HAWK        61.27                 0.250            0.016
4585747  YORBA LINDA       90.00                 0.250            0.016
4585751  EUGENE            90.00                 0.250            0.016
4585770  FREMONT           67.99                 0.250            0.016
4585830  SANTA BARBARA     75.00                 0.250            0.016
4585835  ZION              74.97                 0.250            0.016
4585843  MIAMI             27.49                 0.250            0.016
4585858  MADISON           90.00          11     0.250            0.016
4585917  NEWTOWN TOWNSHIP  57.74                 0.250            0.016
4585920  PORT CHARLOTTE    75.00                 0.250            0.016
4585926  WELLINGTON        74.98                 0.250            0.016
4585945  SARASOTA          60.00                 0.250            0.016
4585971  SYRACUSE          78.95                 0.250            0.016
4585996  HILLSBOROUGH      64.68                 0.250            0.016
4586005  CHICAGO           68.70                 0.250            0.016
4586010  SARATOGA          80.00                 0.250            0.016
4586027  LAUDERHILL        75.00                 0.250            0.016
4586034  WHITE PLAINS      59.68                 0.250            0.016
4586069  MODESTO           66.15                 0.250            0.016
4586075  NEWNAN            80.00                 0.250            0.016
4586081  BOTHELL           80.00                 0.250            0.016
4586083  NOVATO            80.00                 0.250            0.016
4586084  MILWAUKIE         69.46                 0.250            0.016
4586087  SAN JOSE          80.00                 0.250            0.016
4586096  SARASOTA          75.00                 0.250            0.016
4586163  HALLANDALE        75.00                 0.250            0.016
4586168  MEMPHIS           75.00                 0.250            0.016
4586173  IRVINE            74.99                 0.250            0.016
4586207  EVERETT           88.89                 0.250            0.016
4586215  SCOTTSDALE        80.00                 0.250            0.016
4586221  MILL CREEK        79.98                 0.250            0.016
4586249  PHOENIX           90.00          01     0.250            0.016
4586252  MAHWAH            75.00                 0.250            0.016
4586262  GREENVILLE        67.53                 0.250            0.016
4586270  ALPHARETTA        80.00                 0.250            0.016
4586272  DARLINGTON        80.00                 0.250            0.016
4586274  VIRGINIA BEACH    34.95                 0.250            0.016
4586276  ALEXANDRIA        79.53                 0.250            0.016
4586280  RESTON            53.25                 0.250            0.016
4586291  MECHANICSVILLE    84.88          06     0.250            0.016
4586296  ALBANY            77.47                 0.250            0.016
4586330  PURCELLVILLE      80.00                 0.250            0.016
4586339  PLANTATION        35.21                 0.250            0.016
4586340  CUPERTINO         29.66                 0.250            0.016
4586341  CHICAGO           74.94                 0.250            0.016
4586357  ORANGE            80.00                 0.250            0.016
4586358  COCONUT CREEK     75.00                 0.250            0.016
4586362  MISSION VIEJO     80.00                 0.250            0.016
4586364  COMPTON           62.61                 0.250            0.016
4586375  STUART            65.00                 0.250            0.016
4586413  WESTOVER          65.22                 0.250            0.016
4586430  SAN MARINO        34.09                 0.250            0.016
4586441  HOLLYWOOD         64.84                 0.250            0.016
4586452  PORT JEFFERSON    79.99                 0.250            0.016
4586460  APOPKA            90.00                 0.250            0.016
4586562  MINNETRISTA       64.40                 0.250            0.016
4586572  LOS ANGELES       89.98          13     0.250            0.016
4586573  BRANCHBURG        85.88          11     0.250            0.016
4586575  FOUNTAIN HILLS    71.43                 0.250            0.016
4586627  FULLERTON         80.00                 0.250            0.016
4586758  MONTEREY PARK     80.00                 0.250            0.016
4586759  MONROE            95.00          11     0.250            0.016
4586763  SANTA MONICA      90.00                 0.250            0.016
4586783  BOULDER           95.00          11     0.250            0.016
4586789  ALEXANDRIA        90.00          12     0.250            0.016
4586802  LYNBROOK          74.99                 0.250            0.016
4586803  UPPER SADDLE      74.76                 0.250            0.016
         RIVER
4586811  LOCUST VALLEY     80.00                 0.250            0.016
4586835  CLARKSBURG        69.84                 0.250            0.016
4586843  OLD HICKORY       84.20          13     0.250            0.016
4586874  FOUNTAIN HILLS    94.99                 0.250            0.016
4586880  FALLS CHURCH      67.75                 0.250            0.016
4586893  PASADENA AREA     75.00                 0.250            0.016
4587000  EUGENE            65.00                 0.250            0.016
4587002  CHERRY HILL       90.00          12     0.250            0.016
4587072  WESTFIELD         90.00          11     0.250            0.016
4587181  HAPPY VALLEY      80.00                 0.250            0.016
4587183  WESTERVILLE       74.50                 0.250            0.016
4587191  WASHINGTON        80.00                 0.250            0.016
4587240  INDIANAPOLIS      80.00                 0.250            0.016
4587265  CLINTON TOWNSHIP  90.00          12     0.250            0.016
4587293  NAUGATUCK         65.00                 0.250            0.016
4587325  GLENVIEW          75.00                 0.250            0.016
4587336  PROVIDENCE        76.29                 0.250            0.016
4587436  BEDFORD           75.00                 0.250            0.016
4587464  PORT ORCHARD      72.60                 0.250            0.016
4587656  WOODBURY          80.00                 0.250            0.016
4587685  CENTREVILLE       90.00                 0.250            0.016
4587731  BURLINGAME        46.43                 0.250            0.016
4587840  HOUSTON           90.00          24     0.250            0.016
4587875  FOSTER CITY       77.78                 0.250            0.016
4587883  QUIOGUE           80.00                 0.250            0.016
4587912  EAST SANDWICH     79.75                 0.250            0.016
4587962  TRABUCO CANYON    79.77                 0.250            0.016
         AREA
4587966  SOUTH SALEM       80.00                 0.250            0.016
4588015  BROOKLYN          75.38                 0.250            0.016
4588085  PRAIRIEVILLE      72.08                 0.250            0.016
4588088  CONWAY            79.09                 0.250            0.016
4588096  HICKORY HILLS     95.00          01     0.250            0.016
4588110  MIDDLETOWN        90.00          06     0.250            0.016
4588311  GREAT FALLS       79.75                 0.250            0.016
4588362  ENCINITAS         75.00                 0.250            0.016
4588367  MENLO PARK        75.00                 0.250            0.016
4588377  MIAMI BEACH       80.00                 0.250            0.016
4588436  GREELEY           87.35          01     0.250            0.016
4588465  LEWES             79.99                 0.250            0.016
4588528  FREEPORT          51.14                 0.250            0.016
4588640  LYNBROOK          80.00                 0.250            0.016
4588676  OLYMPIA           90.00          06     0.250            0.016
4588702  GREENSBORO        94.99          06     0.250            0.016
4588777  ARRINGTON         90.00          11     0.250            0.016
4588800  PALISADES PARK    79.50                 0.250            0.016
4588801  ALPHARETTA        80.00                 0.250            0.016
4588821  EDEN              71.90                 0.250            0.016
4588866  ARDSLEY           95.00          11     0.250            0.016
4588947  EDMOND            90.00          01     0.250            0.016
4588959  CHAPPAQUA         80.00                 0.250            0.016
4588981  BOWIE             90.00          12     0.250            0.016
4589001  WESTLAKE VILLAGE  43.87                 0.250            0.016
4589062  THE WOODLANDS     80.00                 0.250            0.016
4589141  WEST LINN         89.99          06     0.250            0.016
4589142  GREENWICH         48.39                 0.250            0.016
4589157  SAN RAFAEL        75.45                 0.250            0.016
4589171  BRADENTON         74.87                 0.250            0.016
4589175  HONOLULU          75.00                 0.250            0.016
4589185  EDISON            80.00                 0.250            0.016
4589189  WILLIAMS          64.60                 0.250            0.016
4589195  FORT SALONGA      80.00                 0.250            0.016
4589200  EL CAJON          88.24          12     0.250            0.016
4589241  LITTLE ROCK       90.13          13     0.250            0.016
4589244  FENWICK ISLAND    55.17                 0.250            0.016
4589248  MOUNT PLEASANT    80.00                 0.250            0.016
4589283  FLAGSTAFF         69.74                 0.250            0.016
4589286  GOODLETTSVILLE    78.53                 0.250            0.016
4589333  SCOTTSDALE        54.17                 0.250            0.016
4589339  MAPLE VALLEY      80.00                 0.250            0.016
4589344  LAFAYETTE         62.05                 0.250            0.016
4589401  NANUET            74.95                 0.250            0.016
4589413  LA MESA           84.38          06     0.250            0.016
4589428  MORROW            79.84                 0.250            0.016
4589505  FORT LAUDERDALE   75.00                 0.250            0.016
4589521  MURRIETA          50.00                 0.250            0.016
4589557  ORINDA            80.00                 0.250            0.016
4589575  TUCSON            68.54                 0.250            0.016
4589576  FALLBROOK         53.13                 0.250            0.016
4589697  CHULA VISTA       70.00                 0.250            0.016
4589858  ATASCADERO        74.99                 0.250            0.016
4589879  DALLAS            74.94                 0.250            0.016
4589882  SAN JOSE          79.75                 0.250            0.016
4589899  BERKELEY          72.10                 0.250            0.016
4589914  OAK PARK          67.03                 0.250            0.016
4589933  HOUSTON           74.99                 0.250            0.016
4589981  SAN DIEGO         70.00                 0.250            0.016
4590002  MODESTO           75.00                 0.250            0.016
4590060  CUPERTINO         70.00                 0.250            0.016
4590082  HUNTINGTON WOODS  72.17                 0.250            0.016
4590086  SAN JOSE          66.30                 0.250            0.016
4590100  BELLEVUE          58.64                 0.250            0.016
4590108  LITTLE FALLS      75.00                 0.250            0.016
4590128  WINCHESTER        75.00                 0.250            0.016
4590135  ANAHEIM           80.00                 0.250            0.016
4590148  SOUTH RIDING      69.99                 0.250            0.016
4590171  GAHANNA           80.00                 0.250            0.016
4590180  SCOTTSDALE        90.00          01     0.250            0.016
4590195  PHOENIX           90.00          06     0.250            0.016
4590206  FREEHOLD          79.97                 0.250            0.016
4590227  BOUNTIFUL         67.86                 0.250            0.016
4590250  HIGHLAND          70.75                 0.250            0.016
4590254  MARIETTA          88.70          06     0.250            0.016
4590269  MARTINEZ          90.00                 0.250            0.016
4590278  SOLANA BEACH      89.90          12     0.250            0.016
4590290  FORT COLLINS      79.87                 0.250            0.016
4590322  SOUTHINGTON       80.00                 0.250            0.016
4590339  PALO ALTO         68.49                 0.250            0.016
4590342  READINGTON        67.77                 0.250            0.016
4590396  PORT REPUBLIC     33.48                 0.250            0.016
4590449  CHICAGO           75.54                 0.250            0.016
4590464  MERIDIAN          48.00                 0.250            0.016
4590468  ALEXANDRIA        79.99                 0.250            0.016
4590533  ALPHARETTA        75.00                 0.250            0.016
4590542  BOWLING GREEN     68.97                 0.250            0.016
4590555  STAMFORD          80.00                 0.250            0.016
4590574  COOPER CITY       80.00                 0.250            0.016
4590652  SALT LAKE CITY    80.00                 0.250            0.016
4590720  SALT LAKE CITY    87.94          13     0.250            0.016
4590731  DRIPPING SPRINGS  80.00                 0.250            0.016
4590761  PORTLAND          73.28                 0.250            0.016
4590781  MEDFORD           57.38                 0.250            0.016
4590849  MASSAPEQUA        80.00                 0.250            0.016
4591042  VALLEY STREAM     74.77                 0.250            0.016
4591082  SADDLE BROOK      67.42                 0.250            0.016
4591085  DARIEN            74.29                 0.250            0.016
4591091  EUGENE            80.00                 0.250            0.016
4591098  MERCER ISLAND     74.96                 0.250            0.016
4591121  GLEN ELLYN        80.00                 0.250            0.016
4591159  ATLANTA           69.89                 0.250            0.016
4591212  RIPON             87.46          17     0.250            0.016
4591229  SALT LAKE CITY    55.26                 0.250            0.016
4591239  TEMPE             75.00                 0.250            0.016
4591297  ARGYLE            80.00                 0.250            0.016
4591302  OCEANSIDE         80.00                 0.250            0.016
4591316  WHITTIER          80.00                 0.250            0.016
4591334  SAN ANTONIO       80.00                 0.250            0.016
4591338  BASKING RIDGE     77.20                 0.250            0.016
4591382  BRONXVILLE        73.77                 0.250            0.016
4591402  SAUGUS            89.90          06     0.250            0.016
4591439  HIGHLAND PARK     80.00                 0.250            0.016
4591504  DAVIE             73.21                 0.250            0.016
4591510  REDWOOD CITY      74.63                 0.250            0.016
4591513  WYCOMBE           61.07                 0.250            0.016
4591641  HURST             49.38                 0.250            0.016
4591647  PARK CITY         80.00                 0.250            0.016
4591733  SANTA CRUZ        75.00                 0.250            0.016
4591737  SNOHOMISH         90.00          12     0.250            0.016
4591800  CARBONDALE        60.34                 0.250            0.016
4591838  ROCKLIN           79.97                 0.250            0.016
4591850  EVERETT           95.00          12     0.250            0.016
4591872  MORTON            95.00          11     0.250            0.016
4591907  PORTLAND          80.00                 0.250            0.016
4591908  COLORADO SPRINGS  61.43                 0.250            0.016
4591918  LOS ANGELES       80.00                 0.250            0.016
4591923  FLOWER MOUND      80.00                 0.250            0.016
4591948  MATTITUCK         62.26                 0.250            0.016
4592006  MOUNT PLEASANT    80.00                 0.250            0.016
4592039  WESTERN SPRINGS   72.86                 0.250            0.016
4592123  ENCINITAS         75.00                 0.250            0.016
4592146  PEMBROKE PINES    90.00          11     0.250            0.016
4592311  ROBBINSVILLE      90.00                 0.250            0.016
4592350  PELHAM            76.07                 0.250            0.016
4592436  ROCHESTER         79.99                 0.250            0.016
4592511  BUENO PARK        80.00                 0.250            0.016
4592587  FAIRFAX           95.00                 0.250            0.016
4592620  RALEIGH           80.00                 0.250            0.016
4592643  SOUTH OGDEN       71.51                 0.250            0.016
4592808  WOLVERINE LAKE    78.14                 0.250            0.016
4592868  PEMBROKE PINES    79.96                 0.250            0.016
4592890  EDEN PRAIRIE      80.00                 0.250            0.016
4592951  SOUTHLAKE         73.96                 0.250            0.016
4592953  SANTA BARBARA     76.27                 0.250            0.016
4592999  SEASIDE           90.00          11     0.250            0.016
4593004  FAIR OAKS RANCH   89.75          01     0.250            0.016
4593084  NORTH HOLLYWOOD   80.00                 0.250            0.016
4593142  HENDERSON         80.00                 0.250            0.016
4593264  HOUSTON           79.12                 0.250            0.016
4593311  LLOYD NECK        80.00                 0.250            0.016
4593331  LIVERMORE         80.00                 0.250            0.016
4593396  LOS ANGELES       90.00          11     0.250            0.016
4593410  NEW YORK          90.00          06     0.250            0.016
4593528  SNOHOMISH         90.00          12     0.250            0.016
4593534  RICHARDSON        77.92                 0.250            0.016
4593579  BARRINGTON        74.57                 0.250            0.016
4593589  CLYDE HILL        61.35                 0.250            0.016
4593633  SARATOGA          54.13                 0.250            0.016
4593648  PRESCOTT          55.77                 0.250            0.016
4593650  ROCKPORT          70.00                 0.250            0.016
4593657  WAINSCOTT         80.00                 0.250            0.016
4593702  KAILUA            68.25                 0.250            0.016
4593755  LONG BEACH        90.00                 0.250            0.016
4593864  LOS ANGELES       80.00                 0.250            0.016
4593899  ANNAPOLIS         79.38                 0.250            0.016
4593913  GROTON            90.00          12     0.250            0.016
4593918  WYCKOFF           80.00                 0.250            0.016
4593921  KITTY HAWK        80.00                 0.250            0.016
4593944  EAST PATCHOGUE    90.00                 0.250            0.016
4593954  CLEARWATER        95.00          11     0.250            0.016
4594022  WESTPORT          80.00                 0.250            0.016
4594034  NORTH SALT LAKE   89.97          06     0.250            0.016
4594091  FAIRFAX STATION   80.00                 0.250            0.016
4594113  FULSHEAR          80.00                 0.250            0.016
4594129  BELLEVUE          51.72                 0.250            0.016
4594201  ALPHARETTA        79.99                 0.250            0.016
4594244  MESA              48.39                 0.250            0.016
4594246  SCOTTSDALE        80.00                 0.250            0.016
4594286  LOS ALTOS         46.15                 0.250            0.016
4594399  NAPLES            80.00                 0.250            0.016
4594439  FORT SALONGA      79.94                 0.250            0.016
4594465  HOUSTON           80.00                 0.250            0.016
4594495  EDISON TWP        26.09                 0.250            0.016
4594548  SUN VALLEY        55.95                 0.250            0.016
4594568  NEW MILFORD       72.73                 0.250            0.016
4594582  EAGLE VAIL        71.35                 0.250            0.016
4594604  ZIONSVILLE        79.35                 0.250            0.016
4594661  SAN JOSE          80.00                 0.250            0.016
4594662  WESTWOOD          64.84                 0.250            0.016
4594682  BAYSIDE           65.36                 0.250            0.016
4594706  REMSENBURG        75.00                 0.250            0.016
4594868  MASSAPEQUA        80.00                 0.250            0.016
4594873  SPICEWOOD         88.90          06     0.250            0.016
4594882  FARMINGTON HILLS  89.98          01     0.250            0.016
4594897  BEAVERTON         55.65                 0.250            0.016
4594905  FAIRFIELD         80.00                 0.250            0.016
4594907  NEWTOWN           74.89                 0.250            0.016
4594916  LAGUNA BEACH      49.70                 0.250            0.016
4594921  UPLAND            80.00                 0.250            0.016
4595025  SAN RAFAEL        70.00                 0.250            0.016
4595037  FREMONT           72.83                 0.250            0.016
4595046  MIAMI BEACH       74.96                 0.250            0.016
4595114  POTOMAC           67.40                 0.250            0.016
4595190  HERCULES          95.00          13     0.250            0.016
4595354  COUPEVILLE        80.00                 0.250            0.016
4595358  AROMAS            74.47                 0.250            0.016
4595387  MYRTLE BEACH      17.54                 0.250            0.016
4595394  STUART            75.95                 0.250            0.016
4595568  HUNTINGTON BEACH  89.98                 0.250            0.016
4595670  SOUTH SAN         64.86                 0.250            0.016
         FRANCISCO
4595693  LONG BEACH        68.72                 0.250            0.016
4595706  SUMMIT            69.70                 0.250            0.016
4595801  WOODBURY          64.21                 0.250            0.016
4595802  COTO DE CAZA      73.20                 0.250            0.016
4595813  AURORA            75.97                 0.250            0.016
4595844  WASHINGTON        80.00                 0.250            0.016
4595848  BETHESDA          80.00                 0.250            0.016
4595867  STAMFORD          80.00FX30YR           0.250            0.016
4595869  MONTCLAIR         80.00                 0.250            0.016
4595885  STUDIO CITY       80.00                 0.250            0.016
4595895  APTOS             69.85                 0.250            0.016
4595914  EDGEWATER         69.16                 0.250            0.016
4595987  SOUTHAMPTON       80.00                 0.250            0.016
4596050  SANTA MONICA      46.62                 0.250            0.016
4596054  HUNTINGTON BEACH  89.89                 0.250            0.016
4596071  PHOENIX           75.00                 0.250            0.016
4596076  OMAHA             80.00                 0.250            0.016
4596105  JONESBORO         69.34                 0.250            0.016
4596132  ATLANTA           80.00                 0.250            0.016
4596140  WOODLAND HILLS    88.18          11     0.250            0.016
4596146  MISSION VIEJO     90.00                 0.250            0.016
4596161  FAIRFAX STATION   80.00                 0.250            0.016
4596205  LIVINGSTON        90.00                 0.250            0.016
4596236  LAS FLORES AREA   79.99                 0.250            0.016
4596240  PALM CITY         82.07          33     0.250            0.016
4596245  ENCINO AREA       78.00                 0.250            0.016
4596246  ORINDA            63.80                 0.250            0.016
4596267  COLORADO SPRINGS  62.50                 0.250            0.016
4596293  BELMONT           78.87                 0.250            0.016
4596296  OKLAHOMA CITY     85.00          12     0.250            0.016
4596303  TEMECULA          80.00                 0.250            0.016
4596335  NAGS HEAD         68.05                 0.250            0.016
4596350  FREMONT           80.00                 0.250            0.016
4596370  YONKERS           80.00                 0.250            0.016
4596433  HOUSTON           80.00                 0.250            0.016
4596459  VIENNA            80.00                 0.250            0.016
4596462  AGOURA HILLS      80.00                 0.250            0.016
4596488  CHULA VISTA       79.99                 0.250            0.016
4596493  CERRITOS          80.00                 0.250            0.016
4596506  PRESCOTT          68.09                 0.250            0.016
4596571  FREDERICK         95.00          01     0.250            0.016
4596611  BENTON            80.00                 0.250            0.016
4596703  SCOTTSDALE        80.00                 0.250            0.016
4596833  LOS ANGELES       80.00                 0.250            0.016
4596837  POWAY             80.00                 0.250            0.016
4596844  BENICIA           90.00          01     0.250            0.016
4596860  LAKE ARROWHEAD    90.00          17     0.250            0.016
4596871  MOORPARK          90.00                 0.250            0.016
4596894  PLACENTIA         54.73                 0.250            0.016
4596905  GRANADA HILLS     80.00                 0.250            0.016
4596970  GERMANTOWN        80.00                 0.250            0.016
4597153  VAIL              61.90                 0.250            0.016
4597227  SCOTTSDALE        89.98          01     0.250            0.016
4597300  SALT LAKE CITY    80.00                 0.250            0.016
4597333  AUSTIN            80.00                 0.250            0.016
4597388  ORLANDO           80.00                 0.250            0.016
4597566  EAST HAMPTON      50.00                 0.250            0.016
4597575  PRINCEVILLE       40.00                 0.250            0.016
4597584  LAS VEGAS         89.64          11     0.250            0.016
4597596  IRVINGTON         75.00                 0.250            0.016
4597616  THOUSAND OAKS     74.99                 0.250            0.016
4597653  MANHASSET         55.32                 0.250            0.016
4597701  HUNTINGTON        90.00          11     0.250            0.016
4597724  ORLANDO           79.72                 0.250            0.016
4597770  DALLAS            70.51                 0.250            0.016
4597833  PORT HUENEME      80.00                 0.250            0.016
4597889  PARSIPPANY-TROY   80.00                 0.250            0.016
         HILLS
4597926  NASHVILLE         80.00                 0.250            0.016
4597945  DALLAS            65.22                 0.250            0.016
4597973  GILBERT           77.61                 0.250            0.016
4598001  ALTADENA AREA     77.01                 0.250            0.016
4598053  SMYRNA            90.00          01     0.250            0.016
4598061  MT AIRY           79.78                 0.250            0.016
4598121  ASHLAND           70.59                 0.250            0.016
4598161  NEW CITY          74.63                 0.250            0.016
4598190  COLUMBUS          70.00                 0.250            0.016
4598218  CORAM             80.00                 0.250            0.016
4598282  ENCINO            90.00          11     0.250            0.016
4598303  MOUNTAIN VIEW     68.75                 0.250            0.016
4598349  LOS GATOS         75.00                 0.250            0.016
4598359  STATEN ISLAND     80.00                 0.250            0.016
4598373  NAPLES            80.00                 0.250            0.016
4598374  PASADENA          80.00                 0.250            0.016
4598394  FARMINGTON        60.82                 0.250            0.016
4598405  LINCOLN           89.80                 0.250            0.016
4598430  LITTLETON         94.99          17     0.250            0.016
4598458  LOS ANGELES       80.00                 0.250            0.016
4598535  HOUSTON           60.27                 0.250            0.016
4598673  VIRGINIA BEACH    69.77                 0.250            0.016
4598705  SCOTTSDALE        75.00                 0.250            0.016
4598718  MORRISTOWN        90.00          06     0.250            0.016
4598765  WOODSTOCK         80.00                 0.250            0.016
4598808  CUTCHOGUE         71.77                 0.250            0.016
4598858  MONTCLAIR         66.08                 0.250            0.016
4598880  COCOA             80.00                 0.250            0.016
4598904  HAYWARD           80.00                 0.250            0.016
4598955  CHAPPAQUA         80.00                 0.250            0.016
4599048  IRVINE            90.00          13     0.250            0.016
4599079  OAKDALE           68.97                 0.250            0.016
4599099  NOKOMIS           80.00                 0.250            0.016
4599100  HOLLY SPRINGS     90.00          11     0.250            0.016
4599121  HOUSTON           80.00                 0.250            0.016
4599137  MARTINEZ          68.06                 0.250            0.016
4599151  SAN ANTONIO       52.45                 0.250            0.016
4599174  BOWLING GREEN     79.58                 0.250            0.016
4599199  ALEXANDRIA        63.08                 0.250            0.016
4599243  MT JULIET         90.00          12     0.250            0.016
4599245  MILL CREKK        80.00                 0.250            0.016
4599423  WESTON            71.61                 0.250            0.016
4599523  LAS VEGAS         60.78                 0.250            0.016
4599629  CONCORD           80.00                 0.250            0.016
4599662  MADISON           72.39                 0.250            0.016
4599664  WEST NYACK        75.00                 0.250            0.016
4599688  COLUMBIA          90.00          01     0.250            0.016
4599740  ALAMEDA           74.06                 0.250            0.016
4599837  CLOSTER           75.00                 0.250            0.016
4599881  SOUTHINGTON       68.75                 0.250            0.016
4599889  LOS ANGELES       80.00                 0.250            0.016
4599937  SAN MARINO        69.87                 0.250            0.016
4599999  NORTHBROOK        46.90                 0.250            0.016
4600104  IRVINE            95.00          11     0.250            0.016
4600127  BONITA SPRINGS    80.00                 0.250            0.016
4600135  BENICIA           80.00                 0.250            0.016
4600161  SOUTHLAKE         79.99                 0.250            0.016
4600170  LEASBURG          69.33                 0.250            0.016
4600191  WOODLAND HILLS    89.73          11     0.250            0.016
4600233  NASHVILLE         69.51                 0.250            0.016
4600244  CLIFTON           80.00                 0.250            0.016
4600356  STATEN ISLAND     95.00          11     0.250            0.016
4600364  KIRKLAND          89.99          13     0.250            0.016
4600408  VIENNA            75.68                 0.250            0.016
4600424  SAN GABRIEL       42.75                 0.250            0.016
4600427  SHERIDAN          62.50                 0.250            0.016
4600431  MALVERNE          78.49                 0.250            0.016
4600436  MESA              75.00                 0.250            0.016
4600454  LONGPORT          7.94                  0.250            0.016
4600482  MILLNECK          29.63                 0.250            0.016
4600483  CLARKSVILLE       80.00                 0.250            0.016
4600556  FLUSHING          90.00          11     0.250            0.016
4600592  ATLANTA           60.12                 0.250            0.016
4600601  EDMONDS           95.00          11     0.250            0.016
4600612  ALEXANDRIA        80.00                 0.250            0.016
4600725  HOUSTON           77.60                 0.250            0.016
4600735  HIGHLAND PARK     75.70                 0.250            0.016
4600758  COLLIERVILLE      80.00                 0.250            0.016
4600820  CINCINNATI        80.00                 0.250            0.016
4600905  LOS ANGELES       69.50                 0.250            0.016
4601018  ORANGE            89.67                 0.250            0.016
4601151  SAN CLEMENTE      80.00                 0.250            0.016
4601180  SEATTLE           79.99                 0.250            0.016
4601186  NORTHRIDGE AREA   90.00          01     0.250            0.016
4601226  DEMAREST          69.70                 0.250            0.016
4601266  PARK CITY         76.74                 0.250            0.016
4601314  FAIRFAX           68.06                 0.250            0.016
4601317  BENTONVILLE       80.00                 0.250            0.016
4601318  JERICHO           78.73                 0.250            0.016
4601429  KETCHUM           75.00                 0.250            0.016
4601458  NANTUCKET         61.43                 0.250            0.016
4601512  THOUSAND OAKS     65.00                 0.250            0.016
4601559  TROPHY CLUB       80.00                 0.250            0.016
4601682  CARY              69.57                 0.250            0.016
4601767  ALPHARETTA        80.00                 0.250            0.016
4601781  INDIAN BEACH      70.00                 0.250            0.016
4601866  RANCHO PALOS      63.49                 0.250            0.016
         VERDES
4601930  TAMPA             65.79                 0.250            0.016
4601939  CHESTNUT HILL     79.82                 0.250            0.016
4601959  ALEXANDRIA        95.00                 0.250            0.016
4601967  MIDDLEBURG        69.64                 0.250            0.016
4601982  SOUTH SAN         80.00                 0.250            0.016
         FRANCISCO
4602000  WOODBRIDGE        79.80                 0.250            0.016
4602053  BEDMINSTER        80.00                 0.250            0.016
4602055  ROCHESTER HILLS   71.43                 0.250            0.016
4602089  EMERSON           90.00          11     0.250            0.016
4602169  SAN ANTONIO       80.00                 0.250            0.016
4602210  PRIOR LAKE        85.93          01     0.250            0.016
4602372  SHORT HILLS       80.00                 0.250            0.016
4602390  FREMONT           75.00                 0.250            0.016
4602425  ANNAPOLIS         79.99                 0.250            0.016
4602451  HILTON HEAD       54.26                 0.250            0.016
         ISLAND
4602478  CANYON COUNTRY    80.00                 0.250            0.016
         AREA
4602487  WOODLAND HILLS    80.00                 0.250            0.016
         AREA
4602491  SNOQUALAMIE       78.95                 0.250            0.016
4602539  NORTH PALM BEACH  80.00                 0.250            0.016
4602613  THE WOODLANDS     80.00                 0.250            0.016
4602791  MAMARONECK        72.16                 0.250            0.016
4602844  LAWRENCEVILLE     79.99                 0.250            0.016
4602900  PARKER            94.99          01     0.250            0.016
4602996  SAN FRANCISCO     80.00                 0.250            0.016
4602998  GERMANTOWN        53.49                 0.250            0.016
4602999  THOUSAND OAKS     95.00          11     0.250            0.016
4603014  ANNAPOLIS         79.99                 0.250            0.016
4603036  LAS VEGAS         79.99                 0.250            0.016
4603039  MISSION VIEJO     90.00          06     0.250            0.016
4603091  MANHASSET         75.38                 0.250            0.016
4603186  VICTORVILLE       90.00                 0.250            0.016
4603259  PAMPANO BEACH     61.07                 0.250            0.016
4603261  DRESHER           75.00                 0.250            0.016
4603286  SOUTHLAKE         80.00                 0.250            0.016
4603309  HIGHLAND VILLAGE  76.28                 0.250            0.016
4603475  LOS ANGELES       67.80                 0.250            0.016
4603508  TORRANCE          80.00                 0.250            0.016
4603566  SAN DIEGO         90.00                 0.250            0.016
4603575  LAS VEGAS         78.95                 0.250            0.016
4603693  MALIBU            80.00                 0.250            0.016
4604009  WESTLAKE VILLAGE  80.00                 0.250            0.016
4604111  SANTA ANA AREA    80.00                 0.250            0.016
4604343  SEDALIA           74.98                 0.250            0.016
4604375  ANNAPOLIS         79.32                 0.250            0.016
4604408  OAKTON            80.00                 0.250            0.016
4604446  THOMPSON          70.00                 0.250            0.016
4604720  MURPHYS           80.00                 0.250            0.016
4604753  LAS VEGAS         60.53                 0.250            0.016
4604822  BROOKLYN          76.55                 0.250            0.016
4604957  CHANDLER          80.00                 0.250            0.016
4605010  WOODLAND HILLS    75.00                 0.250            0.016
4605070  HIGHLANDS RANCH   80.00                 0.250            0.016
4605293  BETHESDA          80.00                 0.250            0.016
4605498  PARK RIDGE        51.52                 0.250            0.016
4605502  WESTMINSTER       80.00                 0.250            0.016
4605506  TUCSON            80.00                 0.250            0.016
4605576  ANNAPOLIS         89.89          12     0.250            0.016
4605583  SCOTTSDALE        80.00                 0.250            0.016
4605589  TOWSON            80.00                 0.250            0.016
4605624  EATONTON          78.58                 0.250            0.016
4605726  CHICAGO           74.55                 0.250            0.016
4605759  NAPLES            75.00                 0.250            0.016
4605811  OXNARD            75.00                 0.250            0.016
4605955  MONTCLAIR         80.00                 0.250            0.016
4606053  LAS VEGAS         75.28                 0.250            0.016
4606286  MELBOURNE         77.67                 0.250            0.016
4606811  SAINT PETERSBURG  80.00                 0.250            0.016
4606845  PARK CITY         25.81                 0.250            0.016
4606870  LOS ANGELES       77.22                 0.250            0.016
4606876  CHINO HILLS       75.00                 0.250            0.016
4606916  LOS ANGELES       90.00          13     0.250            0.016
4607087  BELLAIRE          79.99                 0.250            0.016
4607143  LAS VEGAS         71.82                 0.250            0.016
4607153  FINKSBURG         80.00                 0.250            0.016
4607158  GLENDALE          59.61                 0.250            0.016
4607465  SAN FRANCISCO     57.45                 0.250            0.016
4608130  KEY LARGO         75.00                 0.250            0.016
4608649  AGOURA HILLS      68.06                 0.250            0.016
4608657  MILLEDGEVILLE     77.68                 0.250            0.016
4608728  TEMPLE CITY       90.00          33     0.250            0.016
4609182  SAN JOSE          72.39                 0.250            0.016
4609342  MALIBU AREA       80.00                 0.250            0.016
4609515  THOUSAND OAKS     80.00                 0.250            0.016
4609696  DEL MAR           80.00                 0.250            0.016
4610057  LONGWOOD          90.00          01     0.250            0.016
4610095  DILLON            80.00                 0.250            0.016
4610126  ORINDA            80.00                 0.250            0.016
4610140  YORBA LINDA       95.00          06     0.250            0.016
4610149  RESTON            88.59          12     0.250            0.016
4610155  PHOENIX           71.01                 0.250            0.016
4610177  STOCKTON          71.67                 0.250            0.016
4610191  DANVILLE          80.00                 0.250            0.016
4610866  ENCINITAS         80.00                 0.250            0.016
4611032  MONTVILLE         43.48                 0.250            0.016
4611182  TAYLORSVILLE      47.62                 0.250            0.016
4618235  SUNDERLAND        89.99          13     0.250            0.016

COUNT:                 895
WAC:           8.235458108
WAM:           357.1038095
WALTV:         76.10476939





NASCOR
NMI / 1997-10  Exhibit F-3
(Part A)
20 & 30 YEAR FIXED RATE
NON-RELOCATION LOANS


(i)     (ii)                             (iii)    (iv)     (v)      (vi)    (vii)    (viii)   (ix)
-----   --------------------------- ------------- -------- -------- ---------------- -----------------------
                                                           NET                                CUT-OFF
MORTGAGE                                          MORTGAGE MORTGAGE CURRENT ORIGINAL SCHEDULEDDATE
LOAN                                ZIP  PROPERTY INTEREST INTEREST MONTHLY TERM TO  MATURITY PRINCIPAL
NUMBER  CITY                 STATE  CODE TYPE     RATE     RATE     PAYMENT MATURITY DATE     BALANCE
------------------------------------------------------------------- ---------------- -----------------------
4546746 PLANO                TX     75093  SFD     8.375    8.109   $2,736.27 360    1-Sep-26   $352,513.79
4554481 FAYETTEVILLE         GA     30215  SFD     8.500    8.234   $1,742.36 360    1-Sep-26   $225,073.73
4571098 ATLANTA              GA     30327  SFD     8.250    7.984   $3,192.88 360    1-Mar-27   $423,904.76
4572110 CARMEL               IN     46032  SFD     7.750    7.484   $1,553.90 360    1-Jan-27   $215,963.26
4572246 PEWAUKEE             WI     53072  SFD     7.625    7.359   $1,557.15 360    1-Feb-27   $218,866.63
4573383 ATLANTA              GA     30319  PUD     7.625    7.359   $2,010.14 360    1-Jan-27   $282,746.90
4574866 FAYETTEVILLE         GA     30214  SFD     8.375    8.109   $2,189.01 360    1-Mar-27   $287,276.43
4575225 SCOTTSDALE           AZ     85255  SFD     7.750    7.484   $1,868.48 240    1-Jan-17   $225,169.67
4581497 FORT WASHINGTON      PA     19034  SFD     7.625    7.359   $1,868.58 360    1-Nov-26   $262,436.93
4581744 HOFFMAN ESTATES      IL     60010  SFD     8.125    7.859   $1,782.00 360    1-Feb-27   $239,204.30
4581870 CORAL SPRINGS        FL     33076  SFD     8.250    7.984   $1,667.07 360    1-Feb-27   $221,182.66
4581879 TIGARD               OR     97223  SFD     8.125    7.859   $1,773.83 360    1-Feb-27   $238,107.96
4581885 PONTE VEDRA BEACH    FL     32082  SFD     7.500    7.234   $2,843.71 360    1-Feb-27   $405,171.85
4581890 GREENWICH            CT     06830  SFD     8.000    7.734   $4,395.25 360    1-Jan-27   $596,547.95
4582536 MILLWOOD             NY     10546  SFD     8.000    7.734   $2,612.20 360    1-Feb-27   $354,649.33
4584822 PHOENIX              AZ     85023  SFD     8.000    7.734   $1,790.39 360    1-May-27   $243,671.47
4586176 RANDOLPH TOWNSHIP    NJ     07869  SFD     8.500    8.234   $1,937.67 360    1-Jun-27   $251,847.33
4593527 CHAPEL HILL          NC     27514  SFD     8.375    8.109   $1,976.19 360    1-Jun-27   $259,838.39
4599832 SAN DIEGO            CA     92122  SFD     7.875    7.609   $2,117.21 360    1-Apr-27   $291,393.15
4602431 JACKSON              MS     39211  SFD     8.375    8.109   $630.86   360    1-Jun-27    $82,948.41
4605088 SPRINGVILLE          UT     84663  SFD     7.375    7.109   $1,809.57 360    1-May-27   $261,398.82

                                                                                              $5,939,913.72

COUNT:                    21
WAC:             8.004827732
WAM:             350.4833819
WALTV:           79.88196704


                                   EXHIBIT F-3


            [Schedule of Mortgage Loans Serviced by Other Servicers]


NASCOR
NMI / 1997-10  Exhibit F-3
(Part A)
20 & 30 YEAR FIXED RATE
NON-RELOCATION LOANS


(i)     (ii)                 (x)  (xi)   (xii)    (xiii)  (xIv)    (xv)
-----   ----------------------------------------------------------------------

MORTGAGE                                 MORTGAGE         T.O.P.   MASTER
LOAN                                     INSURANCESERVICE MORTGAGE SERVICE
NUMBER  CITY                 LTV  SUBSIDYCODE     FEE     LOAN     FEE
------------------------------------------------------------------------------
4546746 PLANO                80.00                  0.250            0.016
4554481 FAYETTEVILLE         89.92                  0.250            0.016
4571098 ATLANTA              57.43                  0.250            0.016
4572110 CARMEL               82.99                  0.250            0.016
4572246 PEWAUKEE             80.00                  0.250            0.016
4573383 ATLANTA              80.00                  0.250            0.016
4574866 FAYETTEVILLE         90.00                  0.250            0.016
4575225 SCOTTSDALE           80.00                  0.250            0.016
4581497 FORT WASHINGTON      80.00                  0.250            0.016
4581744 HOFFMAN ESTATES      69.57                  0.250            0.016
4581870 CORAL SPRINGS        89.97                  0.250            0.016
4581879 TIGARD               94.99          12      0.250            0.016
4581885 PONTE VEDRA BEACH    80.00                  0.250            0.016
4581890 GREENWICH            79.87                  0.250            0.016
4582536 MILLWOOD             79.11                  0.250            0.016
4584822 PHOENIX              94.21          12      0.250            0.016
4586176 RANDOLPH TOWNSHIP    75.00                  0.250            0.016
4593527 CHAPEL HILL          84.97          13      0.250            0.016
4599832 SAN DIEGO            80.00                  0.250            0.016
4602431 JACKSON              75.45                  0.250            0.016
4605088 SPRINGVILLE          68.95                  0.250            0.016



COUNT:                    21
WAC:             8.004827732
WAM:             350.4833819
WALTV:           79.88196704





NASCOR
NMI / 1997-10  Exhibit F-3 (Part B)
20 & 30 YEAR FIXED RATE
NON-RELOCATION LOANS


(i)      (xvii)                        (xviii)
-----    -----------                   -----------

MORTGAGE                               NMI
LOAN                                   LOAN
NUMBER   SERVICER                      SELLER
-------- -------------------------     -----------------------------------------
4546746  COUNTRYWIDE FUNDING CORP.     COUNTRYWIDE FUNDING CORP.
4554481  SUNTRUST MORTGAGE, INC.       SUNTRUST MORTGAGE, INC.
4571098  CIMARRON MORTGAGE COMPANY     CIMARRON MORTGAGE COMPANY
4572110  NATIONAL CITY MORTGAGE CO.    NATIONAL CITY MORTGAGE CO.
4572246  NATIONAL CITY MORTGAGE CO.    NATIONAL CITY MORTGAGE CO.
4573383  SUNTRUST MORTGAGE, INC.       SUNTRUST MORTGAGE, INC.
4574866  HUNTINGTON MORTGAGE COMPANY   HUNTINGTON MORTGAGE
                                       COMPANY
4575225  FIRST UNION MORTGAGE CORP     FIRST UNION MORTGAGE CORP
4581497  FIRST UNION MORTGAGE CORP     FIRST UNION MORTGAGE CORP
4581744  FIRST UNION MORTGAGE CORP     FIRST UNION MORTGAGE CORP
4581870  FIRST UNION MORTGAGE CORP     FIRST UNION MORTGAGE CORP
4581879  FIRST UNION MORTGAGE CORP     FIRST UNION MORTGAGE CORP
4581885  FIRST UNION MORTGAGE CORP     FIRST UNION MORTGAGE CORP
4581890  FIRST UNION MORTGAGE CORP     FIRST UNION MORTGAGE CORP
4582536  FIRST UNION MORTGAGE CORP     FIRST UNION MORTGAGE CORP
4584822  HUNTINGTON MORTGAGE COMPANY   HUNTINGTON MORTGAGE
                                       COMPANY
4586176  HUNTINGTON MORTGAGE COMPANY   HUNTINGTON MORTGAGE
                                       COMPANY
4593527  HUNTINGTON MORTGAGE COMPANY   HUNTINGTON MORTGAGE
                                       COMPANY
4599832  HOMESIDE LENDING              HOMESIDE LENDING
4602431  CIMARRON MORTGAGE COMPANY     CIMARRON MORTGAGE COMPANY
4605088  CITICORP MORTGAGE, INC.       CITICORP MORTGAGE, INC.

COUNT:                              21
WAC:                       8.004827732
WAM:                       350.4833819
WALTV:                     79.88196704



                                    EXHIBIT G


                               REQUEST FOR RELEASE
                       (for Trust Administrator/Custodian)


Loan Information

         Name of Mortgagor:                       -----------------------------

         Servicer
         Loan No.:                                -----------------------------

Custodian/Trust Administrator

         Name:                                    -----------------------------

         Address:                                 -----------------------------

                                                  -----------------------------
         Custodian/Trust Administrator
         Mortgage File No.:                       -----------------------------

Seller

         Name:                                    -----------------------------

         Address:                                 -----------------------------

                                                  -----------------------------

         Certificates:                            Mortgage Pass-Through
                                                  Certificates, Series 1997-10


     The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trust Administrator for the Holders of
Mortgage Pass-Through Certificates, Series 1997-10, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of July 30, 1997 (the "Pooling and Servicing
Agreement") among the Trust  Administrator,  the Seller, the Master Servicer and
Firstar Trust Company, as Trustee.

(  )      Promissory Note dated --------------, 199--, in the original principal sum of  $-----------,  made by  --------------------,  payable  to, or endorsed to the order of, the Trustee.

(  )      Mortgage   recorded  on   ---------------------   as  instrument   no.
          --------------  in the  County  Recorder's  Office  of the  County  of
          --------------------,     State    of    -----------------------    in
          book/reel/docket   --------------------   of   official   records   at
          page/image ------------.

(  )      Deed of Trust  recorded  on  --------------------  as  instrument  no.
          -----------------  in the  County  Recorder's  Office of the County of
          -------------------,  State of  -----------------  in book/reel/docket
          -------------------- of official records at page/image ------------.

(  )      Assignment  of Mortgage or Deed of Trust to the  Trustee,  recorded on
          ------------------------------ as instrument no. -------------- in the
          County  Recorder's  Office of the  County  of  ----------------------,
          State      of      ---------------------      in      book/reel/docket
          -------------------- of official records at page/image ------------.

(  )      Other  documents,  including  any  amendments,  assignments  or  other assumptions of the Mortgage Note or Mortgage.

          (  )      ---------------------------------------------

          (  )      ---------------------------------------------

          (  )      ---------------------------------------------

          (  )      ---------------------------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master
     Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The  Master  Servicer  shall  return  the  Documents  to the Trust
     Administrator when the need therefor no longer exists,  unless the Mortgage
     Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trust Administrator, on behalf of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                           NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION

                                           By: --------------------------

                                           Title: ------------------------

Date: ----------------, 19--




                                    EXHIBIT H

                                        AFFIDAVIT PURSUANT TO SECTION 860E(e)(4)
                                        OF THE INTERNAL REVENUE CODE OF 1986, AS
                                        AMENDED, AND FOR NON-ERISA INVESTORS

STATE OF           )
                   ) ss:
COUNTY OF          )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ---------------] [United States], on behalf of which he makes this affidavit.

     2.  That the Purchaser's Taxpayer Identification Number is [             ].

     3. That the  Purchaser  is not a  "disqualified  organization"  within  the meaning of Section  860E(e)(5),of  the Internal Revenue Code of 1986, as amended
(the "Code"),  or an ERISA  Prohibited  Holder,  and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer],  and that the Purchaser is not acquiring  Norwest Asset  Securities  Corporation  Mortgage
Pass-Through  Certificates,  Series 1997-10, Class [A-R][A-LR]  Certificate (the
"Class  [A-R][A-LR]  Certificate")  for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes,  a "disqualified  organization"  means the United States, any state or
political  subdivision  thereof,  any  foreign  government,   any  international
organization,  any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its  board of  directors  is not  selected  by such  governmental  entity),  any cooperative  organization  furnishing  electric  energy or  providing  telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization  (other than a farmers'  cooperative  described in Code Section
521) that is exempt from  taxation  under the Code unless such  organization  is subject to the tax on unrelated business income imposed by Code Section 511. For these  purposes,  an "ERISA  Prohibited  Holder" means an employee  benefit plan subject to the fiduciary  provisions of the Employee  Retirement Income Security
Act of 1974, as amended ("ERISA"),  and/or Code Section 4975 or any governmental plan,  as defined in Section  3(32) of ERISA,  subject to any federal,  state or local law which is, to a material extent, similar to the foregoing provisions of
ERISA or the Code  (collectively,  a "Plan") or a Person investing the assets of such a Plan.

     4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [A-R][A-LR] Certificate as they become due.

     5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [A-R][A-LR] Certificate in excess of cash flows generated by the Class [A-R][A-LR] Certificate.

     6. That the Purchaser will not transfer the Class [A-R][A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7. That the  Purchaser  (i) is not a Non-U.S.  Person or (ii) is a Non-U.S.
Person that holds the Class [A-R][A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trust Administrator with an effective Internal Revenue
Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trust Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [A-R][A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [A-R][A-LR] Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to U.S. federal income tax regardless of the source of its income.

     8.  That  the  Purchaser  agrees  to such  amendments  of the  Pooling  and
Servicing Agreement as may be required to further effectuate the restrictions on
transfer  of  the  Class   [A-R][A-LR]   Certificate  to  such  a  "disqualified
organization,"  an agent thereof,  an ERISA  Prohibited  Holder or a person that does not satisfy the  requirements  of paragraph 4,  paragraph 5 and paragraph 7 hereof.

     9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the [Upper-Tier REMIC] [Lower-Tier
REMIC] pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.




     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this --- day of , 19 --.

                                             [NAME OF PURCHASER]


                                             By:--------------------------
                                                [Name of Officer]
                                                [Title of Officer]


     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he
[she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


     Subscribed and sworn before me this -- day of           , 19 --.
                                                   ----------

-----------------------------
NOTARY PUBLIC

COUNTY OF--------------------

STATE OF---------------------

My commission expires the -- day of ----------, 19--.




                                    EXHIBIT I




            [Letter from Transferor of Class [A-R][A-LR] Certificate]





                                     [Date]




First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288

                  Re:   Norwest Asset Securities Corporation,
                        Series 1997-10, Class [A-R][A-LR]
                        -------------------------------------

Ladies and Gentlemen:

     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                                     Very truly yours,
                                                     [Transferor]

                                                     ----------------------


                                    EXHIBIT J





                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-10
                   CLASS [A-1] [B-3] [B-4] [B-5] CERTIFICATES


                               TRANSFEREE'S LETTER



                                            ----------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288


Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

     The  undersigned  (the  "Purchaser")  proposes  to purchase  Norwest  Asset
Securities Corporation Mortgage Pass-Through Certificates, Series 1997-10, Class
[A-1]  [B-3]  [B-4]  [B-5]  Certificates  (the  "Class  [A-1]  [B-3] [B-4] [B-5]
Certificates") in the principal amount of $-----------. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of July 30, 1997 (the "Pooling and Servicing
Agreement") among Norwest Asset Securities  Corporation,  as seller  ("NASCOR"),
Norwest Bank Minnesota,  National  Association,  as master servicer (the "Master
Servicer"),  First  Union  National  Bank,  as trust  administrator  (the "Trust
Administrator")  and Firstar  Trust  Company,  as trustee  (the  "Trustee"),  of
Norwest Asset Securities Corporation Mortgage Pass-Through Certificates,  Series
1997-10.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trust Administrator that:

              (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-1] [B-3] [B-4] [B-5]
         Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

              (b) The  Purchaser is acquiring  the Class [A-1] [B-3] [B-4] [B-5]
         Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

              [(c)The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-1] [B-3] [B-4] [B-5] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-1]
         [B-3] [B-4] [B-5] Certificates and can afford a complete loss of such investment.]

               [(c)The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

              (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated July 28, 1996, relating to the Class [A-1] [B-3] [B-4] [B-5] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NASCOR concerning the Class
         [A-1] [B-3] [B-4] [B-5] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-1] [B-3] [B-4] [B-5] Certificates that NASCOR possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-1] [B-3] [B-4] [B-5] Certificates. The
         Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-1] [B-3] [B-4] [B-5]
         Certificates  other than in connection  with a subsequent sale of Class
         [A-1] [B-3] [B-4] [B-5] Certificates.

              [(e)For Class B-3,  Class B-4 and Class B-5  Certificates:  Either
         (i) the Purchaser is not an employee  benefit plan or other  retirement arrangement  subject  to  Title  I of the  Employee  Retirement  Income
         Security  Act of 1974,  as amended,  ("ERISA"),  or Section 4975 of the
         Internal  Revenue  Code  of  1986,  as  amended  (the  "Code"),   or  a
         governmental  plan, as defined in Section 3(32) of ERISA subject to any federal,  state or local law  ("Similar  Law")  which is, to a material extent,  similar  to the  foregoing  provisions  of  ERISA  or the Code
         (collectively,  a "Plan"),  an agent  acting on behalf of a Plan,  or a person  utilizing  the assets of a Plan or (ii) if the  Purchaser is an insurance  company,  the source of funds used to  purchase  the Class B
         Certificate is an "insurance  company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60
         ("PTE 95-60"),  60 Fed. Reg. 35925 (July 12, 1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the  contract(s)  held by or on behalf of such Plan and all other Plans  maintained by the same employer (or affiliate  thereof as  defined in  Section  V(a)(1) of PTE 95-60) or by the same  employee organization  exceeds 10% of the total of all reserves and  liabilities of such general  account (as such amounts are determined  under Section
         I(a) of PTE 95-60) at the date of  acquisition  or (iii) the  Purchaser has provided (a) a "Benefit  Plan Opinion"  satisfactory  to NASCOR and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers'  certificates and agreements as NASCOR or the Master Servicer may have  required.  A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed  transfer will not cause the assets of the
         Trust  Estate  to be  regarded  as "plan  assets"  and  subject  to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee,  the Seller or the Master Servicer to any
         obligation in addition to those undertaken in the Pooling and Servicing
         Agreement  (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

              [ (e) For the Class A-1 Certificates: If the purchaser is an employee benefit plan or other retirement arrangement subject to Title
         I of the Employee  Retirement  Income  Security Act of 1974, as amended
         ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in section
         3(32) of ERISA  subject ot any  federal,  state or local law  ("Similar
         Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan or a person utilizing the assets of a Plan, then such Plan or person is an "accredited investor" within the meaning of Rule 501(a)(1) of the Act.

              (f) If the  Purchaser is a depository  institution  subject to the jurisdiction of the Office of the Comptroller of the Currency  ("OCC"),
         the Board of  Governors  of the Federal  Reserve  System  ("FRB"),  the
         Federal Deposit Insurance  Corporation  ("FDIC"),  the Office of Thrift
         Supervision  ("OTS")  or  the  National  Credit  Union   Administration
         ("NCUA"),  the Purchaser has reviewed the "Supervisory Policy Statement on  Securities  Activities"  dated  January  28,  1992  of the  Federal
         Financial  Institutions  Examination  Council  and the April  15,  1994
         Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA
         (with  modifications as applicable),  as appropriate,  other applicable investment  authority,  rules,  supervisory  policies and guidelines of
         these   agencies  and,  to  the  extent   appropriate,   state  banking
         authorities  and has  concluded  that its  purchase  of the Class [A-1]
         [B-3] [B-4] [B-5] Certificates is in compliance therewith.

     Section 3. Transfer of Class [A-1] [B-3] [B-4] [B-5] Certificates.

              (a) The  Purchaser  understands  that the Class  [A-1] [B-3] [B-4]
         [B-5] Certificates have not been registered under the Securities Act of
         1933 (the "Act") or any state  securities laws and that no transfer may be made  unless the Class [A-1]  [B-3]  [B-4]  [B-5]  Certificates  are
         registered  under  the  Act  and  applicable  state  law or  unless  an
         exemption  from  registration  is  available.   The  Purchaser  further
         understands  that  neither  NASCOR,  the Master  Servicer nor the Trust
         Administrator is under any obligation to register the Class [A-1] [B-3]
         [B-4] [B-5] Certificates or make an exemption  available.  In the event that such a transfer is to be made in reliance  upon an exemption  from
         the  Act  or  applicable   state   securities   laws,   (i)  the  Trust
         Administrator  shall require,  in order to assure  compliance with such laws, that the  Certificateholder's  prospective  transferee certify to
         NASCOR  and the Trust  Administrator  as to the  factual  basis for the registration or  qualification  exemption  relied upon, and (ii) unless the transferee is a "Qualified  Institutional Buyer" within the meaning of Rule 144A of the Act, the Trust Administrator or NASCOR may, if such transfer is made  within  three years from the later of (a) the Closing
         Date or (b) the last date on which NASCOR or any affiliate  thereof was a holder of the  Certificates  proposed to be  transferred,  require an
         Opinion  of  Counsel  that such  transfer  may be made  pursuant  to an exemption  from the Act and state  securities  laws,  which  Opinion of
         Counsel shall not be an expense of the Trust Administrator,  the Master
         Servicer or NASCOR. Any such Certificateholder  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee,  the
         Trust  Administrator,  the Master Servicer,  any Paying Agent acting on behalf of the Trust Administrator and NASCOR against any liability that may  result  if the  transfer  is  not so  exempt  or is  not  made  in accordance with such federal and state laws.

                  (b) No transfer of a Class [A-1] [B-3] [B-4] [B-5] Certificate shall be made unless the transferee provides NASCOR and the Trust
         Administrator with a Transferee's Letter, substantially in the form of this Agreement.

                  (c) The  Purchaser  acknowledges  that its Class  [A-1]  [B-3]
         [B-4] [B-5] Certificates bear a legend setting forth the applicable restrictions on transfer.


     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                        [PURCHASER]



                                        By:  ------------------------------

                                        Its:  ------------------------------




                                    EXHIBIT K






                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-10
                       CLASS [M] [B-1] [B-2] CERTIFICATES


                               TRANSFEREE'S LETTER
                               -------------------




                                        ---------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina  28288


Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

     The  undersigned  (the  "Purchaser")  proposes  to purchase  Norwest  Asset
Securities Corporation Mortgage Pass-Through Certificates, Series 1997-10, Class
[M] [B-1] [B-2] Certificates (the "Class [M] [B-1] [B-2] Certificates") in the principal amount of $-----------. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of July 30, 1997 (the "Pooling and Servicing
Agreement") among Norwest Asset Securities  Corporation,  as seller  ("NASCOR"),
Norwest Bank Minnesota,  National  Association,  as master servicer (the "Master
Servicer"),  First  Union  National  Bank,  as trust  administrator  (the "Trust
Administrator"),  and Firstar  Trust  Company,  as trustee  (the  "Trustee")  of
Norwest Asset Securities Corporation Mortgage Pass-Through Certificates,  Series
1997-10.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the NASCOR, the Master Servicer and the Trust Administrator that:

         Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement
         Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code
         (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class [M]
         [B-1] [B-2] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class
         Exemption  95-60 ("PTE 95-60"),  60 Fed. Reg. 35925 (July 12, 1995) and
         there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer
         (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar
         Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.



                                    [PURCHASER]



                                    By:  -----------------------------

                                    Its: -----------------------------

                                    [Reserved]





                                    EXHIBIT L



                 Cimmarron Mortgage Company Servicing Agreement

                   Citicorp Mortgage, Inc. Servicing Agreement

                Countrywide Home Loans, Inc. Servicing Agreement

              First Union Mortgage Corporation Servicing Agreement

                      HomeSide Lending Servicing Agreement

                  Huntington Mortgage Corp. Servicing Agreement

                   Suntrust Mortgage, Inc. Servicing Agreement

               National City Mortgage Company Servicing Agreement

                   Norwest Mortgage, Inc. Servicing Agreement




                                    EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of ---------------, between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and ------------- (the
"Purchaser").

                              PRELIMINARY STATEMENT

     -----------------  is the holder of the entire  interest  in Norwest  Asset
Securities Corporation Mortgage Pass-Through Certificates, Series 1997-10, Class
---- (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of July 30, 1997 among Norwest
Asset  Securities  Corporation,  as Seller  ("NASCOR"),  Norwest Bank Minnesota,
National  Association,  as Master Servicer,  First Union National Bank, as Trust
Administrator and Firstar Trust Company, as Trustee.

     -------------------- intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust
Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:



                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

     Collateral  Fund: The fund  established and maintained  pursuant to Section
3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least
P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current  Appraisal:  With  respect  to any  Mortgage  Loan as to which  the
Purchaser has made an Election to Delay Foreclosure, an appraisal of the related
Mortgaged  Property  obtained  by the  Purchaser  at its  own  expense  from  an independent  appraiser  (which  shall  not be an  affiliate  of  the  Purchaser)
acceptable to the Company as nearly contemporaneously as practicable to the time
of  the  Purchaser's  election,   prepared  based  on  the  Company's  customary
requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and
Section  3.02 to be reduced by all  withdrawals  therefrom  pursuant  to Section
2.02(g) and Section 2.03(d).

     Section 1.02 Definitions Incorporated by Reference

     All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.



                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

     Section 2.01 Reports and Notices

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

          (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing
     Agreement,  the related  Servicer to provide  the  Purchaser  with a notice
     (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

     (b) If requested by the Purchaser,  the Company shall cause,  to the extent that the Company as Master  Servicer is granted  such  authority  in the related
Servicing  Agreement,  the  related  Servicer  to make its  servicing  personnel available  (during  their  normal  business  hours)  to  respond  to  reasonable inquiries,  by phone or in writing by facsimile,  electronic,  or overnight mail transmission,  by the Purchaser in connection  with any Mortgage Loan identified in a report under  subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii)
which has been given to the Purchaser;  provided,  that (1) the related Servicer shall only be required to provide  information that is readily accessible to its servicing personnel and is  non-confidential  and (2) the related Servicer shall
respond   within  five   Business   Days  orally  or  in  writing  by  facsimile
transmission.

     (c) In addition to the  foregoing,  the Company shall cause,  to the extent that the Company as Master  Servicer is granted  such  authority  in the related
Servicing  Agreement,  the  related  Servicer to provide to the  Purchaser  such information as the Purchaser may reasonably request provided, however, that such information  is consistent  with normal  reporting  practices,  concerning  each
Mortgage  Loan that is at least ninety days  delinquent  and each  Mortgage Loan which has become  real estate  owned,  through  the final  liquidation  thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information  that  is  readily  accessible  to its  servicing  personnel  and is non-confidential  provided,  however,  that the  Purchaser  will  reimburse  the
Company and the related Servicer for any out of pocket expenses.

     Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings

     (a) The Purchaser shall be deemed to direct the Company to cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii)  subject to  extension  as set forth in Section  2.02(b),  the  related
Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related
Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In such latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master
Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) be obtainable by the related
Servicer from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above
(or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business
Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to
Section 3.01.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an
Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts  necessary to reimburse  the related  Servicer for all related  Monthly  Advances  and  Liquidation  Expenses  thereafter  made by such
Servicer in accordance with the Pooling and Servicing  Agreement and the related
Servicing  Agreement.  To the  extent  that the  amount of any such  Liquidation
Expenses is determined by the Company based on estimated  costs,  and the actual costs are  subsequently  determined  to be higher,  the Company may withdraw the additional  amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure  action is discontinued, the amounts so withdrawn from the Collateral  Fund shall be redeposited  therein and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related
Servicing  Agreement  as of the  date  hereof,  applicable  law  or the  related mortgage note. Except as provided in the preceding  sentence,  amounts withdrawn from the  Collateral  Fund to cover Monthly  Advances and  Liquidation  Expenses shall not be redeposited  therein or otherwise  reimbursed to the Purchaser.  If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining  in the  Collateral  Fund in  respect  of such  Mortgage  Loan  (after
adjustment  for  all  permitted   withdrawals  and  deposits  pursuant  to  this
subsection) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (I) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer if immediately available funds from the Purchaser to the Company for deposit in the related
Certificate Account or Lower-Tier Certificate Account as applicable; or (ii) the related Servicer may proceed with the Commencement of Foreclosure.

     (g) Upon the occurrence of a liquidation  with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay  Foreclosure and as to which
the  related  Servicer   proceeded  with  the  Commencement  of  Foreclosure  in
accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection
(c) exceeds the actual sales price obtained for the related  Mortgaged  Property
(net of  Liquidation  Expenses  and  accrued  interest  related to the  extended foreclosure  period),  and the Company shall  withdraw the amount of such excess from the  Collateral  Fund,  shall remit the same to the Trust Estate and in its capacity as Master  Servicer  shall apply such amount as additional  Liquidation
Proceeds  pursuant to the Pooling and  Servicing  Agreement.  After  making such withdrawal,  all amounts  remaining  in the  Collateral  Fund in respect of such
Mortgage  Loan (after  adjustment  for all  permitted  withdrawals  and deposits pursuant to this Agreement) shall be released to the Purchaser.

     Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

     (a) In  connection  with any  Mortgage  Loan  identified  in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage
Loan at the  applicable  Mortgage  Interest  Rate. If and when any such Mortgage
Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related
Servicing Agreement as of the date hereof, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an
Election  to  Foreclose,  the  related  Servicer  shall  continue to service the
Mortgage  Loan  in  accordance  with  its  customary   procedures   (other  than
Commencement of Foreclosure as provided herein).  In connection  therewith,  the
Company shall have the same rights to make  withdrawals for Monthly Advances and
Liquidation  Expenses  from the  Collateral  Fund as are provided  under Section
2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures.  The
Company shall not be required to cause, to the extent that the Company as Master
Servicer is granted  such  authority  in the related  Servicing  Agreement,  the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the  mortgagor's  bankruptcy or is otherwise  barred by applicable  law, or to the extent that all legal  conditions  precedent  thereto have not yet been complied with, or (ii) the Company  believes there is a breach of representations or warranties by the Company, a Servicer,  or a Seller, which may result in a repurchase or  substitution  of such Mortgage Loan, or (iii) the
Company or related Servicer  reasonably  believes the Mortgaged  Property may be contaminated with or affected by hazardous wastes or hazardous  substances (and,
without  limiting  the  related   Servicer's  right  not  to  proceed  with  the
Commencement of Foreclosure, the Company supplies the Purchaser with information supporting  such  belief).  Any  foreclosure  that  has  been  initiated  may be discontinued  (x) without  notice to the Purchaser if the Mortgage Loan has been brought  current or if a refinancing  or  prepayment  occurs with respect to the
Mortgage Loan  (including by means of a short payoff  approved by the Purchaser)
or (y) with  notice to the  Purchaser  if the related  Servicer  has reached the terms of a forbearance  agreement unless  instructed  otherwise by the Purchaser within two Business Days of such  notification.  Any such  instruction  shall be based upon a decision that such forbearance  agreement is not in conformity with reasonable servicing practices.

     (d) Upon the occurrence of a liquidation  with respect to any Mortgage Loan as to which the  Purchaser  made an  Election to  Foreclose  and as to which the related  Servicer  proceeded with the  Commencement of Foreclosure in accordance with subsection (c) above,  the Company shall  calculate the amount,  if any, by which  the  unpaid  principal  balance  of the  Mortgage  Loan  at the  time  of
liquidation  (plus  all  unreimbursed   interest  and  servicing   advances  and
Liquidation  Expenses  in  connection  therewith  other than those paid from the
Collateral  Fund)  exceeds  the actual  sales  price  obtained  for the  related
Mortgaged  Property,  and the Company  shall  withdraw the amount of such excess from the  Collateral  Fund,  shall remit the same to the Trust Estate and in its capacity as Master  Servicer  shall apply such amount as additional  Liquidation
Proceeds  pursuant to the Pooling and  Servicing  Agreement.  After  making such withdrawal,  all amounts  remaining in the Collateral Fund (after adjustment for all  withdrawals  and  deposits  pursuant to  subsection  (c) in respect of such
Mortgage Loan shall be released to the Purchaser.

     Section 2.04 Termination

     (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B
Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) any breach of the terms of this Agreement by the Purchaser.

     (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay
Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral
Fund pursuant to this Agreement.



                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST


     Section 3.01.Collateral Fund

     Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank
Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through
Certificates, Series 1997-10. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The
Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral
Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

     Upon the  termination of this Agreement and the liquidation of all Mortgage
Loans as to which the  Purchaser has made any Election to Delay  Foreclosure  or any Election to Foreclose  pursuant to Section  2.04 hereof,  the Company  shall distribute to the Purchaser all amounts  remaining in the Collateral Fund (after
adjustment  for  all  deposits  and  permitted   withdrawals  pursuant  to  this
Agreement)  together  with any  investment  earnings  thereon.  In the event the
Purchaser  has made  any  Election  to  Delay  Foreclosure  or any  Election  to
Foreclose,  prior to any distribution to the Purchaser of all amounts  remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

     Section 3.02.Collateral Fund Permitted Investments.

     The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral
Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral
Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03.Grant of Security Interest

     The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

     Section 3.04.Collateral Shortfalls.

     In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay
Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.



                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     Section 4.01.Amendment.

     This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

     Section 4.02.Counterparts.

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts,  each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03.Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04.Notices.

     All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

     (a) in the case of the Company,

         Norwest Bank Minnesota, National Association
         7485 New Horizon Way
         Frederick, MD  21703

         Attention:  Vice President, Master Servicing
         Phone:      301-696-7800
         Fax:        301-815-6365

     (b) in the case of the Purchaser,

         ------------------------------
         ------------------------------
         ------------------------------
         ------------------------------
         Attention: -------------------

     Section 4.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successors and Assigns.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings.

     The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Confidentiality.

     The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

     Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

     Section 4.09. Indemnification.

     The Purchaser agrees to indemnify and hold harmless the Company, NASCOR, and each Servicer and each person who controls the Company, NASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, NASCOR's, or a Servicer's direction (the "Indemnified
Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, NASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, NASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.


     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                   Norwest Bank Minnesota, National
                                   Association


                                   By:---------------------------------
                                   Name:-------------------------------
                                   Title:------------------------------


                                   ------------------------------------


                                   By:---------------------------------
                                   Name:-------------------------------
                                   Title:------------------------------



                                    EXHIBIT N
                          [FORM OF TRANSFEREE'S LETTER]

                      NORWEST ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-10
                                   CLASS A-10


                               TRANSFEREE'S LETTER


                                               ----------------  ---,------

First Union National Bank
230 South Tyron Street
Charlotte, North Carolina  28288

Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland  21703

     The  undersigned  (the  "Purchaser")  proposes  to purchase  Norwest  Asset
Securities Corporation Mortgage Pass-Through Certificates, Series 1997-10, Class
A-10 (the "Class A-10 Certificates") in the Original Class A-10 Notional Amount of $--------------. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of July 30, 1997 (the "Pooling and Servicing
Agreement"),  among Norwest Asset Securities Corporation,  as seller ("NASCOR"),
Norwest Bank Minnesota,  National  Association,  as master servicer (the "Master
Servicer"),  First  Union  National  Bank,  as trust  administrator  (the "Trust
Administrator") and Firstar trust Company, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series
1997-10.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR and the Trust Administrator that:

     (a) The Purchaser (a)(i) is a substantial, sophisticated, institutional investor having knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Class A-10
Certificates, such that such investor is capable of evaluating the merits and risks of an investment in the Class A-10 Certificates, and (ii) has a net worth of at least $10,000,000; or (b) will hold the Class A-10 Certificates solely as nominee for a person meeting the criteria set forth in clause (a).

     (b) the Purchaser acknowledges that its Class A-10 Certificates bear a legend setting forth the applicable restrictions on transfer.






     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and year first above written.


                                                  [PURCHASER]


                                                  By:------------------------

                                                  Its:-----------------------


